Exhibit 10.1

EXECUTION COPY

$300,000,000 AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

June 28, 2004

among

KINDRED HEALTHCARE, INC.

The Lenders Party Hereto

and

JPMORGAN CHASE BANK,

as Administrative Agent and Collateral Agent

J.P. MORGAN SECURITIES INC.,

as Sole Bookrunner and Sole Lead Arranger

CITICORP USA, INC.,

as Syndication Agent

GENERAL ELECTRIC CAPITAL CORPORATION,

THE CIT GROUP/BUSINESS CREDIT, INC.

and

WELLS FARGO FOOTHILL,

as Co-Documentation Agents

i

Section 10.13 .	Interest Rate Limitation	115
Section 10.14.	Margin Stock	115

SCHEDULES:
Schedule 1.01A	–	Discontinued Operations
Schedule 1.01B	–	Restricted Subsidiaries, Unrestricted Subsidiaries and Excluded Partnerships
Schedule 1.01C	–	Existing Affiliate Agreements
Schedule 1.01D	–	Initial Master Lease Properties; Other Leased Properties; Third-Party Leases
Schedule 1.01E	–	Management Contracts
Schedule 1.01F	–	Initial Owned Properties
Schedule 1.01G	–	Existing Investments
Schedule 1.01H	–	Specified Properties
Schedule 1.01I	–	Existing Letters of Credit
Schedule 1.01J	–	HCPI Properties
Schedule 2.01	–	Commitments
Schedule 3.13	–	Existing Instruments
Schedule 3.16	–	Real Property Information
Schedule 4.01	–	Pre-Closing Deposit Account Control Agreements
Schedule 5.14	–	Post-Closing Deposit Account Control Agreements
Schedule 7.01	–	Existing Indebtedness
Schedule 7.02	–	Existing Liens

EXHIBITS:
Exhibit A	–	Form of Assignment and Assumption
Exhibit B.1	–	Form of Opinion of the General Counsel of the Borrower
Exhibit B.2	–	Form of Opinion of the Senior Vice President of Corporate Legal Affairs of the Borrower
Exhibit B.3	–	Form of Opinion of Cleary, Gottlieb, Steen & Hamilton, special counsel for the Borrower
Exhibit B.4	–	Form of Opinion of Morris, Nichols, Arsht & Tunnell, special Delaware counsel for the Borrower
Exhibit C	–	Form of Security Agreement
Exhibit D	–	Form of Borrowing Base Certificate

v

THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 28, 2004 among KINDRED HEALTHCARE, INC., the LENDERS party hereto, JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent, CITICORP USA, INC., as Syndication Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, THE CIT GROUP/BUSINESS CREDIT, INC. and WELLS FARGO FOOTHILL, as Co-Documentation Agents.

WHEREAS, (a) Kindred Healthcare Operating (such term and other capitalized terms used in these recitals without definition having the meanings set forth in Sections 1.01 through 1.04 of this Agreement) is the borrower under the Exit Facility and (b) the obligations of Kindred Healthcare Operating under the Exit Facility are guaranteed by the Borrower, the parent company of Kindred Healthcare Operating, pursuant to the Vencor Guaranty Agreement (as defined in the Exit Facility);

WHEREAS, the lenders under the Exit Facility have made available to Kindred Healthcare Operating a revolving credit facility (with a letter of credit subfacility pursuant to which the Existing Letters of Credit were issued);

WHEREAS, (a) on the Effective Date, (i) the Borrower will assume all of the obligations of Kindred Healthcare Operating in its capacity as borrower under the Exit Facility and Kindred Healthcare Operating will be released from such obligations, (ii) the Borrower will be released from its obligations under the Vencor Guaranty Agreement and (iii) Kindred Healthcare Operating will guarantee the obligations of the Borrower hereunder as further set forth below, and (b) on and after the Effective Date, the rights and obligations of the Borrower and Kindred Healthcare Operating will be governed by the provisions of the Financing Documents;

WHEREAS, the Borrower has requested that the commitments under the revolving credit facility provided pursuant to the Exit Facility be increased to $300,000,000, that the Lenders participate in the Existing Letters of Credit and that the Issuing Lender issue, and the Lenders participate in, the Additional Letters of Credit;

WHEREAS, the Borrower proposes to use the proceeds of said revolving credit facility to provide loans and letters of credit for working capital and other general corporate purposes (including acquisitions) of the Borrower and its Restricted Subsidiaries on and after the Effective Date, including to repay all loans outstanding under the Exit Facility and to repay in full the Senior Secured Notes Facility, in each case on the Effective Date;

WHEREAS, the obligations of the Borrower under the foregoing facility and certain interest rate hedging arrangements are to be (a) secured by substantially all the Borrower’s assets and (b) guaranteed by the Borrower’s Restricted Subsidiaries (including Kindred Healthcare Operating), and each of such guarantees is to be secured by substantially all the assets of the relevant guarantor; and

WHEREAS, the Lenders are willing to extend the foregoing revolving credit facility to the Borrower and to participate in the Existing Letters of Credit, and the Issuing Lender is willing to issue, and the Lenders are willing to participate in, the Additional Letters of Credit, all on the terms and conditions provided herein;

NOW, THEREFORE, the parties hereto agree that, on and as of the Effective Date, the Exit Facility is hereby amended and restated in its entirety as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account” has the meaning set forth in Section 1 of the Security Agreement.

“Account Debtor” means any Person who is obligated to the Borrower or any Restricted Subsidiary under, with respect to, or on account of, an Account.

“Acquisition” means (i) any Investment by the Borrower or any of its Restricted Subsidiaries in a Person whereby such Person becomes a Restricted Subsidiary of the Borrower or whereby such Person is merged with and into the Borrower or a Restricted Subsidiary or (ii) an acquisition by the Borrower or any of its Restricted Subsidiaries of the property and assets of any Person (other than any then-existing Restricted Subsidiary) that constitutes substantially all of the assets of such Person, or any division, line of business, Healthcare Facility or other business unit of such Person.

“Additional Encumbrance Letter” means one or more letter agreements that may be entered into after the Effective Date among the Borrower, JPMorgan Chase Bank, as Agent, and First American Title Insurance Company.

“Additional Letter of Credit” means a letter of credit issued hereunder by the Issuing Lender on or after the Effective Date.

“Adjusted Consolidated Net Income” means, for any period, Consolidated Net Income for such period, adjusted to exclude therefrom, without duplication, (i) gains or losses from Asset Sales net of related tax effects and (ii) any net income (or loss) of any Person (other than the Borrower or a Restricted Subsidiary) in which the Borrower or any Restricted Subsidiary has an ownership interest, except that such Person’s net income shall not be excluded if (and to the extent that) such Person pays dividends or distributions in cash to the Borrower or any of its Restricted Subsidiaries during such period.

“Adjusted Leverage Ratio” means, on any day, the ratio of (i) (A) Consolidated Debt for Borrowed Money at such date plus (B) eight times the Consolidated Rental Expense for the four consecutive Fiscal Quarters then most recently ended minus (C) all cash (other than cash that has been allocated to or reserved for any specific purpose other than the payment of Indebtedness hereunder) of the Borrower and its Restricted Subsidiaries as at such date in excess of $50,000,000 to (ii) Consolidated EBITDAR for the four consecutive Fiscal Quarters then most recently ended; provided that, at any date prior to the end of the fourth full Fiscal Quarter following the Effective Date, the Consolidated Rental Expense to be multiplied by eight and the Consolidated EBITDAR shall each be determined as of the end of the then most recently ended Fiscal Quarter on an Annualized Basis.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate.

“Administrative Agent” means JPMorgan Chase Bank, in its capacity as administrative agent for the Lenders under the Financing Documents.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” means JPMorgan Chase Bank, in its capacity as administrative agent and/or collateral agent for the Lenders under the Financing Documents, as the context may require.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus ½ of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Annualized Basis” means that, when a provision hereof provides that Consolidated EBITDAR, Consolidated Interest Expense, Consolidated Rental Expense or Consolidated EBITDA is to be calculated as of a date (the “relevant date”) prior to the end of the fourth full Fiscal Quarter following the Effective Date for a period of four consecutive Fiscal Quarters ending on the relevant date, (i) Consolidated EBITDAR, Consolidated Interest Expense, Consolidated Rental Expense or Consolidated EBITDA, as the case may be, shall be calculated for the period from the end of the month in which the Effective Date occurs to the relevant date (a “short period”) and (ii) the amount so calculated shall be multiplied by a fraction of which the numerator is 12 and the denominator is the number of whole calendar months in such short period.

“Applicable Laws” means all applicable provisions of constitutions, statutes, laws, rules, treaties, regulations and orders of all Governmental Authorities and all applicable orders, rules and decrees of courts and arbitrators.

“Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

“Applicable Rate” means, for any day, with respect to any ABR Loan, Eurodollar Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread,” “Eurodollar Spread” or “Commitment Fee Rate,” as the case may be.

In each case, the “Applicable Rate” will be based on the Adjusted Leverage Ratio as of the most recent determination date; provided that:

(i) until the date that is six months after the Effective Date, the “Applicable Rate” will be the applicable rate per annum set forth below in Level III;

(ii) at any time when an Event of Default has occurred and is continuing, the “Applicable Rate” will be that set forth in Level IV; and

(iii) at the option of the Agent (or at the request of the Required Lenders), if the Borrower fails to deliver consolidated financial statements to the Agent as and when required by Section 5.01(a) or 5.01(b), the “Applicable Rate” will be that set forth in Level IV during the period from the expiration of the time specified for such delivery until such financial statements are so delivered.

	Adjusted Leverage Ratio	ABR Spread	Eurodollar Spread	Commitment Fee Rate
Level I	Less than or equal to 4.0 to 1.0	1.00%	2.00%	0.375%
Level II	Greater than 4.0 to 1.0 but less than or equal to 4.5 to 1.0	1.25%	2.25%	0.500%
Level III	Greater than 4.5 to 1.0 but less than or equal to 5.0 to 1.0	1.50%	2.50%	0.500%
Level IV	Greater than 5.0 to 1.0	1.75%	2.75%	0.500%

For purposes of this definition, (x) the Adjusted Leverage Ratio shall be determined as of the end of each Fiscal Quarter based on the Borrower’s consolidated financial statements delivered pursuant to Section 5.01(a) or 5.01(b) and (y) each change in an Applicable Rate resulting from a change in the Adjusted Leverage Ratio shall be effective during the period from and including the day when the Agent receives the financial statements indicating such change to but excluding the effective date of the next such change.

“Approved Fund” has the meaning assigned to such term in Section 10.04.

“Asset Sale” means any sale, lease or other transfer (including any such transaction effected by way of merger or consolidation) of any asset by the Borrower or any Restricted Subsidiary, including, without limitation, any Sale and Leaseback Transaction, whether or not involving a capital lease, and any sale or issuance of the Equity Interests of any Restricted Subsidiary, but excluding (i) any sale of inventory, cash, cash equivalents and other cash management investments and obsolete, unused or unnecessary equipment, in each case in the ordinary course of business, (ii) any transfer of assets by the Borrower to any Restricted Subsidiary or by any Restricted Subsidiary to the Borrower or another Restricted Subsidiary, (iii) the sale or issuance by the Borrower or any Restricted Subsidiary of any Equity Interests of any Restricted Subsidiary to the Borrower or any Restricted Subsidiary, (iv) any transfer of assets or related series of transfers of assets involving cash proceeds of less than $500,000 and (v) with respect to a lease of any property (including any Master Lease Property), surrender to or repossession by the lessor of such property, or the termination of the lease relating to such property.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Agent, in the form of Exhibit A or any other form approved by the Agent.

“Attributable Indebtedness” means, in respect of a Sale and Leaseback Transaction, the present value, discounted at the interest rate implicit in the Sale and Leaseback Transaction, of the total obligations of the lessee for rental payments during the remaining term of the lease in the Sale and Leaseback Transaction.

“Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means Kindred Healthcare, Inc. (f/k/a Vencor, Inc.), a Delaware corporation.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Base” means at any time, subject to adjustment as provided below, an amount equal to the sum of, without duplication:

(a) 80% multiplied by the sum of (i) the book value of the Hospital and Health Services Eligible Accounts, Pharmacy Eligible Accounts and Rehabilitation Eligible Accounts less (ii) the PIP Reserve less (iii) if the Agent, in the exercise of its reasonable discretion, has notified the Borrower that it requires the Borrower to make deductions pursuant to this clause (iii), the Dilution Reserve, plus

(b) 50% multiplied by the book value of the Eligible Aged Accounts, plus

(c) the Eligible Real Estate Borrowing Base Amount, less

(d) Established Reserves and, effective immediately upon notification thereof to the Borrower by the Agent, any other reserves established from time to time by the Agent in the exercise of its reasonable discretion;

provided that the amount determined pursuant to clause (c) above shall not exceed 25% of the Borrowing Base as determined at any date; and provided further that (i) the Agent may increase the percentages in clauses (a) or (b) above from time to time with the consent of the Supermajority Lenders and (ii) the Agent may, in the exercise of its reasonable discretion, reduce the percentages in clauses (a) or (b) above from time to time. The Agent shall give prompt written notice to the Borrower and the Lenders of any adjustments effected pursuant to this proviso.

The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate theretofore delivered to the Agent (including pursuant to Section 4.01(o) or Section 5.01(q), as applicable). Standards of eligibility with respect to the Borrowing Base may be revised and adjusted from time to time by the Agent in its reasonable discretion, with any changes in such standards to be effective three (3) days after delivery of notice thereof to the Borrower.

“Borrowing Base Certificate” means a certificate in the form of Exhibit D or any other form approved by the Agent, executed and certified as accurate and complete by a Financial Officer, together with appropriate exhibits, schedules, supporting documentation and additional reports as (i) outlined in Schedule 1 to Exhibit D, (ii) as provided for in Section 5.01(q), and (iii) as otherwise reasonably requested by the Agent.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, for any period, the gross additions to property, plant and equipment and other capital expenditures of the Borrower and its Restricted Subsidiaries for such period, as the same are or would be reflected in a consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries for such period; provided that the amount paid by the Borrower or any Restricted Subsidiary for any Acquisition and any amount of Casualty Proceeds applied to restore, repair, replace or rebuild the asset in respect of which such Casualty Proceeds were received shall not be included in the calculation of the amount of Capital Expenditures.

“Capital Lease” means a lease that would be capitalized on a balance sheet of the lessee prepared in accordance with GAAP. “Capital Lease Obligation” means the obligation to pay rent under any Capital Lease.

“Casualty Event” means (i) any Condemnation Event with respect to any property owned by or leased to the Borrower or any Restricted Subsidiary or (ii) any damage to, or destruction of, any property owned by or leased to the Borrower or any Restricted Subsidiary.

“Casualty Proceeds” means (i) with respect to any Condemnation Event, all awards or payments received by the Borrower, any Restricted Subsidiary or the Agent by reason of such Condemnation Event, including all amounts received with respect to any transfer in lieu or anticipation of such Condemnation Event or in settlement of any proceeding relating to such Condemnation Event and (ii) with respect to any other Casualty Event, all insurance proceeds or payments (excluding payments with respect to business interruption) which the Borrower, any Restricted Subsidiary or the Agent receives by reason of such other Casualty Event, less, in either case, unreimbursed expenses or losses related to the Casualty Event, including any payment with respect to taxes actually paid or to become payable by the Borrower and its Restricted Subsidiaries (as reasonably estimated by a Financial Officer) in respect of such Casualty Event.

“CHAMPUS” means, collectively, the Civilian Health and Medical Program of the Uniformed Services, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation, and all laws, rules, regulations, manuals, orders, guidelines or requirements pertaining to such program including (a) all federal statutes (whether set forth in 10 U.S.C. §§ 1071-1106 or elsewhere) affecting such program; and (b) all rules, regulations (including 32 C.F.R. § 199), manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time.

“CHAMPUS Receivable” means an Account payable pursuant to CHAMPUS.

“CHAMPVA” shall mean, collectively, the Civilian Health and Medical Program of the Department of Veteran Affairs, a program of medical benefits covering retirees and dependents of former members of the armed services administered by the United States Department of Veteran Affairs, and all laws, rules, regulations, manuals, orders, guidelines or requirements pertaining to such program including (a) all federal statutes (whether set forth in 38 U.S.C. § 1713 or elsewhere) affecting such program or applicable to CHAMPVA; and (b) all rules, regulations (including 38 C.F.R. § 17.54), manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time.

“Change in Law” means (i) the adoption of any law, rule or regulation after the date of this Agreement, (ii) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (iii) compliance by any Lender or the Issuing Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender’s or the Issuing Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

“Closing” means the closing hereunder on the Effective Date.

“Co-Documentation Agents” means each of General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and Wells Fargo Foothill.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all property, real and personal, tangible and intangible, with respect to which Liens are created or purportedly created pursuant to the Collateral Documents.

“Collateral Accounts” has the meaning set forth in Section 1 of the Security Agreement.

“Collateral Agent” means JPMorgan Chase Bank, in its capacity as collateral agent for the holders of the Secured Obligations under the Financing Documents.

“Collateral Documents” means the Security Agreement, the Security Agreement Supplements, the Mortgages, any deposit or other account control agreements and all other supplemental or additional security agreements, mortgages or similar instruments (other than any UCC financing statements) delivered pursuant hereto or thereto.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (i) reduced from time to time pursuant to Section 2.07 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments is $300,000,000.

“Condemnation Event” means any condemnation or other taking or temporary or permanent requisition of any property, any interest therein or right appurtenant thereto, or any change of grade affecting any property, as the result of the exercise of any right of condemnation or eminent domain. A transfer to a governmental authority in lieu or anticipation of condemnation shall be deemed to be a Condemnation Event.

“Consolidated Debt for Borrowed Money” means at any date the sum, without duplication, of (x) the aggregate amount of Indebtedness of the types described in clauses (i), (ii) and (iv) of the definition of “Indebtedness” which is Indebtedness of the Borrower and its Restricted Subsidiaries, (y) the aggregate amount of Indebtedness of the type described in clause (vi) of the definition of “Indebtedness” which is non-contingent Indebtedness of the Borrower and its Restricted Subsidiaries and (z) the aggregate amount of Guarantees by the Borrower and its Restricted Subsidiaries with respect to Indebtedness of others of the types described in clauses (i), (ii) and (iv) of the definition of “Indebtedness” and non-contingent Indebtedness of others of the type described in clause (vi) of the definition of “Indebtedness”, all determined on a consolidated basis as of such date after excluding accrued interest for the then current period not yet due and payable.

“Consolidated EBITDA” means, for any period, Adjusted Consolidated Net Income for such period plus, to the extent deducted in determining Adjusted Consolidated Net Income for such period, the sum of (i) Consolidated Interest Expense, (ii) income tax expense and (iii) depreciation, amortization and other similar non-cash charges.

“Consolidated EBITDAR” means, for any period, Consolidated EBITDA for such period plus, to the extent deducted in determining Consolidated EBITDA for such period, the sum of (i) Consolidated Rental Expense and (ii) non-cash compensation expense and minus (iii) any cash paid during such period in respect of non-cash compensation expense accrued during any prior period; provided that (x) Consolidated EBITDAR shall be calculated so as to exclude the effect of any income or expense that (A) is classified as extraordinary, (B) is reported separately as an unusual or non-recurring item, (C) is attributable to discontinued operations described on Schedule 1.01A or (D) represents the effect of an accounting change on prior periods, in each case in accordance with GAAP, and (y) if any Restricted Subsidiary of the Borrower is subject to a limitation (other than pursuant to the terms of the Financing Documents) in any period binding on such Restricted Subsidiary which limits such Restricted Subsidiary’s ability to pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any other Restricted Subsidiary, or to make loans or advances to the Borrower or any other Restricted Subsidiary or to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues to secure the obligations of the Borrower or any other Restricted Subsidiary under any Financing Document, Consolidated EBITDAR for such period shall be adjusted to exclude any portion thereof that is attributable to such Restricted Subsidiary and that, as a result of such limitation, it would be prohibited from paying, directly or indirectly, to the Borrower or any other Restricted Subsidiary at the end of such period.

“Consolidated Interest Expense” means, for any period, the interest expense of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis for such period; provided that Consolidated Interest Expense shall not (i) include interest capitalized in accordance with GAAP or (ii) be reduced by any interest income.

“Consolidated Net Income” means, for any period, the net income (or loss) of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis for such period.

“Consolidated Rental Expense” means, for any period, the total rental expense for operating leases of the Borrower and its Restricted Subsidiaries (other than any such rental expense that is attributable to the HCPI Properties), determined on a consolidated basis for such period; provided that Consolidated Rental Expense shall not be reduced by any rental income.

“Consolidated Subsidiary” means, as to any Person at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date. Unless otherwise specified, “Consolidated Subsidiary” means a Consolidated Subsidiary of the Borrower.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Cornerstone” means Cornerstone Insurance Company, a Cayman Islands corporation.

“Corporate Integrity Agreement” means the Corporate Integrity Agreement dated as of July 25, 2000 between the Office of Inspector General of the Department of Health and Human Services and the Borrower, as amended or supplemented from time to time.

“Cost Report Liability Reserve” means, without duplication for any other reserve hereunder, a reserve which shall reduce availability under the Borrowing Base by the cost report liability of the Borrower and its Restricted Subsidiaries (including for periods prior to the Effective Date), as determined by the Agent in its reasonable discretion.

“Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans and its LC Exposure at such time.

“Credit Parties” means the Borrower and the Subsidiary Guarantors, collectively.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” means on any day the rate of interest that would be payable on the Loans on such day pursuant to Section 2.11(c).

“Deposit Account Control Agreement” has the meaning set forth in Section 1 of the Security Agreement.

“Designated Interest Rate Agreement” means any Interest Rate Agreement with a Lender or an Affiliate of a Lender at the time such agreement is entered into that is designated by the Borrower, in a notice to the Agent, as a Designated Interest Rate Agreement for purposes of the Financing Documents.

“Dilution Factors” means, without duplication, with respect to any period, the aggregate amount of all deductions, credit memos, returns, adjustments, allowances, bad debt write-offs and other non-cash credits which are recorded to reduce accounts receivable in a manner consistent with current and historical accounting practices of the Borrower.

“Dilution Ratio” means, at any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors with respect to the Borrower and its Restricted Subsidiaries for the 12 most recently ended fiscal months divided by (b) total gross sales of the Borrower and its Restricted Subsidiaries for the 12 most recently ended fiscal months.

“Dilution Reserve” means, at any date, the applicable Dilution Ratio multiplied by the book value of the Eligible Accounts on such date.

“Disqualified Equity Interests” means Equity Interests that (a) by their terms or upon the happening of any event are (i) required to be redeemed or are redeemable at the option of the holder on or prior to the day that is 91 days after the Maturity Date for consideration other than Qualified Equity Interests or (ii) convertible at the option of the holder into Disqualified Equity Interests or exchangeable for Indebtedness or (b) require (or permit at the option of the holder) the payment of any dividend, interest, sinking fund or other similar payment (other than the accrual of such obligations) on or prior to the day that is 91 days after the Maturity Date (other than payments made solely in Qualified Equity Interests).

“dollars” or “$” refers to lawful money of the United States of America.

“EBITDA” means, when used with respect to any Healthcare Facility for any period, the net income attributable to the operations of such Healthcare Facility during such period, plus, to the extent deducted in determining such net income, the sum of (i) interest expense, (ii) income tax expense and (iii) depreciation, amortization and other similar non-cash charges.

“EBITDAR” means, when used with respect to any Healthcare Facility for any period, the net income attributable to the operations of such Healthcare Facility during such period, plus, to the extent deducted in determining such net income, the sum of (i) interest expense, (ii) income tax expense, (iii) rental expense and (iv) depreciation, amortization and other similar non-cash charges; provided that EBITDAR shall be calculated so as to exclude the effect of any income or expense that (A) is classified as extraordinary, (B) is reported separately as an unusual or non-recurring item, (C) is attributable to discontinued operations described in Schedule 1.01A or (D) represents the effect of an accounting change on prior periods, in each case in accordance with GAAP, as such amounts relate to such Healthcare Facility for such period.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 10.02).

“Eligible Accounts” means, at the time of determination thereof, all Accounts that satisfy at the time of creation and continue to satisfy at the time of such determination, the following criteria: such Account (i) arises from services performed or goods sold by the Borrower or a Restricted Subsidiary, (ii) is invoiced within 31 days (or in a timely manner in accordance with the normal invoicing policies and timing procedures of the Borrower and its Restricted Subsidiaries but in any event within 60 days) following the date such Account is recognized as revenue by the Borrower or the applicable Restricted Subsidiary and (iii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of the clauses (a) through (aa) below or otherwise deemed by the Agent in its reasonable discretion to be ineligible for inclusion in the calculation of the Borrowing Base as described below. Unless otherwise approved from time to time in writing by the Agent, Eligible Accounts shall not include any of the following Accounts:

(a) any Account that does not arise from the sale of goods or the performance of services by the Borrower or any Restricted Subsidiary in the ordinary course of its business;

(b) any Account that does not comply with all applicable legal requirements, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority (including any Account due from an Account Debtor located in the State of Indiana, New Jersey, Minnesota or West Virginia (or any other state that requires a creditor to file a business activity report or similar document in order to bring suit or otherwise enforce remedies against such Account Debtor in the courts or through any judicial process of such state), unless the Borrower or the applicable Restricted Subsidiary (at the time the Account was created and at all times thereafter) (i) had qualified to do business in Indiana, New Jersey, Minnesota or West Virginia or such other state, as applicable, (ii) had filed and has maintained effective a current notice of business activity report with the appropriate office or agency of the State of Indiana, New Jersey, Minnesota or West Virginia or such other state, as applicable, or (iii) was and has continued to be exempt from filing such report and has provided the Agent with reasonably satisfactory evidence thereof);

(c) any Account that is subject to any adverse security deposit, progress payment, retainage or other similar advance made by or for the benefit of the applicable Account Debtor, in each case to the extent thereof;

(d) any Account (i) that is invoiced in advance of the related goods sold or services provided, (ii) that is invoiced more than once, or (iii) with respect to which the associated income has not been earned;

(e) any Account that is a non-trade Account or that relates to payments for interest;

(f) any Account that is not paid in full and with respect to which the Borrower or applicable Restricted Subsidiary creates a new receivable for the unpaid portion of such Account, and other Accounts constituting chargebacks, debit memos and other adjustments for unauthorized deductions;

(g) any Account that relates to goods sold or services provided through discontinued operations or other assets and operations currently held for sale, except to the extent that such operations or assets are subject to active management by, and the normal Account collection procedures of, the Borrower or the applicable Restricted Subsidiary;

(h) any Account (i) upon which the Borrower’s or the applicable Restricted Subsidiary’s right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever by the Borrower or such Restricted Subsidiary or (ii) as to which the Borrower or the applicable Restricted Subsidiary is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial or administrative process or (iii) if the Account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor’s obligation to pay that invoice is subject to the Borrower’s or the applicable Restricted Subsidiary’s completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer;

(i) to the extent that any defense, counterclaim, setoff or dispute is asserted as to such Account;

(j) any Account that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor;

(k) any Account with respect to which an invoice, reasonably acceptable to the Agent in form and substance, has not been sent on a timely basis as specified in clause (ii) of the first paragraph of this definition;

(l) any Account (i) that is not owned by the Borrower or the applicable Restricted Subsidiary or with respect to which the Borrower or applicable Restricted Subsidiary does not have sole lawful and absolute title or (ii) that is subject to any right, claim, security interest or other interest of any other Person, other than Liens in favor of the Agent, on behalf of itself and the Lenders;

(m) any Account that arises from a sale to any director, officer, other employee or Affiliate of the Borrower or any Subsidiary;

(n) any Account due from an Account Debtor that is not domiciled in the United States and (if not a natural person) organized under the laws of the United States or any political subdivision thereof;

(o) to the extent the Borrower or any Restricted Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to the Borrower or any Restricted Subsidiary thereof but only to the extent of the potential offset;

(p) any Account that arises with respect to goods that are delivered on a bill-and-hold, cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional;

(q) any Account that is not payable by a Third Party Payor;

(r) any Account that is in default; provided that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following:

(i) any Account not paid within 120 days following its original invoice date; or

(ii) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

(iii) a petition is filed by or against any Account Debtor obligated upon such Account under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

(s) any Account that is the obligation of an Account Debtor if 50% or more of the dollar amount of all Accounts owing by that Account Debtor are ineligible under the other criteria set forth in this definition;

(t) any Account as to which the Agent’s Lien thereon, on behalf of itself and the Lenders, is not a first priority perfected Lien;

(u) any Account as to which any of the applicable representations or warranties in the Financing Documents are untrue;

(v) to the extent such Account is evidenced by an instrument or chattel paper (each as defined in the UCC) or a judgment;

(w) to the extent such Account exceeds any credit limit established by the Agent in its reasonable discretion following prior notice of such limit by the Agent to the Borrower;

(x) (i) that portion of any Account in respect of which there has been, or should have been, in accordance with GAAP, established by the Borrower or a Restricted Subsidiary a contra account whether in respect of contractual allowances, audit adjustments, anticipated discounts or otherwise, or (ii) any Account which is a Third Party Insurance Account and is due from an Account Debtor to whom the Borrower or any Restricted Subsidiary owes a trade payable, but only to the extent of such trade payable, or (iii) any Account which the Borrower or any Restricted Subsidiary knows is subject to the exercise by an Account Debtor of any right of recession, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the provision of medical services or otherwise, provided that this clause (iii) shall not apply to adjustments in the ordinary course with respect to Government Receivables;

(y) any Account due from any Third Party Payor (i) in respect of which a credit loss has been recognized or reserved by the Borrower or any Restricted Subsidiary, but only to the extent of such loss or reserve, or (ii) that, except in the case of a Government Receivable, is the United States or any state government or any department, agency or instrumentality thereof, unless the Borrower or the applicable Restricted Subsidiary has complied in all respects with the Federal Assignment of Claims Act of 1940 or the corresponding provision of any applicable state law;

(z) any Account that is payable in any currency other than dollars; or

(aa) any Account that is otherwise unacceptable to the Agent, in its reasonable discretion.

Notwithstanding the foregoing, all Accounts of any single Account Debtor (except in the case of Government Receivables) owing to the Borrower or any Restricted Subsidiary the book value of which, in the aggregate, exceeds 10% (or, in the case of an Account Debtor whose senior, unsecured, long-term indebtedness for borrowed money (which indebtedness is not guaranteed by any other Person or subject to any other credit enhancement) is rated Investment Grade, 20%) of the aggregate book value of all Eligible Accounts at the time of any determination (calculated without regard to this paragraph) shall be deemed not to be Eligible Accounts to the extent of such excess. The aggregate book value of Accounts of any single Account Debtor owing to the Borrower or any Restricted Subsidiary for purposes of the immediately preceding sentence shall be determined by the Borrower and, so long as the Borrower shall have used its best efforts in making such determination, such determination shall be conclusive absent manifest error. In determining the aggregate amount from the same Account Debtor that is unpaid more than 120 days from the date of invoice pursuant to clause (r) above there shall be excluded the amount of any net credit balances relating to the Accounts due from an Account Debtor with invoice dates more than 120 days from the date of invoice.

“Eligible Aged Account” means any Account that is not a Hospital and Health Services Eligible Account, Pharmacy Eligible Account or Rehabilitation Eligible Account solely because such Account was not paid within 120 days following its original invoice date; provided that any such Account that is not paid within 150 days following its original invoice date shall not be an “Eligible Aged Account”.

“Eligible Real Estate” means any Owned Property that meets the following criteria at the time of determination:

(a) the Borrower or a Restricted Subsidiary is the record owner of and has good fee title to such Owned Property;

(b) the Borrower or a Restricted Subsidiary, as applicable, has the right to subject such Owned Property to a Lien in favor of the Agent; such Owned Property is subject to a first priority Lien in favor of the Agent; and such Owned Property is not subject to any other Lien whatsoever (other than Permitted Liens);

(c) such Owned Property is not subject to any agreement which would by its terms restrict the Agent’s ability to sell or otherwise dispose of such Owned Property;

(d) if requested by the Agent with respect to such Owned Property, the Agent shall have, within a reasonable period of time following such request (it being understood that the reasonableness of the period of time shall be determined based on the type of reports being requested), received environmental reports reasonably satisfactory to the Agent with respect to such Owned Property, which reports shall be prepared by environmental engineering firms reasonably acceptable to the Agent;

(e) if requested by the Agent with respect to such Owned Property, the Agent shall have, within a reasonable period of time (and in any event within 30 days) following such request, received an appraisal report from an independent appraiser reasonably satisfactory to the Agent;

(f) if requested by the Agent with respect to such Owned Property, the Agent shall have, within a reasonable period of time (and in any event within 30 days) following such request, received evidence reasonably satisfactory to the Agent that there are no outstanding taxes, water and sewer charges, levies, assessments or impositions of any kind which are delinquent (other than any such taxes, charges, levies, assessments or impositions that (i) are being contested as set forth in Section 5.04(a) and (ii) do not exceed $750,000 in the aggregate with respect to all Owned Properties);

(g) the Agent has received an opinion of local counsel to the Borrower or the applicable Restricted Subsidiary in the jurisdiction in which such Owned Property is located with respect to the validity and enforceability of the Agent’s Lien on such Owned Property securing the Obligations, such opinion to be in form and substance satisfactory to the Agent;

(h) the Agent has received evidence reasonably satisfactory to the Agent in the form of coverage in the applicable title insurance policies or local counsel opinions, at the option of the Borrower or the applicable Restricted Subsidiary, that such Owned Property complies with the use limitations of all applicable zoning ordinances and by-laws;

(i) the Borrower or the applicable Restricted Subsidiary, as the case may be, has complied with all other requirements under the Financing Documents applicable to such Owned Property;

(j) such Owned Property is accredited by the Joint Commission on Accreditation of Healthcare Organizations (JCAHO);

(k) without limiting any other requirement set forth in this definition, if such Owned Property is listed on Schedule 1.01F, the Borrower has caused each of the conditions referred to in Section 5.14(c) and 5.14(d) applicable to such Owned Property to have been satisfied within the time period specified therein; and

(l) the Owned Property is not otherwise unacceptable to the Agent, in its reasonable discretion.

“Eligible Real Estate Borrowing Base Amount” means, on any day, an amount equal to (x) the aggregate EBITDA of the Healthcare Facilities located on the premises of Eligible Real Estate for the four Fiscal Quarters then most recently ended times (y) five.

“Enforceable Judgment” means a judgment or order of a court or arbitral or regulatory authority as to which the period, if any, during which the enforcement of such judgment or order is stayed shall have expired. A judgment or order which is under appeal or as to which the time in which to perfect an appeal has not expired shall not be deemed an Enforceable Judgment so long as enforcement thereof is effectively stayed pending the outcome of such appeal or the expiration of such period, as the case may be.

“Enforcement Notice” means a notice delivered by the Administrative Agent to the Collateral Agent pursuant to Section 8.03 directing the Collateral Agent to exercise one or more specific rights or remedies under the Collateral Documents.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions relating to the environment or to the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Materials or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or wastes or the clean-up or other remediation thereof.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties, natural resource damages or indemnities), of the Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (i) any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) exposure to any Hazardous Materials, (iv) the release or threatened release of any Hazardous Materials into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interest” means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (v) any warrant, option or other right to acquire any Equity Interest described in the foregoing clauses (i), (ii), (iii) and (iv).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“ERISA Group” means the Kindred Companies and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Kindred Company, are treated as a single employer under Section 414 of the Code.

“Escrow Agreement” means the Escrow Agreement dated as of April 20, 2001, among the Borrower, Kindred Healthcare Operating, JP Morgan Chase Bank (as successor in interest to Morgan Guaranty Trust Company of New York), as agent, and First American Title Insurance Company, as escrow agent, as amended, modified or amended and restated from time to time.

“Escrowed Mortgage Documents” means the mortgages, deeds to secure debt or deeds of trust and related documents placed in escrow with First American Title Insurance Company pursuant to the Escrow Agreement.

“Escrowed Properties” means Facility #640 (Kindred Hospital—Tampa, Florida), Facility #199 (Kindred at Sellersburg, Indiana), Facility #248 (Liberty Care Center Kentucky), Facility #307 (Lincoln Nursing Center North Carolina), Facility #4602 (Kindred Hospital- Coral Gables Florida), Facility #592 (Greenbriar Terrace Healthcare), Facility #4664 (Kindred Hospital—Albuquerque) and Facility #824 (Rehab and Healthcare Center of Mobile).

“Established Reserves” means, collectively, the Cost Report Liability Reserve and the Interest Rate Agreement Reserve.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Section 8.01.

“Excluded Partnership” means each of the general and limited partnerships and each of the limited liability companies identified on Schedule 1.01B hereto as an Excluded Partnership; provided that any such partnership or limited liability company shall cease to be an Excluded Partnership at such time as (i) the grant of a security interest in the partnership interests or limited liability company interests thereof and a guaranty of the Obligations by such entity shall no longer constitute a material violation of a valid and enforceable restriction in favor of a third party or (ii) the required consents to such grant and such guaranty shall have been obtained.

“Excluded Taxes” means, with respect to the Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (i) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (ii) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (iii) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender’s failure to comply with Section 2.15(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.15(a).

“Executive Officer” means any “executive officer” (within the meaning of Rule 3b-7 under the Securities Exchange Act) of the Borrower.

“Existing Affiliate Agreements” means the agreements listed in Schedule 1.01C hereto.

“Existing Credit Facilities” means (i) the $120,000,000 Credit Agreement, dated as of April 20, 2001, among Kindred Healthcare Operating, the Borrower, the lenders party thereto, the Swingline Bank party thereto, the LC Issuing Banks party thereto, JPMorgan Chase Bank (as successor in interest to Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent, and General Electric Capital Corporation, as Documentation Agent and Collateral Monitoring Agent (the “Exit Facility”) and (ii) the Credit Agreement Providing for the Issuance of $300,000,000 Senior Secured Notes Due 2008, dated as of April 20, 2001, among Kindred Healthcare Operating, the Borrower, the lenders party thereto, and JPMorgan Chase Bank (as successor in interest to Morgan Guaranty Trust Company of New York), as Collateral Agent and Administrative Agent (the “Senior Secured Notes Facility”), in each case as in effect immediately prior to the Effective Date.

“Existing Encumbrance Letter” means the Borrower’s letter dated as of April 20, 2001 addressed to JPMorgan Chase Bank, as agent under the Exit Facility, and First American Title Insurance Company.

“Existing Letters of Credit” means the letters of credit issued by the Issuing Lender before the Effective Date and listed in Schedule 1.01I hereto.

“Exit Facility” has the meaning specified in the definition of “Existing Credit Facilities”.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Mortgages” means fee mortgages in form and substance satisfactory to the Agent relating to the Owned Properties.

“Financial Officer” means the principal financial officer, principal accounting officer, treasurer or assistant treasurer of the Borrower.

“Financing Documents” means this Agreement (including the Schedules and Exhibits hereto), any promissory notes issued hereunder, and the Collateral Documents.

“Fiscal Quarter” means a fiscal quarter of the Borrower.

“Fiscal Year” means a fiscal year of the Borrower.

“Fixed Charge Coverage Ratio (EBITDA)” means, on any date (the “transaction date”), the ratio of (x) Consolidated EBITDA for the four consecutive Fiscal Quarters ended immediately prior to the transaction date (the “reference period”) to (y) Consolidated Interest Expense for the reference period; provided that, at any transaction date prior to the end of the fourth full Fiscal Quarter following the Effective Date, the foregoing amounts shall be determined as of the end of the then most recently ended Fiscal Quarter on an Annualized Basis. In making the foregoing calculation,

(a) pro forma effect will be given to any Indebtedness incurred during or after the reference period to the extent the Indebtedness is outstanding or is to be incurred on the transaction date as if the Indebtedness had been incurred on the first day of the reference period;

(b) pro forma calculations of interest on Indebtedness bearing a floating interest rate will be made as if the rate in effect on the transaction date (taking into account any Interest Rate Agreement applicable to the Indebtedness if the Interest Rate Agreement has a remaining term of at least 12 months) had been the applicable rate for the entire reference period;

(c) Consolidated Interest Expense related to any Indebtedness no longer outstanding or to be repaid or redeemed on the transaction date, except for Consolidated Interest Expense accrued during the reference period under this Agreement to the extent of the Commitments in effect on the transaction date, will be excluded;

(d) pro forma effect will be given to

(i) the creation, designation or redesignation of Restricted and Unrestricted Subsidiaries,

(ii) the acquisition or disposition of companies, divisions or lines of businesses by the Borrower and its Restricted

Subsidiaries, including any acquisition or disposition of a company, division or line of business since the beginning of the reference period by a Person that became a Restricted Subsidiary after the beginning of the reference period, and

(iii) the discontinuation of any discontinued operations, that have occurred since the beginning of the reference period as if such events had occurred, and, in the case of any disposition, the proceeds thereof applied, on the first day of the reference period. To the extent that pro forma effect is to be given to an acquisition or disposition of a company, division or line of business, the pro forma calculation will be based upon the most recent four full fiscal quarters for which the relevant financial information is available.

“Foothill Transaction” means the proposed acquisition by Kindred Nursing Centers West, L.L.C. of the remaining 50% general partnership interest in Foothill Nursing Company Partnership.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“GAAP” means generally accepted accounting principles in the United States of America.

“Government Receivables” shall mean collectively, any and all Accounts which are (a) Medicare Receivables, (b) Medicaid Receivables, (c) TRICARE Receivables, (d) CHAMPUS Receivables, (e) VA Receivables or (f) any other Accounts payable by a Governmental Authority approved by the Agent, which approval shall not be unreasonably withheld.

“Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

“Governmental Authority” means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“HCPI Properties” means the Healthcare Facilities listed on Schedule 1.01J.

“HCPI Transaction” means the proposed transaction pursuant to which a Credit Party acquires the HCPI Property referred to as “MO# 860/861” from Health Care Property Investors, Inc. (“HCPI”) and, substantially simultaneously therewith and as sole consideration for which acquisition, enters into a Sale and Leaseback Transaction with respect to the HCPI Property referred to as “TN# 274” with HCPI.

“Health Services Division” means the Borrower’s health services division, which provides long-term care services through the operation of nursing centers.

“Healthcare Facility” means (i) a hospital, outpatient clinic, nursing center, assisted or independent living community, long-term care facility or any other facility that is used or useful in the provision of healthcare or custodial care services, (ii) any healthcare business affiliated or associated with a Healthcare Facility (as defined in clause (i)) or (iii) any business related or ancillary to the provision of healthcare services or the operation of a Healthcare Facility (as defined in clause (i)) including, but not limited to, pharmacy supply and services, contract therapy services, as well as hospice and home care services.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest rate, currency exchange rate or commodity price hedging arrangement.

“Hospital and Health Services Eligible Accounts” means Eligible Accounts of the Borrower or a Restricted Subsidiary arising solely from the Health Services Division or the Hospital Division; provided that Hospital and Health Services Eligible Accounts shall not at any time include any Accounts arising from the Borrower’s or a Restricted Subsidiary’s (i) rehabilitation therapy business, (ii) Enteral services or (iii) pharmacy business, including but not limited to, institutional, infusion, Mediclaim, urological, and POH services.

“Hospital Division” means the Borrower’s hospital division, which generally provides long-term acute care to medically complex patients through the operation of hospitals.

“Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all Capital Lease Obligations of such Person, (v) all obligations of such Person to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities, (vi) all obligations of such Person (whether contingent or non-contingent) to reimburse any Lender or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (vii) all obligations secured by a Lien on any asset of such Person, whether or not such Indebtedness is otherwise an obligation of such Person, and (viii) all Guarantees by such Person of obligations of another Person (each such Guarantee to constitute Indebtedness in an amount equal to the maximum amount of such other Person’s obligations Guaranteed thereby); provided that neither (a) trade accounts payable nor (b) amounts owed to patients or residents arising in the ordinary course of business nor (c) obligations arising in respect of insurance policies or performance or surety bonds which are not themselves Guarantees of Indebtedness (nor drafts, acceptances or similar instruments evidencing the same nor obligations in respect of letters of credit supporting the payment of the same) nor (d) guarantees of any obligation of the Borrower or a Restricted Subsidiary pursuant to an operating lease shall constitute Indebtedness.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Information Memorandum” means the Confidential Information Memorandum dated May 2004 relating to the Borrower and the Transactions.

“Initial Master Lease Properties” means the Healthcare Facilities identified as the “Initial Master Lease Properties” on Schedule 1.01D hereto.

“Insurance Subsidiary” means any insurance company that becomes a Subsidiary of the Borrower on or after the Effective Date.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.06.

“Interest Hedge Counterparty” means the counterparty under any Designated Interest Rate Agreement.

“Interest Payment Date” means (i) with respect to any ABR Loan, the last day of each March, June, September and December and (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Agreement” means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge arrangement, to or under which the Borrower or any of its Restricted Subsidiaries is a party or a beneficiary on the date hereof or becomes a party or a beneficiary hereafter.

“Interest Rate Agreement Reserve” means a reserve which shall reduce availability under the Borrowing Base by, as of any date of determination, an amount equal to the aggregate amount that would be payable by the Credit Parties to the Interest Hedge Counterparties in the event the Designated Interest Rate Agreements were terminated as of such date, as determined by the Agent in its reasonable discretion.

“Investment” means, with respect to any Person (the “Investor”), any investment by the Investor in any other Person, whether by means of share purchase, capital contribution, loan, advance, purchase of Indebtedness, payment in respect of a Guarantee of Indebtedness, time deposit or otherwise.

“Investment Grade” means, with respect to any indebtedness of any Person, that such indebtedness is rated BBB- or better by S&P and Baa3 or better by Moody’s.

“Issuing Lender” means JPMorgan Chase Bank, in its capacity as the issuer of Letters of Credit (including the Existing Letters of Credit) hereunder, and its successors in such capacity as provided in Section 2.04(j). The Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Lender, in which case the term “Issuing Lender” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Kindred Company” means the Borrower or any Subsidiary of the Borrower.

“Kindred Healthcare Operating” means Kindred Healthcare Operating, Inc. (f/k/a Vencor Operating, Inc.), a Delaware corporation.

“LC Disbursement” means a payment made by the Issuing Lender pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (ii) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Leasehold Mortgages” means leasehold mortgages in form and substance satisfactory to the Agent relating to (i) the Initial Master Lease Properties and the Other Leased Properties and (ii) leases of any other real properties leased by the Borrower or any Subsidiary Guarantor which are required to be so encumbered to secure the Obligations pursuant to Section 5.09.

“Lender Parties” means the Lenders, the Issuing Lender and the Agent.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Letter of Credit” means any Existing Letter of Credit or Additional Letter of Credit.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset or any other arrangement (other than a right of set-off, recoupment, counterclaim or similar right) the economic effect of which is to give a creditor preferential access to such asset to satisfy its claim, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Grantor” means the Borrower or a Subsidiary Guarantor that grants a Lien on any of its property pursuant to the Collateral Documents.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Management Contracts” means the management contracts pursuant to which the Borrower and the Subsidiary Guarantors manage Healthcare Facilities as set forth in Schedule 1.01E hereto.

“Margin Stock” has the meaning set forth in Regulation U.

“Master Lease Agreements” means the Master Lease Agreements demising to the Borrower and Kindred Healthcare Operating the Initial Master Lease Properties and any other lease agreement pursuant to which any real property is leased by the Borrower or any Restricted Subsidiary from any Ventas Company, in each case as amended from time to time after the Effective Date in accordance with the terms hereof and thereof.

“Master Lease Property” means (i) the Initial Master Lease Properties and (ii) any properties added after the Effective Date to the properties leased under a Master Lease Agreement.

“Material Adverse Effect” means a material adverse effect on (i) the business, operations, assets, prospects, property or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the ability of the Borrower, or the ability of the Restricted Subsidiaries taken as a whole, to perform any of their respective obligations under any Financing Document, (iii) the validity, binding effect or enforceability of any Financing Documents or the rights of or benefits available under the Financing Documents to the Agent, the Issuing Lender or the Lenders or (iv) the validity, perfection or priority of the Liens on any material part of the Collateral created or purportedly created under the Collateral Documents.

“Material Indebtedness” means Indebtedness (other than Indebtedness arising under this Agreement), or obligations in respect of one or more Hedging Agreements, of the Borrower or any one or more of the Subsidiary Guarantors, arising in one or more related or unrelated transactions, in an aggregate principal amount of $10,000,000 or more. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or a Subsidiary Guarantor in respect of any Hedging Agreement at any time will be the maximum aggregate amount (after giving effect to any netting agreements) that the Borrower or such Subsidiary Guarantor, as the case may be, would be required to pay if such Hedging Agreement were terminated at such time.

“Material Plan” means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

“Material Real Property” means (i) any real property with a fair market value exceeding, in the case of real property relating to a Healthcare Facility that is a hospital, $6,000,000, or in the case of any other real property, $3,000,000, in either case, which is acquired by the Borrower or a Subsidiary Guarantor after the Effective Date and not sold to a Person (other than the Borrower or a Subsidiary Guarantor) within 90 days after such acquisition or (ii) any real property leased to the Borrower or a Subsidiary Guarantor for the first time after the Effective Date if the projected EBITDA (as reasonably estimated by a Financial Officer) for the Healthcare Facility to which such lease relates for the twelve months following the date on which a leasehold report is delivered to the Agent pursuant to Section 5.09(c) is equal to or exceeds $1,000,000 with respect to any leased Healthcare Facility that is a hospital and $500,000 with respect to any other leased Healthcare Facility.

“Maturity Date” means the fifth anniversary of the Effective Date, or if such day is not a Business Day, the next preceding Business Day.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. § 1396 et seq.) and any statutes succeeding thereto.

“Medicaid Receivable” has the meaning set forth in Section 1 of the Security Agreement.

“Medicaid Regulations” means, collectively, (i) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid, (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above, (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above, and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (iii) above, in each case as may be amended or supplemented.

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. § 1995 et seq.) and any statutes succeeding thereto.

“Medicare Receivable” has the meaning set forth in Section 1 of the Security Agreement.

“Medicare Regulations” means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare, together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including without limitation, Health and Human Services (“HHS”), Centers for Medicare and Medicaid Services, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended or supplemented.

“Minority-Owned Affiliate” means any Person (other than a Restricted Subsidiary) in which (i) the Borrower and its Restricted Subsidiaries own 10% or more of any class of capital stock or other Equity Interests or (ii) the Borrower or any Restricted Subsidiary is a general partner.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgages” means the Leasehold Mortgages and Fee Mortgages, collectively.

“Most Recent Audited Financial Statements” means (i) at any time before audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries have been delivered pursuant to Section 5.01(a), the audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of December 31, 2003 and (ii) at any time after audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries have been delivered pursuant to Section 5.01(a), the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries so delivered.

“Most Recent Financial Statements” means (i) at any time before consolidated financial statements of the Borrower and its Consolidated Subsidiaries (whether audited or unaudited) have been delivered pursuant to Section 5.01(a) or Section 5.01(b), the consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of March 31, 2004 and (ii) at any time after consolidated financial statements of the Borrower and its Consolidated Subsidiaries have been delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent consolidated financial statements of the Borrower and its Consolidated Subsidiaries so delivered.

“Multiemployer Plan” means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

“Non-Recourse Debt” means Indebtedness as to which (i) neither the Borrower nor any Restricted Subsidiary provides any Guarantee and as to which the lenders have been notified in writing (including pursuant to the instrument evidencing such Indebtedness) that they will not have any recourse to the stock or assets of the Borrower or any Restricted Subsidiary and (ii) no default thereunder would, as such, constitute a default under any Indebtedness of the Borrower or any Restricted Subsidiary.

“Obligations” means all obligations of every nature of the Borrower or any Subsidiary Guarantor under or in connection with the Financing Documents and the Designated Interest Rate Agreements, including without limitation, any liability of the Borrower on any claim, whether or not the right to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed or contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or other similar proceeding. Without limiting the generality of the foregoing, the Obligations of the Borrower and a Subsidiary Guarantor include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by the Borrower or such Subsidiary Guarantor under any Financing

Document or Designated Interest Rate Agreement, (b) the obligation to reimburse all amounts drawn under a Letter of Credit and (c) the obligation to reimburse any amount in respect of any of the foregoing that any Agent or any Lender, in its sole discretion, may elect to pay or advance on behalf of the Borrower or such Subsidiary Guarantor in accordance with the terms of any Financing Document.

“Organizational Documents” means (i) with respect to any corporation, its certificate or articles of incorporation, by-laws and other constitutional documents, including the certificate of designation for any series of its preferred stock, (ii) with respect to any limited liability company, its articles of organization and operating agreement, or other comparable documents however named, and (iii) with respect to any partnership, its partnership agreement.

“Other Leased Properties” means the Healthcare Facilities identified as the “Other Leased Properties” on Schedule 1.01D hereto.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

“Owned Properties” means each of the Healthcare Facilities identified on Schedule 1.01F hereto and any other real property owned in fee by the Borrower or any Subsidiary Guarantor which is included in the Collateral pursuant to Section 5.09 after the Effective Date.

“Participant” has the meaning set forth in Section 10.04.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Permitted Delinquent Account Assignments” means assignments for collection from time to time of Accounts (other than Eligible Accounts) in the ordinary course of business of the Borrower and its Restricted Subsidiaries and consistent with past practice.

“Permitted Encumbrances” means, with respect to any property (including any leasehold interest) owned by the Borrower or any Restricted Subsidiary:

(a) Liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or such Restricted Subsidiary in accordance with GAAP;

(b) carriers’, warehousemen’s, mechanics’, materialmens, repairmens’ or other like Liens arising by operation of law in the ordinary course of business so long as (A) the underlying obligations are not overdue for a period of more than 60 days or (B) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Borrower or such Restricted Subsidiary in accordance with GAAP;

(c) Liens arising in the ordinary course of business and consistent with past practice in connection with deposits with trade creditors, landlords, bonding companies and other similar deposits;

(d) Liens arising in the ordinary course of business in connection with the Borrower’s cash management system; provided that the aggregate principal amount of Indebtedness secured by this clause (d) shall not at any time exceed $10,000,000;

(e) judgment liens, and Liens securing appeal bonds (or letters of credit or other similar instruments issued in support of or in lieu of appeal bonds), so long as no Event of Default then exists under Section 8.01(j);

(f) other Liens or title defects in respect of real property (including matters which an accurate survey might disclose and exceptions to title set forth in title insurance with respect to the Mortgages) which (A) do not secure Indebtedness and (B) do not materially detract from the value of such property or materially impair the use thereof by the Borrower or such Restricted Subsidiary in the operation of its business;

(g) other Liens and other title defects listed on the schedule to the Existing Encumbrance Letter that were insured over by First American Title Insurance Company in reliance on an indemnity provided to First American Title Insurance Company by the Borrower; and

(h) other Liens and other title defects listed on the schedule to any Additional Encumbrance Letter; provided that such Liens and title defects are paid, discharged, removed, insured over by First American Title Insurance Company, waived or reserved against in accordance with the provisions of, and within the time periods (if any) specified in, such Additional Encumbrance Letter.

“Permitted Intercompany Indebtedness” means Indebtedness of the Borrower or any Restricted Subsidiary owed to the Borrower or any other Restricted Subsidiary; provided that such Indebtedness is either evidenced by a promissory note (which note shall be subordinated to the Obligations in a manner reasonably satisfactory to the Agent) or maintained in the form of open account balances in which, in either case, the Agent has a first priority perfected security interest under the Security Agreement at all times until such security interest is released pursuant to Section 25 thereof.

“Permitted Investment” means:

(a) Investments existing on the Effective Date and set forth in Schedule 1.01G hereto;

(b) Temporary Cash Investments;

(c) any Investment in a then-existing Restricted Subsidiary;

(d) payroll, travel and other advances to directors, officers and employees, in each case in the ordinary course of business, not in excess of $1,000,000 outstanding at any time; provided that taxes payable in connection with the issuance of Equity Interests of the Borrower in the ordinary course of business to such directors, officers and employees shall be excluded from the calculation of the amount of Investments outstanding under this clause (d) so long as such taxes are not owing for more than 30 days;

(e) working capital loans to, and other Investments in, Minority-Owned Affiliates and any other Investment in any Person engaged in any business related to or ancillary to the provision of healthcare services or the operation of a Healthcare Facility, so long as the aggregate amount of all Investments made after the Effective Date pursuant to this clause (e) outstanding at any time shall not exceed $20,000,000;

(f) Investments received as non-cash consideration in an Asset Sale made pursuant to and in compliance with Section 7.03(c); and

(g) Investments in Cornerstone of required amounts notified to the Borrower in writing from time to time by (i) the insurance regulatory authorities in the Cayman Islands or (ii) the Internal Revenue Service pursuant to applicable treasury rules or regulations or interpretations thereof; provided that the Borrower shall promptly upon receipt of any such notice forward a copy thereof to the Agent.

“Permitted Liens” means Liens permitted to exist under Section 7.02.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pharmacy Division” means the Borrower’s pharmacy division, which provides institutional, hospital, infusion, Mediclaim, urological and POH pharmacy services.

“Pharmacy Eligible Accounts” means Eligible Accounts of the Borrower or a Restricted Subsidiary arising solely from the Pharmacy Division.

“PIP Liability” means, at any time, the liability of the Borrower and its Restricted Subsidiaries based on periodic interim payment reviews for overpayments of Medicare or Medicaid reimbursements or such other aggregate periodic interim payments received by the Borrower or its Restricted Subsidiaries that have not yet been applied to reduce the applicable Accounts.

“PIP Reserve” means, without duplication for any other reserve hereunder, a reserve which shall reduce availability under the Borrowing Base by an amount equal to the PIP Liability for the then current year, as determined by the Agent in its reasonable discretion.

“Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Qualification” means, with respect to any report of independent public accountants covering financial statements, a qualification to such report (such as a “subject to” or “except for” statement therein) (i) resulting from a limitation on the scope of examination of such financial statements or the underlying data, (ii) as to the capability of the Person whose financial statements are being examined to continue operations as a going concern or (iii) which could be eliminated by changes in financial statements or notes thereto covered by such report (such as, by the creation of or increase in a reserve or a decrease in the carrying value of assets); provided that neither of the following shall constitute a Qualification: (a) a consistency exception relating to a change in accounting principles with which the independent public accountants for the Person whose financial statements are being examined have concurred or (b) a qualification relating to the outcome or disposition of any uncertainty, including but not limited to threatened litigation, pending litigation being contested in good faith, pending or threatened claims or other contingencies, the impact of which litigation, claims, contingencies or uncertainties cannot be determined with sufficient certainty to permit quantification in such financial statements.

“Qualified Equity Interests” means all Equity Interests of a Person other than Disqualified Equity Interests.

“Qualified Transaction” means (a) any sale or other transfer of, or any release of Liens relating to, any Accounts or any books or records relating thereto, so long as (i) the Borrower delivers to the Agent (A) at least five Business Days prior to the proposed closing date of such transaction, a draft Borrowing Base Certificate prepared on a pro forma basis after giving effect to such transaction and (B) on the closing date of such transaction, a final Borrowing Base Certificate prepared on a pro forma basis after giving effect to such transaction and (ii) if the aggregate Credit Exposures of all Lenders exceeds the Borrowing Base in effect on the closing date of such transaction after giving effect thereto, the Borrower prepays Loans and pays cash to the Agent as required by Section 2.09(c) or (b) any other sale or other transfer of, or any other release of Liens relating to, any Accounts or any books or records relating thereto, so long as (i) the aggregate consideration received with respect to the transaction pursuant to which such Accounts are sold or otherwise transferred does not exceed $10,000,000 and (ii) the aggregate book value of Eligible Accounts sold or otherwise transferred pursuant to such transaction does not exceed $1,000,000.

“Quarterly Measurement Date” means the last day of a Fiscal Quarter.

“Register” has the meaning set forth in Section 10.04.

“Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Rehabilitation Division” means the Borrower’s rehabilitation division, which provides rehabilitation therapy services.

“Rehabilitation Eligible Accounts” means Eligible Accounts of the Borrower or a Restricted Subsidiary arising solely from the Rehabilitation Division.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Required Lenders” means, at any time, Lenders having Credit Exposures and unused Commitments representing more than 50% of the sum of the total Credit Exposures and unused Commitments at such time.

“Restricted Investment” means any Investment or Acquisition other than an Investment or Acquisition made pursuant to Section 7.08(a).

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Restricted Subsidiary (except dividends payable solely in Equity Interests of the same class), or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Restricted Subsidiary.

“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary; the initial Restricted Subsidiaries as of the Effective Date are identified on Schedule 1.01B hereto.

“S&P” means Standard & Poor’s.

“Sale and Leaseback Transaction” means, with respect to any Person, an arrangement whereby such Person enters into a lease of property previously transferred by such Person to the lessor.

“SEC” means the United States Securities and Exchange Commission.

“Secured Obligations” has the meaning set forth in Section 1 of the Security Agreement.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Security Agreement” means the Amended and Restated Guarantee and Security Agreement among the Credit Parties and the Agent, substantially in the form of Exhibit C hereto, as amended or supplemented from time to time.

“Security Agreement Supplement” means a Security Agreement Supplement, substantially in the form of Exhibit A to the Security Agreement, whereby the Borrower or a Subsidiary Guarantor grants (or confirms its grant of) a security interest in additional Collateral to the Agent and, if the grantor of such security interest is a Subsidiary that is not already a party to the Security Agreement, such Subsidiary becomes a party thereto.

“Security Interests” has the meaning set forth in Section 1 of the Security Agreement.

“Senior Secured Notes Facility” has the meaning specified in the definition of “Existing Credit Facilities”.

“Specified Properties” means the Healthcare Facilities and other assets listed on Schedule 1.01H.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Agent is subject, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, a “Subsidiary” means a subsidiary of the Borrower.

“Subsidiary Guarantor” means each Restricted Subsidiary listed on the signature pages of the Security Agreement under the caption “Subsidiary Guarantors” and each Subsidiary that shall, at any time after the date hereof, become a Subsidiary Guarantor pursuant to Section 26 of the Security Agreement.

“Subsidiary Guaranty” means a guaranty by a Subsidiary Guarantor that the Borrower will perform its obligations under the Financing Documents and the Designated Interest Rate Agreements, such guaranty to be set forth in the Security Agreement.

“Supermajority Lenders” means, at any time, Lenders having Credit Exposures and unused Commitments representing 66 2/3% or more of the sum of the total Credit Exposures and unused Commitments at such time.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Temporary Cash Investment” means any investment in (i) securities issued, or directly and fully guaranteed or insured, by the United States or any agency or instrumentality thereof; provided that the full faith and credit of the United States or one of its agencies is pledged in support thereof, (ii) time deposit accounts, bankers’ acceptances, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by any office located in the United States of a bank or trust company which is organized or licensed under the laws of the United States or any State thereof and which bank or trust company has capital, surplus and undivided profits aggregating more than $1,000,000,000 and has outstanding debt which is rated “P-1” (or higher) by Moody’s or “A-1” (or higher) by S&P or any money-market fund sponsored by a registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with an office located in the United States of a bank or trust company meeting the qualifications described in clause (ii) above, (iv) commercial paper, maturing not more than 180 days after the date of acquisition, issued by a corporation (other than any Ventas Company, any Kindred Company or any Affiliate thereof) organized under the laws of the United States or any State thereof with a rating, at the date of acquisition, of “P-1” (or higher) by Moody’s or “A-1” (or higher) by S&P, (v) securities with maturities of six months or less from the date of acquisition issued or fully and unconditionally guaranteed by any State, commonwealth or territory of the United States, or by a political subdivision or taxing authority thereof, and rated at least “P-1” (or higher) by Moody’s or “A-1” (or higher) by S&P, (vi) money market funds which invest substantially all of their assets in securities described in the preceding clauses (i) through (v), and (vii) corporate bonds issued by a corporation (other than any Ventas Company, any Kindred Company or any Affiliate thereof) organized under the laws of the United States or any State thereof with a rating of “A2” (or higher) by Moody’s or “A” (or higher) by S&P, maturing within 60 months from the date of acquisition; provided that the aggregate market value of investments of the type described in clauses (iv) and (vii) shall be limited at all times to no more than 40% of the aggregate market value of all Temporary Cash Investments at such time, and the aggregate market value of such investments in any one issuer shall be limited at all times to no more than 5% of the aggregate market value of such investments at such time.

“Third Party Insurance Accounts” means, collectively, any and all Accounts that are not Government Receivables.

“Third Party Leases” means the leases by the Borrower or a Subsidiary Guarantor listed and identified as “Third Party Leases” in Schedule 1.01D hereto.

“Third Party Payor” shall mean any governmental entity, insurance company, health maintenance organization, professional provider organization or similar entity that is obligated to make payments on any Account.

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

“TRICARE” means, collectively, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation, which program was formerly known as the Civilian Health and Medical Program of the Uniformed Services (CHAMPUS), and all laws, rules, regulations, manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time.

“TRICARE Receivable” shall mean an Account payable pursuant to TRICARE.

“Type” refers to whether the rate of interest on any Loan, or on any Loans comprising a Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“UCC” has the meaning set forth in Section 1 of the Security Agreement.

“Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title I of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

“United States” means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

“Unrestricted Subsidiary” means Cornerstone, Transitional Hospitals Corporation of Michigan, Inc., each Excluded Partnership, and any other Subsidiary of the Borrower that at the time of determination has previously been designated, and continues to be, an Unrestricted Subsidiary in accordance with Section 5.06.

“VA Receivable” has the meaning set forth in Section 1 of the Security Agreement.

“Ventas” means Ventas, Inc., a Delaware corporation.

“Ventas Company” means Ventas or any Subsidiary of Ventas.

“Warrants” means the warrants issued by the Borrower for the purchase of 14,000,000 shares of the Borrower’s common stock, which warrants were issued pursuant to the Warrant Agreement dated as of April 21, 2001 between the Borrower and Wells Fargo Bank of Minnesota, N.A., as Warrant Agent.

Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by their Type. Borrowings also may be classified and referred to by Type.

Section 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

ARTICLE 2

THE CREDITS

Section 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Credit Exposure exceeding such Lender’s Commitment, (b) the total Credit Exposures exceeding the total Commitments or (c) the total Credit Exposures exceeding the Borrowing Base then in effect. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans.

Section 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(f). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of eight Eurodollar Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three

Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Borrowing Request in a form approved by the Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the aggregate amount of the requested Borrowing;

(ii) the date of such Borrowing, which shall be a Business Day;

(iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04. Letters of Credit. (a) Existing Letters of Credit. On the Effective Date, without further action by any party hereto, the Issuing Lender shall be deemed to have granted to each Lender, and each Lender shall be deemed to have acquired from the Issuing Lender, a participation in each Existing Letter of Credit equal to such Lender’s Applicable Percentage of (i) the aggregate amount available to be drawn thereunder and (ii) the aggregate unpaid amount of any outstanding reimbursement obligations in respect thereof. Such participations shall be on all the same terms and conditions as participations granted in Additional Letters of Credit under Section 2.04(e). With respect to each Existing Letter of Credit (i) if the Issuing Lender has heretofore sold a participation therein to a Lender, such Lender and the Issuing Lender agree that such participation shall be automatically canceled on the Effective Date and (ii) if the Issuing Lender has heretofore sold a participation therein to any bank or financial institution that is not a Lender, such participation shall be cancelled upon the Agent receiving the written consent of such bank or financial institution to the effectiveness of this Agreement as contemplated by Section 4.01(t).

(b) Additional Letters of Credit. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Additional Letters of Credit for its own account (or for the account of any Restricted Subsidiary), in a form reasonably acceptable to the Agent and the Issuing Lender, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(c) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of an Additional Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of an Additional Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the account party, the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit, as applicable. If requested by the Issuing Lender, the Borrower also shall submit a letter of credit application on the Issuing Lender’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $50,000,000, (ii) the total Credit Exposures shall not exceed the total Commitments and (iii) the total Credit Exposures shall not exceed the Borrowing Base then in effect.

(d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

(e) Participations. By the issuance of an Additional Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders, the Issuing Lender hereby grants to each Lender, and each Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the Issuing Lender, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Lender and not reimbursed by the Borrower on the date due as provided in paragraph (f) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(f) Reimbursement. If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Agent an amount equal to such LC Disbursement not later than 3:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 11:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 3:00 p.m., New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 11:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Lenders. Promptly following receipt by the Agent of any payment from the Borrower pursuant to this paragraph, the Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(g) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Agent, the Lenders nor the Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Lender (as finally determined by a court of competent jurisdiction), the Issuing Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(h) Disbursement Procedures. The Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Lender shall promptly notify the Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an

LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Lender and the Lenders with respect to any such LC Disbursement.

(i) Interim Interest. If the Issuing Lender shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.11(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (f) of this Section to reimburse the Issuing Lender shall be for the account of such Lender to the extent of such payment.

(j) Replacement of the Issuing Lender. The Issuing Lender may be replaced at any time by written agreement among the Borrower, the Agent, the replaced Issuing Lender and the successor Issuing Lender. The Agent shall notify the Lenders of any such replacement of the Issuing Lender. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Lender pursuant to Section 2.10(b). From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Lender” shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(k) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Agent, in the name of the Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (m) of Article 8. Such deposit shall be held by the Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Agent to reimburse the Issuing Lender for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

Section 2.05. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York City time, to the account of the Agent most recently designated by it for such purpose by notice to the Lenders. The Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.04(f) shall be remitted by the Agent to the Issuing Lender.

(b) Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender’s share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and the Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

Section 2.06. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall notify the Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Interest Election Request in a form approved by the Agent and signed by the Borrower.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.07. Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

(b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, the total Credit Exposures would exceed (x) the total Commitments or (y) the Borrowing Base then in effect.

(c) The Borrower shall notify the Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

Section 2.08. Repayment of Loans; Evidence of Indebtedness. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.09. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section.

(b) The Borrower shall notify the Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of prepayment. In either case, such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice relating to a Borrowing, the Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11.

(c) If, at any time, the total Credit Exposures exceed the Borrowing Base then in effect, the Borrower shall immediately (i) prepay Loans in an amount equal to such excess and (ii) if such excess is greater than the outstanding principal amount of the Loans at such time, the Borrower shall pay to the Agent an amount in immediately available funds equal to the amount by which the Credit Exposures exceed the Borrowing Base after giving effect to the payment made pursuant to clause (i) above to be held for the benefit of the Lenders and the Issuing Lender in accordance with the Collateral Documents to secure the payment of all reimbursement obligations in respect of any LC Disbursements arising from subsequent drawings under Letters of Credit issued hereunder. All or any portion of any amount paid to the Agent pursuant to clause (ii) above will be returned to the Borrower at its request accompanied by a certificate of a Financial Officer stating that, after giving effect to such return, the Credit Exposures will not exceed the Borrowing Base then in effect and no Default is continuing.

Section 2.10. Fees. (a) The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and the date on which the Commitments terminate, commencing on the first such day to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Lender’s Commitment will be deemed to be used to the extent of its outstanding Loans and LC Exposure.

(b) The Borrower agrees to pay (i) to the Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Lender a fronting fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Lender’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Lender pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) The Borrower agrees to pay to the Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Agent.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Agent (or to the Issuing Lender, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. All fees payable hereunder, once paid, shall not be refundable under any circumstances.

Section 2.11. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Notwithstanding the foregoing, if any Default has occurred and is continuing, (i) all amounts outstanding hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (A) in the case of principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (B) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section and (ii) the participation fees referred to in Section 2.10(b)(i) shall be increased by 2% per annum.

(d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error.

Section 2.12. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a) the Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(b) the Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

Section 2.13. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Lender; or

(ii) impose on any Lender or the Issuing Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or the Issuing Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.14. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.15. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent, Lender or Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) The Borrower shall indemnify the Agent, each Lender and the Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Agent, such Lender or the Issuing Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender, or by the Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

(f) If the Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.15, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.15 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

(g) For any period with respect to which a Foreign Lender has failed to provide the Borrower and the Agent with the appropriate documentation pursuant to Section 2.15(e) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which documentation originally was required to be provided), such Lender shall not be entitled to indemnification under Section 2.15(a) with respect to Taxes imposed by the United States; provided that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver any documentation required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

Section 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Sections 2.13, 2.14 or 2.15, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Lender as expressly provided herein and except that payments pursuant to Sections 2.13, 2.14, 2.15 and 10.04 shall be made directly to the Persons entitled thereto. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender or Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.04(e) or (f), 2.05(b) or 2.16(d), then the Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.17. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section

2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Section 2.18. Release of Security Interest in Assets being Sold. The Agent shall release specific assets (but not all or substantially all the Collateral) from the Security Interests pursuant to Section 25 of the Security Agreement if:

(i) the Agent shall have received a written request for such release signed by any Executive Officer or a Financial Officer stating that (x) the assets to be released are being sold or otherwise transferred and (y) the sale or transfer thereof does not violate Section 7.03(c) hereof;

(ii) arrangements satisfactory to the Agent have been made so that such release will become effective no earlier than the closing of such sale or transfer; and

(iii) no Default or Enforcement Notice is in effect when such instructions are given.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders that:

Section 3.01. Corporate Existence and Power. The Borrower and each Subsidiary Guarantor (a) is a corporation, limited liability company or partnership duly incorporated or organized and validly existing under the laws of its jurisdiction of incorporation or organization, (b) is in good standing under the laws of its jurisdiction of incorporation or organization and (c) has all corporate or other powers and all material Governmental Approvals (including without limitation those required by Medicaid Regulations and Medicare Regulations) required to carry on its business as now conducted and as proposed to be conducted, except for such Governmental Approvals the failure of which to have, in the aggregate, could not be reasonably expected to have a Material Adverse Effect. The Borrower and each Subsidiary Guarantor is in compliance with its Organizational Documents.

Section 3.02. Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower and each Subsidiary Guarantor of the Financing Documents to which it is a party, its performance of its obligations thereunder and, with respect to the Borrower, its borrowings hereunder, are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings necessary to perfect the Liens created by the Collateral Documents) and do not contravene, or constitute a default under, any Applicable Laws or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Lien (other than the Liens created by the Collateral Documents) on any of its assets.

Section 3.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower, and the other Financing Documents, when executed and delivered as contemplated by this Agreement, will constitute valid and binding obligations of each Credit Party that is a party thereto, in each case enforceable in accordance with its terms, except as limited by general principles of equity and by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally.

Section 3.04. Security Interests. On the Effective Date, the Collateral Documents will create valid Security Interests in the Collateral to the extent set forth therein. At all times after the Closing, the Collateral Documents will create valid and, when financing statements are filed in the offices specified in the Perfection Certificates (as defined in the Security Agreement) delivered pursuant to the Security Agreement, perfected Security Interests in the Collateral from time to time covered or purportedly covered thereby to the extent that a security interest in such Collateral may be perfected by filing under the UCC. Such

Security Interests will be prior to all other Liens (except Permitted Liens, other than Permitted Liens referred to in Section 7.02(g) and any Permitted Liens arising out of any refinancings of any Indebtedness secured by any Permitted Lien referred to in Section 7.02(g)) on such Collateral until the applicable Security Interest is released pursuant to Section 25 of the Security Agreement.

Section 3.05. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 2003 and the related consolidated statements of operations, cash flows and shareholders’ equity for the Fiscal Year then ended, reported on by PricewaterhouseCoopers LLP, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

(b) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 2004 and the related consolidated statements of operations, cash flows and shareholders’ equity for the Fiscal Quarter then ended and for the portion of the Fiscal Year then ended, certified by a Financial Officer, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such periods.

(c) Since December 31, 2003, no event has occurred and no condition has come into existence which (i) has had a Material Adverse Effect (other than any such event or condition the Material Adverse Effect of which has ceased) or (ii) is reasonably likely to have a Material Adverse Effect.

Section 3.06. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any Subsidiary Guarantor before any court or arbitrator or any governmental body, agency or official (i) in which there is a reasonable possibility of an adverse decision that could reasonably be expected to have a Material Adverse Effect or (ii) which in any manner questions the validity of any Financing Document.

Section 3.07. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or made any amendment to any Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

Section 3.08. Taxes. The Borrower and the Subsidiary Guarantors have filed all United States Federal income tax returns that are required to be filed by them (or have filed appropriate extensions for filing such tax returns) and have paid prior to delinquency all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except such taxes, if any, as are being contested in good faith and as to which reserves have been provided. The charges, accruals and reserves on the books of the Borrower and the Subsidiary Guarantors in respect of taxes or other similar governmental charges are in the aggregate, in the opinion of the Borrower, adequate.

Section 3.09. Compliance with Laws. The Borrower and the Subsidiary Guarantors are in compliance in all material respects with all Applicable Laws (including without limitation Medicaid Regulations and Medicare Regulations), other than such laws, rules or regulations (i) the validity or applicability of which the Borrower or the relevant Subsidiary Guarantor is contesting in good faith or (ii) the failure to comply with which could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.10. No Regulatory Restrictions on Borrowing. Neither the Borrower nor any Subsidiary Guarantor is (i) an “investment company”, within the meaning of the Investment Company Act of 1940, as amended, (ii) a “holding company”, or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended or (iii) otherwise subject to any regulatory scheme which restricts its ability to incur Indebtedness hereunder.

Section 3.11. Environmental Matters. (a) From time to time, the Borrower reviews the effect of Environmental Laws on the business, operations and properties of the Borrower and the Subsidiary Guarantors, in the course of which reviews it identifies and evaluates associated liabilities and costs, including Environmental Liabilities. On the basis of such reviews, the Borrower has reasonably concluded that the foregoing associated liabilities and costs are unlikely to have a Material Adverse Effect.

(b) Except to the extent that the Environmental Liabilities of the Borrower and the Subsidiary Guarantors that relate to or could result from the matters referred to in this Section 3.11(b) would not exceed $2,000,000 for any one occurrence, or $10,000,000 for any occurrences in the aggregate, no notice, notification, demand, request for information, citation, summons, complaint or order with respect to Hazardous Materials or any violation of or liability under Environmental Laws is in existence or, to the knowledge of the Borrower, proposed, threatened or anticipated with respect to or in connection with the business conducted or to be conducted by, or in connection with the operation of any properties owned, leased or operated by, the Borrower or any Subsidiary Guarantor, and there are no facts, circumstances or events which could reasonably be expected to result in any such notice, notification, demand, request for information, citation, summons, complaint or order.

Section 3.12. Full Disclosure. The information (other than projections) heretofore furnished in writing by the Borrower or any Subsidiary Guarantor to the Agent or any Lender, taken as a whole, for purposes of or in connection with this Agreement or any transaction contemplated hereby did not at the time furnished, and all such information hereafter furnished in writing by the Borrower or any Subsidiary Guarantor to the Agent or Lender, taken as a whole, will not at the time furnished, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were or will be made, not misleading. Although any projections (and the underlying assumptions) by necessity involve uncertainties and approximations, the Borrower believes as of the date hereof that the projections set forth in the Information Memorandum are reasonable (and the significant assumptions upon which they are based are stated in summary form therein), and such projections provide reasonable estimations of the future performance of the Borrower and its Restricted Subsidiaries, subject, as stated above, to the uncertainties and approximations inherent in any projections. The Borrower has disclosed to the Lenders in writing (including by way of reports filed in accordance with Section 12 of the Securities Exchange Act) any and all facts which are known to it and which have had or could reasonably be expected to have a Material Adverse Effect.

Section 3.13. Information as to Equity Interest and Instruments. Schedule 1.01B hereto sets forth a correct and complete list, as of the close of business on the Effective Date, of each Subsidiary of the Borrower, its outstanding Equity Interests, each owner thereof and the percentage thereof owned by such owner. As of the close of business on the Effective Date, neither the Borrower nor any of its Subsidiaries owns any interest in any Subsidiary which is not a Restricted Subsidiary (other than Cornerstone, Transitional Hospitals Corporation of Michigan, Inc. and the Excluded Partnerships). Except as set forth on Schedule 3.13 hereto, no Indebtedness owed to the Borrower or any Restricted Subsidiary is evidenced by any instrument (as such term is defined in the UCC) that is not held in a Collateral Account or pledged to the Agent as part of the Collateral.

Section 3.14. Representations in Other Financing Documents. The representations of each Lien Grantor in the Security Agreement and in each Security Agreement Supplement (if any) signed by it are true.

Section 3.15. Margin Stock. (a) The Borrower does not, as of the date hereof, expect that the Borrower or any Subsidiary Guarantor will acquire any Margin Stock in the future. Even if they do, Margin Stock will not at any time represent more than 25% of the value (as determined by any reasonable method) of the assets subject to any provision of the Financing Documents that restricts the right or ability of the Borrower or any Subsidiary Guarantor to sell, pledge or otherwise dispose of Margin Stock owned by them or requires a prepayment of Loans upon the exercise of any such right.

(b) No part of the proceeds of any Loan or Letter of Credit will be used for “buying” or “carrying” any Margin Stock within the respective meanings of each of the quoted terms under Regulation U or for any purpose which violates the provisions of any regulation of the Board.

Section 3.16. Properties. (a) The Borrower and each Subsidiary Guarantor has good title to, or valid leasehold interests in, all real and personal property material to its business (including all its property subject to the Mortgages), except for Permitted Liens and defects that in the aggregate could not reasonably be expected to have a Material Adverse Effect.

(b) The Borrower and each Subsidiary Guarantor owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiary Guarantors does not infringe upon the rights of any other Person, except for infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(c) Schedule 3.16 sets forth a brief description of each hospital and nursing home and each other material real property that is owned or leased by the Borrower or any Subsidiary Guarantor as of the Effective Date.

(d) As of the Effective Date, neither the Borrower nor any Subsidiary Guarantor has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any property subject to a Mortgage or any sale or disposition thereof in lieu of condemnation. No property subject to a Fee Mortgage nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such property or interest therein, other than Permitted Liens.

Section 3.17. Existing Indebtedness. As of the Effective Date, the Borrower and the Subsidiary Guarantors will have no Indebtedness outstanding other than (i) Indebtedness evidenced by this Agreement, (ii) Indebtedness set forth on Schedule 7.01 hereto and (iii) other Indebtedness in an aggregate principal amount not exceeding $1,000,000.

Section 3.18. Solvency. Immediately after the Transactions to occur on the Effective Date are consummated and after giving effect to the application of the proceeds of each Loan made on the Effective Date, (a) the fair value of the assets of the Borrower, and the fair value of the assets of the Restricted Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise of the Borrower, and of the Restricted Subsidiaries on a consolidated basis, respectively; (b) the present fair saleable value of the property of the Borrower, and the present fair saleable value of the property of the Restricted Subsidiaries on a consolidated basis, will exceed the amount that will be required to pay the probable liability of the debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, of the Borrower, and of the Restricted Subsidiaries on a consolidated basis, respectively; (c) the Borrower, and the Restricted Subsidiaries on a consolidated basis, will be able to pay their respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) neither the Borrower, nor the Restricted Subsidiaries on a consolidated basis, will have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and proposed to be conducted after the Effective Date.

ARTICLE 4

CONDITIONS

Section 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Lender to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

(a) The Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed by such party or (ii) facsimile or other written confirmation satisfactory to the Agent that such party has signed a counterpart hereof.

(b) The Agent shall have received a counterpart of the Security Agreement, signed by the Borrower and each Subsidiary Guarantor, together with (to the extent not already held by JPMorgan Chase Bank in its capacity as collateral agent under the Existing Credit Facilities) certificates evidencing all the certificated Equity Interests listed in Schedule 1.01B (other than Equity Interests held in Cornerstone or any Excluded Partnership) and stock powers or other appropriate instruments of transfer relating thereto, undated and endorsed in blank.

(c) The Agent shall have received all UCC financing statements reasonably requested by the Agent to perfect its security interests in the Collateral a security interest in which is purported to be granted under the Security Agreement and evidence satisfactory to the Agent that such UCC financing statements will be filed on or promptly after the Effective Date, and any related filing fees or similar charges or taxes will be paid by the Credit Parties in connection with such filing.

(d) The Agent shall have received a copy of each Master Lease Agreement (together with all amendments and modifications thereto) as in effect on the Effective Date, together with evidence satisfactory to the Agent that appropriate memoranda of lease have been recorded with respect to each of the Initial Master Lease Properties, as required to protect the rights of the relevant Credit Party as lessee thereof against third parties.

(e) The Lenders, the Agent and JPMorgan Chase Bank, as lead arranger, shall have received all fees required to be paid, and all reasonable expenses for which invoices have been presented, on or before the Effective Date (including reasonable fees, charges and disbursements of Davis Polk & Wardwell and of local counsel to the Agent).

(f) All principal, interest and fees payable under the Senior Secured Notes Facility shall have been paid (or shall be paid simultaneously with the Closing hereunder); all Liens (other than fee and leasehold mortgages) securing the Senior Secured Notes Facility shall have been discharged (or arrangements satisfactory to the Agent shall have been made for the discharge of such Liens promptly after the Effective Date); and the Agent shall have received evidence satisfactory to it of the foregoing.

(g) The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders and dated the Effective Date) of each of (i) the General Counsel of the Borrower, substantially in the form of Exhibit B.1 hereto, (ii) the Senior Vice President of Corporate Legal Affairs of the Borrower, substantially in the form of Exhibit B.2 hereto, (iii) Cleary, Gottlieb, Steen & Hamilton, special counsel for the Borrower, substantially in the form of Exhibit B.3 hereto and (iv) Morris, Nichols, Arsht & Tunnell, special Delaware counsel for the Borrower, substantially in the form of Exhibit B.4 hereto. The Borrower requests such counsel to deliver such opinions.

(h) All governmental and third party consents and approvals necessary or, in the reasonable discretion of the Agent, advisable in connection with the Financing Documents and continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect, and all requisite governmental filings necessary in connection therewith have been made and all applicable waiting periods shall have expired without in either case any action being taken by any competent authority, except in any case or in all cases in the aggregate such that the failure to have been obtained or made would not reasonably be expected to have a Material Adverse Effect.

(i) No event or condition which has had or is reasonably likely to have a Material Adverse Effect shall have occurred.

(j) There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect.

(k) The Agent shall have received a completed Perfection Certificate (as defined in the Security Agreement) with respect to each Credit Party dated the Effective Date and signed by an executive officer of such Credit Party, together with all attachments contemplated thereby, including copies of personal property Lien and tax and judgment Lien searches received by the Borrower prior to the

Effective Date with respect to personal, real and mixed properties of the Borrower and the Subsidiary Guarantors, which shall not reveal the existence of any Liens on such properties other than (i) Permitted Liens or (ii) Liens as to which the Agent has received evidence satisfactory to it that the obligations secured by such Liens have been fully and finally discharged on or prior to the Effective Date.

(l) The Agent shall have received evidence that all insurance required by Section 5.03 is in effect.

(m) The Agent shall have received, in form and substance reasonably satisfactory to the Agent, a certificate from an appropriate officer of each of the Credit Parties (i) attaching copies of the Organizational Documents of such Credit Party and copies of resolutions or consents of the board of directors of such Credit Party or of its applicable partner or member authorizing the applicable Financing Documents and the other transactions contemplated hereby, and (ii) certifying (A) that such copies are true, correct and complete copies thereof and that such resolutions and Organizational Documents are in full force and effect as of the Effective Date and have been duly adopted in accordance with the Organizational Documents of such Credit Party, and (B) as to the signatures and incumbency of the Persons executing Financing Documents on behalf of such Credit Party.

(n) The Agent or its designee shall have completed a review of the real estate to be included in the Borrowing Base and a collateral review of the accounts receivable and working capital and financial information of the Borrower and its Restricted Subsidiaries related thereto, and of the data processing, controls and other systems of the Borrower and its Restricted Subsidiaries related thereto, and the Agent in its reasonable discretion shall be satisfied with the scope and results of such reviews. The Borrower shall pay the reasonable fees and out-of-pocket expenses relating to such reviews.

(o) The Agent shall have received a completed Borrowing Base Certificate dated as of April 30, 2004 and signed by a Financial Officer.

(p) The Agent shall be satisfied with the cash management system of the Borrower and the Subsidiary Guarantors, and the Borrower and the Subsidiary Guarantors shall have caused each of the accounts listed on Schedule 4.01 to be subject to a Deposit Account Control Agreement in favor of the Agent, each such Deposit Account Control Agreement to be in form and substance satisfactory to the Agent.

(q) The Agent shall have received (i) audited consolidated financial statements of the Borrower for the two most recent Fiscal Years ended prior to the Effective Date as to which such financial statements are available and (ii) unaudited interim consolidated financial statements of the Borrower for each fiscal month and Fiscal Quarter ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available.

(r) The Agent shall have received a solvency certificate, in form and substance reasonably satisfactory to the Agent, from a Financial Officer with respect to the solvency of the Credit Parties after giving effect to the Transactions.

(s) All loans outstanding under the Exit Facility shall have been prepaid (or shall be prepaid simultaneously with the Closing hereunder), together with accrued interest thereon and accrued commitment and other fees thereunder, and the Agent shall have received evidence satisfactory to it of the foregoing.

(t) The Agent shall have received written consent in form satisfactory to it to the effectiveness of this Agreement from each party to the Exit Facility which is not a party to this Agreement whose consent is required pursuant to Section 11.05 of the Exit Facility.

(u) The Agent shall have received evidence satisfactory to it that each participation in an Existing Letter of Credit heretofore granted by the Issuing Lender to a bank or financial institution that is not a Lender has been canceled on or before the Effective Date as contemplated by Section 2.04(a).

(v) The Agent shall have received all other documents, instruments and legal opinions that the Agent may reasonably request relating to the existence and good standing of the Credit Parties, the corporate or other authority for and the validity of the Financing Documents, the creation and perfection of the Liens contemplated by the Collateral Documents and any other matters relevant to the transactions contemplated by the Financing Documents, all in form and substance satisfactory to the Agent.

(w) The Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.03.

Promptly after the Closing occurs, the Agent shall notify the Borrower and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto. Notwithstanding the foregoing, this Agreement shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) before 5:00 pm., New York City time, on June 30, 2004 (and, if any such condition is not so satisfied or waived, the Commitments shall terminate at such time).

Section 4.02. Consents; Consequences Of Effectiveness. (a) The Lenders hereby waive compliance by the Borrower and Kindred Healthcare Operating with the provisions of Section 7.15 of the Exit Facility to the extent (but only to the extent) necessary to permit the Borrower and Kindred Healthcare Operating to prepay all loans outstanding under the Senior Secured Notes Facility as contemplated by Section 4.01(f), together with accrued interest thereon and accrued fees thereunder.

(b) (i) Kindred Healthcare Operating hereby assigns and transfers to the Borrower, and the Borrower hereby unconditionally and irrevocably assumes from Kindred Healthcare Operating, all of Kindred Healthcare Operating’s rights and obligations in its capacity as borrower under the Exit Facility and the Financing Documents referred to therein, such assignment and assumption to be effective as of the Effective Date simultaneously with the Closing hereunder. The Borrower hereby assigns and transfers to Kindred Healthcare Operating, and Kindred Healthcare Operating hereby unconditionally and irrevocably assumes from the Borrower, all of the Borrower’s obligations under the Vencor Guaranty Agreement (as defined in the Exit Facility), such assignment and assumption to be effective as of the Effective Date simultaneously with the Closing hereunder.

(ii) The Lenders hereby consent (including for purposes of Sections 11.05(c) and (d) of the Exit Facility) to each assignment and assumption referred to in clause (i) above, to the amendment and restatement of the Security Agreement, each Subsidiary Guaranty and the Vencor Guaranty Agreement (each as defined in the Exit Facility) to read as set forth in the Security Agreement, and agree that, effective from the Effective Date, (A) the Borrower shall be released from its obligations under the Vencor Guaranty Agreement and Kindred Healthcare Operating shall be released from its obligations as borrower under the Exit Facility and the Financing Documents referred to therein and (B) the rights and obligations of the Borrower and Kindred Healthcare Operating shall be governed by the provisions of the Financing Documents.

(c) On the Effective Date (i) without further action by any of the parties hereto, the Exit Facility will be automatically amended and restated in its entirety to read as set forth in this Agreement, (ii) the Commitment of each Lender party to this Agreement shall be as set forth in Schedule 2.01, (iii) the commitment of each lender under the Exit Facility which is not a party to this Agreement (each such lender, a “Departing Lender”) shall terminate, (iv) each Note (as defined in the Exit Facility) issued by Kindred Healthcare Operating under the Exit Facility shall be deemed to have been cancelled and shall be of no force and effect and shall no longer constitute evidence of loans made thereunder and (v) each party to the Exit Facility which is not a party to this Agreement shall cease to be a party to this Agreement; provided that the provisions of Sections 2.15, 10.03, 10.04 and 11.03 of the Exit Facility shall continue to inure to the benefit of each Departing Lender. The parties hereto acknowledge and agree that (i) this Agreement and the other Financing Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” (as defined in the Exit Facility) under the Exit Facility as in effect prior to the Effective Date and which remain outstanding, (ii) such “Obligations” are in all respects continuing (as amended and restated hereby) and (iii) the Liens and security interests as granted under the Collateral Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect.

(d) On and after the Effective Date, the rights and obligations of the parties hereto shall be governed by the provisions of the Financing Documents; provided that the rights and obligations of the parties hereto with respect to the period prior to the Effective Date shall continue to be governed by the provisions of the Exit Facility as in effect prior to the Effective Date.

(e) The Lenders hereby authorize and direct the Agent to, promptly following the Closing hereunder, return any cash held in any Collateral Account (as defined in the Exit Facility) as of the Effective Date to the Borrower.

Section 4.03. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit, are each subject to receipt of the Borrower’s request therefor in accordance herewith and to the satisfaction of the following conditions:

(a) The representations and warranties of each Credit Party set forth in the Financing Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable; provided that those representations and warranties that speak only of a specific date shall only speak as of such date.

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

(c) Except in the case of Loans made on the Effective Date, the Agent shall have received a Borrowing Base Certificate dated no more than 31 days prior to the extension of such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

(d) The total Credit Exposures, after giving effect to such extension of such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, shall not exceed the Borrowing Base as most recently certified.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (d) of this Section.

ARTICLE 5

AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

Section 5.01. Information. The Borrower will deliver the following information to the Agent (with copies thereof for each Lender if requested by the Agent) and, promptly upon receipt thereof, the Agent will deliver a copy thereof to each Lender:

(a) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, an audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year, and the related audited consolidated statements of operations, cash flows and changes in stockholders’ equity for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year (to the extent available), all such financial statements reported on in a manner acceptable to the SEC by independent public accountants of nationally recognized standing, which report (x) shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of the date of such financial statements and their consolidated results of operations and cash flows for the period covered by such financial statements in conformity with GAAP and (y) shall not contain any Qualification;

(b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, (i) an unaudited condensed consolidated balance sheet of the Borrower and its Consolidated Subsidiaries together with the related condensed consolidated statements of operations for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter and of cash flows for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the unaudited consolidated statements of operations and cash flows (to the extent available) for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all prepared in accordance with Rule 10-01 of Regulation S-X of the General Rules and Regulations under the Securities Act of 1933, or any successor rule that sets forth the manner in which interim financial statements shall be prepared (subject to normal year-end adjustments), and (ii) a certificate of a Financial Officer as to the fairness of presentation and consistency of such financial statements;

(c) simultaneously with the delivery of each set of financial statements referred to in Section 5.01(a) and within 15 days after the delivery of each set of financial statements referred to in Section 5.01(b), a certificate of a Financial Officer (i) setting forth in reasonable detail such calculations as are required to establish whether the Borrower was in compliance with the requirements of Article 6 on the date of such financial statements, (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action that the Borrower is taking or proposes to take with respect thereto, (iii) stating whether, since the date of the Most Recent Audited Financial Statements, an event has occurred or condition arisen which has had a Material Adverse Effect which is not reflected in the financial statements delivered simultaneously therewith and, if so, the nature of such Material Adverse Effect, and (iv) stating whether, since the date of the Most Recent Audited Financial Statements, there has been a change in the GAAP applied in preparing the financial statements then being delivered from those applied in preparing the Most Recent Audited Financial Statements which is material to the financial statements then being delivered;

(d) simultaneously with the delivery of each set of annual financial statements referred to in Section 5.01(a), a letter from the firm of independent public accountants that reported on such statements stating (i) whether anything has come to their attention in the course of their normal audit procedures to cause them to believe that any Default existed on the date of such financial statements and (ii) whether in their opinion the calculations of compliance with the requirements of Article 6 set forth in the Financial Officer’s certificate delivered simultaneously therewith pursuant to Section 5.01(c), to the extent derived from data contained in the accounting records of the Borrower and its Restricted Subsidiaries, have been determined in accordance with the relevant provisions of this Agreement;

(e) within five Business Days after any Executive Officer or Financial Officer obtains knowledge of any Default, if such Default is then continuing, a certificate of a Financial Officer setting forth the details thereof and the action that the Borrower is taking or proposes to take with respect thereto;

(f) within five Business Days after any Executive Officer or Financial Officer obtains knowledge that a notice of default has been delivered under any Master Lease Agreement, Third Party Lease or Management Contract and such default could reasonably be expected to result in an Event of Default or Material Adverse Effect and if such default is then continuing, a certificate of an Executive Officer or Financial Officer setting forth the details thereof and the action that the Borrower or Subsidiary Guarantor is taking or proposes to take with respect thereto;

(g) to the extent not required to be provided pursuant to clause (f) above, within five Business Days after any Executive Officer or Financial Officer obtains knowledge that (i) a Facility Default (as defined in the applicable Master Lease Agreement) has occurred or (ii) notice of termination has been delivered, or has grounds to believe that a notice of termination is reasonably likely to be delivered, to the Borrower or any Restricted Subsidiary by any counterparty to any lease or management contract to which the Borrower or a Restricted Subsidiary is a party, a certificate of an Executive Officer or Financial Officer setting forth the details thereof and the action that the Borrower or Subsidiary Guarantor is taking or proposes to take with respect thereto;

(h) promptly after the mailing thereof to the Borrower’s shareholders generally, copies of all financial statements, reports and proxy statements so mailed;

(i) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or current reports that the Borrower shall have filed with the SEC;

(j) promptly after any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan or notice that the PBGC is commencing an administrative process to make a determination of whether to terminate any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or makes any amendment to any Plan which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of a Financial Officer setting forth details as to such occurrence and the action, if any, which the Borrower or the applicable member of the ERISA Group is required or proposes to take;

(k) (i) as soon as reasonably practicable after any Executive Officer obtains knowledge of the commencement of an action, suit or proceeding against the Borrower or any Subsidiary Guarantor before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or which in any manner questions the validity of any Financing Document, a certificate of a Financial Officer setting forth the nature of such action, suit or proceeding and such additional information as may be reasonably requested by any Lender through the Agent;

(ii) promptly after an Executive Officer obtains knowledge of one or more judgments or orders of a court or arbitral or regulatory authority for the payment of money aggregating in excess of $10,000,000 rendered against the Borrower or one or more Subsidiary Guarantors, a certificate of such Executive Officer setting forth the nature and amount of such judgment and whether the Borrower or Subsidiary Guarantor intends to seek a stay or appeal of such judgment and such additional information as may be reasonably requested by any Lender through the Agent;

(l) promptly upon the Borrower’s receipt from its independent public accountants of any management letter which indicates a material weakness in the reporting practices of the Borrower or any Subsidiary Guarantor, a description of such material weakness and any action being taken with respect thereto;

(m) promptly upon their becoming available, copies of all press releases and other statements made available generally by the Borrower or any Subsidiary Guarantor to the public concerning material developments in its business;

(n) as soon as available and in any event no later than March 31 of each Fiscal Year, (i) cash flow, balance sheet and income statement forecasts in reasonable detail for the Borrower and its Consolidated Subsidiaries prepared on a quarterly basis for each Fiscal Year through the Maturity Date and, promptly when available, any material revisions of such forecast and (ii) the Borrower’s business and financial plans for such Fiscal Year, setting forth the assumptions used in preparing such plans and, promptly when available, any material revisions of such plans;

(o) within 15 business days of any Person becoming or ceasing to be a Restricted Subsidiary or Insurance Subsidiary of the Borrower or an Excluded Partnership, an update to Schedule 1.01B hereto setting forth the information described in Section 3.13 with respect to each Restricted Subsidiary and Insurance Subsidiary of the Borrower and each Excluded Partnership (it being understood that nothing in this Section 5.01(o) shall be deemed to permit or authorize the creation, dissolution, liquidation or acquisition of a Restricted Subsidiary or Insurance Subsidiary of the Borrower or an Excluded Partnership not otherwise permitted under this Agreement);

(p) promptly upon request of the Agent (which request may be made on no more than one occasion in any calendar month), a report in reasonable detail showing the amount of Temporary Cash Investments of the Borrower and its Restricted Subsidiaries, the banks or financial institutions at which such Temporary Cash Investments are maintained, the then yield on such Temporary Cash Investments and such other information relating to Temporary Cash Investments of the Borrower and its Restricted Subsidiaries as the Agent may reasonably request;

(q) within 30 days after the end of each calendar month (and if requested by the Agent (any such request, a “Borrowing Base Request”) at any time when the Agent reasonably believes that the Borrowing Base Certificate then most recently certified is materially inaccurate, as soon as reasonably available but in no event later than five Business Days after such request), a completed Borrowing Base Certificate calculating and certifying the Borrowing Base as of the end of such calendar month (or in the case of a Borrowing Base Request, as of the same date as of which the Borrowing Base Certificate with respect to which such Borrowing Base Request relates was certified), signed on behalf of the Borrower by a Financial Officer, in each case with supporting documentation and additional reports with respect to the Borrowing Base as the Agent may reasonably request; and

(r) from time to time such additional information regarding the position (financial or otherwise), results of operations or business of the Borrower or any Subsidiary Guarantor as any Lender may reasonably request in writing through the Agent.

Information required to be delivered pursuant to Sections 5.01(a), 5.01(b), 5.01(h), 5.01(i) and 5.01(m) shall be deemed to have been delivered on the date on which the Borrower provides notice to the Lenders that such information has been posted on the Borrower’s website on the Internet at the website address listed on the signature pages hereof, at sec.gov/edaux/searches.htm or at another website identified in such notice and accessible by the Lenders without charge; provided that (i) such notice may be included in a certificate delivered pursuant to Section 5.01(c) and (ii) the Borrower shall deliver paper copies of the information referred to in Sections 5.01(a), 5.01(b), 5.01(h) and 5.01(i) to any Lender that requests such delivery.

Section 5.02. Maintenance of Property. The Borrower and each Subsidiary Guarantor will keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear and casualty excepted.

Section 5.03. Insurance. (a) The Borrower and each Subsidiary Guarantor will maintain insurance with responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which it operates.

(b) If the Borrower or any Subsidiary Guarantor fails to maintain any insurance policy required to be maintained under this Section 5.03, the Agent shall have the right to maintain such policy or obtain a comparable policy, and in either case pay the premiums therefor. If the Agent maintains or obtains any such policy and pays the premiums therefor, the Borrower will reimburse the Agent upon demand for its expenses in connection therewith, including interest thereon for each day at a rate per annum equal to the Default Rate.

Section 5.04. Payment of Obligations; Compliance with Law and Contractual Obligations. (a) The Borrower and each Subsidiary Guarantor will pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii)

the Borrower or the relevant Subsidiary Guarantor has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (iv) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

(b) The Borrower and each Subsidiary Guarantor will comply in all material respects with all Applicable Laws (including Medicare Regulations, Medicaid Regulations, Environmental Laws and ERISA and the rules and regulations thereunder) and with the Corporate Integrity Agreement, except where (i) the necessity of compliance therewith is contested in good faith by appropriate measures or proceedings, in which case adequate and reasonable reserves will be established in accordance with GAAP and notice of each such contest (other than contests in the ordinary course of business) shall be given to the Agent, or (ii) failures to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) The Borrower and each Subsidiary Guarantor will comply in all material respects with all contractual obligations that are material to its business, except where failures to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.05. Maintenance of Existence, Rights, etc. The Borrower and each Subsidiary Guarantor will preserve, renew and keep in full force and effect its existence and its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section shall prohibit (a) any transaction permitted by Section 7.03(a), (b) the loss of any rights, privileges, licenses and franchises if the loss thereof, in the aggregate, could not reasonably be expected to have a Material Adverse Effect or (c) the Borrower or any Subsidiary Guarantor from changing its name so long as the Borrower or such Subsidiary Guarantor, as the case may be, complies with the requirements of the Security Agreement in connection with such name change.

Section 5.06. Designation Of Restricted and Unrestricted Subsidiaries. (a) The Borrower may designate any Subsidiary, including a newly acquired or created Subsidiary, to be an Unrestricted Subsidiary if the sum of the total assets of such Subsidiary (or, if any such Subsidiary itself has Subsidiaries, the consolidated total assets of such Subsidiary and its Consolidated Subsidiaries) and every other Unrestricted Subsidiary (other than Cornerstone and the Excluded Partnerships), in each case determined as of the date of the Most Recent Financial Statements, does not exceed 5% of the consolidated total assets of the Borrower and its Consolidated Subsidiaries (excluding, for purposes of such calculation but only to the extent included therein, (x) the assets of Cornerstone unless at such time the Equity Interests of Cornerstone are subject to a pledge or other security interest in favor of the Agent for the benefit of the Lenders as contemplated by

Section 5.09(f) and (y) the assets of the Excluded Partnerships) and the designation would not cause a Default; provided that:

(i) such Subsidiary does not own any capital stock of the Borrower or any Restricted Subsidiary;

(ii) such Subsidiary does not hold any Indebtedness of, or any Lien on any property of, the Borrower or any Restricted Subsidiary, in each case except to the extent permitted by Section 7.01 or 7.02, respectively;

(iii) at the time of designation, the designation would be permitted under Section 7.08;

(iv) to the extent the Indebtedness of the Subsidiary is not Non-Recourse Debt, any Guarantee or other credit support thereof by the Borrower or any Restricted Subsidiary is permitted under Sections 7.01 and 7.08;

(v) the Subsidiary is not party to any transaction or arrangement with the Borrower or any Restricted Subsidiary that would not be permitted under Section 7.04; and

(vi) neither the Borrower nor any Restricted Subsidiary has any obligation to subscribe for additional Equity Interests of the Subsidiary or to maintain or preserve its financial condition or cause it to achieve specified levels of operating results except to the extent permitted by Sections 7.01 and 7.08.

Once so designated the Subsidiary will remain an Unrestricted Subsidiary, subject to paragraph (b).

(b) (i) If as of the date of the Most Recent Financial Statements, the conditions specified in paragraph (a) are not satisfied, the Borrower shall immediately designate one or more Unrestricted Subsidiaries as Restricted Subsidiaries to the extent required to ensure that the conditions specified in paragraph (a) would have been satisfied as of the date of the Most Recent Financial Statements, subject to the consequences set forth in paragraph (d).

(ii) The Borrower may designate an Unrestricted Subsidiary to be a Restricted Subsidiary if the designation would not cause a Default.

(c) Upon a Restricted Subsidiary becoming an Unrestricted Subsidiary,

(i) all existing Investments of the Borrower and the Restricted Subsidiaries therein (valued at the Borrower’s proportional share of the fair market value of its assets less liabilities) will be deemed made at that time;

(ii) all existing capital stock or Indebtedness of the Borrower or a Restricted Subsidiary held by it will be deemed incurred at that time, and all Liens on property of the Borrower or a Restricted Subsidiary held by it will be deemed incurred at that time;

(iii) all existing transactions between it and the Borrower or any Restricted Subsidiary will be deemed entered into at that time;

(iv) it is released at that time from the Security Agreement; and

(v) it will cease to be subject to the provisions of this Agreement as a Restricted Subsidiary.

(d) Upon an Unrestricted Subsidiary becoming a Restricted Subsidiary,

(i) all of its Indebtedness will be deemed incurred at that time for purposes of Section 7.01, but will not be considered the sale or issuance of Equity Interests for purposes of Sections 7.03(c) or 7.06;

(ii) Investments therein previously charged under Section 7.08 will be credited thereunder;

(iii) it must issue a Guarantee of the Loans pursuant to Section 5.08 and execute a Security Agreement Supplement pursuant to Section 5.09; and

(iv) it will thenceforward be subject to the provisions of this Agreement as a Restricted Subsidiary.

(e) Any designation by the Borrower of a Subsidiary of the Borrower as a Restricted Subsidiary or Unrestricted Subsidiary will be evidenced to the Agent by promptly filing with the Agent a certificate of an Executive Officer and a Financial Officer certifying that the designation complied with the foregoing provisions.

Section 5.07. Books and Records; Inspection Rights. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with such officers designated for such purposes by a Financial Officer, such other officers as may be reasonably designated for such purposes by the Agent and independent accountants, all at such reasonable times and as often as reasonably requested.

Section 5.08. Guarantees by Future Restricted Subsidiaries. Within 30 Business Days after any Person becomes or is deemed to have become a Restricted Subsidiary or ceases to be an Excluded Partnership (provided that such Person remains a Subsidiary), the Borrower shall (i) cause such Person to guarantee the Borrower’s obligations hereunder pursuant to the Security Agreement and (ii) deliver to the Agent such legal opinions and other documents as the Agent may reasonably request relating to the existence of such Person, the corporate or other authority for and validity of its guarantee pursuant to the Security Agreement and any other matters relevant thereto, all in form and substance satisfactory to the Agent. Without limiting the foregoing, the Borrower shall cause each Restricted Subsidiary to at all times guarantee the Borrower’s obligations hereunder pursuant to the Security Agreement.

Section 5.09. Future Assets to be Added to Collateral. (a) Within 30 Business Days after any Person becomes or is deemed to have become a Restricted Subsidiary, an Insurance Subsidiary or ceases to be an Excluded Partnership (provided that such Person remains a Subsidiary) after the date hereof, the Borrower shall cause all Equity Interests in such Person owned by the Borrower or the Subsidiary Guarantors to be pledged under the Security Agreement; provided that if regulatory consent is required to permit any such pledge of Equity Interests in an insurance subsidiary, (i) such pledge shall not be required unless such regulatory consent is reasonably obtainable and (ii) if such regulatory consent is reasonably obtainable, the Borrower shall exercise all reasonable efforts to obtain it and shall not be required to pledge such Equity Interests until it is obtained.

(b) If at any time after the Effective Date the Borrower or a Subsidiary Guarantor acquires a fee interest in a Material Real Property (other than any Specified Property) that is not included in the Collateral, the Borrower shall, within five Business Days after it or such Subsidiary Guarantor acquires such Material Real Property, provide notice thereof to the Agent and, within 60 days after it or such Subsidiary Guarantor acquires such Material Real Property, cause such Material Real Property to be added to the Collateral by delivering to the Agent a Fee Mortgage with respect thereto and the appropriate UCC form for the related fixture filing, all in form and substance reasonably satisfactory to the Agent.

(c) Within 45 days after the commencement of each Fiscal Year, the Borrower shall deliver a leasehold report to the Agent setting forth a list of each Material Real Property leased by it or any Subsidiary Guarantor under a lease with respect to which its or such Subsidiary Guarantor’s leasehold interest is not included in the Collateral. The Agent may (and if it is requested to do so by the Required Lenders shall) request the Borrower to cause any such leasehold interest not subject to a negative pledge to be added to the Collateral by delivering to the Agent a Leasehold Mortgage with respect thereto and the appropriate UCC form for the related fixture filing, all in form and substance reasonably satisfactory to the Agent. The Borrower shall, and shall cause each Subsidiary Guarantor to, attempt in good faith to cause any such lease of a Material Real Property to (i) not contain a negative pledge (subject to prevailing market conditions) and (ii) contain provisions for the benefit of a leasehold mortgagee comparable to those contained in the Master Lease Agreements and to obtain a non-disturbance agreement with respect to such lease on customary terms.

(d) Within 30 Business Days after any Person becomes a Restricted Subsidiary or ceases to be an Excluded Partnership (provided that such Person remains a Subsidiary), the Borrower will (i) cause such Person to sign and deliver a Security Agreement Supplement granting a Lien or Liens on substantially all the personal property included in its assets (with the exceptions set forth in the first proviso at the end of Section 3 of the Security Agreement and such other exceptions as the Agent shall approve in writing) to the Agent to secure its Secured Obligations and (ii) cause such Person to comply with the provisions thereof and of the Security Agreement.

(e) If any Specified Property (other than any Specified Property that is included in the Collateral on the Effective Date) with a fair market value exceeding $6,000,000 (in the case of a hospital) or $3,000,000 (in all other cases) (or in the case of any leased Specified Property, with projected EBITDA (as reasonably estimated by a Financial Officer) for the twelve months following June 30, 2005 equal to or exceeding $1,000,000 (in the case of a hospital) or $500,000 (in all other cases)) has not been sold on or prior to June 30, 2005 (other than to the Borrower or any Subsidiary of the Borrower), the Borrower shall promptly (and in any event by no later than July 15, 2005) cause such Specified Property to be added to the Collateral by delivering to the Agent a Mortgage with respect thereto. If any Specified Property that is included in the Collateral on the Effective Date is not sold on or prior to June 30, 2005 (other than to the Borrower or any Subsidiary of the Borrower), the Borrower shall promptly (and in any event by no later than July 15, 2005) deliver to the Agent an amendment to the applicable mortgage pursuant to the Exit Facility in form and substance satisfactory to the Agent, together with a “date down” endorsement to the title insurance policy delivered to the Agent with respect thereto pursuant to the Exit Facility. Prior to such time, the Borrower shall ensure that no Lien (other than Permitted Encumbrances) over any Specified Property is granted to any Person.

(f) If at any time the granting of a pledge or other security interest over the Equity Interests in Cornerstone is not prohibited by Cayman Islands law, the Borrower shall ensure that a pledge or such other security interest over such Equity Interests is granted to the Agent for the benefit of the Lenders and that stock certificates evidencing such Equity Interests are delivered as soon as practicable to the Agent together with signed stock powers or other appropriate instruments of transfer relating thereto. Prior to such time, the Borrower shall ensure that no Lien over such Equity Interests is granted to any Person.

(g) Whenever any asset is added to the Collateral pursuant to this Section, the Borrower shall (i) allow a review and other due diligence to be performed by the Agent on such asset, and (ii) deliver to the Agent such legal opinions, title insurance and other documents as the Agent may reasonably request relating to the existence of the relevant Lien Grantor, the corporate or other authority for and validity of the Collateral Documents applicable thereto, the creation and perfection (or due recordation) of the Lien purportedly created thereby and any other matters relevant thereto, all in form and substance satisfactory to the Agent.

Section 5.10. Condemnation Events. If any Condemnation Event occurs with respect to property owned or leased by the Borrower or any of its Restricted Subsidiaries, or if any negotiation or proceeding is commenced which might result in such a Condemnation Event, or if any such Condemnation Event is proposed or threatened, the Borrower or such Restricted Subsidiary (i) will, promptly after receiving notice or obtaining knowledge thereof, do all things deemed necessary or appropriate by it to preserve its interest in such property and promptly make claim for awards payable with respect thereto and diligently pursue to conclusion such claim and any suit, action or other proceeding necessary or appropriate to obtain payment thereof and (ii) if such property is included in the Borrowing Base, will not settle any such claim, negotiation or proceeding without the consent of the Agent if an Enforcement Notice is in effect.

Section 5.11. Use of Proceeds and Letters of Credit. (a) The proceeds of the Loans shall be used by the Borrower (i) to repay in full the Senior Secured Notes Facility, (ii) to finance the working capital needs of the Borrower and its Restricted Subsidiaries in the ordinary course of business on and after the Effective Date and (iii) for general corporate purposes of the Borrower and its Restricted Subsidiaries on and after the Effective Date, including Acquisitions and other Investments permitted pursuant to Section 7.08; provided that no part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X.

(b) The Letters of Credit will be used for general corporate purposes of the Borrower and its Restricted Subsidiaries.

Section 5.12. Borrowing Base Reviews. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, permit any representatives designated by the Agent (including any consultants, accountants, lawyers and appraisers retained by the Agent) to, upon reasonable notice to the Borrower, conduct evaluations and appraisals (any such evaluation or appraisal, a “Borrowing Base Review”) of the assets included in the Borrowing Base and the Borrower’s computation of the Borrowing Base and such other assets and other financial information and properties of the Borrower or its Restricted Subsidiaries as the Agent may require. Borrowing Base Reviews shall be conducted during regular business hours. The Borrower agrees to, and shall cause each of its Restricted Subsidiaries to, modify or adjust the computation of the Borrowing Base (which may include maintaining additional reserves or modifying the eligibility criteria for the components of the Borrowing Base) to the extent reasonably required by the Agent or the Required Lenders as a result of any such Borrowing Base Review. The Borrower shall pay the fees (including internally allocated fees and expenses of employees of the Agent) and expenses of any such representatives retained by the Agent as to which invoices have been furnished to conduct any such evaluation or appraisal, including the reasonable fees and expenses associated with collateral monitoring services performed by the Collateral Agent Services Group of the Agent.

Section 5.13. Environmental Matters. From time to time after the Closing, the Borrower will review the effect of Environmental Laws on the business, operations and properties of the Borrower and the Subsidiary Guarantors, in the course of which reviews it will identify and evaluate associated liabilities and costs, including all Environmental Liabilities. If, on the basis of such reviews, the Borrower reasonably concludes that the foregoing associated liabilities and costs are likely to have a Material Adverse Effect, the Borrower shall promptly deliver a certificate to the Agent setting forth its conclusion and the action that the Borrower proposes to take with respect thereto.

Section 5.14. Post-Closing. (a) No later than 45 days after the Effective Date, the Borrower shall deliver to the Agent fully executed Deposit Account Control Agreements with respect to the accounts listed on Schedule 5.14, each such agreement to be in form and substance satisfactory to the Agent.

(b) (i) The Lenders hereby authorize the Agent, in its sole discretion and from time to time, to enter into one or more Additional Encumbrance Letters pursuant to which the Liens and other title defects referred to therein shall, to the extent set forth therein, constitute Permitted Liens for purposes hereof. The Lenders confirm and agree, without limiting the generality of the exculpatory provisions of Article 9, that in the absence of gross negligence or willful misconduct, the Agent shall not be liable to any Lender on account of entering into any Additional Encumbrance Letter and any consequences thereof.

(ii) The Borrower shall comply with the provisions of each Additional Encumbrance Letter.

(c) As soon as practicable but in no event later than 90 days after the Effective Date, the Borrower shall deliver, or shall cause to be delivered, to the Agent:

(i) with respect to each Owned Property, a signed counterpart of a Fee Mortgage (or an amendment to the applicable fee mortgage delivered to the Agent with respect thereto pursuant to the Exit Facility), in either case in proper form for recording in the relevant jurisdiction, together with evidence satisfactory to the Agent that such Fee Mortgage (or amendment) will be recorded promptly thereafter and that any related intangibles, mortgage recording (if any) or similar taxes will be paid in connection with such recording;

(ii) with respect to each Initial Master Lease Property and each Other Leased Property, a signed counterpart of a Leasehold Mortgage (or an amendment to the applicable leasehold mortgage delivered to the Agent with respect thereto pursuant to the Exit Facility), in either case together with (except in the case of the Escrowed Properties) evidence satisfactory to the Agent that such Leasehold Mortgage (or amendment) will be recorded promptly thereafter and that any related intangibles, mortgage recording (if any) or similar taxes will be paid in connection with such recording;

(iii) with respect to each Owned Property, Initial Master Lease Property and Other Leased Property (other than any Escrowed Property), a lender’s title insurance policy insuring the Mortgage (or amendment) relating to such property (or a “date-down” endorsement to the title insurance policy delivered to the Agent with respect thereto pursuant to the Exit Facility), each such policy (or endorsement) to be in form and substance reasonably satisfactory to the Agent;

(iv) with respect to each Owned Property, Initial Master Lease Property and Other Leased Property (other than any Escrowed Property), any legal opinion or other document (including any necessary Ventas or other third party consent obtainable upon using commercially reasonable efforts) as the Agent may reasonably request relating to the existence of the relevant Lien Grantor, the corporate or other authority for and validity of the Collateral Documents applicable thereto, the creation and perfection of the Lien purportedly created thereby and any other matters relevant thereto, all in form and substance satisfactory to the Agent;

(v) all UCC financing statements reasonably requested by the Agent to perfect its security interests in the Collateral referred to above and evidence satisfactory to the Agent that such UCC financing statements will be filed promptly thereafter and that any related filing fees or similar charges or taxes will be paid by the Credit Parties in connection with such filing; and

(vi) evidence in form and substance reasonably satisfactory to the Agent that each fee and leasehold mortgage delivered pursuant to the Senior Secured Notes Facility shall have been discharged.

(d) As soon as practicable but in no event later than 90 days after the Effective Date, the Agent shall have received, with respect to each Owned Property, an appraisal performed by a certified or licensed appraiser conforming to the applicable requirements of Title XI of the Financial Institutions Reform,

Recovery and Enforcement Act of 1989 and the regulations thereunder, the Borrower to be responsible for the costs of each such appraisal.

(e) (i) The Lenders hereby authorize the Agent, in its sole discretion and from time to time, to enter into one or more amendments to or amendments and restatements of the Escrow Agreement to provide for escrow arrangements relating to the Escrowed Properties. The Lenders confirm and agree, without limiting the generality of the exculpatory provisions of Article 9, that in the absence of gross negligence or willful misconduct, the Agent shall not be liable to any Lender on account of entering into any such amendment or amendment and restatement and any consequences thereof.

(ii) The Borrower will use its commercially reasonable efforts to obtain the landlord consents, memoranda of leases, subordination and non-disturbance agreements and other documents contemplated by the Escrow Agreement and provide evidence to the Agent thereof.

ARTICLE 6

FINANCIAL COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

Section 6.01. Minimum Fixed Charge Coverage Ratio (EBITDAR). (a) At each Quarterly Measurement Date on or after September 30, 2004, the ratio of (i) Consolidated EBITDAR for the four consecutive Fiscal Quarters then ended to (ii) the sum of Consolidated Interest Expense plus Consolidated Rental Expense, in each case for the same four Fiscal Quarters, will not be less than the ratio set forth below opposite such Quarterly Measurement Date (or any Quarterly Measurement Date which falls during the periods set forth below):

Period	Ratio
September 30, 2004 through March 31, 2005	1.15 to 1
June 30, 2005 through March 31, 2006	1.20 to 1
June 30, 2006 and thereafter	1.25 to 1

; provided that at any Quarterly Measurement Date prior to the end of the fourth full Fiscal Quarter after the Effective Date, the foregoing amounts shall be calculated as of the end of the then most recently ended Fiscal Quarter on an Annualized Basis.

(b) For purposes of calculating the foregoing ratio, if any corporation or other entity becomes or ceases to be a Restricted Subsidiary during the period for which Consolidated EBITDAR is to be calculated, Consolidated EBITDAR shall be calculated as if such corporation or other entity had been acquired or had ceased to be a Restricted Subsidiary, as the case may be, at the beginning of such period, to the extent that the relevant financial information with respect to it for the portion of such period prior to such acquisition or cessation, as the case may be, can be determined with reasonable accuracy.

ARTICLE 7

NEGATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

Section 7.01. Limitation on Indebtedness; Certain Equity Securities. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, incur or be liable with respect to (i) any Indebtedness of a type described in clause (i), (ii), (iii) or (iv) of the definition of “Indebtedness” in Section 1.01 or (ii) any Guarantee of any such Indebtedness described in clause (i) above, except:

(i) Indebtedness outstanding under the Financing Documents;

(ii) Indebtedness existing on the date hereof and set forth in Schedule 7.01, but not any extensions, renewals or replacements of any such Indebtedness;

(iii) Capital Lease Obligations; provided that the aggregate outstanding principal amount of Indebtedness permitted by this clause (iii) and by clause (iv) shall not at any time exceed $50,000,000;

(iv) Indebtedness incurred or assumed after the Effective Date for the purpose of financing all or any part of the cost of acquiring or constructing an asset of the Borrower or a Restricted Subsidiary; provided that (A) such Indebtedness is secured by a Lien on such asset that is permitted by Section 7.02(f) and (B) the aggregate outstanding principal amount of all Indebtedness permitted by clause (iii) and this clause (iv) shall not at any time exceed $50,000,000;

(v) Indebtedness of any Person that becomes a Restricted Subsidiary after the Effective Date in connection with an Acquisition; provided that such Indebtedness was outstanding before such Person became a Restricted Subsidiary and was not incurred in contemplation thereof;

(vi) Indebtedness incurred after the Effective Date and Guarantees of Indebtedness entered into after the Effective Date; provided that (A) the Indebtedness so incurred or Guaranteed is incurred in exchange for or to repay, prepay, repurchase, redeem, defease, retire or refinance (“refinance”) any outstanding Indebtedness of the Borrower or any Restricted Subsidiary otherwise permitted by this Section and (B) the principal amount of the Indebtedness so incurred or Guaranteed shall not exceed the unpaid principal amount of the Indebtedness so exchanged or refinanced;

(vii) Permitted Intercompany Indebtedness;

(viii) Guarantees by the Borrower of any Indebtedness of any Restricted Subsidiary and Guarantees by any Restricted Subsidiary of Indebtedness of the Borrower or any other Restricted Subsidiary, in each case of Indebtedness permitted hereunder;

(ix) Indebtedness consisting of (A) trade obligations or (B) accrued current liabilities for services rendered to the Borrower or any Restricted Subsidiary, in each case, arising in the ordinary course of business after the Effective Date;

(x) Indebtedness under Interest Rate Agreements (including Designated Interest Rate Agreements) of the Borrower or any Restricted Subsidiary relating to Indebtedness permitted to be incurred and outstanding under this Section and entered into in the ordinary course of business for the purpose of limiting interest rate risks and not for speculation;

(xi) Indebtedness owed in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds;

(xii) other unsecured Indebtedness in an aggregate principal amount not exceeding $10,000,000 at any time outstanding; provided that the aggregate outstanding principal amount of Indebtedness of the Borrower’s Restricted Subsidiaries permitted by this clause (xii) shall not at any time exceed $5,000,000; and

(xiii) other secured Indebtedness in an aggregate principal amount not exceeding $1,000,000 at any time outstanding.

(b) The Borrower shall not issue any preferred stock or other preferred Equity Interests other than Qualified Equity Interests.

(c) The Borrower shall not permit any Restricted Subsidiary to issue any preferred stock or other preferred Equity Interests other than to the Borrower or any other Restricted Subsidiary.

Section 7.02. Negative Pledge. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it (or any income therefrom or any right to receive income therefrom), except:

(a) Liens created pursuant to the Collateral Documents;

(b) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 7.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof;

(c) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Restricted Subsidiary; provided that such Lien was not created in contemplation of such event and does not extend to any other property of the Borrower or any Restricted Subsidiary;

(d) any Lien existing on any asset of any Person at the time such Person becomes a Restricted Subsidiary or merges into the Borrower or any of its Restricted Subsidiaries in connection with an Acquisition; provided that such Lien was not created in contemplation of such event and does not extend to any other property of the Borrower or any Restricted Subsidiary;

(e) Liens upon the assets of the Borrower and its Restricted Subsidiaries subject to Capital Lease Obligations to the extent permitted by Section 7.01(a)(iii); provided that (i) such Liens only serve to secure the payment of Indebtedness arising under such Capital Lease Obligation, (ii) the Lien encumbering the asset giving rise to the Capital Lease Obligation does not encumber any other asset of the Borrower or any Restricted Subsidiary and (iii) the aggregate outstanding principal amount of all Indebtedness secured pursuant to this clause (e) and clause (f) shall not exceed $50,000,000;

(f) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset; provided that (i) such Lien attaches to such asset concurrently with or within 180 days after the acquisition or completion of construction thereof and attaches to no asset other than such asset so financed and (ii) the aggregate outstanding principal amount of all Indebtedness secured pursuant to clause (e) and this clause (f) shall not exceed $50,000,000;

(g) Liens securing Indebtedness of the Borrower or a Restricted Subsidiary to the Borrower or any other Restricted Subsidiary;

(h) any Lien arising out of the refinancing (as defined in Section 7.01(a)(vi)) of any Indebtedness secured by any Lien permitted by this Section, provided that the principal amount of such Indebtedness is not increased and such refinanced Indebtedness is not secured by any additional assets;

(i) Permitted Encumbrances;

(j) Liens on deposit account balances and Temporary Cash Investments in an amount not exceeding $2,000,000 securing Interest Rate Agreements (other than Designated Interest Rate Agreements); and

(k) other Liens securing Indebtedness or other obligations in an aggregate amount not exceeding $1,000,000 at any time outstanding.

Section 7.03. Consolidations, Mergers and Asset Sales.

(a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise dispose of all or substantially all of its assets to, any other Person, or liquidate or dissolve, except that:

(i) the Borrower may merge with any Person if the Borrower is the surviving corporation and, immediately after such merger (and giving effect thereto), no Default shall have occurred and be continuing;

(ii) any Restricted Subsidiary may merge or consolidate with or into any Person (other than the Borrower, except in a transaction permitted by clause (i) above) and any Restricted Subsidiary may transfer all or substantially all of its assets to any Person, in each case if, immediately after such transaction (and giving effect thereto), no Default shall have occurred and be continuing and (A) the surviving corporation or transferee is a Restricted Subsidiary, (B) such merger, consolidation or transfer of all or substantially all assets is in conjunction with a disposition by the Borrower and its Restricted Subsidiaries of their entire investment in such Restricted Subsidiary and such disposition is not prohibited by any provision of the Financing Documents (other than this subsection (a)), (C) the Required Lenders shall have consented to such transaction, (D) such transaction is permitted by Section 7.03(c) or (E) such transaction is solely in respect of any Specified Property; and

(iii) any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not adverse in any material respect to the Lenders.

(b) If the Borrower and its Restricted Subsidiaries dispose of their entire investment in any Restricted Subsidiary as permitted by subsection (a) above, the

Agent shall at the Borrower’s request, concurrently with or at any time after such disposition, release all security interests in Equity Interests in such Restricted Subsidiary granted by the Borrower and its Restricted Subsidiaries to the Agent. In addition (i) such Restricted Subsidiary’s Subsidiary Guaranty shall be automatically released and it shall cease to be a party to the Security Agreement, in each case concurrently with such disposition, and (ii) the Agent shall at the Borrower’s request, concurrently with or at any time after such disposition, release all security interests granted by such Restricted Subsidiary to secure its Subsidiary Guaranty and return to such Restricted Subsidiary any of its assets held by the Agent under the Collateral Documents.

(c) The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Asset Sale (other than the HCPI Transaction), unless:

(i) the consideration received from such Asset Sale shall be in an amount at least equal to the fair market value thereof (as determined in good faith by the Borrower or such Restricted Subsidiary (which determination, if the sale price exceeds $5,000,000, shall be evidenced by a resolution of the Borrower’s or such Restricted Subsidiary’s Board of Directors) as at the time of such Asset Sale); and

(ii) except in the case of any Asset Sale in respect of any Specified Property, immediately after such Asset Sale is consummated, (x) at least 80% of the aggregate consideration received for all Asset Sales (other than Asset Sales in respect of Specified Properties) consummated after the Effective Date shall be in the form of cash received at closing and (y) the aggregate book value of all assets sold pursuant to Asset Sales consummated after the Effective Date (other than Asset Sales in respect of Specified Properties) would not exceed an amount equal to 15% of the consolidated assets of the Borrower and its Restricted Subsidiaries as shown on the Most Recent Financial Statements;

provided that except in the case of a Qualified Transaction, any sale or other transfer of, or any release of Liens relating to, any Accounts or any books or records relating thereto in connection with any Asset Sale will require the prior written consent of the Required Lenders.

Notwithstanding anything in this Section 7.03 to the contrary, so long as no Event of Default has occurred and is continuing, the Borrower and its Subsidiaries may make Permitted Delinquent Account Assignments. For purposes of Section 7.03(c)(ii)(y), the book value of the assets disposed of in each transaction shall be the book value of such assets on the books of the Borrower or the relevant Restricted Subsidiary, as applicable, immediately before such disposition.

Section 7.04. Limitations on Transactions with Affiliates. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any Investment in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate; provided that the foregoing shall not prohibit:

(i) the Borrower or any Restricted Subsidiary from performing its obligations under the Existing Affiliate Agreements;

(ii) the Borrower or any Restricted Subsidiary from making any Investment in Minority-Owned Affiliates permitted by Section 7.08;

(iii) the Borrower or any Restricted Subsidiary from making sales or leases to or purchases or leases from any Affiliate and, in connection therewith, extending credit or making payments, or from making payments for services rendered by any Affiliate, if such sales, leases or purchases are made or such services are rendered in the ordinary course of business and on terms and conditions at least as favorable to the Borrower or such Restricted Subsidiary as the terms and conditions which would apply in a similar transaction with a Person not an Affiliate; provided that, so long as the other requirements of this clause are met, the Foothill Transaction shall be permitted whether or not such transaction is in the ordinary course of business;

(iv) transactions between or among the Credit Parties not involving any other Affiliate;

(v) the Borrower or any Restricted Subsidiary from making payments of principal, interest and premium on any of its Indebtedness held by an Affiliate if the terms of such Indebtedness are substantially as favorable to the Borrower or such Restricted Subsidiary as the terms which could have been obtained at the time of the creation of such Indebtedness from a lender which was not an Affiliate;

(vi) to the extent permitted by Section 7.08, the Borrower or any Restricted Subsidiary from participating in, or effecting any transaction in connection with, any joint enterprise or other joint arrangement with any Affiliate if the Borrower or such Restricted Subsidiary participates in the ordinary course of its business and on a basis no less advantageous than the basis on which such Affiliate participates;

(vii) the Borrower or any Restricted Subsidiary from maintaining, entering into or adopting any executive or employee incentive or compensation plan, contract or other arrangement (including any loans or extensions of credit in connection therewith to the extent permitted by Section 7.08), or any arrangement to terminate any of the foregoing, if such plan, contract, or arrangement has been or is approved either (x) at any time by the shareholders of the Borrower in accordance with such voting requirements as may be applicable or (y) at any time by the board of directors of the Borrower or such Restricted Subsidiary (or a duly constituted committee of such board) at a meeting at which a quorum of disinterested directors is present;

(viii) to the extent permitted by Section 7.08, the Borrower or any Restricted Subsidiary from making any loan, guarantee or other accommodation in accordance with the Borrower’s policies and practices concerning employee relocation in the ordinary course of its business; or

(ix) any Restricted Payments permitted by Section 7.07.

Section 7.05. Limitation on Restrictions Affecting Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into, or suffer to exist, any agreement (other than the Financing Documents and, in the case of clause (c), the Master Lease Agreements) which prohibits or limits the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions or pay any Indebtedness owed to the Borrower or any other Restricted Subsidiary; (b) make loans or advances to the Borrower or any other Restricted Subsidiary or (c) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the obligations of the Borrower and the Subsidiary Guarantors under the Financing Documents; provided that the foregoing shall not prohibit any such prohibition or limitation contained in:

(i) any document relating to Indebtedness secured by a Lien permitted by Section 7.02, insofar as the provisions thereof limit grants of junior liens on the assets securing such Indebtedness;

(ii) any operating lease or capital lease, insofar as the provisions thereof limit grants of a security interest in, or other assignments of, the related leasehold interest to any other Person; and

(iii) if a Person becomes a Restricted Subsidiary after the date hereof, any agreement that is binding on such Person and was not entered into in contemplation of its becoming a Restricted Subsidiary, insofar as such agreement limits such Person’s ability to take any action described in clause (a), (b) or (c) of this Section, provided that either:

(A) such limitation is terminated within 60 days after such Person becomes a Restricted Subsidiary; or

(B) not more than 5% of Consolidated EBITDAR for any period of four consecutive Fiscal Quarters is attributable, in the aggregate, to Persons that become Restricted Subsidiaries after the date hereof and remain subject to such limitations more than 60 days after becoming Restricted Subsidiaries.

Section 7.06. Limitation on Sale or Issuance of Equity Interests of Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, sell or issue any Equity Interests of a Restricted Subsidiary unless:

(a) the sale or issuance is to the Borrower or another Restricted Subsidiary; or

(b) (i) if, after giving effect to the sale or issuance, the Restricted Subsidiary would no longer be a Restricted Subsidiary, all remaining Investments of the Borrower and the Restricted Subsidiaries in such former Restricted Subsidiary (valued at an amount equal to the Borrower’s remaining proportional share of the fair market value of such former Restricted Subsidiary’s assets less liabilities), if deemed made at that time, would be permitted under Section 7.08 and (ii) the Borrower complies with Section 7.03(c) with respect to the sale or issuance.

Section 7.07. Restricted Payments. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, declare or make any Restricted Payment on or after the Effective Date, except that:

(i) any Restricted Subsidiary may declare and make Restricted Payments to the Borrower or any other Restricted Subsidiary;

(ii) the Borrower may purchase, redeem or otherwise acquire or retire for value any of its Equity Interests held by officers, directors or employees or former officers, directors or employees (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment; provided that the aggregate amount expended pursuant to this clause (ii) during the term of this Agreement does not exceed $1,000,000;

(iii) the Borrower may declare or make Restricted Payments if at the time of, and after giving effect to, the Restricted Payment:

(A) the Borrower can demonstrate that if it were subject to an Indebtedness-incurrence test that required it to demonstrate on a pro forma basis that, after giving effect to the incurrence of additional Indebtedness, it would meet a Fixed Charge Coverage Ratio (EBITDA) of at least 4.0:1, it could, on the date of such declaration and of such payment, incur at least $1.00 of additional Indebtedness pursuant to such test, and

(B) the aggregate amount expended for all Restricted Payments made pursuant to this clause (iii) during any Fiscal Year would not exceed the sum of:

(1) 50% of Consolidated Net Income calculated for the immediately preceding Fiscal Year (such calculation to be based on financial statements for such immediately preceding Fiscal Year that have been provided pursuant to this Agreement); plus

(2) for each Fiscal Year ending after December 31, 2004, the amount (if any) by which (x) the amount of Restricted Payments for the immediately preceding Fiscal Year permitted to be made pursuant to clause (1) above (without including any carryover amount from any prior Fiscal Year) exceeded (y) the amount of Restricted Payments actually made during such immediately preceding Fiscal Year pursuant to clause (1) above;

(iv) the Borrower may, in connection with the payment of a dividend on its shares of common stock that is payable in additional shares of such common stock, pay cash in lieu of delivering fractional shares of such common stock; provided that the aggregate amount expended pursuant to this clause (iv) during the term of this Agreement does not exceed $2,000,000;

(v) the Borrower may purchase, redeem or otherwise acquire or retire for value shares of its common stock; provided that the aggregate amount expended pursuant to this clause (v) shall not at any time exceed the aggregate amount of the net cash proceeds received by the Borrower after the Effective Date from the exercise of any of the Warrants; and

(vi) if at the time of, and after giving effect thereto, the Borrower can demonstrate that it can meet the Indebtedness-incurrence test referred to in clause (iii)(A) above, the Borrower may make additional Restricted Payments in an aggregate amount expended for all such Restricted Payments made pursuant to this clause (vi) during the term of this Agreement not to exceed $25,000,000;

provided that Restricted Payments may be declared and made pursuant to clauses (ii), (iii), (iv), (v) or (vi) only if at the time of, and after giving effect to, the Restricted Payment, no Default shall have occurred and be continuing.

(b) The Borrower will not, and will not permit any Restricted Subsidiary to, furnish any funds to or make any Investment in an Unrestricted Subsidiary or other Person for purposes of enabling it to make any Restricted Payment that could not be made directly by the Borrower or a Restricted Subsidiary in accordance with the provisions of this Section.

Section 7.08. Limitations on Acquisitions and Investments. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Acquisitions or make, acquire or hold any other Investments, except:

(i) Permitted Investments;

(ii) Acquisitions involving Healthcare Facilities the sole consideration for which consists of Qualified Equity Interests of the Borrower;

(iii) Acquisitions of the Specified Properties;

(iv) the Foothill Transaction; and

(v) Investments funded with Casualty Proceeds to the extent such Investments are effected to replace or rebuild the asset in respect of which such Casualty Proceeds were received.

(b) Notwithstanding the foregoing (but subject to the proviso below), the Borrower and its Restricted Subsidiaries may make Restricted Investments involving Healthcare Facilities and assets incidental thereto (including any Restricted Investment referred to in clause (y) of the proviso below) if, at the time of, and after giving effect to, each such Restricted Investment:

(i) no Default shall have occurred and be continuing; and

(ii) the aggregate amount of such Restricted Investment and all other Restricted Investments made in reliance on this clause (net of, with respect to a Restricted Investment in any particular Person made pursuant to this clause, the after-tax cash return thereon received after the Effective Date as a result of any sale for cash, repayment, redemption, liquidating distribution or other cash realization (not included in Consolidated Net Income), but not to exceed the amount of such Restricted Investment in such Person made after the Effective Date in reliance on this clause) plus the aggregate principal amount of related Indebtedness incurred pursuant to Section 7.01(a)(v) and still outstanding (including any refinance thereof pursuant to Section 7.01(a)(vi)) does not exceed $150,000,000;

provided that (x) this clause (b) shall not be used to make any Investment in any Unrestricted Subsidiary and (y) for purposes of this clause (b), in the case of a sale or issuance of Equity Interests of a Restricted Subsidiary as a result of which such Restricted Subsidiary would no longer be a Subsidiary, all remaining Investments of the Borrower and the Restricted Subsidiaries in such former Restricted Subsidiary immediately after giving effect to such transaction (valued at an amount equal to the Borrower’s remaining proportional share of the fair market value of such former Restricted Subsidiary’s assets less liabilities) shall be deemed made at the time such transaction is consummated.

Section 7.09. No Change of Fiscal Periods. The Borrower shall not change the date on which any of its Fiscal Years or Fiscal Quarters ends, unless the Required Lenders shall have consented to such change (which consent may be conditioned on the amendment of any covenant herein that would be affected by such change to eliminate the effect thereof).

Section 7.10. Limitation on Business.

(a) The Borrower shall not engage in any activities other than owning Equity Interests in Cornerstone and other Subsidiaries that own, operate or manage Healthcare Facilities, and financing activities and other activities reasonably related to such ownership.

(b) The Borrower shall not permit any of its Restricted Subsidiaries to engage in any business, other than the business of owning, operating or managing Healthcare Facilities and any business reasonably incidental thereto.

Section 7.11. Limitation on Sale and Leaseback Transactions. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction with respect to any property or asset unless:

(1) the Borrower or the Restricted Subsidiary would be entitled to:

(A) incur Indebtedness in an amount equal to the Attributable Indebtedness with respect to such Sale and Leaseback Transaction pursuant to Section 7.01(a), and

(B) create a Lien on such property or asset securing such Attributable Indebtedness pursuant to Section 7.02,

in which case, the corresponding Indebtedness and Lien will be deemed incurred pursuant to those provisions, and

(2) the Borrower complies with Section 7.03(c) in respect of such transaction.

Section 7.12. No Modification of Certain Documents without Consent. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, consent to or solicit any amendment or supplement to, or any waiver or other modification of, any Existing Affiliate Agreement if the effect thereof would be to materially increase the amount, or materially accelerate the date of payment, of any obligation of the Borrower or any Subsidiary Guarantor thereunder.

(b) The Borrower shall not, and shall not permit any Restricted Subsidiary to, consent to or solicit any amendment or supplement to, or any waiver or other modification of any Third Party Lease or Management Contract, if the effect thereof could reasonably be expected to be adverse in any material respect to the Borrower and the Subsidiary Guarantors, taken as a whole, or to the Lenders.

(c) The Borrower shall not, and shall not permit any Restricted Subsidiary to, consent to or solicit any amendment or supplement to, or any waiver or other modification of any Master Lease Agreement, if the effect thereof could adversely affect the ability of the Borrower and the Subsidiary Guarantors to repay the Obligations as and when due.

Section 7.13. Limitation on Cash not held in Collateral Accounts. The Borrower will not permit the aggregate amount of all collected funds and Temporary Cash Investments held by the Borrower and its Restricted Subsidiaries in accounts, other than the Collateral Accounts, to exceed $2,000,000 at the close of business on any two consecutive Business Days; provided that this Section shall not apply to deposits with trade creditors, landlords, bonding companies and other similar deposits made in the ordinary course of business and consistent with past practice.

Section 7.14. Limitation of Designated Interest Rate Agreements. The Borrower will not designate any Interest Rate Agreement as a Secured Obligation for purposes of the Security Agreement if, immediately after giving effect to such designation, the aggregate notional principal amount of all such agreements then in effect which are Secured Obligations would exceed $300,000,000.

Section 7.15. Payments for Consents. The Borrower shall not, and shall not permit any of its Subsidiaries or Affiliates to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Lender for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or the other Financing Documents unless such consideration is offered to be paid or agreed to be paid to all Lenders that consent, waive or agree to amend such term or provision within the time period set forth in the solicitation documents relating to the consent, waiver or amendment.

Section 7.16. Limitations on Capital Expenditures. The Borrower will not permit the aggregate amount of Capital Expenditures made in any Fiscal Year set forth below to exceed the amount set forth below opposite such Fiscal Year:

Fiscal Year	Amount
2004	$100,000,000
2005	$115,000,000
2006	$120,000,000
2007	$130,000,000
2008	$130,000,000

2009	$130,000,000

plus, for each Fiscal Year ending after December 31, 2004, the amount (if any) by which (x) the amount of Capital Expenditures for the immediately preceding Fiscal Year specified above (without including any carryover amount from any prior Fiscal Year) exceeded (y) the amount of Capital Expenditures actually made during such immediately preceding Fiscal Year.

ARTICLE 8

DEFAULTS

Section 8.01. Events of Default. If one or more of the following events (each, an “Event of Default”) shall have occurred and be continuing:

(a) (i) any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall not be paid when due, or (ii) any interest thereon shall not be paid within one Business Day after the due date thereof, or (iii) any fee payable pursuant to Section 2.10 shall not be paid within three Business Days after the due date thereof, or (iv) any other fee or other amount payable hereunder to or for the account of any Agent or any Lender shall not be paid within five Business Days after the due date thereof; or

(b) the Borrower shall fail to observe or perform any covenant contained in (i) Section 5.01(q), and such failure shall continue unremedied for a period of three Business Days, or (ii) Section 5.01(e), Section 5.01(f), Article 6 or Article 7; or

(c) the Borrower or any Subsidiary Guarantor shall fail to observe or perform any of its covenants or agreements contained in the Financing Documents (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Agent at the request of any Lender; provided that: (i) if such failure relates primarily to the operation of, or to the use, maintenance, protection, preservation or status of property used directly in the operation of, a particular Healthcare Facility that is a Master Lease Property and there is a representation, covenant or agreement dealing with substantially the same subject matter in the applicable Master Lease Agreement, such failure shall not constitute an Event of Default pursuant to this clause (c) and instead shall be governed solely by Sections 8.01(g) and 8.01(k) below; and (ii) if such failure relates primarily to the operation of, or to the use, maintenance, protection, preservation or status of property used directly in the operation of, one or more Healthcare Facilities that are subject to one or more Third Party Leases and it would not be an Event of Default under Section 8.01(h) if at such time all such Third Party Leases were terminated (or the surrender or repossession of the property leased thereunder were required), such failure shall not constitute an Event of Default pursuant to this Section 8.01(c); or

(d) any representation, warranty, certification or statement made or deemed made by the Borrower or any Subsidiary Guarantor in any Financing Document or in any certificate, financial statement or other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made or deemed made; or

(e) the Borrower or any Subsidiary Guarantor shall fail to make one or more payments (whether of principal or interest) in respect of Material Indebtedness when due or within any period of grace applicable to such payments; or

(f) any event or condition shall occur that (i) results in the acceleration of the maturity of any Material Indebtedness or (ii) enables (or, with the giving of notice or lapse of time or both, would enable) the holder or holders of Material Indebtedness or any Person acting on behalf of such holder or holders to accelerate the maturity thereof; provided that it shall not be an Event of Default under this clause (f) if such event or condition is an event of default under the instrument evidencing such Material Indebtedness and arises with respect to an Event of Default (as defined in the applicable Master Lease Agreement) and no other event of default shall have then occurred and be continuing under such instrument;

(g) (x) the termination of the lease of one or more Healthcare Facilities under a Master Lease Agreement, or the surrender or repossession of one or more Healthcare Facilities leased thereunder, prior to the scheduled termination thereof; provided that (i) this subsection (g)(x) shall not apply to (A) any voluntary termination of a lease of a Healthcare Facility at a time when no Event of Default (as defined in the Master Lease Agreement) exists thereunder or is reasonably likely to occur or (B) any termination of a lease of a Healthcare Facility pursuant to a purchase option exercised in accordance with the terms thereof and (ii) no Event of Default shall exist under this subsection (g)(x) at any time unless the EBITDAR attributable to all Healthcare Facilities covered by this subsection (g)(x) then being terminated, surrendered or repossessed (the Fiscal Quarter in which such termination, surrender or repossession occurs, the “Current Fiscal Quarter”), and the EBITDAR attributable to all Healthcare Facilities with respect to which such a termination, surrender or repossession covered by this subsection (g)(x) occurred during the Current Fiscal Quarter and the most recently ended period of four consecutive Fiscal Quarters exceed, in the aggregate, 5% of Consolidated EBITDAR during such four consecutive Fiscal Quarter period (the EBITDAR attributable to each such Healthcare Facility and the Consolidated EBITDAR to be calculated, in each case, for the most recently ended period of four consecutive Fiscal Quarters for which the necessary information is available, in each case annualized if such fiscal information is not available for a full four Fiscal Quarters following the Effective Date);

(y) any Event of Default (as defined in any Master Lease Agreement) occurs and is continuing and such Event of Default remains uncured for a period of 10 days after written notice thereof has been given to the Borrower by the Agent at the request of the Required Lenders; provided that if the only such Events of Default that have occurred and are continuing are Facility Defaults (as defined in any Master Lease Agreement) and the number of Healthcare Facilities to which such Facility Defaults relate does not exceed 15, such condition shall not constitute an Event of Default pursuant to this subsection (g)(y); or

(h) one or more events or conditions shall occur that result in, or enable the counter-party thereunder to require, (i) the termination of one or more Third Party Leases, or the surrender or repossession of the property leased thereunder, prior to the scheduled termination thereof or (ii) the termination of one or more Management Contracts prior to the scheduled termination thereof; provided that (x) this subsection (h) shall not apply to any voluntary termination of a Third Party Lease or Management Contract by the Borrower or a Subsidiary Guarantor at a time when no default by it thereunder exists or is reasonably likely to occur and (y) no Event of Default shall exist under this subsection (h) at any time, unless the EBITDA attributable to all Healthcare Facilities then subject to a termination, surrender or repossession covered by this subsection (h) and the EBITDA attributable to all Healthcare Facilities with respect to which such a termination, surrender or repossession occurred during the preceding 12 months exceed, in the aggregate, 12% of Consolidated EBITDA (the EBITDA attributable to each such Healthcare Facility to be calculated for the most recent 12 months of full operation thereof for which the necessary financial information is available and Consolidated EBITDA to be calculated for the most recently ended period of four consecutive Fiscal Quarters for which the necessary financial information is available, in each case annualized if such financial information is not available for a full 12 months or a full four Fiscal Quarters, as the case may be); or

(i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $10,000,000; or

(j) one or more Enforceable Judgments for the payment of money aggregating in excess of $10,000,000 shall be rendered against the Borrower or one or more of the Subsidiary Guarantors and shall not have been satisfied; or

(k) any Lien created or purported to be created by any of the Collateral Documents shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be subject to such Lien, subject to no prior or equal Lien (other than Permitted Liens), or the Borrower or any Subsidiary Guarantor shall so assert in writing; provided that it shall not be an Event of Default under this clause (k) if the Liens in question are not valid or not perfected, or are subject to such other Liens, only in respect of Collateral (x) with an aggregate fair market value not in excess of $5,000,000 during the term of this Agreement or (y) used directly in the operation of one or more particular Healthcare Facilities (i) that are Master Lease Properties and the number of such facilities does not exceed 15 or (ii) that are subject to one or more Third Party Leases and it would not be an Event of Default under Section 8.01(h) if at such time all such Third Party Leases were terminated (or the surrender or repossession of the property leased thereunder were required); or

(l) any Subsidiary Guarantor’s Subsidiary Guaranty shall at any time fail to constitute a valid and binding agreement of such Subsidiary Guarantor (except as expressly permitted by any Financing Document), or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, shall so assert in writing; or

(m) (i) the Borrower or any Subsidiary Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or (ii) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against it under the Federal bankruptcy laws as now or hereafter in effect; or

(n) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of more than 50% of the outstanding shares of common stock of the Borrower; or, during any period of 24 consecutive calendar months, individuals who were members of the board of directors of the Borrower on the first day of such period (together with any new directors whose election or appointment by such members or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease to constitute a majority of the board of directors of the Borrower, then, and in every such event the Agent or the Required Lenders may:

(i) by notice to the Borrower terminate the Commitments and they shall thereupon terminate,

(ii) by notice to the Issuing Lender instruct the Issuing Lender not to extend the expiry date of any outstanding Letter of Credit, and

(iii) by notice to the Borrower, declare the Loans and all other amounts in respect of the Obligations (in each case together with accrued interest thereon) to be, and they shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;

provided that if any event specified above in Section 8.01(m) occurs, then without notice to the Borrower or any other act by the Agent or any Lender, the Commitments shall thereupon terminate and all the Loans and all other amounts in respect of the Obligations (in each case together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

Section 8.02. Notice of Default. The Agent shall give notice to the Borrower under Section 8.01 promptly upon being requested to do so by the Required Lenders and shall thereupon notify all the Lenders thereof.

Section 8.03. Enforcement Notice. If the Agent is (i) instructed to do so by the Required Lenders at any time after the Loans become immediately due and payable pursuant to Section 8.01(m), or (ii) instructed to do so by the Required Lenders at any time after the Loans have been declared due and payable pursuant to Section 8.01, the Administrative Agent shall deliver to the Collateral Agent an Enforcement Notice directing the Collateral Agent to exercise one or more specific remedies under the Collateral Documents or any other right or remedy available at law or in equity. Concurrently with the delivery of any such Enforcement Notice to the Collateral Agent, all outstanding Loans and all other amounts in respect of the Obligations not theretofore declared due and payable shall automatically become immediately due and payable.

ARTICLE 9

THE AGENTS

Each of the Lenders and the Issuing Lender hereby irrevocably appoints JPMorgan Chase Bank as its agent and authorizes JPMorgan Chase Bank, in its capacity as administrative agent and collateral agent, (i) to sign and deliver the Collateral Documents and (ii) to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Financing Documents, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent hereunder.

The Agent shall not have any duties or obligations except those expressly set forth in the Financing Documents. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Financing Documents that the Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02), and (c) except as expressly set forth in the Financing Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct. The Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agent by the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Financing Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Financing Document, (iv) the validity, enforceability, effectiveness or genuineness of any Financing Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article 4 or elsewhere in any Financing Document, other than to confirm receipt of items expressly required to be delivered to the

Agent, or (vi) the existence, genuineness or value of any of the Collateral or the validity, perfection, recordation, priority or enforceability of any Lien on any of the Collateral.

The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent’s resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Financing Document, any related agreement or any document furnished hereunder or thereunder.

Nothing in any Financing Document shall impose on Citicorp USA, Inc., in its capacity as syndication agent, or on any of General Electric Capital Corporation, The CIT Group/Business Credit, Inc. or Wells Fargo Foothill, in its capacity as Co-Documentation Agent, any duty or responsibility whatsoever.

ARTICLE 10

MISCELLANEOUS

Section 10.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to the Borrower, to it at 680 South Fourth Street, Louisville, KY 40202, Attention of the Chief Financial Officer, Treasurer and General Counsel (Telecopy Nos. (502) 596-4075 and (502) 596-4170);

(ii) if to the Agent (including in its capacity as a Lender or Issuing Lender), to JPMorgan Agency Services, 1111 Fannin - 10th Floor, Houston, TX 77002, Attention of Erin Merritt (Telephone No. (713) 750-2119; Telecopy No. (713) 750-2782), with a copy to JPMorgan Chase Bank - Corporate Banking Group, 270 Park Avenue - 4th Floor, New York, NY 10017, Attention of Dawn Lee Lum (Telephone No. (212) 270-5100; Telecopy No. (212) 270-2472) and to JPMorgan Chase Bank - Corporate Banking Group, 270 Park Avenue - 20th Floor, New York, NY 10017, Attention of Lisa Dee (Telephone No. (212) 270-6265; Telecopy No. (212) 270-7449); and

(iii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 unless otherwise agreed by the Agent and the applicable Lender. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

Section 10.02. Waivers; Amendments. (a) No failure or delay by the Agent, the Issuing Lender or any Lender in exercising any right or power hereunder or under any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the Issuing Lender and the Lenders under the Financing Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Financing Document or consent to any departure by the Borrower or any Restricted Subsidiary therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or the Issuing Lender may have had notice or knowledge of such Default at the time.

(b) No Financing Document or provision thereof may be waived, amended or modified except, in the case of this Agreement, by an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Financing Document, by an agreement or agreements in writing entered into by the parties thereto with the consent of the Required Lenders; provided that no such agreement shall:

(i) increase the Commitment of any Lender without the written consent of such Lender;

(ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby;

(iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby;

(iv) release all or substantially all of the Collateral from the Security Interests or release all or substantially all of the Restricted Subsidiaries from their obligations under the Subsidiary Guarantees (except in each case as expressly provided in the Financing Documents) without the written consent of each Lender;

(v) increase any advance rate or add any asset category to the Borrowing Base without the written consent of the Supermajority Lenders;

(vi) change any of the provisions of this Section or the definition of “Required Lenders” or “Supermajority Lenders” or any other provision of any Financing Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder without the written consent of each Lender; or

(vii) change Section 2.16(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender;

provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent or the Issuing Lender without the prior written consent of the Agent or the Issuing Lender, as the case may be.

Section 10.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out of pocket expenses incurred by the Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement and the other Financing Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) the fees and out-of pocket expenses of the Agent’s initial and ongoing borrowing base and collateral examinations, periodic field examinations and real estate appraisals, and the monthly and other monitoring of assets performed by the Agent, subject to any limits on such fees and expenses set forth in this Agreement and (iv) all reasonable out-of-pocket expenses incurred by the Agent, the Issuing Lender or any Lender, including the fees, charges and disbursements of any counsel for the Agent, the Issuing Lender or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Financing Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) The Borrower shall indemnify the Agent, the Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Financing Document or any agreement or instrument contemplated thereby, the performance by the parties to the Financing Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agent or the Issuing Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agent or the Issuing Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent or the Issuing Lender in its capacity as such.

(d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e) All amounts due under this Section shall be payable not later than five days after written demand therefor.

Section 10.04. Successors And Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent, the Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Default has occurred and is continuing, any other assignee;

(B) the Agent, provided that no consent of the Agent shall be required for an assignment of any Commitment to an assignee that is a Lender immediately prior to giving effect to such assignment or an Affiliate of such a Lender; and

(C) the Issuing Lender.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000, and, immediately after giving effect to such assignment, the assigning Lender shall have (determined as of the date the Assignment and

Assumption with respect to such assignment is delivered to the Agent) Commitments and Loans aggregating at least $5,000,000, in each case unless each of the Borrower and the Agent otherwise consent, provided that no such consent of the Borrower shall be required if a Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire.

For the purposes of this Section 10.04(b), the term “Approved Fund” has the following meaning:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15, and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of the Borrower, the Agent or the Issuing Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Financing Documents and to approve any amendment, modification or waiver of any provision of the Financing Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 10.05. Survival. All covenants, agreements, representations and warranties made by the Credit Parties in the Financing Documents and in the certificates or other instruments delivered in connection with or pursuant to the Financing Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Financing Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent, the Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 10.03 and Article 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

Section 10.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Financing Documents and any separate letter agreements with respect to fees payable to the Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.07. Severability. Any provision of any Financing Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 10.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Financing Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Financing Document shall affect any right that the Agent, the Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to any Financing Document against any Credit Party or its properties in the courts of any jurisdiction.

(c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Financing Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in any Financing Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 10.12. Confidentiality. Each of the Agent, the Issuing Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Financing Document or the enforcement of rights thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or

Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent, the Issuing Lender or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Agent, the Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, any party hereto (and any employee, representative or other agent of thereof) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

Section 10.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 10.14. Margin Stock. Each Lender represents to the Agent and each other Lender that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

KINDRED HEALTHCARE, INC.

By:	/s/ Donald H. Robinson
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

Solely for purposes of Section 4.02:

KINDRED HEALTHCARE OPERATING, INC.

By:	/s/ Donald H. Robinson
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent, Issuing Lender, and a Lender

By:	/s/ John C. Riordan
Name:	John C. Riordan
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Co- Documentation Agent and a Lender

By:	/s/ Thomas A. Buckelew
Name:	Thomas A. Buckelew
Title:	Duly Authorized Signatory

WELLS FARGO FOOTHILL, as Co- Documentation Agent and a Lender

By:	/s/ M.E. Stearns
Name:	M.E. Stearns
Title:	Sr. V. P.

CITICORP USA, INC., as Syndication Agent and a Lender

By:	/s/ James J. McCarthy
Name:	James J. McCarthy
Title:	Director/Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Documentation Agent and a Lender

By:	/s/ John J. McKenna
Name:	John J. McKenna
Title:	Senior Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director, Banking Products Services, US

By:	/s/ Juan Zuniga
Name:	Juan Zuniga
Title:	Associate Director, Banking Products Services, US

MERRILL LYNCH CAPITAL, as a Lender

By:	/s/ David G. Moore
Name:	David G. Moore
Title:	Director

ALLIED IRISH BANKS, P.L.C., as a Lender

By:	/s/ Martin S. Chin
Name:	Martin S. Chin
Title:	V. P.

By:	/s/ John Farrace
Name:	JOHN FARRACE
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Toby B. Rau
Name:	Toby B. Rau
Title:	Vice President

SCHEDULE 1.01A

DISCONTINUED OPERATIONS

Facilities

Facility #:	Facility Name:	Facility Type:
0117	Sarasota FL (East Manor)	Nursing center
0181	Hudson FL – Windsor Woods	Nursing center
0245	St Petersburg FL (Bay Pointe)	Nursing center
0268	Fort Meyers FL (Lee County)	Nursing center
0372	Tampa FL – Carrollwood	Nursing center
0637	Spring Hill FL (Evergreen Woods)	Nursing center
0836	Hillhaven rehab center	Nursing center
0837	Cape Coral FL	Nursing center
0922	Hudson FL – Windsor Woods	Nursing center
1217	Brandenton FL – Casa Mora Rehab	Nursing center
1220	Clearwater FL – Highland Pines	Nursing center
1233	St. Petersburg FL – Abbey Rehab	Nursing center
0115	Rehab Center of Palm Beaches	Nursing center
0124	Sandord FL	Nursing center
0125	Titusville FL	Nursing center
0246	Oaks at Avon Nursing and Rehab	Nursing center
0610	Boca Raton Rehab Ctr	Nursing center
1218	Pompano Beach FL – North Broward	Nursing center
1232	Pompano Beach FL – Pompano Rehab	Nursing center
1230	Normandy Terrace N. (CLSD 5/31/03)	Nursing center
1234	San Pedro	Nursing center
0523	Brighton MA – W. Pk Alz & Nsg	Nursing center
0527	Needam MA – Briarwood	Nursing center
0528	Marlborough MA – Westridge	Nursing center
0538	West Roxbury MA	Nursing center
0565	Norwich CT – Hamilton Pavilion	Nursing center
1226	Stamford CT – Homestead Health	Nursing center
0772	Wisconsin Rapids WI – Family HC	Nursing center
0783	Lexington Centre for Health	Nursing center
1223	Easton PA – Eastwood Nursing	Nursing center
1225	Owensboro KY – Hermitage Nursing	Nursing Center
0540	Brook Farm Rehab and Nursing Center	Nursing center
0860/0861	The Greens at Creekside	Nursing center and ALF
0197	Oshkosh Medical & Rehab Center	Nursing center
0786	Riverfront Terrace Health Care Center	Nursing center
0434	Livingston Nursing Center, MT	Nursing center
0227	Alcorn County Nursing Center, MS	Nursing center
4659	Kindred Hospital – Minnesota	Hospital

1

Facility #:	Facility Name:	Facility Type:
4677	Kindred Hospital – Metro Detroit	Hospital
4314	Kindred Pulmonary Unit of Passaic	Hospital
4361	Kindred Pulmonary at the Meadowlands	Hospital
	Hospital Ancillary Services (Sleepcor)	Ancillary Services
2516	VNA/CPS Pharmaceutical Services	Pharmacy
2519	Visiting Nurse Advanced Infusion Systems - Anaheim	Pharmacy

2

SCHEDULE 1.01B

RESTRICTED SUBSIDIARIES, UNRESTRICTED SUBSIDIARIES AND EXCLUDED PARTNERSHIPS

I. CORPORATIONS AND L.L.C.S

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
1.	Advanced Infusion Systems, Inc.	CA	Kindred Pharmacy Services, Inc.	1,000 shares of common stock, no par value per share	100	RS

2.	American X-Rays, Inc.	LA	Kindred Pharmacy Services, Inc.	2,000 shares of common stock, no par value per share	100	RS

3.	Caribbean Behavioral Health Systems, Inc.	NV	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

4.	Community Behavioral Health System, Inc.	LA	CPC Managed Care Health Services, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

1

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
5.	Community Psychiatric Centers Properties of Texas, Inc.	TX	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

6.	Community Psychiatric Centers Properties of Utah, Inc.	UT	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

7.	Cornerstone Insurance Company	CI	Kindred Healthcare, Inc.	1,000,000 shares of common stock, par value $1.00 per share	100	US

8.	Courtland Gardens Health Center, Inc.	CT	PersonaCare of Connecticut, Inc.	1,000 shares of common stock, no par value per share	100	RS

9.	CPC Managed Care Health Services, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

2

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
10.	First Rehab, Inc.	DE	Kindred Pharmacy Services, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

11.	Helian ASC of Northridge, Inc.	CA	Helian Health Group, Inc.	100,000 shares of common stock, no par value per share	100	RS

12.	Helian Health Group, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

13.	Helian Recovery Corporation	CA	Helian Health Group, Inc.	100 shares of common stock, no par value per share	100	RS

14.	Homestead Health Center, Inc.	CT	PersonaCare of Connecticut, Inc.	1,000 shares of common stock, no par value per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

3

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
15.	Horizon Healthcare Services, Inc.	GA	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $10.00 per share	100	RS

16.	J. B. Thomas Hospital, Inc.	MA	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

17.	KPS East, Inc.	DE	Kindred Hospitals East, L.L.C.	100 shares of common stock, par value $0.25 per share	100	RS

18.	KPS Midwest, Inc.	DE	Kindred Hospitals Limited Partnership	100 shares of common stock, par value $0.25 per share	100	RS

19.	KPS Mountain, Inc.	DE	Kindred Hospitals West, L.L.C.	100 shares of common stock, par value $0.25 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

4

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
20.	KPS Seattle, Inc.	DE	THC-Seattle, Inc.	100 shares of common stock, par value $0.25 per share	100	RS

21.	KPS Wisconsin, Inc.	DE	THC-Chicago, Inc.	100 shares of common stock, par value $0.25 per share	100	RS

22.	Kindred Acute Pulmonary East, Inc.	DE	Kindred Healthcare Operating, Inc.	100 shares of common stock, par value $.25 per share	100	RS

23.	Kindred Acute Pulmonary West, Inc.	DE	Kindred Healthcare Operating, Inc.	100 shares of common stock, par value $.25 per share	100	RS

24.	Kindred Facility Services, Inc.	DE	Kindred Healthcare Operating, Inc.	100 shares of common stock par value $.25 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

5

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
25.	Kindred Healthcare Operating, Inc.	DE	Kindred Healthcare, Inc.	100 shares of common stock, par value $.25 per share	100	RS

26.	Kindred Healthcare Services, Inc.	DE	Kindred Healthcare Operating, Inc.	100 shares of common stock, par value $.25 per share	100	RS

27.	Kindred Holdings, L.L.C.	DE	Kindred Healthcare Operating, Inc.	100 Percent of the outstanding membership interests	100	RS

28.	Kindred Home Care Services, Inc.	DE	Kindred Healthcare Operating, Inc.	100 shares of common stock, par value $.25 per share	100	RS

29.	Kindred Hospice, Inc.	KY	Kindred Healthcare Services, Inc.	60 shares of common stock, no par value per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

6

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
30.	Kindred Hospital Pharmacy Services, Inc.	DE	Kindred Pharmacy Services, Inc.	100 shares of common stock, par value $.25 per share	100	RS

31.	Kindred Hospitals East, L.L.C.	DE	Kindred Healthcare Operating, Inc.	100 Percent of the outstanding membership interests	100	RS

32.	Kindred Hospitals West, L.L.C.	DE	Kindred Healthcare Operating, Inc.	100 Percent of the outstanding membership interests	100	RS

33.	Kindred Institutional Pharmacy Services, Inc.	DE	Kindred Pharmacy Services, Inc.	100 shares of common stock, par value $.25 per share	100	RS

34.	Kindred Insurance Holdings, Inc.	DE	Kindred Healthcare Operating, Inc.	100 shares of common stock, par value $.25 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

7

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
35.	Kindred Investment Company	DE	Kindred Healthcare Operating, Inc.	100 shares of common stock, par value $.25 per share	100	RS

36.	Kindred Nevada, L.L.C.	DE	Kindred Healthcare Operating, Inc.	100 Percent of the outstanding membership interests	100	RS

37.	Kindred Nursing Centers East, L.L.C.	DE	Kindred Healthcare Operating, Inc.	100 Percent of the outstanding membership interests	100	RS

38.	Kindred Nursing Centers North, L.L.C.	DE	Kindred Healthcare Operating, Inc.	100 Percent of the outstanding membership interests	100	RS

39.	Kindred Nursing Centers South, L.L.C.	DE	Kindred Healthcare Operating, Inc.	100 Percent of the outstanding membership interests	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

8

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
40.	Kindred Nursing Centers West, L.L.C.	DE	Kindred Healthcare Operating, Inc.	100 Percent of the outstanding membership interests	100	RS

41.	Kindred Pharmacy Services, Inc.	DE	Kindred Healthcare Operating, Inc.	10 shares of common stock, par value $100.00 per share	100	RS

42.	Kindred Pulmonary Illinois, Inc.	IL	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

43.	Kindred Rehab Services, Inc.	DE	Kindred Healthcare Operating, Inc.	11,000 shares of common stock, par value $.001 per share	100	RS

44.	Kindred Support Services, L.L.C.	DE	Kindred Healthcare Operating, Inc.	100 Percent of the outstanding membership interests	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

9

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
45.	Kindred Systems, Inc.	DE	Kindred Healthcare Operating, Inc.	100 shares of common stock, par value $.25 per share	100	RS

46.	Lafayette Health Care Center, Inc.	GA	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, no par value per share	100	RS

47.	MedEquities, Inc.	CA	Helian ASC of Northridge, Inc.	10,000 shares of common stock, no par value per share	100	RS

48.	Medisave of Tennessee, Inc.	DE	Kindred Pharmacy Services, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

49.	Palo Alto Surgecenter Corporation	CA	Helian Health Group, Inc.	100 shares of common stock, no par value per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

10

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
50.	PersonaCare Living Center of Clearwater, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

51.	PersonaCare of Bradenton, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

52.	PersonaCare of Clearwater, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

53.	PersonaCare of Connecticut, Inc.	CT	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, no par value per share	100	RS

54.	PersonaCare of Georgia, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

11

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
55.	PersonaCare of Huntsville, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

56.	PersonaCare of Little Rock, Inc.	DE	Kindred Healthcare Operating, Inc.	100 shares of common stock, par value $.001 per share	100	RS

57.	PersonaCare of Ohio, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

58.	PersonaCare of Owensboro, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

59.	PersonaCare of Pennsylvania, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

12

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
60.	PersonaCare of Pompano East, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

61.	PersonaCare of Pompano West, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

62.	PersonaCare of Reading, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

63.	PersonaCare of San Antonio, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

64.	PersonaCare of San Pedro, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

13

No.	Name	State of Organization	Holder of Stock/Ownership0 Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
65.	PersonaCare of Shreveport, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

66.	PersonaCare of St. Petersburg, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

67.	PersonaCare of Warner Robins, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

68.	PersonaCare of Wisconsin, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

69.	PersonaCare Properties, Inc.	GA	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.01 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

14

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
70.	ProData Systems, Inc.	AL	Kindred Home Care and Hospice Indiana Partnership	333.33 shares of common stock, par value $1.00 per share	100	RS

71.	Recovery Inns of America, Inc.	CA	Helian Recovery Corporation	2,500 shares of common stock, no par value per share	100	RS

72.	Respiratory Care Services, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

73.	Southern California Specialty Care, Inc.	CA	Specialty Healthcare Services, Inc.	100 shares of common stock, no par value per share	100	RS

74.	Specialty Healthcare Services, Inc.	DE	Kindred Healthcare Operating, Inc.	3000 shares of common stock, par value $0.01 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

15

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
75.	Specialty Hospital of Cleveland, Inc.	OH	Specialty Healthcare Services, Inc.	100 shares of common stock, par value $.01 per share	100	RS

76.	Specialty Hospital of Dallas, Inc.	TX	Specialty Healthcare Services, Inc.	100 shares of common stock, par value $.01 per share	100	RS

77.	Specialty Hospital of Philadelphia, Inc.	PA	Specialty Healthcare Services, Inc.	250 shares of common stock, par value $.01 per share	100	RS

78.	Specialty Hospital of South Carolina, Inc.	SC	Specialty Healthcare Services, Inc.	250 shares of common stock, par value $.01 per share	100	RS

79.	Stamford Health Facilities, Inc.	CT	PersonaCare of Connecticut, Inc.	1,000 shares of common stock, no par value per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

16

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
80.	THC – Chicago, Inc.	IL	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

81.	THC – Hollywood, Inc.	FL	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

82.	THC – Houston, Inc.	TX	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

83.	THC – Minneapolis, Inc.	MN	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

84.	THC – North Shore, Inc.	IL	THC – Chicago, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

17

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
85.	THC – Orange County, Inc.	CA	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

86.	THC – San Diego, Inc.	CA	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

87.	THC – Seattle, Inc.	WA	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

88.	TheraTx Health Services, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

89.	TheraTx Healthcare Management, Inc.	DE	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

18

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
90.	TheraTx Management Services, Inc.	CA	Kindred Healthcare Operating, Inc.	10,000 shares of common stock, par value $0.01 per share	100	RS

91.	TheraTx Rehabilitation Services, Inc.	DE	TheraTx Health Services, Inc.	1,000 shares of common stock, par value $.001 per share	100	RS

92.	TheraTx Staffing, Inc.	IL	Kindred Rehab Services, Inc.	1,000 shares of common stock, no par value per share	100	RS

93.	Transitional Hospitals Corporation of Indiana, Inc.	IN	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

94.	Transitional Hospitals Corporation of Louisiana, Inc.	LA	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

19

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
95.	Transitional Hospitals Corporation of Michigan, Inc.	MI	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	US

96.	Transitional Hospitals Corporation of Nevada, Inc.	NV	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

97.	Transitional Hospitals Corporation of New Mexico, Inc.	NM	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

98.	Transitional Hospitals Corporation of Tampa, Inc.	FL	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

99.	Transitional Hospitals Corporation of Texas, Inc.	TX	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

20

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
100.	Transitional Hospitals Corporation of Wisconsin, Inc.	WI	Kindred Healthcare Operating, Inc.	1,000 shares of common stock, par value $1.00 per share	100	RS

101.	Tucker Nursing Center, Inc.	GA	Kindred Healthcare Operating, Inc.	500 shares of common stock, par value $1.00 per share	100	RS

102.	Tunstall Enterprises, Inc.	GA	Horizon Healthcare Services, Inc.	100 shares of common stock, par value $1.00 per share	100	RS

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

21

II. PARTNERSHIPS

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
103.	California Respiratory Care Partnership	CA	Advanced Infusion Systems, Inc.	Partnership Interest	51(GP)	EP/US

104.	Foothill Nursing Company Partnership	CA	Kindred Nursing Centers West, L.L.C.	Partnership Interest	50(GP)	EP/US

105.	Fox Hill Village Partnership	MA	Kindred Healthcare Operating, Inc.	Partnership Interest	50(GP)	EP/US

106.	Hillhaven–MSC Partnership	CA	Kindred Nursing Centers West, L.L.C.	Partnership Interest	50(GP)	RS

			Kindred Hospitals West, L.L.C.	Partnership Interest	50(GP)

107.	Kindred Acute Pulmonary Limited Partnership	DE	Kindred Hospitals Limited Partnership	Partnership Interest	1(GP)	RS

			Kindred Healthcare Operating, Inc.	Partnership Interest	1(GP), 98(LP)

108.	Kindred Home Care and Hospice Indiana Partnership	IN	Kindred Home Care Services, Inc.	Partnership Interest	50(GP)	RS

			Kindred Hospice, Inc.	Partnership Interest	50(GP)

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

22

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
109.	Kindred Hospitals Limited Partnership	DE	Kindred Nursing Centers Limited Partnership	Partnership Interest	1(GP)	RS

			Kindred Hospitals West, L.L.C.	Partnership Interest	1(GP), 98(LP)

110.	Kindred Nursing Centers Central Limited Partnership	DE	Kindred Nursing Centers Limited Partnership	Partnership Interest	1(GP)	RS

			Kindred Healthcare Operating, Inc.	Partnership Interest	1(GP), 98(LP)

111.	Kindred Nursing Centers Limited Partnership	DE	Kindred Hospitals Limited Partnership	Partnership Interest	1(GP)	RS

			Kindred Nursing Centers East, L.L.C.	Partnership Interest	1(GP), 98(LP)

112.	Northridge Surgery Center Development, Ltd.	CA	MedEquities, Inc.	Partnership Interest	43(GP)	EP/US

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

23

No.	Name	State of Organization	Holder of Stock/Ownership Interest	Outstanding Equity Interest	Percentage Interest	Status(1)
113.	Northridge Surgery Center, Ltd.	CA	Northridge Surgery Center Development, Ltd.	Partnership Interest	38(GP)	EP/US

			Helian Health Group, Inc.	Partnership Interest	13.5(LP)

			Helian ASC of Northridge, Inc.	Partnership Interest	13(GP), 6(LP)

114.	Pharmaceutical Infusion Therapy	CA	Advanced Infusion Systems, Inc.	Partnership Interest	50.99(GP)	EP/US

115.	Recovery Inn of Menlo Park, L.P.	CA	Recovery Inns of America, Inc.	Partnership Interest	12(LP)	RS

			Helian Recovery Corporation	Partnership Interest	58(GP), 30(LP)

116.	Starr Farm Partnership	VT	Kindred Nursing Centers East, L.L.C.	Partnership Interest	50(GP)	EP/US

117.	Visiting Nurse Advanced Infusion Systems – Newbury Park	CA	Advanced Infusion Systems, Inc.	Partnership Interest	51.01(GP)	EP/US

(1):	EP= Excluded Partnership

RS= Restricted Subsidiary

US= Unrestricted Subsidiary

24

SCHEDULE 1.01C

EXISTING AFFILIATE AGREEMENTS

FACILITY	AGREEMENT	RELEVANT AFFILIATE
949 Ledgewood Rehab. & Nsg. 87 Herrick Street Beverly, MA	Management Agreement dated as of 1985, by and between The Hillhaven Corporation (whose obligations have been assumed by Kindred Healthcare Operating, Inc.), and Ledgewood Health Care Corporation, a Massachusetts corporation	Ledgewood Health Care Corporation

981 Foothill Nsg. & Rehab Ctr. 401 West Ada Avenue Glendora, CA	Foothill Skilled Nursing Facility Management Agreement dated as of 1986 by and between Hillhaven, Inc. (whose obligations have been assumed by Kindred Nursing Centers West, LLC) and Foothill Nursing Company Partnership, a California general partnership	Foothill Nursing Company Partnership

983 Clark House Nrsg. Ctr. 30 Longwood Drive Westwood, MA	Long Term Care Facility Management Agreement dated as of July 1, 1990, by and between First Healthcare Corporation (whose obligations have been assumed by Kindred Nursing Centers East, LLC), and Fox Hill Village Partnership, a Massachusetts general partnership	Fox Hill Village Partnership

995 Starr Farm Nursing Center 98 Starr Farm Road Burlington, VT	Agreement to Provide Management Services to a Health Care Facility dated as of December 30, 1986, by and between First Healthcare Corporation (whose obligations have been assumed by Kindred Healthcare Operating, Inc.), and Starr Farm Partnership, a Vermont general partnership	Starr Farm Partnership

1

SCHEDULE 1.01D

INITIAL MASTER LEASE PROPERTIES; OTHER LEASED PROPERTIES; THIRD PARTY LEASES

INITIAL MASTER LEASE PROPERTIES

Initial Master Lease #1:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
AZ#436	Valley Healthcare & Rehab Center	Pima, Tucson, AZ	Nursing center	ML#1-1

AZ#742	Sonoran Rehab & Care Center	Maricopa, Phoenix, AZ	Nursing center	ML#1-2

AZ#4-656	Vencor Hospital – Phoenix	Maricopa, Phoenix, AZ	Hospital	ML#1-3

CA#525	La Veta Healthcare Center	Orange, Orange, CA	Nursing center	ML#1-4

CA#738	Bay View Nursing & Rehab Center	Alameda, Alameda, CA	Nursing center	ML#1-5

CA#4622	Vencor Hospital – San Leandro	Alameda, San Leandro, CA	Hospital	ML#1-6

CA#4642	Vencor Hospital – Orange County	Orange, Westminster, CA	Hospital	ML#1-7

CA#4648	Vencor Hospital – San Diego	San Diego, San Diego, CA	Hospital	ML#1-8

CA#4-693	Recovery Inn of Menlo Park	San Mateo, Menlo Park, CA	Hospital	ML#1-9*

CO#745	Aurora Care Center	Arapahoe, Aurora, CO	Nursing center	ML#1-10

CT#562	Andrew House Healthcare	Hartford, New Britain, CT	Nursing center	ML#1-11

CT#567	Nutmeg Pavilion	New London, New London, CT	Nursing center	ML#1-12

FL#4-602	Vencor Hospital – Coral Gables	Dade, Coral Gables, FL	Hospital	ML#1-13

FL#4-652	Vencor Hospital – North Florida	Clay, Green Cove Springs, FL	Hospital	ML#1-14

ID#218	Cascade Care Center	Canyon, Caldwell, ID	Nursing center	ML#1-15

ID#409	Mountain Valley Care and Rehab	Shoshone, Kellogg, ID	Nursing center	ML#1-16

IL#4-637	Vencor Hospital – Chicago North	Cook, Chicago, IL	Hospital	ML#1-17

IL#4-690	Vencor Hospital – Northlake	Cook, Northlake, IL	Hospital	ML#1-18

IN#779	Westview Nursing & Rehab Center	Lawrence, Bedford, IN	Nursing center	ML#1-19

*	This property is also a Specified Property listed on Schedule 1.01H.

Initial Master Lease #1:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
IN#4-620	LaGrange Community Hospital	LaGrange, LaGrange, IN	Hospital	ML#1-20*

IN#4-638	Vencor Hospital – Indianapolis	Marion, Indianapolis, IN	Hospital	ML#1-21

KY#784	North Centre for Health & Rehab	Jefferson, Louisville, KY	Nursing center	ML#1-22

KY#4-633	Vencor Hospital – Louisville	Jefferson, Louisville, KY	Hospital	ML#1-23

ME#550	Norway Rehabilitation & Living Center	Oxford, Norway, ME	Nursing center	ML#1-24

ME#552	Shore Village Rehab & Nursing Center	Knox, Rockland, ME	Nursing center	ML#1-25

ME#555	Brentwood Rehab & Nursing Center	Cumberland, Yarmouth, ME	Nursing center	ML#1-26

ME#558	Fieldcrest Manor Nursing Home	Lincoln, Waldoboro, ME	Nursing center	ML#1-27

MA#327	Laurel Ridge Rehab & Nursing Center	W. Roxbury, Jamaica Plain, MA	Nursing center	ML#1-28

MA#507	Country Manor Rehab & Nursing Center	Essex, Newburyport, MA	Nursing center	ML#1-29

MA#516	Hammersmith House Nursing & Care Center	Essex, Saugus, MA	Nursing center	ML#1-30

MA#518	Timberlyn Heights Nursing & Alzheimers Center	Bershire, Great Barrington, MA	Nursing center	ML#1-31

MA#582	Colony House Nursing & Rehab Center	Plymouth, Abington, MA	Nursing center	ML#1-32

MA#985/198	Harrington House Nursing & Rehab Center	Norfolk, Walpole, MA	Nursing center	ML#1-33

MO#4-680	Vencor Hospital – St. Louis	St. Louis, St. Louis, MO	Hospital	ML#1-34

MT#416	Park Place Health Care Center	Cascade, Great Falls, MT	Nursing center	ML#1-35

MT#433	Parkview Acres Care & Rehab Center	Beaverhead, Dillon, MT	Nursing center	ML#1-36

NV#640	Las Vegas Healthcare & Rehab Center	Clark, Las Vegas, NV	Nursing center	ML#1-37

NC#191	Silas Creek Manor	Forsyth, Winston-Salem, NC	Nursing center	ML#1-38

NC#806	Chapel Hill Rehab & Healthcare Center	Orange, Chapel Hill, NC	Nursing center	ML#1-39

OH#577	Minerva Park Nursing & Rehab Center	Franklin, Columbus, OH	Nursing center	ML#1-40

*	This property is also a Specified Property listed on Schedule 1.01H.

2

Initial Master Lease #1:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
OH#868	Lebanon Country Manor	Warren, Lebanon, OH	Nursing center	ML#1-41

OK#4-618	Vencor Hospital – Oklahoma City	Oklahoma, Oklahoma City, OK	Hospital	ML#1-42

OR#452	Sunnyside Care Center	Marion, Salem, OR	Nursing center	ML#1-43

PA#4-619	Vencor Hospital – Pittsburgh	Allegheny, Oakdale, PA	Hospital	ML#1-44

TN#132	Madison Healthcare & Rehab Center	Davidson, Madison, TN	Nursing center	ML#1-45

TN#4-628	Vencor Hospital – Chattanooga	Hamilton, Chattanooga, TN	Hospital	ML#1-46

UT#140	Wasatch Care Center	Weber, Ogden, UT	Nursing center	ML#1-47

WA#114	Arden Rehabilitation & Healthcare Center	King, Seattle, WA	Nursing center	ML#1-48

WA#127	Northwest Continuum Care Center	Cowlitz, Longview, WA	Nursing center	ML#1-49

WA#185	Heritage Health & Rehab Center	Clark, Vancouver, WA	Nursing center	ML#1-50

WA#462	Queen Anne Healthcare	King, Seattle, WA	Nursing center	ML#1-51

WI#767	Colony Oaks Care Center	Outagamie, Appleton, WI	Nursing center	ML#1-52

WI#769	North Ridge Medical & Rehab Center	Manitowoc, Manitowoc, WI	Nursing center	ML#1-53

WY#441	Mountain Towers Healthcare & Rehab	Laramie, Cheyenne, WY	Nursing center	ML#1-54

3

Initial Master Lease #2:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
AL#804	Rehab & Healthcare Center of Birmingham	Jefferson, Birmingham, AL	Nursing center	ML#2-1

AZ#743	Desert Life Rehab & Care Center	Pima, Tucson, AZ	Nursing center	ML#2-2

CA#320	Magnolia Gardens Care Center	San Mateo, Burlingame, CA	Nursing center	ML#2-3

CA#420	Maywood Acres Healthcare Center	Ventura, Oxnard, CA	Nursing center	ML#2-4

CA#4607	Vencor Hospital – Ontario	San Bernadino, Ontario, CA	Hospital	ML#2-5

CO#744	Cherry Hills Health Care Center	Arapahoe, Englewood, CO	Nursing center	ML#2-6

FL#4-611	Vencor Hospital – St. Petersburg	Pinellas, St. Petersburg, FL	Hospital	ML#2-7

FL#4-674	Vencor Hospital – Central Tampa	Hillsborough, Tampa, FL	Hospital	ML#2-8

GA#1228	Lafayette Nursing & Rehab Center	Fayette, Fayetteville, GA	Nursing center	ML#2-9

ID#216	Hillcrest Rehab/Care Center	Ada, Boise, ID	Nursing center	ML#2-10

ID#222	Nampa Care Center	Boise, Nampa, ID	Nursing center	ML#2-11

ID#223	Weiser Rehabilitation & Care	Washington, Weiser, ID	Nursing center	ML#2-12

IL#4-615	Vencor Hospital – Sycamore	De Kalb, Sycamore, IL	Hospital	ML#2-13

IN#111	Rolling Hills Health Care Center	Floyd, New Albany, IN	Nursing center	ML#2-14

IN#294	Windsor Estates Health & Rehab Center	Howard, Kokomo, IN	Nursing center	ML#2-15

IN#407	Parkwood Health Care Center	Boone, Lebanon, IN	Nursing center	ML#2-16

IN#780	Columbus Health & Rehab Center	Bartholomew, Columbus, IN	Nursing center	ML#2-17

KY#278	Oakview Nursing & Rehab Center	Marshall, Calvert City, KY	Nursing center	ML#2-18

KY#282	Maple Manor Healthcare Center	Muhlenberg, Greenville, KY	Nursing center	ML#2-19

ME#545	Eastside Rehab and Living Center	Penobscot, Bangor, ME	Nursing center	ML#2-20

ME#549	Kennebunk Nursing Center	York, Kennebunk, ME	Nursing center	ML#2-21

MA#508	Crawford Skilled Nursing & Rehab Center	Bristol, Fall River, MA	Nursing center	ML#2-22

MA#513	Hallmark Nursing & Rehab Center	Bristol, New Bedford, MA	Nursing center	ML#2-23

MA#532	Hillcrest Nursing Home	Worcester, Fitchburg, MA	Nursing center	ML#2-24

4

Initial Master Lease #2:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
MA#534	Country Gardens Sk. Nursing & Rehab	Essex, Swansea, MA	Nursing center	ML#2-25

MA#584	Franklin Sk. Nursing & Rehab Center	Franklin, Franklin, MA	Nursing center	ML#2-26

MO#4-612	Vencor Hospital – Kansas City	Jackson, Kansas City, MO	Hospital	ML#2-27

NV#641	Torrey Pines Care Center	Clark, Las Vegas, NV	Nursing center	ML#2-28

NH#592	Greenbrier Terrace Healthcare	Hillsborough, Nashua, NH	Nursing center	ML#2-29

NC#136	LaSalle Healthcare Center	Durham, Durham, NC	Nursing center	ML#2-30

NC#706	Guardian Care of Henderson	Vance, Henderson, NC	Nursing center	ML#2-31

NC#711	Guardian Care of Kinston	Lenoir, Kinston, NC	Nursing center	ML#2-32

NC#726	Guardian Care of Elizabeth City	Pasquotank, Elizabeth City, NC	Nursing center	ML#2-33

OH#578	West Lafayette Rehab & Nursing Center	Coshocton, West Lafayette, OH	Nursing center	ML#2-34

OH#634	Cambridge Health & Rehab Center	Guernsey, Cambridge, OH	Nursing center	ML#2-35

RI#1-224	Health Havens Nursing & Rehab Center	Providence, East Providence, RI	Nursing center	ML#2-36

TN#822	Primacy Healthcare & Rehab Center	Shelby, Memphis, TN	Nursing center	ML#2-37

TX#4-653	Vencor Hospital – Ft. Worth Southwest	Tarrant, Ft. Worth, TX	Hospital	ML#2-38

TX#4-654	Vencor Hospital – Houston Northwest	Harris, Houston, TX	Hospital	ML#2-39

TX#4-668	Vencor Hospital – Ft. Worth West	Tarrant, Ft. Worth, TX	Hospital	ML#2-40

UT#690	Wasatch Valley Rehabilitation	Salt Lake, Salt Lake City, UT	Nursing center	ML#2-41

VA#826	Harbour Pointe Medical & Rehab Center	Norfolk, VA	Nursing center	ML#2-42

VA#842	Bay Pointe Medical & Rehab Centre	Princess Anne, Virginia Beach, VA	Nursing center	ML#2-43

WA#168	Lakewood Healthcare Center	Pierce, Lakewood, WA	Nursing center	ML#2-44

WI#289	San Luis Medical & Rehab Center	Brown, Green Bay, WI	Nursing center	ML#2-45

WI#766	Colonial Manor Medical & Rehab Center	Marathon, Wausau, WI	Nursing center	ML#2-46

5

Initial Master Lease #3:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:

AL#824	Rehab & Healthcare Center of Mobile	Mobile, Mobile, AL	Nursing center	ML#3-1

AZ#851	Villa Campana Health Center	Pima, Tucson, AZ	Nursing center	ML#3-2

CA#210	Californian Care Center	Kern, Bakersfield, CA	Nursing center	ML#3-3

CA#411	Alta Vista Healthcare Center	Riverside, Riverside, CA	Nursing center	ML#3-4

CA#4-644	THC – Orange County	Orange, Brea, CA	Hospital	ML#3-5

CO#873	Brighton Care Center	Adams, Brighton, CO	Nursing center	ML#3-6

CT#563	Camelot Nursing & Rehab Center	New London, New London, CT	Nursing center	ML#3-7

CT#568	Parkway Pavilion Healthcare	Hartford, Enfield, CT	Nursing center	ML#3-8

FL#4676	Vencor Hospital – Hollywood	Broward, Hollywood, FL	Hospital	ML#3-9

GA#155	Savannah Rehab & Nursing Center	Chatham, Savannah, GA	Nursing center	ML#3-10

GA#645	Specialty Care of Marietta	Cobb, Marietta, GA	Nursing center	ML#3-11

ID#219	Emmett Rehabilitation & Healthcare	Gem, Emmett, ID	Nursing center	ML#3-12

IN#269	Meadowvale Health & Rehab Center	Wells, Bluffton, IN	Nursing center	ML#3-13

IN#694	Wedgewood Healthcare Center	Clark, Clarksville, IN	Nursing center	ML#3-14

KY#279	Cedars of Lebanon Nursing Center	Marion, Lebanon, KY	Nursing center	ML#3-15

KY#281	Riverside Manor Healthcare	McLean, Calhoun, KY	Nursing center	ML#3-16

KY#782	Danville Centre for Health & Rehab	Boyle, Danville, KY	Nursing center	ML#3-17

ME#544	Augusta Rehabilitation Center	Kennebec, Augusta, ME	Nursing center	ML#3-18

ME#547	Brewer Rehabilitation & Living Center	Penobscot, Brewer, ME	Nursing center	ML#3-19

ME#554	Westgate Manor	Penobscot, Bangor, ME	Nursing center	ML#3-20

MA#506	Presentation Nursing & Rehab Center	Suffolk, Brighton, MA	Nursing center	ML#3-21

MA#514	Sachem Nursing & Rehab Center	Plymouth, East Bridgewater, MA	Nursing center	ML#3-22

MA#539	Newton & Wellesley Alzheimer Center	Norfolk, Wellesley, MA	Nursing center	ML#3-23

MA#587	River Terrace	Worcester, Lancaster, MA	Nursing center	ML#3-24

6

Initial Master Lease #3:

State/ Facility #:	Facility Name:	Country, City, State Location	Facility Type	Index #:
MA#4-673	Vencor Hospital –Boston Northshore	Essex, Peabody, MA	Hospital	ML#3-25

MA#4-688	Vencor Hospital – Boston	Suffolk, Boston, MA	Hospital	ML#3-26

MI#4-675	Vencor Hospital – Detroit	Wayne, Lincoln, MI	Hospital	ML#3-27

NV#4-647	THC – Las Vegas Hospital	Clark, Las Vegas, NV	Nursing center	ML#3-28

NC#116	Pettigrew Rehab & Healthcare Center	Durham, Durham, NC	Nursing center	ML#3-29

NC#143	Raleigh Rehab & Healthcare Center	Wake, Raleigh, NC	Nursing center	ML#3-30

NC#307	Lincoln Nursing Center	Lincoln, Lincoln, NC	Nursing center	ML#3-31

NC#713	Guardian Care of Zebulon	Wake, Zebulon, NC	Nursing center	ML#3-32

NC#4-662	Vencor Hospital – Greensboro	Guilford, Greensboro, NC	Hospital	ML#3-33

OR#453	Medford Rehab & Healthcare Center	Jackson, Medford, OR	Nursing center	ML#3-34

PA#1-237	Wyomissing Nursing & Rehab Center	Berks, Reading, PA	Nursing center	ML#3-35

TN#182	Cordova Rehab & Nursing Center	Shelby, Cordova, TN	Nursing center	ML#3-36

TX#4-635	Vencor Hospital – San Antonio	Bexar, San Antonio, TX	Hospital	ML#3-37

TX#4-660	Vencor Hospital – Mansfield	Tarrant, Mansfield, TX	Hospital	ML#3-38

UT#230	Crosslands Rehab & Health Care Center	Salt Lake, Salt Lake City, UT	Nursing center	ML#3-39

WA#461	Edmonds Rehab & Healthcare Center	Snohomish, Edmonds, WA	Nursing center	ML#3-40

WI#770	Vallhaven Care Center	Winnebago, Neenah, WI	Nursing center	ML#3-41

WI#773	Mt. Carmel Medical & Rehab Center	Racine, Burlington, WI	Nursing center	ML#3-42

WI#774	Mt. Carmel Medical & Rehab Center	Milwaukee, Milwaukee, WI	Nursing center	ML#3-43

7

Initial Master Lease #4:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
AL#791	Rehab & Healthcare Center of Huntsville	Madison, Huntsville, AL	Nursing center	ML#4-1

AZ#853	Kachina Point Health Care & Rehab	Yavapai, Sedona, AZ	Nursing center	ML#4-2

AZ#4-658	Vencor Hospital – Tucson	Pima, Tucson, AZ	Hospital	ML#4-3

CA#350	Valley Gardens Health Care & Rehab	San Joaquin, Stockton, CA	Nursing center	ML#4-4

CA#982/148	Village Square Nursing & Rehab Center	San Diego, San Marcos, CA	Nursing center	ML#4-5

CO#859	Castle Garden Care Center	Adams, Northglenn, CO	Nursing center	ML#4-6

CO#4-665	Vencor Hospital – Denver	Denver, Denver, CO	Hospital	ML#4-7

CT#566	Windsor Rehab & Healthcare Center	Hartford, Windsor, CT	Nursing center	ML#4-8

CT#1221	Courtland Gardens Health Center, Inc.	Fairfield, Stamford, CT	Nursing center	ML#4-9

FL#4-645/46	Vencor Hospital – Ft. Lauderdale	Broward, Ft. Lauderdale, FL	Hospital	ML#4-10

GA#1238	Tucker Nursing Center	De Kalb, Tucker, GA	Nursing center	ML#4-11

ID#225	Moscow Care Center	Latah, Moscow, ID	Nursing center	ML#4-12

IL#4671	Vencor Hospital – Lake Shore	Cook, Chicago, IL	Hospital	ML#4-13

IN#131	Vencor Corydon Nursing Care Center	Harrison, Corydon, IN	Nursing center	ML#4-14

IN#209	Valley View Health Care Center	Elkhart, Elkhart, IN	Nursing center	ML#4-15

IN#213	Wildwood Healthcare Center	Marion, Indianapolis, IN	Nursing center	ML#4-16

IN#290	Bremen Healthcare Center	Marshall, Bremen, IN	Nursing center	ML#4-17

KY#277	Rosewood Health Care Center	Warren, Bowling Green, KY	Nursing center	ML#4-18

KY#785	Hillcrest Health Care Center	Davies, Owensboro, KY	Nursing center	ML#4-19

KY#787	Woodland Terrace Health Care Facility	Hardin, Elizabethtown, KY	Nursing center	ML#4-20

KY#864	Harrodsburg Health Care Center	Mercer, Harrodsburg, KY	Nursing center	ML#4-21

LA#4-666	Vencor Hospital – New Orleans	Orleans Parish, New Orleans, LA	Hospital	ML#4-22

8

Initial Master Lease #4:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
ME#546	Winship Green Nursing Center	Sagadahoc, Bath, ME	Nursing center	ML#4-23

MA#503	Brigham Manor Nursing & Rehab Center	Suffolk, Newburyport, MA	Nursing center	ML#4-24

MA#517	Oakwood Rehab & Nursing Center	Worcester, Webster, MA	Nursing center	ML#4-25

MA#526	Brittany Healthcare Center	Middlesex, Natick, MA	Nursing center	ML#4-26

MA#542	Den-Mar Rehab & Nursing Center	Essex, Rockport, MA	Nursing center	ML#4-27

MA#583	Embassy House Sk. Nursing & Rehab	Plymouth, Brockton, MA	Nursing center	ML#4-28

MA#585	Great Barrington Rehab & Nursing Center	Berkshire, Gt. Barrington, MA	Nursing center	ML#4-29

NE#746	Homestead Health Care & Rehab Center	Lancaster, Lincoln, NE	Nursing center	ML#4-30

NM#4-664	Vencor Hospital – Albuquerque	Bernalillo, Albuquerque, NM	Nursing center	ML#4-31

NC#146	Rose Manor Health Care Center	Durham, Durham, NC	Nursing center	ML#4-32

NC#723	Guardian Care of Rocky Mount	Nash, Rocky Mount, NC	Nursing center	ML#4-33

OH#569	Chillicothe Nursing & Rehab Center	Ross, Chillicothe, OH	Nursing center	ML#4-34

OH#570	Pickerington Nursing & Rehab Center	Fairfield, Pickerington, OH	Nursing center	ML#4-35

OH#571	Logan Health Care Center	Hocking, Logan, OH	Nursing center	ML#4-36

OH#802	Bridgepark Center for Rehab & Nursing Services	Summit, Akron, OH	Nursing center	ML#4-37

PA#4-614	Vencor Hospital – Philadelphia	Philadelphia, Philadelphia, PA	Hospital	ML#4-38

RI#1-231	Oak Hill Nursing & Rehab Center	Providence, Pawtucket, RI	Nursing center	ML#4-39

TX#4-685	Vencor Hospital – Houston	Harris, Houston, TX	Hospital	ML#4-40

VT#559	Birchwood Terrace	Chittenden, Burlington, VT	Nursing center	ML#4-41

WA#158	Bellingham Health Care & Rehab Svc.	Whatcom, Bellingham, WA	Nursing center	ML#4-42

WI#765	Eastview Medical & Rehab Center	Langlade, Antigo, WI	Nursing center	ML#4-43

WI#771	Kennedy Park Medical & Rehab Center	Marathon, Schofield, WI	Nursing center	ML#4-44

WY#481	South Central Wyoming Healthcare & Rehab	Carbon, Rawlins, WY	Nursing center	ML#4-45

9

CMBS Master Lease:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
CA#150	Nob Hill Healthcare Center	San Francisco, San Francisco, CA	Nursing center	ML#5-1

CA#167	Canyonwood Nursing & Rehab Center	Shasta, Redding, CA	Nursing center	ML#5-2

CA#335	Lawton Healthcare Center	San Francisco, San Francisco, CA	Nursing center	ML#5-3

GA#660	Savannah Specialty Care Center	Chatham, Savannah, GA	Nursing center	ML#5-4

ID#221	Lewiston Rehab & Care Center	Ney Perce, Lewiston, ID	Nursing center	ML#5-5

IN#112	Royal Oaks Healthcare & Rehab Center	Vigo, Terre Haute, IN	Nursing center	ML#5-6

IN#113	Southwood Health & Rehab Center	Vigo, Terre Haute, IN	Nursing center	ML#5-7

IN#286	Columbia Healthcare Facility	Vanderburgh, Evansville, IN	Nursing center	ML#5-8

IN#406	Muncie Health Care & Rehab	Delaware, Muncie, IN	Nursing center	ML#5-9

KY#280	Winchester Center for Health/Rehab	Clark, Winchester, KY	Nursing center	ML#5-10

MA#501	Blue Hills Alzheimers Care Center	Stoughton, Stoughton, MA	Nursing center	ML#5-11

MA#529	Bolton Manor Nursing Home	Middlesex, Marlborough, MA	Nursing center	ML#5-12

MA#537	Quincy Rehab & Nursing Center	Norfolk, Quincy, MA	Nursing center	ML#5-13

MA#573	Eagle Pond Rehab & Living Center	Barnstable, S. Dennis, MA	Nursing center	ML#5-14

MA#581	Blueberry Hill Healthcare	Essex, Beverly, MA	Nursing center	ML#5-15

MA#588	Walden Rehab & Nursing Center	Middlesex, Concord, MA	Nursing center	ML#5-16

NH#591	Dover Rehab & Living Center	Strafford, Dover, NH	Nursing center	ML#5-17

NH#593	Hanover Terrace Healthcare	Hanover, Hanover, NH	Nursing center	ML#5-18

NC#137	Sunnybrook Alzheimers & Healthcare Spec.	Wake, Raleigh, NC	Nursing center	ML#5-19

NC#138	Blue Ridge Rehab & Healthcare Center	Buncombe, Asheville, NC	Nursing center	ML#5-20

NC#188	Cypress Pointe Rehab & Healthcare Center	New Hanover, Wilmington, NC	Nursing center	ML#5-21

10

CMBS Master Lease:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
NC#190	Winston-Salem Rehab & Healthcare Center	Forsyth, Winston-Salem, NC	Nursing center	ML#5-22

NC#704	Guardian Care of Roanoke Rapids	Halifax, Roanoke Rapids, NC	Nursing center	ML#5-23

NC#707	Rehab & Nursing Center of Monroe	Union, Monroe, NC	Nursing center	ML#5-24

NC#724	Rehab & Health Center of Gastonia	Gaston, Gastonia, NC	Nursing center	ML#5-25

OH#560	Franklin Woods Health Care Center	Franklin, Columbus, OH	Nursing center	ML#5-26

OH#572	Winchester Place Nursing & Rehab Center	Franklin, Canal Winchester, OH	Nursing center	ML#5-27

OH#635	Coshocton Health & Rehab Center	Coshocton, Coshocton, OH	Nursing center	ML#5-28

TN#884	Masters Health Care Center	Putnam, Algood, TN	Nursing center	ML#5-29

UT#247	St. George Care and Rehab Center	Washington, St. George, UT	Nursing center	ML#5-30

UT#655	Federal Heights Rehab & Nursing Center	Salt Lake, Salt Lake City, UT	Nursing center	ML#5-31

VA#825	Nansemond Pointe Rehab & Healthcare Center	Suffolk, Suffolk, VA	Nursing center	ML#5-32

VA#829	River Pointe Rehab & Healthcare Center	Princess Anne, Virginia Beach, VA	Nursing center	ML#5-33

WA#165	Rainier Vista Care Center	Pierce, Puyallup, WA	Nursing center	ML#5-34

WA#180	Vencor of Vancouver Healthcare & Rehab	Clark, Vancouver, WA	Nursing center	ML#5-35

WI#775	Sheridan Medical Complex	Kenosha, Kenosha, WI	Nursing center	ML#5-36

WI#776	Woodstock Health & Rehab Center	Kenosha, Kenosha, WI	Nursing center	ML#5-37

WY#482	Wind River Healthcare & Rehab Center	Fremont, Riverton, WY	Nursing center	ML#5-38

WY#483	Sage View Care Center	Sweetwater, Rock Springs, WY	Nursing center	ML#5-39

11

OTHER LEASED PROPERTIES:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
FL#4-640	Vencor Hospital Tampa	Hillsborough, Tampa, FL	Hospital	Operating

IN#199	Vencor at Sellersburg	Clark, Clark, IN	Nursing center	Operating

KY#248	Liberty Care Center	Casey, Liberty, KY	Nursing center	Operating

KY#781	Bashford East Health Care	Jefferson, Louisville, KY	Nursing center	Operating

NC#722	Guardian Care of Kenansville	Duplin, Kennansville, NC	Nursing center	Operating

CA#4503	Modesto Rehabilitation Hospital	Modesto, CA	Hospital	Operating

12

THIRD PARTY LEASES

Third Party Leases:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
AL#1-227	Big Spring Specialty Care Center	Madison, Huntsville, AL	Nursing center	Operating

AZ#796	Hacienda Rehabilitation and Care Center	Cochise, Sierra Vista, AZ	Nursing center	Operating

AZ#4826	Kindred Hospital of Scottsdale	Maricopa, Scottsdale, AZ	Hospital	Operating

CA#205	Hacienda Care Center	Alameda, Livermore, CA	Nursing center	Operating

CA#368	Santa Cruz Healthcare Center	Santa Cruz, Santa Cruz, CA	Nursing center	Operating

CA#275	Fifth Avenue Health Care Center	Marin, San Rafael, CA	Nursing center	Operating

CA#4825	Kindred Hospital of Santa Ana	Orange, Santa Ana, CA	Hospital	Operating

CO#849	Iliff Care Center	Denver, Denver, CO	Nursing center	Operating

FL#246	The Oaks at Avon	Highlands, Avon Park, FL	Nursing center	Subleased

GA#4-670	Vencor Hospital – Atlanta	Clayton, Atlanta, GA	Hospital	Operating

GA#1-219	PersonaCare of Clayton	Clayton, Lake City, GA	Nursing center	Operating

IL#4-667	Vencor Hospital – Chicago Central	Cook, Chicago, IL	Hospital	Operating

IN#194	Vencor at Eagle Creek	Marion, Indianapolis, IN	Nursing center	Operating

IN#204	Angel River Health and Rehabilitation	Warrick, Newburgh, IN	Nursing center	Operating

IN#224	Regency Place of Castleton	Marion, Indianapolis, IN	Nursing center	Operating

IN#232	Regency Place of Dyer	Lake, Dyer, IN	Nursing center	Operating

IN#240	Regency Place of Greenwood	Johnson, Greenwood, IN	Nursing center	Operating

IN#287	Crestview	Knox, Vincennes, IN	Nursing center	Operating

IN#288	Indian Creek Health and Rehabilitation Center	Harrison, Corydon, IN	Nursing center	Operating

IN#296	Chalet Village Health and Rehabilitation Center	Adams, Berne, IN	Nursing center	Operating

IN#402	Regency Place of Fort Wayne	Allen, Ft. Wayne, IN	Nursing center	Operating

IN#403	Regency Place of Greenfield	Hancock, Greenfield, IN	Nursing center	Operating

13

Third Party Leases:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
IN#404	Regency Place of Lafayette	Tippecanoe, Lafayette, IN	Nursing center	Operating

IN#405	Regency Place of South Bend	St. Joseph, South Bend, IN	Nursing center	Operating

IN#4-672	Vencor Hospital – Indianapolis South	Johnson, Greenwood, IN	Hospital	Operating

KY#271	Heritage Manor Health Care Center	Graves, Mayfield, KY	Nursing center	Operating

LA#1-235	Irving Place Rehabilitation and Nursing Center	Caddo, Shreveport, LA	Nursing center	Operating

MA#531	Nichols House Nursing Home	Bristol, Fairhaven, MA	Nursing center	Operating

MA#541	Westborough Health Care Center	Worcester, Westborough, MA	Nursing center	Operating

MO#263	Ozark Mountain Regional Health	Stone, Crane, MO	Nursing center	Operating

MO#265	Table Rock Health Care Center	Stone, Kimberling City, MO	Nursing center	Operating

MO#266	Table Rock Residential Center	Stone, Kimberling City, MO	Nursing center	Operating

NC#193	Rehabilitation and Healthcare Center of Alamance	Alamance, Graham, NC	Nursing center	Operating

NC#717	Guardian Care of Scotland Neck	Halifax, Scotland Neck, NC	Nursing center	Operating

NC#718	Guardian Care of Ahoskie	Hertford, Ahoskie, NC	Nursing center	Operating

OH#237	Newark Healthcare Center	Licking, Newark, OH	Nursing center	Operating

OH#295	Whitehouse Country Manor	Lucas, Whitehouse, OH	Nursing center	Operating

OH#870	Community Health Care Center	Marion, Marion, OH	Nursing center	Operating

OH#1-229	The LakeMed Nursing and Rehabilitation Center	Lake, Painesville, OH	Nursing center	Operating

OH#4500	Kindred Hospital of Dayton	Montgomery, Dayton, OH	Hospital	Non- operating

TN#171	Pine Meadows Healthcare and Rehabilitation Center	Hardeman, Bolivar, TN	Nursing center	Operating

TN#174	Camden Healthcare and Rehabilitation Center	Benton, Camden, TN	Nursing center	Operating

TN#175	Jefferson City Health and Rehabilitation	Jefferson, Jefferson City, TN	Nursing center	Operating

14

Third Party Leases:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
Center

TN#177	Louden Healthcare Center	Loudon, Loudon, TN	Nursing center	Operating

TN#178	Shelby Pines Rehabilitation and Healthcare Center	Shelby, Memphis TN	Nursing center	Operating

TN#179	Huntingdon Health and Rehabilitation Center	Carroll, Huntingdon, TN	Nursing center	Operating

TN#183	Ripley Healthcare and Rehabilitation Center	Landerdale, Ripley, TN	Nursing center	Operating

TN#184	Greystone Health Care Center	Sullivan, Blountville, TN	Nursing center	Operating

TN#187	Maryville Healthcare and Rehabilitation Center	Blount, Maryville, TN	Nursing center	Operating

TN#189	Fairpark Healthcare Center	Blount, Maryville, TN	Nursing center	Operating

TN#789	Northhaven Health Care Center	Knox, Knoxville, TN	Nursing center	Operating

TX#4-657	Vencor Hospital – Bay Area-Houston	Harris, Pasadena, TX	Hospital	Operating

TX#4803	Kindred Hospital of Corpus Christi	Nueces, Corpus Christi, TX	Hospital	Operating

WI#1-216	Middleton Village Nursing and Rehabilitation Center	Dane, Middleton, WI	Nursing center	Operating

KY#4502	Kindred Hospital Louisville @ Jewish Hospital	Jefferson, Louisville, KY	Hospital-in- Hospital (“HIH”)	Operating

NJ#4501	Kindred Hospital Morris County	Morris, Dover, NJ	HIH	Non- operating

NM#4808	Kindred Hospital Albuquerque Sandia	Bernalillo, Albuquerque, NM	HIH	Operating

OH#4805	Kindred Hospital Cleveland	Cuyahoga, Cleveland, OH	HIH	Operating

PA#4817	Kindred Hospital @ Heritage Valley	Beaver, Beaver, PA	HIH	Operating

PA#4806	Kindred Hospital Delaware County	Delaware, Darby, PA	HIH	Operating

PA#4802	Kindred Hospital Wyoming Valley	Luzerne, Wilkes-Barre, PA	HIH	Operating

SC#4804	Kindred Hospital Charleston	Charleston, Charleston, SC	HIH	Operating

15

Third Party Leases:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
TX#4811	Kindred Hospital Walnut Hill	Dallas, Dallas, TX	HIH	Operating

TX#4686	Kindred Hospital White Rock	Dallas, Dallas, TX	HIH	Operating

*		San Diego, Oceanside, CA	HIH	Non- operating

*		Marion, Ocala, FL	HIH	Non- operating

*		St. Louis, St. Louis, MO	HIH	Non- operating

*		Clark, Las Vegas, NV	HIH	Non- operating

TN#4868	Kindred Hospital Nashville	Davidson, Nashville, TN	Hospital-in- Nursing Center (“HINC”)	Operating

*	Leases for these facilities are under negotiation.

16

SCHEDULE 1.01E

MANAGEMENT CONTRACTS

FACILITY	AGREEMENT	MANAGER
949 Ledgewood Rehab. & Nsg. 87 Herrick Street Beverly, MA	Management Agreement dated as of 1985	Kindred Healthcare Operating, Inc.

975 Seacoast Nsg. & Rehab Ctr. 292 Washington Street Gloucester, MA	Management Agreement dated as of March 2, 2001	Kindred Nursing Centers East, L.L.C.

977 North Shore Living Center 106 Medical Center Drive Slidell, LA	Management Agreement dated as of January 31, 1990	Kindred Nursing Centers East, L.L.C.

981 Foothill Nsg. & Rehab Ctr. 401 West Ada Avenue Glendora, CA	Foothill Skilled Nursing Facility Management Agreement dated as of 1986	Kindred Nursing Centers West, L.L.C.

983 Clark House Nrsg. Ctr. 30 Longwood Drive Westwood, MA	Long Term Care Facility Management Agreement dated as of July 1, 1990	Kindred Nursing Centers East, L.L.C.

992 Holladay Healthcare Center 4782 South Holladay Blvd. Salt Lake City, UT	Agreement to Provide Management Services to a Health Care Facility dated as of September 1, 1985	Kindred Nursing Centers West, L.L.C.

995 Starr Farm Nursing Center 98 Starr Farm Road Burlington, VT	Agreement to Provide Management Services to a Health Care Facility dated as of December 30, 1986	Kindred Healthcare Operating, Inc.

4329 Kindred Pulmonary Unit Memphis 877 Jefferson Ave. 4B2 Memphis, TN	Pulmonary Unit Management Agreement dated as of October 1, 2003	Kindred Hospitals Limited Partnership

4363 Kindred Pulmonary Unit Rahway 865 Stone Street Rahway, NJ	Pulmonary Unit Management Agreement dated as of August 15, 2001	Kindred Acute Pulmonary East, Inc.

SCHEDULE 1.01F

INITIAL OWNED PROPERTIES

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:
CA#162	Nineteenth Avenue Healthcare Center	San Francisco, San Francisco, CA	Nursing center

CA#212	Woodside Nursing Center	San Luis Obispo, San Luis Obispo, CA	Nursing center

CA#909	Golden Gate Healthcare Center	San Francisco, San Francisco, CA	Nursing center

CA#911	Victorian Healthcare Center	San Francisco, San Francisco, CA	Nursing center

CA#4-809	Kindred Hospital – Sacramento	Sacramento, Folsom, CA	Hospital

CA#4-895	Kindred Hospital – Los Angeles	Los Angeles, Los Angeles, CA	Hospital

CA#4-823	Kindred Hospital – La Mirada	Los Angeles, La Mirada, CA	Hospital

CA#4-824	Kindred Hospital – San Gabriel Valley	Los Angeles, West Covina, CA	Hospital

GA#1236	Warner Robins Rehabilitation and Nursing Center	Houston, Warner Robins, GA	Nursing center

ID#217	Caldwell Care Center	Canyon, Caldwell, Idaho	Nursing center

KY#699	Headquarters Building	Jefferson, Louisville, KY	Headquarters

NV#4-801	Kindred Hospital – Las Vegas (Flamingo Campus)	Clark, Las Vegas, NV	Hospital

TX#4-610	Kindred Hospital – Dallas	Dallas, Dallas, TX	Hospital

TX#4-649	Kindred Hospital – Tarrant County	Tarrant, Arlington, TX	Hospital

WA#160	First Hill Care Center	King, Seattle, WA	Nursing center

WA#4-643	Kindred Hospital – Seattle	King, Seattle, WA	Hospital

WI#4-663	Kindred Hospital – Milwaukee	Milwaukee, Greenfield, WI	Hospital

1

SCHEDULE 1.01G

INVESTMENTS EXISTING ON THE EFFECTIVE DATE

HOLDER	INVESTMENT
Kindred Rehab Services, Inc.	$4,600,000 Promissory Note and $900,000 Promissory Note by Marie Swaim, Robert L. Hopkins and The Robert L. Hopkins Trust relating to a lease for facility OH#1-229 (LakeMed Nursing and Rehabilitation Center, Painesville, OH)

Kindred Nursing Centers Limited Partnership	$3,064,000 working capital and other loans to Paull Randle Associates

Kindred Healthcare Operating, Inc.	$3,690,000 Promissory Note, $1,800,842 Promissory Note and $400,000 Promissory Note made by Foothill Nursing Company Partnership

Kindred Healthcare Operating, Inc.	$9,587,328 working capital loans to Foothill Nursing Company Partnership.

Kindred Healthcare Operating, Inc.	7,500 shares in Ledgewood Health Care Corporation, a Massachusetts corporation

Kindred Healthcare Operating, Inc.	50,000 shares in HealthEssentials Solutions, Inc., a Delaware corporation

Kindred Healthcare Operating, Inc.	50% general partnership interest in Fox Hill Village Partnership, a Massachusetts general partnership

Kindred Nursing Centers East, LLC	50% general partnership interest in Starr Farm Partnership, a Vermont partnership

Advanced Infusion Systems, Inc.	51% general partnership interest in California Respiratory Care Partnership, a California general partnership

Kindred Nursing Centers West, LLC	50% general partnership interest in Foothill Nursing Company Partnership, a California general partnership

Advanced Infusion Systems, Inc.	Approximately 50.99% general partnership interest in Pharmaceutical Infusion Therapy, a California general partnership

Advanced Infusion Systems, Inc.	51.01% general partnership interest in Visiting Nurse Advanced Infusion Systems – Newbury Park, a California general partnership

Northridge Surgery Center Development, Ltd.	38% general partnership interest in Northridge Surgery Center, Ltd., a California limited partnership

Helian ASC of Northridge, Inc.	13% general partnership interest in Northridge Surgery Center, Ltd., a California limited partnership

Helian Health Group, Inc.	13.5% limited partnership interest in Northridge Surgery Center, Ltd., a California limited partnership

Helian ASC of Northridge, Inc.	6% limited partnership interest in Northridge Surgery Center, Ltd., a California limited partnership

MedEquities, Inc.	43% general partnership interest in Northridge Surgery Center Development, Ltd., a California limited partnership

1

SCHEDULE 1.01H

SPECIFIED PROPERTIES

Capital Stock

All of the issued and outstanding capital stock of Transitional Hospitals Corporation of Michigan, Inc.

Facilities

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
CA#4693	Menlo Park Surgical Hospital	Menlo Park, CA	Hospital	Leased

CT#565	Hamilton Rehabilitation and Health Care Center	New London, Norwich, CT	Nursing center	Owned

CT#1226	Homestead Health Center	Stamford, Stamford, CT	Nursing center	Owned

IN#4620	LaGrange Community Hospital	LaGrange, IN	Hospital	Leased

KY#699	OK Storage Building	Jefferson, Louisville, KY	Storage facility	Owned

KY#786	Riverfront Terrace Health Care Center	McCracken, Paducah, KY	Nursing center	Leased

MA#523	West Park Alzheimer and Nursing Center	Boston, West Roxbury, MA	Nursing center	Owned

MA#527	Briarwood Healthcare Nursing Center	Needham, Needham, MA	Nursing center	Owned

MA#528	Westridge Healthcare Center	Natick, Marlborough, MA	Nursing center	Owned

MA#540	Brook Farm Rehab and Nursing Center	West Roxbury, MA	Nursing center	Leased

MI#4-677	Kindred Hospital – Metro Detroit	Wayne, Detroit, MI	Hospital	Owned

MN#4-659	Valley Hospital at Hidden Lakes	Hennepin, Golden Valley, MN	Hospital	Owned

MO# 860/861	The Greens at Creekside	Kansas City, MO	Nursing center and ALF	Leased

TN#274	Smith County Health Care Center	Smith, Carthage, TN	Nursing center	Owned

TX#4699	Colony Plaza	Missouri City, TX	Vacant Land	Owned

WI#197	Oshkosh Medical & Rehab Center	Oshkosh, WI	Nursing center	Leased

WI#772	Family Heritage Medical and Rehabilitation Center	Wood, Wisconsin Rapids, WI	Nursing center	Owned

1

SCHEDULE 1.01I

EXISTING LETTERS OF CREDIT

L/C Number	Beneficiary	Account Party	Expiration Date	Amount
P 010217	National Union Fire c/o American International Group	Kindred Healthcare Operating (CPC)	8/3/04	1,000,000.00
P 010218	LaSalle National Bank	Kindred Healthcare	12/11/04	2,226,000.00
P 010219	LaSalle National Bank	Kindred Healthcare	12/11/04	1,588,000.00
P 225841	TIAA Realty, Inc.	Kindred Hospital East	5/23/05	95,000.00
P 238460	Gelco Corp d/b/a GE Fleet	Kindred Healthcare	6/13/05	400,000.00

		TOTAL		$5,309,000.00

SCHEDULE 1.01J

HCPI PROPERTIES

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
MA#540	Brook Farm Rehab and Nursing Center	West Roxbury, MA	Nursing center	Leased

MO# 860/861	The Greens at Creekside	Kansas City, MO	Nursing center and ALF	Leased

TN#274	Smith County Health Care Center	Smith, Carthage, TN	Nursing center	Owned*

WI#197	Oshkosh Medical & Rehab Center	Oshkosh, WI	Nursing center	Leased

*	This property will be subject to a Sale and Leaseback Transaction with HCPI.

SCHEDULE 2.01

COMMITMENTS

Lender:	Commitment:
JPMorgan Chase Bank	$43,000,000
General Electric Capital Corporation	$53,000,000
Wells Fargo Foothill	$43,000,000
Citicorp USA, Inc.	$43,000,000
The CIT Group/Business Credit, Inc.	$43,000,000
UBS AG, Stamford Branch	$30,000,000
Merrill Lynch Capital	$15,000,000
Allied Irish Banks, p.l.c.	$15,000,000
U.S. Bank National Association	$15,000,000

TOTAL	$300,000,000

SCHEDULE 3.13

EXISTING INSTRUMENTS

1.	$4,600,000 Promissory Note and $900,000 Promissory Note by Marie Swaim, Robert L. Hopkins and The Robert L. Hopkins Trust relating to a lease for facility OH#1-229 (LakeMed Nursing and Rehabilitation Center, Painesville, OH).

2.	$3,690,000 Promissory Note, $1,800,842 Promissory Note and $400,000 Promissory Note made by Foothill Nursing Company Partnership.

1

SCHEDULE 3.16

REAL PROPERTY INFORMATION

Owned Properties

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:
CA#162	Nineteenth Avenue Healthcare Center	San Francisco, San Francisco, CA	Nursing center

CA#212	Woodside Nursing Center	San Luis Obispo, San Luis Obispo, CA	Nursing center

CA#909	Golden Gate Healthcare Center	San Francisco, San Francisco, CA	Nursing center

CA#911	Victorian Healthcare Center	San Francisco, San Francisco, CA	Nursing center

CA#4-809	Kindred Hospital – Sacramento	Sacramento, Folsom, CA	Hospital

CA#4-895	Kindred Hospital – Los Angeles	Los Angeles, Los Angeles, CA	Hospital

CA#4-823	Kindred Hospital – La Mirada	Los Angeles, La Mirada, CA	Hospital

CA#4-824	Kindred Hospital – San Gabriel Valley	Los Angeles, West Covina, CA	Hospital

GA#1236	Warner Robins Rehabilitation and Nursing Center	Houston, Warner Robins, GA	Nursing center

ID#217	Caldwell Care Center	Canyon, Caldwell, Idaho	Nursing center

KY#699	Headquarters Building	Jefferson, Louisville, KY	Headquarters

NV#4-801	Kindred Hospital – Las Vegas (Flamingo Campus)	Clark, Las Vegas, NV	Hospital

TX#4-610	Kindred Hospital – Dallas	Dallas, Dallas, TX	Hospital

TX#4-649	Kindred Hospital – Tarrant County	Tarrant, Arlington, TX	Hospital

WA#160	First Hill Care Center	King, Seattle, WA	Nursing center

WA#4-643	Kindred Hospital – Seattle	King, Seattle, WA	Hospital

WI#4-663	Kindred Hospital – Milwaukee	Milwaukee, Greenfield, WI	Hospital

Specified Properties

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
CA#4693	Menlo Park Surgical Hospital	Menlo Park, CA	Hospital	Leased

CT#565	Hamilton Rehabilitation and Health Care Center	New London, Norwich, CT	Nursing center	Owned

CT#1226	Homestead Health Center	Stamford, Stamford, CT	Nursing center	Owned

IN#4620	LaGrange Community Hospital	LaGrange, IN	Hospital	Leased

KY#699	OK Storage Building	Jefferson, Louisville, KY	Storage facility	Owned

KY#786	Riverfront Terrace Health Care Center	McCracken, Paducah, KY	Nursing center	Leased

MA#523	West Park Alzheimer and Nursing Center	Boston, West Roxbury, MA	Nursing center	Owned

MA#527	Briarwood Healthcare Nursing Center	Needham, Needham, MA	Nursing center	Owned

MA#528	Westridge Healthcare Center	Natick, Marlborough, MA	Nursing center	Owned

MA#540	Brook Farm Rehab and Nursing Center	West Roxbury, MA	Nursing center	Leased

MI#4-677	Kindred Hospital – Metro Detroit	Wayne, Detroit, MI	Hospital	Owned

MN#4-659	Valley Hospital at Hidden Lakes	Hennepin, Golden Valley, MN	Hospital	Owned

MO# 860/861	The Greens at Creekside	Kansas City, MO	Nursing center and ALF	Leased

TN#274	Smith County Health Care Center	Smith, Carthage, TN	Nursing center	Owned

TX#4699	Colony Plaza	Missouri City, TX	Vacant Land	Owned

WI#197	Oshkosh Medical & Rehab Center	Oshkosh, WI	Nursing center	Leased

WI#772	Family Heritage Medical and Rehabilitation Center	Wood, Wisconsin Rapids, WI	Nursing center	Owned

2

Initial Master Lease Properties

Initial Master Lease #1:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
AZ#436	Valley Healthcare & Rehab Center	Pima, Tucson, AZ	Nursing center	ML#1-1

AZ#742	Sonoran Rehab & Care Center	Maricopa, Phoenix, AZ	Nursing center	ML#1-2

AZ#4-656	Vencor Hospital – Phoenix	Maricopa, Phoenix, AZ	Hospital	ML#1-3

CA#525	La Veta Healthcare Center	Orange, Orange, CA	Nursing center	ML#1-4

CA#738	Bay View Nursing & Rehab Center	Alameda, Alameda, CA	Nursing center	ML#1-5

CA#4622	Vencor Hospital – San Leandro	Alameda, San Leandro, CA	Hospital	ML#1-6

CA#4642	Vencor Hospital – Orange County	Orange, Westminster, CA	Hospital	ML#1-7

CA#4648	Vencor Hospital – San Diego	San Diego, San Diego, CA	Hospital	ML#1-8

CO#745	Aurora Care Center	Arapahoe, Aurora, CO	Nursing center	ML#1-10

CT#562	Andrew House Healthcare	Hartford, New Britain, CT	Nursing center	ML#1-11

CT#567	Nutmeg Pavilion	New London, New London, CT	Nursing center	ML#1-12

FL#4-602	Vencor Hospital – Coral Gables	Dade, Coral Gables, FL	Hospital	ML#1-13

FL#4-652	Vencor Hospital – North Florida	Clay, Green Cove Springs, FL	Hospital	ML#1-14

ID#218	Cascade Care Center	Canyon, Caldwell, ID	Nursing center	ML#1-15

ID#409	Mountain Valley Care and Rehab	Shoshone, Kellogg, ID	Nursing center	ML#1-16

IL#4-637	Vencor Hospital – Chicago North	Cook, Chicago, IL	Hospital	ML#1-17

IL#4-690	Vencor Hospital – Northlake	Cook, Northlake, IL	Hospital	ML#1-18

IN#779	Westview Nursing & Rehab Center	Lawrence, Bedford, IN	Nursing center	ML#1-19

IN#4-638	Vencor Hospital – Indianapolis	Marion, Indianapolis, IN	Hospital	ML#1-21

KY#784	North Centre for Health & Rehab	Jefferson, Louisville, KY	Nursing center	ML#1-22

KY#4-633	Vencor Hospital – Louisville	Jefferson, Louisville, KY	Hospital	ML#1-23

ME#550	Norway Rehabilitation & Living Center	Oxford, Norway, ME	Nursing center	ML#1-24

ME#552	Shore Village Rehab & Nursing Center	Knox, Rockland, ME	Nursing center	ML#1-25

3

Initial Master Lease #1:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
ME#555	Brentwood Rehab & Nursing Center	Cumberland, Yarmouth, ME	Nursing center	ML#1-26

ME#558	Fieldcrest Manor Nursing Home	Lincoln, Waldoboro, ME	Nursing center	ML#1-27

MA#327	Laurel Ridge Rehab & Nursing Center	W. Roxbury, Jamaica Plain, MA	Nursing center	ML#1-28

MA#507	Country Manor Rehab & Nursing Center	Essex, Newburyport, MA	Nursing center	ML#1-29

MA#516	Hammersmith House Nursing & Care Center	Essex, Saugus, MA	Nursing center	ML#1-30

MA#518	Timberlyn Heights Nursing & Alzheimers Center	Bershire, Great Barrington, MA	Nursing center	ML#1-31

MA#582	Colony House Nursing & Rehab Center	Plymouth, Abington, MA	Nursing center	ML#1-32

MA#985/198	Harrington House Nursing & Rehab Center	Norfolk, Walpole, MA	Nursing center	ML#1-33

MO#4-680	Vencor Hospital – St. Louis	St. Louis, St. Louis, MO	Hospital	ML#1-34

MT#416	Park Place Health Care Center	Cascade, Great Falls, MT	Nursing center	ML#1-35

MT#433	Parkview Acres Care & Rehab Center	Beaverhead, Dillon, MT	Nursing center	ML#1-36

NV#640	Las Vegas Healthcare & Rehab Center	Clark, Las Vegas, NV	Nursing center	ML#1-37

NC#191	Silas Creek Manor	Forsyth, Winston-Salem, NC	Nursing center	ML#1-38

NC#806	Chapel Hill Rehab & Healthcare Center	Orange, Chapel Hill, NC	Nursing center	ML#1-39

OH#577	Minerva Park Nursing & Rehab Center	Franklin, Columbus, OH	Nursing center	ML#1-40

OH#868	Lebanon Country Manor	Warren, Lebanon, OH	Nursing center	ML#1-41

OK#4-618	Vencor Hospital – Oklahoma City	Oklahoma, Oklahoma City, OK	Hospital	ML#1-42

OR#452	Sunnyside Care Center	Marion, Salem, OR	Nursing center	ML#1-43

PA#4-619	Vencor Hospital – Pittsburgh	Allegheny, Oakdale, PA	Hospital	ML#1-44

TN#132	Madison Healthcare & Rehab Center	Davidson, Madison, TN	Nursing center	ML#1-45

TN#4-628	Vencor Hospital – Chattanooga	Hamilton, Chattanooga, TN	Hospital	ML#1-46

UT#140	Wasatch Care Center	Weber, Ogden, UT	Nursing center	ML#1-47

4

Initial Master Lease #1:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
WA#114	Arden Rehabilitation & Healthcare Center	King, Seattle, WA	Nursing center	ML#1-48

WA#127	Northwest Continuum Care Center	Cowlitz, Longview, WA	Nursing center	ML#1-49

WA#185	Heritage Health & Rehab Center	Clark, Vancouver, WA	Nursing center	ML#1-50

WA#462	Queen Anne Healthcare	King, Seattle, WA	Nursing center	ML#1-51

WI#767	Colony Oaks Care Center	Outagamie, Appleton, WI	Nursing center	ML#1-52

WI#769	North Ridge Medical & Rehab Center	Manitowoc, Manitowoc, WI	Nursing center	ML#1-53

WY#441	Mountain Towers Healthcare & Rehab	Laramie, Cheyenne, WY	Nursing center	ML#1-54

5

Initial Master Lease #2:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
AL#804	Rehab & Healthcare Center of Birmingham	Jefferson, Birmingham, AL	Nursing center	ML#2-1

AZ#743	Desert Life Rehab & Care Center	Pima, Tucson, AZ	Nursing center	ML#2-2

CA#320	Magnolia Gardens Care Center	San Mateo, Burlingame, CA	Nursing center	ML#2-3

CA#420	Maywood Acres Healthcare Center	Ventura, Oxnard, CA	Nursing center	ML#2-4

CA#4607	Vencor Hospital – Ontario	San Bernadino, Ontario, CA	Hospital	ML#2-5

CO#744	Cherry Hills Health Care Center	Arapahoe, Englewood, CO	Nursing center	ML#2-6

FL#4-611	Vencor Hospital – St. Petersburg	Pinellas, St. Petersburg, FL	Hospital	ML#2-7

FL#4-674	Vencor Hospital – Central Tampa	Hillsborough, Tampa, FL	Hospital	ML#2-8

GA#1228	Lafayette Nursing & Rehab Center	Fayette, Fayetteville, GA	Nursing center	ML#2-9

ID#216	Hillcrest Rehab/Care Center	Ada, Boise, ID	Nursing center	ML#2-10

ID#222	Nampa Care Center	Boise, Nampa, ID	Nursing center	ML#2-11

ID#223	Weiser Rehabilitation & Care	Washington, Weiser, ID	Nursing center	ML#2-12

IL#4-615	Vencor Hospital – Sycamore	De Kalb, Sycamore, IL	Hospital	ML#2-13

IN#111	Rolling Hills Health Care Center	Floyd, New Albany, IN	Nursing center	ML#2-14

IN#294	Windsor Estates Health & Rehab Center	Howard, Kokomo, IN	Nursing center	ML#2-15

IN#407	Parkwood Health Care Center	Boone, Lebanon, IN	Nursing center	ML#2-16

IN#780	Columbus Health & Rehab Center	Bartholomew, Columbus, IN	Nursing center	ML#2-17

KY#278	Oakview Nursing & Rehab Center	Marshall, Calvert City, KY	Nursing center	ML#2-18

KY#282	Maple Manor Healthcare Center	Muhlenberg, Greenville, KY	Nursing center	ML#2-19

ME#545	Eastside Rehab and Living Center	Penobscot, Bangor, ME	Nursing center	ML#2-20

ME#549	Kennebunk Nursing Center	York, Kennebunk, ME	Nursing center	ML#2-21

MA#508	Crawford Skilled Nursing & Rehab Center	Bristol, Fall River, MA	Nursing center	ML#2-22

MA#513	Hallmark Nursing & Rehab Center	Bristol, New Bedford, MA	Nursing center	ML#2-23

MA#532	Hillcrest Nursing Home	Worcester, Fitchburg, MA	Nursing center	ML#2-24

6

Initial Master Lease #2:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
MA#534	Country Gardens Sk. Nursing & Rehab	Essex, Swansea, MA	Nursing center	ML#2-25

MA#584	Franklin Sk. Nursing & Rehab Center	Franklin, Franklin, MA	Nursing center	ML#2-26

MO#4-612	Vencor Hospital – Kansas City	Jackson, Kansas City, MO	Hospital	ML#2-27

NV#641	Torrey Pines Care Center	Clark, Las Vegas, NV	Nursing center	ML#2-28

NH#592	Greenbrier Terrace Healthcare	Hillsborough, Nashua, NH	Nursing center	ML#2-29

NC#136	LaSalle Healthcare Center	Durham, Durham, NC	Nursing center	ML#2-30

NC#706	Guardian Care of Henderson	Vance, Henderson, NC	Nursing center	ML#2-31

NC#711	Guardian Care of Kinston	Lenoir, Kinston, NC	Nursing center	ML#2-32

NC#726	Guardian Care of Elizabeth City	Pasquotank, Elizabeth City, NC	Nursing center	ML#2-33

OH#578	West Lafayette Rehab & Nursing Center	Coshocton, West Lafayette, OH	Nursing center	ML#2-34

OH#634	Cambridge Health & Rehab Center	Guernsey, Cambridge, OH	Nursing center	ML#2-35

RI#1-224	Health Havens Nursing & Rehab Center	Providence, East Providence, RI	Nursing center	ML#2-36

TN#822	Primacy Healthcare & Rehab Center	Shelby, Memphis, TN	Nursing center	ML#2-37

TX#4-653	Vencor Hospital – Ft. Worth Southwest	Tarrant, Ft. Worth, TX	Hospital	ML#2-38

TX#4-654	Vencor Hospital – Houston Northwest	Harris, Houston, TX	Hospital	ML#2-39

TX#4-668	Vencor Hospital – Ft. Worth West	Tarrant, Ft. Worth, TX	Hospital	ML#2-40

UT#690	Wasatch Valley Rehabilitation	Salt Lake, Salt Lake City, UT	Nursing center	ML#2-41

VA#826	Harbour Pointe Medical & Rehab Center	Norfolk, VA	Nursing center	ML#2-42

VA#842	Bay Pointe Medical & Rehab Centre	Princess Anne, Virginia Beach, VA	Nursing center	ML#2-43

WA#168	Lakewood Healthcare Center	Pierce, Lakewood, WA	Nursing center	ML#2-44

WI#289	San Luis Medical & Rehab Center	Brown, Green Bay, WI	Nursing center	ML#2-45

WI#766	Colonial Manor Medical & Rehab Center	Marathon, Wausau, WI	Nursing center	ML#2-46

7

Initial Master Lease #3:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
AL#824	Rehab & Healthcare Center of Mobile	Mobile, Mobile, AL	Nursing center	ML#3-1

AZ#851	Villa Campana Health Center	Pima, Tucson, AZ	Nursing center	ML#3-2

CA#210	Californian Care Center	Kern, Bakersfield, CA	Nursing center	ML#3-3

CA#411	Alta Vista Healthcare Center	Riverside, Riverside, CA	Nursing center	ML#3-4

CA#4-644	THC – Orange County	Orange, Brea, CA	Hospital	ML#3-5

CO#873	Brighton Care Center	Adams, Brighton, CO	Nursing center	ML#3-6

CT#563	Camelot Nursing & Rehab Center	New London, New London, CT	Nursing center	ML#3-7

CT#568	Parkway Pavilion Healthcare	Hartford, Enfield, CT	Nursing center	ML#3-8

FL#4676	Vencor Hospital – Hollywood	Broward, Hollywood, FL	Hospital	ML#3-9

GA#155	Savannah Rehab & Nursing Center	Chatham, Savannah, GA	Nursing center	ML#3-10

GA#645	Specialty Care of Marietta	Cobb, Marietta, GA	Nursing center	ML#3-11

ID#219	Emmett Rehabilitation & Healthcare	Gem, Emmett, ID	Nursing center	ML#3-12

IN#269	Meadowvale Health & Rehab Center	Wells, Bluffton, IN	Nursing center	ML#3-13

IN#694	Wedgewood Healthcare Center	Clark, Clarksville, IN	Nursing center	ML#3-14

KY#279	Cedars of Lebanon Nursing Center	Marion, Lebanon, KY	Nursing center	ML#3-15

KY#281	Riverside Manor Healthcare	McLean, Calhoun, KY	Nursing center	ML#3-16

KY#782	Danville Centre for Health & Rehab	Boyle, Danville, KY	Nursing center	ML#3-17

ME#544	Augusta Rehabilitation Center	Kennebec, Augusta, ME	Nursing center	ML#3-18

ME#547	Brewer Rehabilitation & Living Center	Penobscot, Brewer, ME	Nursing center	ML#3-19

ME#554	Westgate Manor	Penobscot, Bangor, ME	Nursing center	ML#3-20

MA#506	Presentation Nursing & Rehab Center	Suffolk, Brighton, MA	Nursing center	ML#3-21

MA#514	Sachem Nursing & Rehab Center	Plymouth, East Bridgewater, MA	Nursing center	ML#3-22

MA#539	Newton & Wellesley Alzheimer Center	Norfolk, Wellesley, MA	Nursing center	ML#3-23

MA#587	River Terrace	Worcester, Lancaster, MA	Nursing center	ML#3-24

8

Initial Master Lease #3:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
MA#4-673	Vencor Hospital – Boston Northshore	Essex, Peabody, MA	Hospital	ML#3-25

MA#4-688	Vencor Hospital – Boston	Suffolk, Boston, MA	Hospital	ML#3-26

MI#4-675	Vencor Hospital – Detroit	Wayne, Lincoln, MI	Hospital	ML#3-27

NV#4-647	THC – Las Vegas Hospital	Clark, Las Vegas, NV	Nursing center	ML#3-28

NC#116	Pettigrew Rehab & Healthcare Center	Durham, Durham, NC	Nursing center	ML#3-29

NC#143	Raleigh Rehab & Healthcare Center	Wake, Raleigh, NC	Nursing center	ML#3-30

NC#307	Lincoln Nursing Center	Lincoln, Lincoln, NC	Nursing center	ML#3-31

NC#713	Guardian Care of Zebulon	Wake, Zebulon, NC	Nursing center	ML#3-32

NC#4-662	Vencor Hospital – Greensboro	Guilford, Greensboro, NC	Hospital	ML#3-33

OR#453	Medford Rehab & Healthcare Center	Jackson, Medford, OR	Nursing center	ML#3-34

PA#1-237	Wyomissing Nursing & Rehab Center	Berks, Reading, PA	Nursing center	ML#3-35

TN#182	Cordova Rehab & Nursing Center	Shelby, Cordova, TN	Nursing center	ML#3-36

TX#4-635	Vencor Hospital – San Antonio	Bexar, San Antonio, TX	Hospital	ML#3-37

TX#4-660	Vencor Hospital – Mansfield	Tarrant, Mansfield, TX	Hospital	ML#3-38

UT#230	Crosslands Rehab & Health Care Center	Salt Lake, Salt Lake City, UT	Nursing center	ML#3-39

WA#461	Edmonds Rehab & Healthcare Center	Snohomish, Edmonds, WA	Nursing center	ML#3-40

WI#770	Vallhaven Care Center	Winnebago, Neenah, WI	Nursing center	ML#3-41

WI#773	Mt. Carmel Medical & Rehab Center	Racine, Burlington, WI	Nursing center	ML#3-42

WI#774	Mt. Carmel Medical & Rehab Center	Milwaukee, Milwaukee, WI	Nursing center	ML#3-43

9

Initial Master Lease #4:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
AL#791	Rehab & Healthcare Center of Huntsville	Madison, Huntsville, AL	Nursing center	ML#4-1

AZ#853	Kachina Point Health Care & Rehab	Yavapai, Sedona, AZ	Nursing center	ML#4-2

AZ#4-658	Vencor Hospital – Tucson	Pima, Tucson, AZ	Hospital	ML#4-3

CA#350	Valley Gardens Health Care & Rehab	San Joaquin, Stockton, CA	Nursing center	ML#4-4

CA#982/ 148	Village Square Nursing & Rehab Center	San Diego, San Marcos, CA	Nursing center	ML#4-5

CO#859	Castle Garden Care Center	Adams, Northglenn, CO	Nursing center	ML#4-6

CO#4-665	Vencor Hospital – Denver	Denver, Denver, CO	Hospital	ML#4-7

CT#566	Windsor Rehab & Healthcare Center	Hartford, Windsor, CT	Nursing center	ML#4-8

CT#1221	Courtland Gardens Health Center, Inc.	Fairfield, Stamford, CT	Nursing center	ML#4-9

FL#4-645/ 46	Vencor Hospital – Ft. Lauderdale	Broward, Ft. Lauderdale, FL	Hospital	ML#4-10

GA#1238	Tucker Nursing Center	De Kalb, Tucker, GA	Nursing center	ML#4-11

ID#225	Moscow Care Center	Latah, Moscow, ID	Nursing center	ML#4-12

IL#4671	Vencor Hospital – Lake Shore	Cook, Chicago, IL	Hospital	ML#4-13

IN#131	Vencor Corydon Nursing Care Center	Harrison, Corydon, IN	Nursing center	ML#4-14

IN#209	Valley View Health Care Center	Elkhart, Elkhart, IN	Nursing center	ML#4-15

IN#213	Wildwood Healthcare Center	Marion, Indianapolis, IN	Nursing center	ML#4-16

IN#290	Bremen Healthcare Center	Marshall, Bremen, IN	Nursing center	ML#4-17

KY#277	Rosewood Health Care Center	Warren, Bowling Green, KY	Nursing center	ML#4-18

KY#785	Hillcrest Health Care Center	Davies, Owensboro, KY	Nursing center	ML#4-19

KY#787	Woodland Terrace Health Care Facility	Hardin, Elizabethtown, KY	Nursing center	ML#4-20

KY#864	Harrodsburg Health Care Center	Mercer, Harrodsburg, KY	Nursing center	ML#4-21

LA#4-666	Vencor Hospital – New Orleans	Orleans Parish, New Orleans, LA	Hospital	ML#4-22

10

Initial Master Lease #4:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
ME#546	Winship Green Nursing Center	Sagadahoc, Bath, ME	Nursing center	ML#4-23

MA#503	Brigham Manor Nursing & Rehab Center	Suffolk, Newburyport, MA	Nursing center	ML#4-24

MA#517	Oakwood Rehab & Nursing Center	Worcester, Webster, MA	Nursing center	ML#4-25

MA#526	Brittany Healthcare Center	Middlesex, Natick, MA	Nursing center	ML#4-26

MA#542	Den-Mar Rehab & Nursing Center	Essex, Rockport, MA	Nursing center	ML#4-27

MA#583	Embassy House Sk. Nursing & Rehab	Plymouth, Brockton, MA	Nursing center	ML#4-28

MA#585	Great Barrington Rehab & Nursing Center	Berkshire, Gt. Barrington, MA	Nursing center	ML#4-29

NE#746	Homestead Health Care & Rehab Center	Lancaster, Lincoln, NE	Nursing center	ML#4-30

NM#4-664	Vencor Hospital – Albuquerque	Bernalillo, Albuquerque, NM	Nursing center	ML#4-31

NC#146	Rose Manor Health Care Center	Durham, Durham, NC	Nursing center	ML#4-32

NC#723	Guardian Care of Rocky Mount	Nash, Rocky Mount, NC	Nursing center	ML#4-33

OH#569	Chillicothe Nursing & Rehab Center	Ross, Chillicothe, OH	Nursing center	ML#4-34

OH#570	Pickerington Nursing & Rehab Center	Fairfield, Pickerington, OH	Nursing center	ML#4-35

OH#571	Logan Health Care Center	Hocking, Logan, OH	Nursing center	ML#4-36

OH#802	Bridgepark Center for Rehab & Nursing Services	Summit, Akron, OH	Nursing center	ML#4-37

PA#4-614	Vencor Hospital – Philadelphia	Philadelphia, Philadelphia, PA	Hospital	ML#4-38

RI#1-231	Oak Hill Nursing & Rehab Center	Providence, Pawtucket, RI	Nursing center	ML#4-39

TX#4-685	Vencor Hospital – Houston	Harris, Houston, TX	Hospital	ML#4-40

VT#559	Birchwood Terrace	Chittenden, Burlington, VT	Nursing center	ML#4-41

WA#158	Bellingham Health Care & Rehab Svc.	Whatcom, Bellingham, WA	Nursing center	ML#4-42

WI#765	Eastview Medical & Rehab Center	Langlade, Antigo, WI	Nursing center	ML#4-43

WI#771	Kennedy Park Medical & Rehab Center	Marathon, Schofield, WI	Nursing center	ML#4-44

WY#481	South Central Wyoming Healthcare & Rehab	Carbon, Rawlins, WY	Nursing center	ML#4-45

11

CMBS Master Lease:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
CA#150	Nob Hill Healthcare Center	San Francisco, San Francisco, CA	Nursing center	ML#5-1

CA#167	Canyonwood Nursing & Rehab Center	Shasta, Redding, CA	Nursing center	ML#5-2

CA#335	Lawton Healthcare Center	San Francisco, San Francisco, CA	Nursing center	ML#5-3

GA#660	Savannah Specialty Care Center	Chatham, Savannah, GA	Nursing center	ML#5-4

ID#221	Lewiston Rehab & Care Center	Ney Perce, Lewiston, ID	Nursing center	ML#5-5

IN#112	Royal Oaks Healthcare & Rehab Center	Vigo, Terre Haute, IN	Nursing center	ML#5-6

IN#113	Southwood Health & Rehab Center	Vigo, Terre Haute, IN	Nursing center	ML#5-7

IN#286	Columbia Healthcare Facility	Vanderburgh, Evansville, IN	Nursing center	ML#5-8

IN#406	Muncie Health Care & Rehab	Delaware, Muncie, IN	Nursing center	ML#5-9

KY#280	Winchester Center for Health/Rehab	Clark, Winchester, KY	Nursing center	ML#5-10

MA#501	Blue Hills Alzheimers Care Center	Stoughton, Stoughton, MA	Nursing center	ML#5-11

MA#529	Bolton Manor Nursing Home	Middlesex, Marlborough, MA	Nursing center	ML#5-12

MA#537	Quincy Rehab & Nursing Center	Norfolk, Quincy, MA	Nursing center	ML#5-13

MA#573	Eagle Pond Rehab & Living Center	Barnstable, S. Dennis, MA	Nursing center	ML#5-14

MA#581	Blueberry Hill Healthcare	Essex, Beverly, MA	Nursing center	ML#5-15

MA#588	Walden Rehab & Nursing Center	Middlesex, Concord, MA	Nursing center	ML#5-16

NH#591	Dover Rehab & Living Center	Strafford, Dover, NH	Nursing center	ML#5-17

NH#593	Hanover Terrace Healthcare	Hanover, Hanover, NH	Nursing center	ML#5-18

NC#137	Sunnybrook Alzheimers & Healthcare Spec.	Wake, Raleigh, NC	Nursing center	ML#5-19

NC#138	Blue Ridge Rehab & Healthcare Center	Buncombe, Asheville, NC	Nursing center	ML#5-20

NC#188	Cypress Pointe Rehab & Healthcare Center	New Hanover, Wilmington, NC	Nursing center	ML#5-21

12

CMBS Master Lease:

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Index #:
NC#190	Winston-Salem Rehab & Healthcare Center	Forsyth, Winston-Salem, NC	Nursing center	ML#5-22

NC#704	Guardian Care of Roanoke Rapids	Halifax, Roanoke Rapids, NC	Nursing center	ML#5-23

NC#707	Rehab & Nursing Center of Monroe	Union, Monroe, NC	Nursing center	ML#5-24

NC#724	Rehab & Health Center of Gastonia	Gaston, Gastonia, NC	Nursing center	ML#5-25

OH#560	Franklin Woods Health Care Center	Franklin, Columbus, OH	Nursing center	ML#5-26

OH#572	Winchester Place Nursing & Rehab Center	Franklin, Canal Winchester, OH	Nursing center	ML#5-27

OH#635	Coshocton Health & Rehab Center	Coshocton, Coshocton, OH	Nursing center	ML#5-28

TN#884	Masters Health Care Center	Putnam, Algood, TN	Nursing center	ML#5-29

UT#247	St. George Care and Rehab Center	Washington, St. George, UT	Nursing center	ML#5-30

UT#655	Federal Heights Rehab & Nursing Center	Salt Lake, Salt Lake City, UT	Nursing center	ML#5-31

VA#825	Nansemond Pointe Rehab & Healthcare Center	Suffolk, Suffolk, VA	Nursing center	ML#5-32

VA#829	River Pointe Rehab & Healthcare Center	Princess Anne, Virginia Beach, VA	Nursing center	ML#5-33

WA#165	Rainier Vista Care Center	Pierce, Puyallup, WA	Nursing center	ML#5-34

WA#180	Vencor of Vancouver Healthcare & Rehab	Clark, Vancouver, WA	Nursing center	ML#5-35

WI#775	Sheridan Medical Complex	Kenosha, Kenosha, WI	Nursing center	ML#5-36

WI#776	Woodstock Health & Rehab Center	Kenosha, Kenosha, WI	Nursing center	ML#5-37

WY#482	Wind River Healthcare & Rehab Center	Fremont, Riverton, WY	Nursing center	ML#5-38

WY#483	Sage View Care Center	Sweetwater, Rock Springs, WY	Nursing center	ML#5-39

13

Other Leased Properties

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
FL#4-640	Vencor Hospital Tampa	Hillsborough, Tampa, FL	Hospital	Operating

IN#199	Vencor at Sellersburg	Clark, Clark, IN	Nursing center	Operating

KY#248	Liberty Care Center	Casey, Liberty, KY	Nursing center	Operating

KY#781	Bashford East Health Care	Jefferson, Louisville, KY	Nursing center	Operating

NC#722	Guardian Care of Kenansville	Duplin, Kennansville, NC	Nursing center	Operating

CA#4503	Modesto Rehabilitation Hospital	Modesto, CA	Hospital	Operating

14

Third Party Leases

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
AL#1-227	Big Spring Specialty Care Center	Madison, Huntsville, AL	Nursing center	Operating

AZ#796	Hacienda Rehabilitation and Care Center	Cochise, Sierra Vista, AZ	Nursing center	Operating

AZ#4826	Kindred Hospital of Scottsdale	Maricopa, Scottsdale, AZ	Hospital	Operating

CA#205	Hacienda Care Center	Alameda, Livermore, CA	Nursing center	Operating

CA#368	Santa Cruz Healthcare Center	Santa Cruz, Santa Cruz, CA	Nursing center	Operating

CA#275	Fifth Avenue Health Care Center	Marin, San Rafael, CA	Nursing center	Operating

CA#4825	Kindred Hospital of Santa Ana	Orange, Santa Ana, CA	Hospital	Operating

CO#849	Iliff Care Center	Denver, Denver, CO	Nursing center	Operating

FL#246	The Oaks at Avon	Highlands, Avon Park, FL	Nursing center	Subleased

GA#4-670	Vencor Hospital – Atlanta	Clayton, Atlanta, GA	Hospital	Operating

GA#1-219	PersonaCare of Clayton	Clayton, Lake City, GA	Nursing center	Operating

IL#4-667	Vencor Hospital – Chicago Central	Cook, Chicago, IL	Hospital	Operating

IN#194	Vencor at Eagle Creek	Marion, Indianapolis, IN	Nursing center	Operating

IN#204	Angel River Health and Rehabilitation	Warrick, Newburgh, IN	Nursing center	Operating

IN#224	Regency Place of Castleton	Marion, Indianapolis, IN	Nursing center	Operating

IN#232	Regency Place of Dyer	Lake, Dyer, IN	Nursing center	Operating

IN#240	Regency Place of Greenwood	Johnson, Greenwood, IN	Nursing center	Operating

IN#287	Crestview	Knox, Vincennes, IN	Nursing center	Operating

IN#288	Indian Creek Health and Rehabilitation Center	Harrison, Corydon, IN	Nursing center	Operating

IN#296	Chalet Village Health and Rehabilitation Center	Adams, Berne, IN	Nursing center	Operating

IN#402	Regency Place of Fort Wayne	Allen, Ft. Wayne, IN	Nursing center	Operating

IN#403	Regency Place of Greenfield	Hancock, Greenfield, IN	Nursing center	Operating

15

Third Party Leases

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
IN#404	Regency Place of Lafayette	Tippecanoe, Lafayette, IN	Nursing center	Operating

IN#405	Regency Place of South Bend	St. Joseph, South Bend, IN	Nursing center	Operating

IN#4-672	Vencor Hospital – Indianapolis South	Johnson, Greenwood, IN	Hospital	Operating

KY#271	Heritage Manor Health Care Center	Graves, Mayfield, KY	Nursing center	Operating

LA#1-235	Irving Place Rehabilitation and Nursing Center	Caddo, Shreveport, LA	Nursing center	Operating

MA#531	Nichols House Nursing Home	Bristol, Fairhaven, MA	Nursing center	Operating

MA#541	Westborough Health Care Center	Worcester, Westborough, MA	Nursing center	Operating

MO#263	Ozark Mountain Regional Health	Stone, Crane, MO	Nursing center	Operating

MO#265	Table Rock Health Care Center	Stone, Kimberling City, MO	Nursing center	Operating

MO#266	Table Rock Residential Center	Stone, Kimberling City, MO	Nursing center	Operating

NC#193	Rehabilitation and Healthcare Center of Alamance	Alamance, Graham, NC	Nursing center	Operating

NC#717	Guardian Care of Scotland Neck	Halifax, Scotland Neck, NC	Nursing center	Operating

NC#718	Guardian Care of Ahoskie	Hertford, Ahoskie, NC	Nursing center	Operating

OH#237	Newark Healthcare Center	Licking, Newark, OH	Nursing center	Operating

OH#295	Whitehouse Country Manor	Lucas, Whitehouse, OH	Nursing center	Operating

OH#870	Community Health Care Center	Marion, Marion, OH	Nursing center	Operating

OH#1-229	The LakeMed Nursing and Rehabilitation Center	Lake, Painesville, OH	Nursing center	Operating

OH#4500	Kindred Hospital of Dayton	Montgomery, Dayton, OH	Hospital	Non- operating

TN#171	Pine Meadows Healthcare and Rehabilitation Center	Hardeman, Bolivar, TN	Nursing center	Operating

TN#174	Camden Healthcare and Rehabilitation Center	Benton, Camden, TN	Nursing center	Operating

TN#175	Jefferson City Health and Rehabilitation	Jefferson, Jefferson City, TN	Nursing center	Operating

16

Third Party Leases

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
Center

TN#177	Louden Healthcare Center	Loudon, Loudon, TN	Nursing center	Operating

TN#178	Shelby Pines Rehabilitation and Healthcare Center	Shelby, Memphis TN	Nursing center	Operating

TN#179	Huntingdon Health and Rehabilitation Center	Carroll, Huntingdon, TN	Nursing center	Operating

TN#183	Ripley Healthcare and Rehabilitation Center	Landerdale, Ripley, TN	Nursing center	Operating

TN#184	Greystone Health Care Center	Sullivan, Blountville, TN	Nursing center	Operating

TN#187	Maryville Healthcare and Rehabilitation Center	Blount, Maryville, TN	Nursing center	Operating

TN#189	Fairpark Healthcare Center	Blount, Maryville, TN	Nursing center	Operating

TN#789	Northhaven Health Care Center	Knox, Knoxville, TN	Nursing center	Operating

TX#4-657	Vencor Hospital – Bay Area-Houston	Harris, Pasadena, TX	Hospital	Operating

TX#4803	Kindred Hospital of Corpus Christi	Nueces, Corpus Christi, TX	Hospital	Operating

WI#1-216	Middleton Village Nursing and Rehabilitation Center	Dane, Middleton, WI	Nursing center	Operating

KY#4502	Kindred Hospital Louisville @ Jewish Hospital	Jefferson, Louisville, KY	Hospital-in- Hospital (“HIH”)	Operating

NJ#4501	Kindred Hospital Morris County	Morris, Dover, NJ	HIH	Non- operating

NM#4808	Kindred Hospital Albuquerque Sandia	Bernalillo, Albuquerque, NM	HIH	Operating

OH#4805	Kindred Hospital Cleveland	Cuyahoga, Cleveland, OH	HIH	Operating

PA#4817	Kindred Hospital @ Heritage Valley	Beaver, Beaver, PA	HIH	Operating

PA#4806	Kindred Hospital Delaware County	Delaware, Darby, PA	HIH	Operating

PA#4802	Kindred Hospital Wyoming Valley	Luzerne, Wilkes-Barre, PA	HIH	Operating

SC#4804	Kindred Hospital Charleston	Charleston, Charleston, SC	HIH	Operating

17

Third Party Leases

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
TX#4811	Kindred Hospital Walnut Hill	Dallas, Dallas, TX	HIH	Operating

TX#4686	Kindred Hospital White Rock	Dallas, Dallas, TX	HIH	Operating

*		San Diego, Oceanside, CA	HIH	Non-operating

*		Marion, Ocala, FL	HIH	Non-operating

*		St. Louis, St. Louis, MO	HIH	Non-operating

*		Clark, Las Vegas, NV	HIH	Non-operating

TN#4868	Kindred Hospital Nashville	Davidson, Nashville, TN	Hospital-in-Nursing Center (“HINC”)	Operating

*	Leases for these facilities are under negotiation.

18

SCHEDULE 4.01

PRE-CLOSING DEPOSIT ACCOUNT CONTROL AGREEMENTS

Kindred Healthcare Operating, Inc.	323-272711

Kindred Healthcare Operating, Inc.	323-368417

Kindred Healthcare Operating, Inc.	323-272738

Kindred Healthcare Operating, Inc.	323-272681

Kindred Healthcare Operating, Inc.	323-272754

SCHEDULE 5.14

POST-CLOSING DEPOSIT ACCOUNT CONTROL AGREEMENTS

None

SCHEDULE 7.01

EXISTING INDEBTEDNESS

In addition to the Existing Credit Facilities (which will be paid on the Effective Date), the Borrower and its Restricted Subsidiaries have incurred the following Indebtedness.

CREDITOR	PRINCIPAL BALANCE[1]	DESCRIPTION
Middleton Village	$1,137,431 (debt due March 31, 2017)	mortgage on real and personal property – Nursing Center by PersonaCare of Wisconsin, Inc.

Banknorth, N.A.	$1,316,056 (debt due June 14, 2006)	Guarantee of indebtedness of Starr Farm Partnership by Kindred Healthcare Operating, Inc.

Ventas, Inc.	$40,899,891	FL & TX nursing center acquisition

[1]	All balances as of March 31, 2004.

SCHEDULE 7.02

EXISTING LIENS

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
1. ADVANCED INFUSION SYSTEMS, INC.
Secretary of State, CA – UCCs	05/02/2001	0112460190	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02750	Morgan Guaranty Trust, SCA	Blanket
2. AMERICAN X-RAYS, INC.
LA UCC CENTRAL DATABASE [Orleans Parish]	04/27/2001	36-157624	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02751	Morgan Guaranty Trust, SCA	Blanket
3. CARIBBEAN BEHAVIORAL HEALTH SYSTEMS, INC.
Secretary of State, NV – UCCs	04/30/2001	0106131	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02752	Morgan Guaranty Trust, SCA	Blanket
Department of State, Puerto Rico – UCCs	05/01/2001	2001037645	Morgan Guaranty Trust, SCA	Blanket
4. COMMUNITY BEHAVIORAL HEALTH SYSTEM, INC.
LA UCC CENTRAL DATABASE [Orleans Parish]	04/27/2001	36-157626	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02754	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106133	Morgan Guaranty Trust, SCA	Blanket
5. COMMUNITY PSYCHIATRIC CENTERS PROPERTIES OF TEXAS, INC.
Secretary of State, TX – UCCs	04/27/2001	01-081612	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02748	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106146	Morgan Guaranty Trust, SCA	Blanket

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
6. COMMUNITY PSYCHIATRIC CENTERS PROPERTIES OF UTAH, INC.
Secretary of State, UT – UCCs	04/27/2001	01-713563	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02749	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106147	Morgan Guaranty Trust, SCA	Blanket
7. COURTLAND GARDENS HEALTH CENTER, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108069	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CT – UCCs	04/27/2001	2065375	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02836	Morgan Guaranty Trust, SCA	Blanket
8. CPC MANAGED CARE HEALTH SERVICES, INC.
Secretary of State, DE – UCCs	04/27/2001	10390745	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02774	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106149	Morgan Guaranty Trust, SCA	Blanket
9. FIRST REHAB, INC.
Secretary of State, DE – UCCs	04/27/2001	10389176	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02829	Morgan Guaranty Trust, SCA	Blanket
10. HELIAN ASC OF NORTHRIDGE, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108071	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CA – UCCs	05/02/2001	0112460153	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02831	Morgan Guaranty Trust, SCA	Blanket
11. HELIAN HEALTH GROUP, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108072	Morgan Guaranty Trust, SCA	Blanket

2

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Secretary of State, DE – UCCs	04/27/2001	10389200	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02832	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CA – UCCs	05/02/2001	0112460144	Morgan Guaranty Trust, SCA	Blanket
12. HELIAN RECOVERY CORPORATION, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108073	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CA – UCCs	05/02/2001	0112460133	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02833	Morgan Guaranty Trust, SCA	Blanket
13. HILLHAVEN-MSC PARTNERSHIP
Secretary of State, CA – UCCs	03/05/2002 03/11/2002	0207060245 0207160710	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, KY – UCCs	03/08/2002 03/08/2002	2002-1817385-27 2002-1817390-93	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
14. HOMESTEAD HEALTH CENTER, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108074	Mogran Guaranty Trust, SCA	Blanket
Secretary of State, CT – UCCs	04/27/2001	2065376	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02834	Morgan Guaranty Trust, SCA	Blanket
15. HORIZON HEALTHCARE SERVICES, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108075	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02840	Morgan Guaranty Trust, SCA	Blanket
16. J.B. THOMAS HOSPITAL, INC.
Secretary of Commonwealth, MA – UCCs	04/27/2001	200101850850	Morgan Guaranty Trust, SCA	Blanket
Peabody City, MA – UCCs	04/30/2001	37,582	Morgan Guaranty Trust, SCA	Blanket

3

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	05/01/2001	01-02842	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106161	Morgan Guaranty Trust, SCA	Blanket
17. KINDRED ACUTE PULMONARY EAST, INC.
Secretary of State, DE – UCCs	07/30/2001	10830252	Morgan Guaranty Trust, SCA	Blanket
18. KINDRED ACUTE PULMONARY LIMITED PARTNERSHIP
Secretary of State, DE – UCCs	07/30/2001	10830419	Morgan Guaranty Trust, SCA	Blanket
19. KINDRED ACUTE PULMONARY WEST, INC.
Secretary of State, DE – UCCs	07/30/2001	10830336	Morgan Guaranty Trust, SCA	Blanket
20. KINDRED FACILITY SERVICES, INC.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10390802 1059774	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02791 01-02791A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

4

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
21. KINDRED HEALTHCARE, INC.
Secretary of State, DE – UCCs	04/27/2001 05/02/2002 07/16/2002 09/13/2002 12/11/2002 06/10/2003 10/08/2003 10/17/2003 04/28/2004 10/24/2003 10/30/2003 12/12/2003 12/31/2003 01/20/2004 01/20/2004 03/29/2004	10390711 21293160 21948581 22346157 23088014 31456170 32729492 32789223 41183898 32829284 32848383 33281964 40183352 40146680 40146847 40968158

Morgan Guaranty Trust, SCA Marlin Leasing Corp.

Republic Bank

Republic Bank

CIT Technology Financing

Marlin Leasing Corp.

IOS Capital

Creekridge Capital LLC

Republic Bank

CCA Financial, LLC

Suntrust Bank

Republic Bank

Nextiraone LLC

Nextiraone LLC

Republic Bank

Blanket Equipment Equipment Equipment Equipment Equipment Equipment Equipment Amends Debtor Name Equipment Equipment Assignment Equipment Equipment Equipment Equipment
Jefferson County, KY – UCCs	05/01/2001 05/02/2001	01-02764 01-02884	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Fixture

5

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
22. KINDRED HEALTHCARE OPERATING, INC.
Secretary of State, DE – UCCs	04/27/2001 09/21/2001 10/24/2001 10/24/2001 10/24/2001 10/24/2001 10/24/2001 11/29/2001 01/15/2002 01/22/2002 02/13/2002 02/21/2002 07/15/2002 12/20/2002 02/03/2003 03/23/2003 01/13/2004	10390737 11214746 11490502 11490510 11490536 11490767 11490858 20030118 20342034 20382501 20604649 20757181 21942394 30075336 30292493 30813736 40092892

Morgan Guaranty Trust, SCA U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

Baxter Healthcare Corp

U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

U.S. Bank Trust N.A.

Baxter Healthcare Corp

Fleet National Bank

IFC Credit Corporation

Blanket
Equipment
Equipment
Equipment
Equipment
Equipment
Equipment
Equipment
Equipment
Equipment
Equipment
Equipment
Equipment
Equipment
Equipment
All personal property
related to premises
located at High Street,
Fieldstons Road and
Longwood Drive,
Westwood, Massachusetts
Equipment

6

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	05/01/2001 05/02/2001	01-02765 01-02883	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Fixture
Secretary of State, CA – UCCs	04/27/2001 05/02/2001 11/09/2001 12/05/2001	0112160293 0112460196 0131760707 01340C0164	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA Am. Express Business Finance	Fixture Blanket Equipment Amends Debtor Name
Secretary of State, ID – UCCs	04/30/2001 04/30/2001	B898905 B898908	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Fixture
Secretary of State, NV – UCCs	04/30/2001 05/04/2001 02/07/2003	0106130 0106575 2003003830-0	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA Baxter Healthcare Corporation	Blanket Fixture Equipment
23. KINDRED HEALTHCARE SERVICES, INC.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001 10/21/2002 03/18/2003 03/18/2003 05/11/2004	10390778 1059422 22646333 30666753 30666779 41308636	Morgan Guaranty Trust, SCA General Electric Capital Corp. Baxter Healthcare Corporation Baxter Healthcare Corporation Sysco Food Services of Central CA	Blanket Amends Debtor Name Equipment Equipment Equipment [Copy of filing on backorder]
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02772 01-02772A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, CA – UCCs	08/14/2002	0222760543	Citicorp Vendor Finance, Inc.	Equipment
Secretary of State, ME – UCCs	04/27/2001 06/27/2001	1408862 1418102	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

7

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Department of Financial Institutions, WI – UCCs	04/30/2001 06/27/2001	02058948 02078339	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
24. KINDRED HOLDINGS, L.L.C.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10390836 1059772	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02792 01-02792A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
25. KINDRED HOME CARE AND HOSPICE INDIANA PARTNERSHIP
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02760 01-02760A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
26. KINDRED HOME CARE SERVICES, INC.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10390844 1059765	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
27. KINDRED HOSPICE, INC.
Jefferson County, KY – UCCs	05/02/2001	01-02887	Morgan Guaranty Trust, SCA	Blanket
28. KINDRED HOSPITALS LIMITED PARTNERSHIP
GA UCC CENTRAL DATABASE [Clayton County]	04/30/2001 06/27/2001	3120011957 03120012979	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

8

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Secretary of State, DE – UCCs	04/27/2001 06/27/2001 07/29/2002 11/04/2002 02/26/2003 03/21/2003 02/16/2004 03/21/2003 03/21/2003 04/14/2004	10390653 1059780 22001588 22776882 30478688 30717184 40418618 30717804 30721400 41055237	Morgan Guaranty Trust, SCA Baxter Healthcare Corp Baxter Healthcare Corp Baxter Healthcare Corp Baxter Healthcare Corp Baxter Healthcare Corp Baxter Healthcare Corp Centennial Bank, Inc	Blanket Amends Debtor Name Equipment Equipment Equipment Equipment Amends Collateral Desc Equipment Equipment Equipment
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02761 01-02761A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, TN – UCCs	05/03/2001 06/27/2001	301-076218 301-084136	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, TX – UCCs	04/27/2001 06/26/2001 05/29/2001 09/14/2001 03/21/2003	01-081618 01-675082 01-104569 02-0003127813 03-0021581191	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA Baxter Healthcare Corporation Baxter Healthcare Corporation	Blanket Amends Debtor Name Fixture Equipment Equipment
29. KINDRED HOSPITALS EAST, L.L.C.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001 12/31/2003 01/12/2004	10389762 1059810 40183352 40074833	Morgan Guaranty Trust, SCA Republic Bank CIT Technology Financing	Blanket Amends Debtor Name Equipment Equipment

9

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Secretary of State, CT – UCCs	04/27/2001 06/27/2001	2065382 2079724	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, FL – UCCs	04/27/2001 06/27/2001	200100091910 200100141377	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of Commonwealth, MA – UCCs	04/27/2001 06/27/2001	200101850940 200103582650	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Boston City, MA – UCCs	04/30/2001 06/27/2001	433422 433422	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Norwood Town, MA – UCCs	04/30/2001 06/27/2001	50108 50108	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Division of Corporations, ME – UCCs	04/27/2001 06/27/2001	1408863 1418101	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, MI – UCCs	04/27/2001 06/27/2001	24045C D790740	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, MO – UCCs	04/27/2001 06/27/2001	4159373 4180192	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jackson County, MO – UCCs	04/27/2001 06/28/2001	2001J0434003 2001J0435836	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
St. Louis County, MO – UCCs	04/27/2001 06/27/2001	200105344 200108081	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Cole County, MO – UCCs	04/30/2001 06/28/2001	20010227 20010227M	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, NC – UCCs	04/30/2001 06/28/2001 08/15/2003 12/31/2003	20010041224 20010062171 20030082704H 20030131741C	Morgan Guaranty Trust, SCA Kings Dominion, LLC Republic Bank	Blanket Amends Debtor Name Equipment Equipment

10

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Guilford County, NC – UCCs	04/30/2001 06/27/2001	505556 506923	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Wake County, NC – UCCs	04/30/2001 06/28/2001	01-002978 01-002978	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Mecklenburg County, NC – UCCs	04/30/2001 06/28/2001	200115020 200115020	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, OH – UCCs	04/27/2001 06/27/2001	AP330488 20011870016	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Franklin County, OH – UCCs	04/30/2001 06/27/2001	200104300091206 200106270145568	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Oklahoma County, OK – UCCs	04/27/2001 07/02/2001	0024007 2001003859836	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Allegheny County, PA – UCCs	05/04/2001 06/28/2001	UCC-01-2723 UCC-01-2723	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Philadelphia County, PA – UCCs	05/11/2001 06/27/2001	012311 012311	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
State Corporation Commission, VA – UCCs	04/27/2001 06/27/2001 06/21/2002	010427-7066 010627-7056 020621-7293-6	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name Partial Release
Arlington County, VA – UCCs	05/01/2001 06/27/2001	64193 64193	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Virginia Beach City, VA – UCCs	04/27/2001 06/27/2001	01-1507 01-1507	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
30. KINDRED HOSPITALS WEST, L.L.C.
Secretary of State, DE – UCCs	04/30/2001 06/27/2001 01/30/2003	10395967 1059807 30270432	Morgan Guaranty Trust, SCA Baxter Healthcare Corporation	Blanket Amends Debtor Name Equipment

11

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	05/02/2001 06/29/2001	01-02886 01-02886A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, AZ – UCCs	05/01/2001 06/27/2001	01171541 01171541	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, CO – UCCs	04/30/2001 06/27/2001	20012033615 20012051092	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, MT – UCCs	04/27/2001 06/27/2001	63760870 64487514	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, NV – UCCs	04/30/2001 06/27/2001	0106126 0106126	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, UT – UCCs	04/27/2001 06/27/2001	01-713564 01-713564	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
31. KINDRED INSURANCE HOLDINGS, INC.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10389820 1059415	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02783 01-02783	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
32. KINDRED INVESTMENT COMPANY
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10389895 1059407	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02784 01-02784	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
33. KINDRED NEVADA, L.L.C.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10389861 1059406	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

12

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02785 01-02785	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, NV – UCCs	04/30/2001 06/27/2001	0106173 0106173	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

34. KINDRED NURSING CENTERS EAST, L.L.C.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001 08/16/2002	10389911 1059382 22118507	Morgan Guaranty Trust, SCA Americorp Financial, Inc	Blanket Amends Debtor Name Equipment

Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02787 01-02787A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, AL – UCCs	04/27/2001 09/17/2001	B2001-15492 2001-15492	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, CT – UCCs	04/27/2001 06/27/2001	2065383 2079726	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, FL – UCCs	04/27/2001 06/27/2001 05/03/2001	200100091911 200100141378 200100096861	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name Fixture
Secretary of Commonwealth, MA – UCCs	04/27/2001 06/27/2001	200101851000 200103582920	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Abington Town, MA – UCCs	04/30/2001 06/27/2001	01-59 01-98	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Beverly City, MA – UCCs	04/30/2001 06/27/2001	01-169 01-169A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Boston City, MA – UCCs	04/30/2001 06/27/2001	433421 433421	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

13

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Brockton City, MA – UCCs	04/30/2001 06/27/2001	000199 000199	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Concord Town, MA – UCCs	04/30/2001 06/27/2001	2001-81 2001-81/A062701	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Dennis Town, MA – UCCs	04/30/2001 06/27/2001	1984 1984	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
East Brigdewater Town, MA – UCCs	04/30/2001 06/27/2001	Bk62Pg48 Bk62Pg73	Morgan Guaranty Trust, SCA	Blanket Amends Debtors Name
Fairhaven Town, MA – UCCs	04/30/2001 06/27/2001	2001-53 2001-95	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Fall River City, MA – UCCs	04/30/2001 06/27/2001	75629 75629	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Fitchburg City, MA – UCCs	04/30/2001 06/27/2001	106-01 106-01	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Franklin Town, MA – UCCs	04/30/2001 06/29/2001	142 222	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Great Barrington Town, MA – UCCs	04/30/2001 06/27/2001	21-65 21-65	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Lancaster Town, MA – UCCs	04/30/2001 06/27/2001	2001-20 2001-20	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Marlborough Town, MA – UCCs	04/30/2001 06/27/2001	41220 41405	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Natick Town, MA – UCCs	04/30/2001 06/27/2001	187 293	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Needham Town, MA – UCCs	04/30/2001 06/27/2001	149 149	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

14

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
New Bedford City, MA – UCCs	04/30/2001 06/27/2001	62419 62419	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Newburyport City, MA – UCCs	04/30/2001 06/27/2001	150 239	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Quincy City, MA – UCCs	04/30/2001 06/27/2001	020785 20785	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Rockport Town, MA – UCCs	04/30/2001 06/27/2001	Bk19Pg802 Bk19 Pg810	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Saugus Town, MA – UCCs	04/30/2001 06/27/2001	28141 28207	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Stoughton Town, MA – UCCs	05/01/2001 06/28/2001	20150 20273	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Swansea Town, MA – UCCs	05/04/2001 06/28/2001	103-01 172-01	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Walpole Town, MA – UCCs	04/30/2001 07/09/2001	74 74	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Webster Town, MA – UCCs	04/30/2001 06/28/2001	11516 11561	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Wellesley Town, MA – UCCs	04/30/2001 06/27/2001	2001-149 2001-149	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Westborough Town, MA – UCCs	05/02/2001 06/27/2001	01-418 01-722	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Westwood Town, MA – UCCs	04/30/2001 06/27/2001	01-106 01-106A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, MS – UCCs	04/27/2001 06/27/2001	01519188 01536607	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

15

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Alcorn County, MS – UCCs	04/27/2001 06/27/2001	01-0860 01-0860	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, NC – UCCs	04/27/2001 06/28/2001 05/25/2001	20010040670 20010062172 20010050238	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name Fixture
Alamance County, NC – UCCs	04/30/2001 06/27/2001	00636 00636	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Duplin County, NC – UCCs	04/30/2001 06/27/2001 05/25/2001	2001-0848 2001-1224 2001-1002	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name Fixture
Durham County, NC – UCCs	04/30/2001 06/29/2001	200100841 200100841	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Forsyth County, NC – UCCs	04/30/3001 06/27/2001	238984 239523	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Gaston County, NC – UCCs	04/30/2001 06/29/2001	2001-778 2001-778	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Halifax County, NC – UCCs	04/30/2001 06/27/2001	01-371 01-579	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Hertford County, NC – UCCs	04/30/2001 06/27/2001	225-01 332-01	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Lenoir County, NC – UCCs	04/30/2001 06/27/2001	01-0578 01-578	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Lincoln County, NC – UCCs	04/30/2001 06/27/2001	2001-366 2001-589	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Nash County, NC – UCCs	04/30/2001 06/28/2001	01-913 01-1307	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

16

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
New Hanover County, NC – UCCs	04/30/2001 06/27/2001	200101197 200101197	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Orange County, NC – UCCs	04/30/2001 06/27/2001	Bk2001Pg527 Bk2001 Pg788	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Pasquotank County, NC – UCCs	04/30/2001 06/27/2001	40312 40444	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Union County, NC – UCCs	04/30/2001 06/27/2001	0101250 0101853	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Vance County, NC – UCCs	04/30/2001 06/28/2001	0100318 0100485	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Wake County, NC – UCCs	04/30/2001 06/28/2001	01-002979 01-002979	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Coshocton County, OH – UCCs	04/30/2001 06/29/2001	200100000358 200100000577	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Franklin County, OH – UCCs	04/30/2001 06/27/2001	200104300091202 200106270145553	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Guernsey County, OH – UCCs	04/30/2001 06/27/2001	200100007322 200100007546	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Hocking County, OH – UCCs	04/30/2001 06/27/2001	2331FS 259UCCR 200100000386	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Licking County, OH – UCCs	04/30/2001 06/28/2001	200104300014065 200106280023175	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Lucas County, OH – UCCs	04/30/2001 06/28/2001	511067 511067	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Marion County, OH – UCCs	04/30/2001 06/29/2001	2001-0615 2001-0615	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

17

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Ross County, OH – UCCs	04/30/2001 06/27/2001	200100000871 200100001296	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Summit County, OH – UCCs	05/01/2001 06/27/2001	21053480 21055208	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Washington County, OH – UCCs	04/30/2001 06/28/2001	200100000994 200100001623	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Warren County, OH – UCCs	04/30/2001 06/28/2001	67609 67609	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, RI – UCCs	04/27/2001 06/27/2001	727814 730248	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
State Corporation Commission, VA – UCCs	04/27/2001 06/27/2001	010427-7067 010627-7057	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Richmond County, VA – UCCs	04/27/2001 06/27/2001	01-1203 01-1203	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Suffolk City, VA – UCCs	04/30/2001 06/29/2001	010034598 010034598	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Virginia Beach City, VA – UCCs	04/27/2001 06/27/2001	01-1506 01-1506	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

35. KINDRED NURSING CENTERS LIMITED PARTNERSHIP
GA UCC CENTRAL DATABASE [Chatham County]	04/30/2001 06/27/2001	0252001001979 0252001003221	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10390679 1059777	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, IN – UCCs	05/29/2001	200100002911076	Morgan Guaranty Trust, SCA	Fixture
Boyle County, KY – UCCs	04/30/2001 06/27/2001	0101203 0101203-01	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

18

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Casey County, KY – UCCs	05/03/2001 06/27/2001	1199 1297	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Clark County, KY – UCCs	04/30/2001 06/27/2001	101839 101839	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Daviess County, KY – UCCs	04/30/2001 06/27/2001	084822 085138	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Fayette County, KY – UCCs	04/30/2001 06/27/2001	200109436 200109436A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Graves County, KY – UCCs	04/30/2001 06/29/2001	77349 77349	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Hardin County, KY – UCCs	04/30/2001 06/27/2001	0120534 0120534	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Marion County, KY – UCCs	04/30/2001 06/27/2001	01D1049 01D1049	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Marshall County, KY – UCCs	04/30/2001 06/27/2001	164075 164075	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
McCracken County, KY – UCCs	04/30/2001 06/27/2001	U210417 U210417	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
McLean County, KY – UCCs	04/30/2001 06/27/2001	210726 210726-01	Morgan Guaranty Trust, SPA	Blanket Amends Debtor Name
Mercer County, KY – UCCs	04/30/2001 06/28/2001	001102-01 001704-01	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Muhlenberg County, KY – UCCs	05/02/2001 06/27/2001	8090 8090	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, TN – UCCs	05/03/2001 06/27/2001	301-076219 301-084135	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

19

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Department of Financial Institutions, WI – UCCs	04/30/2001 06/27/2001	02058950 02078341	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

36. KINDRED NURSING CENTERS CENTRAL LIMITED PARTNERSHIP
Secretary of State, DE – UCCs	04/30/2001 06/27/2001	10396049 1059778	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	05/02/2001 06/29/2001	01-02885 01-02885A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

37. KINDRED NURSING CENTERS NORTH, L.L.C.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10389929 1059561	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

38. KINDRED NURSING CENTERS SOUTH, L.L.C.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10389937 1059557	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

39. KINDRED NURSING CENTERS WEST, L.L.C.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10390695 1059788	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02763 01-02763A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, AZ – UCCs	04/27/2001 06/27/2001	01171235 01171235	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, CA – UCCs	05/02/2001 06/27/2001 06/01/2001	0112460271 01179C0296 0115260568	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name Fixture
Secretary of State, CO – UCCs	04/30/2001 06/27/2001	20012033616 20012051093	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

20

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Secretary of State, ID – UCCs	04/30/2001 06/28/2001 05/25/2001	B898906 B6368888 B901017	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name Fixture
Division of Corporations, ME – UCCs	04/27/2001 06/27/2001 05/03/2002	1408864 1418103 202000152493775	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name Filing Officer Corr Stmt.
Secretary of State, MT – UCCs	04/27/2001 06/27/2001	63760759 64487493	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, NE – UCCs	04/30/2001 06/27/2001	9901137425 9901152263	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, NH – UCCs	04/27/2001 06/27/2001	579291 579291-01	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Dover City, NH – UCCs	04/27/2001 06/27/2001	155 241	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Hanover Town, NH – UCCs	04/27/2001 06/27/2001	7054 7068	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Nashua Town, NH – UCCs	04/27/2001 06/27/2001	081175 81175	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Salem Town, NH – UCCs	04/27/2001 06/27/2001	31657 31657	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, OR – UCCs	05/01/2001 06/27/2001	550814 550814	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, UT – UCCs	04/27/2001 06/27/2001	01-713565 01-713565	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Department of Licensing, WA – UCCs	04/27/2001 06/27/2001 05/25/2001	2001-117-0224 2001-178-0175 2001-145-0222	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name Fixture

21

Credit Party/Office	Filing Date	Filing Number	Secured Party	Lien Description
Secretary of State, WY – UCCs	04/27/2001 06/27/2001	2001-117161A01 2001-178131B03	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

40. KINDRED PHARMACY SERVICES, INC.
Secretary of State, DE – UCCs	03/19/2003	30690696	Baxter Healthcare Corporation	Equipment

41. KINDRED REHAB SERVICES, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001 06/27/2001	060200108093 060200111953	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Secretary of State, DE – UCCs	04/27/2001 06/27/2001 10/17/2003 04/28/2004	10390786 1059420 32789223 41183898	Morgan Guaranty Trust, SCA Creekridge Capital LLC	Blanket Amends Debtor Name Equipment Amends Debtor Name
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02773 01-02773A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

42. KINDRED SYSTEMS, INC.
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10389960 1059784	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02766 01-02766A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

43. LAFAYETTE HEALTH CARE CENTER, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108077	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02843	Morgan Guaranty Trust, SCA	Blanket

44. MEDEQUITIES, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108078	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CA – UCCs	05/02/2001	0112460015	Morgan Guaranty Trust, SCA	Blanket

22

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	05/01/2001	01-02844	Morgan Guaranty Trust, SCA	Blanket

45. MEDISAVE OF TENNESSEE, INC.
Secretary of State, DE – UCCs	05/01/2001	10398987	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/03/2001	01-03095	Morgan Guaranty Trust, SCA	Blanket

46. PALO ALTO SURGECENTER CORPORATION
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108079	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CA – UCCs	05/02/2001	0112460011	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02847	Morgan Guaranty Trust, SCA	Blanket

47. PERSONACARE LIVING CENTER OF CLEARWATER, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108082	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10389291	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02859	Morgan Guaranty Trust, SCA	Blanket

48. PERSONACARE OF BRADENTON, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108084	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10389275	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02860	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, FL – UCCs	04/27/2001	200100091901	Morgan Guaranty Trust, SCA	Blanket

49. PERSONACARE OF CLEARWATER, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108083	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10389309	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02861	Morgan Guaranty Trust SCA	Blanket

23

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Secretary of State, FL—-UCCs	04/27/2001	200100091903	Morgan Guaranty Trust, SCA	Blanket

50. PERSONACARE OF CONNECTICUT, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108085	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CT – UCCs	04/27/2001	2065379	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02862	Morgan Guaranty Trust, SCA	Blanket

51. PERSONACARE OF GEORGIA, INC.
GA UCC CENTRAL DATABASE [Clayton County] [Fulton County]	04/30/2001 04/30/2001	3120011956 060200108086	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, DE – UCCs	04/27/2001	10389333	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02863	Morgan Guaranty Trust, SCA	Blanket

52. PERSONACARE OF HUNTSVILLE, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108087	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10389366	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02864	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, AL – UCCs	04/27/2001	B2001-15491	Morgan Guaranty Trust, SCA	Blanket

53. PERSONACARE OF LITTLE ROCK, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108088	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10389390	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02865	Morgan Guaranty Trust, SCA	Blanket

24

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description

54. PERSONACARE OF OHIO, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108089	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10389416	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02837	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, OH – UCCs	04/27/2001	AP330487	Morgan Guaranty Trust, SCA	Blanket
Lake County, OH – UCCs	04/30/2001	20011628	Morgan Guaranty Trust, SCA	Blanket

55. PERSONACARE OF OWENSBORO, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108090	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10389424	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02838	Morgan Guaranty Trust, SCA	Blanket
Daviess County, KY – UCCs	04/30/2001	084821	Morgan Guaranty Trust, SCA	Blanket

56. PERSONACARE OF PENNSYLVANIA, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108091	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10389465	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02839	Morgan Guaranty Trust, SCA	Blanket
Secretary of Commonwealth, PA – UCCs	04/30/2001	33880801	Morgan Guaranty Trust, SCA	Blanket
Northampton County, PA – UCCs	04/30/2001	003343	Morgan Guaranty Trust, SCA	Blanket

57. PERSONACARE OF POMPANO EAST, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108117	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10389747	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02850	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, FL – UCCs	04/27/2001	200100091904	Morgan Guaranty Trust, SCA	Blanket

25

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
58. PERSONACARE OF POMPANO WEST, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108116	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10390133	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02851	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, FL – UCCs	04/27/2001	200100091905	Morgan Guaranty Trust, SCA	Blanket
59. PERSONACARE OF READING, INC.
Secretary of State, DE – UCCs	04/27/2001	10390190	Morgan Guaranty Trust, SCA	Blanket
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108115	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02852	Morgan Guaranty Trust, SCA	Blanket
Secretary of Commonwealth, PA – UCCs	04/30/2001	33880798	Morgan Guaranty Trust, SCA	Blanket
Berks County, PA – UCCs	04/30/2001	01-985ST	Morgan Guaranty Trust, SCA	Blanket
60. PERSONACARE OF SAN ANTONIO, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108108	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10390224	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02853	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, TX – UCCs	04/27/2001	01-081613	Morgan Guaranty Trust, SCA	Blanket
61. PERSONACARE OF SAN PEDRO, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108107	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10390885	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02854	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, TX – UCCs	04/27/2001	01-081614	Morgan Guaranty Trust, SCA	Blanket

26

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
62. PERSONACARE OF SHREVEPORT, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108106	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10390893	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02855	Morgan Guaranty Trust, SCA	Blanket
LA UCC CENTRAL DATABASE [Caddo Parish]	04/27/2001	09-997535	Morgan Guaranty Trust, SCA	Blanket
63. PERSONACARE OF ST. PETERSBURG, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108105	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10390901	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02856	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, FL – UCCs	04/27/2001	200100091906	Morgan Guaranty Trust, SCA	Blanket
64. PERSONACARE OF WARNER ROBINS, INC.
GA UCC CENTRAL DATABASE [Fulton County] [Houston County]	04/30/2001 04/30/2001	060200108104 07620011067	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, DE – UCCs	04/27/2001	10390943	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02857	Morgan Guaranty Trust, SCA	Blanket
65. PERSONACARE OF WISCONSIN, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108103	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10390976	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02858	Morgan Guaranty Trust, SCA	Blanket
Department of Financial Institutions, WI – UCCs	04/30/2001	02058937	Morgan Guaranty Trust, SCA	Blanket

27

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
66. PERSONACARE PROPERTIES, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108102	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02814	Morgan Guaranty Trust, SCA	Blanket
67. PRODATA SYSTEMS, INC.
Secretary of State, AL – UCCs	04/27/2001	B2001-15493	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02815	Morgan Guaranty Trust, SCA	Blanket
68. RECOVERY INNS OF AMERICA, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108101	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CA – UCCs	05/02/2001	0112460203	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02816	Morgan Guaranty Trust, SCA	Blanket
69. RESPIRATORY CARE SERVICES, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108100	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001 11/24/2003 11/24/2003 11/25/2003	10391008 33156679 33101436 33113308	Morgan Guaranty Trust, SCA JPMorgan Chase Bank, SCA	Blanket Blanket In Lieu Partial Release
Jefferson County, KY – UCCs	05/01/2001	01-02817	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, TN – UCCs	05/03/2001	301-076220	Morgan Guaranty Trust, SCA	Blanket
LA UCC CENTRAL DATABASE [St. Tammany Parish]	04/27/2001	52-23745	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, SC – UCCs	04/27/2001	010427-093446A	Morgan Guaranty Trust, SCA	Blanket
Department of Licensing, WA – UCCs	04/27/2001	2001-117-0221	Morgan Guaranty Trust, SCA	Blanket

28

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
70. SOUTHERN CALIFORNIA SPECIALTY CARE, INC.
Secretary of State, CA – UCCs	08/03/2001 04/29/2002	0121860243 0211960554	Olympus America Inc JPMorgan Chase Bank, SCA	Equipment Blanket
71. SPECIALTY HEALTHCARE SERVICES, INC.
Secretary of State, DE – UCCs	04/29/2002	21054257	JPMorgan Chase Bank, SCA	Blanket
72. SPECIALTY HOSPITAL OF CLEVELAND, INC.
Secretary of State, OH – UCCs	04/29/2002	OH00048541466	JPMorgan Chase Bank, SCA	Blanket
73. SPECIALTY HOSPITAL OF DALLAS, INC.
Secretary of State, TX – UCCs	04/29/2002	02-0027989633	JPMorgan Chase Bank, SCA	Blanket
74. SPECIALTY HOSPITAL OF PHILADELPHIA, INC.
Secretary of Commonwealth, PA – UCCs	10/05/1999 11/29/1999 04/29/2002	30791417 30981618 36180923	Med One Capital, Inc Republic Bank JPMorgan Chase Bank, SCA	Equipment Assignment
75. SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.
Secretary of State, SC – UCCs	05/20/1999 07/02/1999 08/19/1999 08/23/1999 09/24/1999 04/29/2002	990520-110702A 990702-101416A 990819-152051A 990823-124028A 990924-143916A 020429-1157587	McGaw, Inc 3CI Capital, Inc Republic Bank 3CI Capital, Inc Republic Bank JPMorgan Chase Bank, SCA	Equipment Equipment Assignment Equipment Assignment Blanket

29

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
76. STAMFORD HEALTH FACILITIES, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108099	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CT – UCCs	04/27/2001	2065380	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02818	Morgan Guaranty Trust, SCA	Blanket
77. THC – CHICAGO, INC.
Secretary of State, IL – UCCs	03/26/1996 10/04/2000 04/27/2001 04/27/2001 10/09/2001 12/10/2001 05/14/2003	3521527 4280774 4377411 4377412 4446859 4473128 7004982	HarrisBank Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA Republic Bank Baxter Healthcare Corporation Baxter Healthcare Corporation	Equipment Continuation Blanket Blanket Equipment Equipment Equipment
Jefferson County, KY – UCCs	05/01/2001 05/01/2001	01-02819 01-02820	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Department of Financial Institutions, WI – UCCs	04/30/2001 04/30/2001	02058944 02058946	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, NV – UCCs	04/30/2001 04/30/2001	0106175 0106176	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
78. THC – HOLLYWOOD, INC.
Secretary of State, FL – UCCs	04/27/2001 04/27/2001	200100091907 200100091908	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket

30

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	05/01/2001 05/01/2001	01-02821 01-02822	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, NV – UCCs	04/30/2001 04/30/2001	0106177 0106178	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
79. THC – HOUSTON, INC.
Secretary of State, TX – UCCs	04/27/2001 04/27/2001 01/10/2002 02/19/2004 03/12/2004	01-081615 01-081616 02-0015317443 04-00578853 04-0060368714	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA Baxter Healthcare Corporation Baxter Healthcare Corporation	Blanket Blanket Equipment Amends Collateral Desc Equipment
Jefferson County, KY – UCCs	05/01/2001 05/01/2001	01-02804 01-02823	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, NV – UCCs	04/30/2001 04/30/2001	0106179 0106180	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
80. THC – MINNEAPOLIS, INC.
Secretary of State, MN – UCCs	04/30/2001 04/30/2001	2320545 2320546	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, MN – STL	04/13/1999	SL15502	MN Dept. of Revenue	STL $36, 003.64
Jefferson County, KY – UCCs	05/01/2001 05/01/2001	01-02805 01-02806	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, NV – UCCs	04/30/2001 04/30/2001	0106181 0106182	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket

31

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
81. THC – NORTH SHORE, INC.
Secretary of State, IL – UCCs	04/27/2001 04/27/2001 12/19/2001 02/26/2003	4377409 4377410 4377392 6610315	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA Total Management Systems Inc Baxter Healthcare Corporation	Blanket Blanket Equipment Equipment
Jefferson County, KY – UCCs	05/01/2001 05/01/2001	01-03013 01-03014	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, NV – UCCs	04/30/2001 04/30/2001	0106183 0106184	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
82. THC – ORANGE COUNTY, INC.
Secretary of State, CA – UCCs	05/02/2001 05/02/2001	0112460211 0112460217	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Jefferson County, KY – UCCs	05/01/2001 05/01/2001	01-02809 01-02810	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, NV – UCCs	04/30/2001 04/30/2001	0106185 0106186	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
83. THC – SAN DIEGO, INC.
Secretary of State, CA – UCCs	05/02/2001 05/02/2001	0112460228 0112460237	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Jefferson County, KY – UCCs	05/01/2001 05/01/2001	01-02811 01-02812	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket

32

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Secretary of State, NV – UCCs	04/30/2001 04/30/2001	0106187 0106188	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
84. THC – SEATTLE, INC.
Department of Licensing, WA – UCCs	04/27/2001 04/27/2001 05/03/2001	2001-117-0222 2001-117-0223 2001-123-0189	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket Fixture
Jefferson County, KY – UCCs	05/01/2001 05/01/2001	01-02794 01-02813	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
Secretary of State, NV – UCCs	04/30/2001 04/30/2001	0106189 0106190	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA	Blanket Blanket
85. THERATX HEALTH SERVICES, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108097	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10391016	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02795	Morgan Guaranty Trust, SCA	Blanket
86. THERATX HEALTHCARE MANAGEMENT, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108096	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10391057	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02796	Morgan Guaranty Trust, SCA	Blanket
87. THERATX MANAGEMENT SERVICES, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108095	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, CA – UCCs	05/02/2001	0112460249	Morgan Guaranty Trust, SCA	Blanket

33

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	05/01/2001	01-02797	Morgan Guaranty Trust, SCA	Blanket
88. THERATX REHABILITATION SERVICES, INC.
GA UCC CENTRAL DATABASE [Fulton County]	04/30/2001	060200108094	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, DE – UCCs	04/27/2001	10391081	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02799	Morgan Guaranty Trust, SCA	Blanket
89. THERATX STAFFING, INC.
GA UCC CENTRAL DATABASE [Fulton County]	05/02/2001	060200108341	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, IL – UCCs	05/02/2001	4383191	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-03096	Morgan Guaranty Trust, SCA	Blanket
90. TRANSITIONAL HOSPITALS CORPORATION OF INDIANA, INC.
Secretary of State, IN – UCCs	04/27/2001	200100001918446	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02849	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106127	Morgan Guaranty Trust, SCA	Blanket
91. TRANSITIONAL HOSPITALS CORPORATION OF LOUISIANA, INC.
LA UCC CENTRAL DATABASE [Orleans Parish]	04/27/2001	36-157628	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02800	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106164	Morgan Guaranty Trust, SCA	Blanket
92. TRANSITIONAL HOSPITALS CORPORATION OF NEVADA, INC.
Secretary of State, NV – UCCs	04/30/2001 02/07/2003	0106167 2003003885-5	Morgan Guaranty Trust, SCA Baxter Healthcare Corporation	Blanket Equipment

34

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	05/01/2001	01-02803	Morgan Guaranty Trust, SCA	Blanket
93. TRANSITIONAL HOSPITALS CORPORATION OF NEW MEXICO, INC.
Secretary of State, NM – UCCs	04/27/2001	010427031	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02802	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106166	Morgan Guaranty Trust, SCA	Blanket
94. TRANSITIONAL HOSPITALS CORPORATION OF TAMPA, INC.
Secretary of State, FL – UCCs	04/27/2001	200100091909	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02767	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106168	Morgan Guaranty Trust, SCA	Blanket
95. TRANSITIONAL HOSPITALS CORPORATION OF TEXAS, INC.
Secretary of State, TX – UCCs	04/27/2001 05/03/2001 08/29/2002 04/16/2004 01/17/2003 04/16/2004 03/14/2003 04/16/2004	01-081617 01-085470 02-0042440591 04-00642700 03-0014498130 04-00642864 03-0020580614 04-00642916	Morgan Guaranty Trust, SCA Morgan Guaranty Trust, SCA Baxter Healthcare Corporation Baxter Healthcare Corporation Baxter Healthcare Corporation	Blanket Fixture Equipment Filing Officer Stmt Equipment Filing Officer Stmt Equipment Filing Officer Stmt
Jefferson County, KY – UCCs	05/01/2001	01-02768	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106169	Morgan Guaranty Trust, SCA	Blanket
96. TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC.
Department of Financial Institutions, WI – UCCs	04/30/2001	02058939	Morgan Guaranty Trust, SCA	Blanket

35

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	05/01/2001	01-02769	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106170	Morgan Guaranty Trust, SCA	Blanket
97. TUCKER NURSING CENTER, INC.
GA UCC CENTRAL DATABASE [De Kalb County]	04/30/2001	442001003384	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02770	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106171	Morgan Guaranty Trust, SCA	Blanket
98. TUNSTALL ENTERPRISES, INC.
GA UCC CENTRAL DATABASE [Bibb County]	04/30/2001	11-01-1893	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02771	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106172	Morgan Guaranty Trust, SCA	Blanket
PRIOR NAMES
99. KINDRED NURSING CENTERS CENTRAL, L.L.C. [N/K/A KINDRED SUPPORT SERVICES, L.L.C.]
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10389887 1059393	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02786 01-02786	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
100. KINDRED PEDIATRIC CARE, INC. [N/K/A KINDRED INSTITUTIONAL PHARMACY SERVICES, INC.]
Secretary of State, DE – UCCs	04/27/2001 06/27/2001	10390315 1059789	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	05/01/2001 06/29/2001	01-02790 01-02790A	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name

36

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
101. KINDRED PROVIDER NETWORK, INC. [N/K/A KINDRED HOSPITAL PHARMACY SERVICES, INC.]
Secretary of State, DE – UCCs	05/01/2001 06/27/2001	10399001 1059795	Morgan Guaranty Trust, SCA	Blanket Amends Debtor Name
Jefferson County, KY – UCCs	06/29/2001	01-04735	Morgan Guaranty Trust, SCA	Blanket
102. MEDISAVE PHARMACIES, INC. [N/K/A KINDRED PHARMACY SERVICES, INC.]
Secretary of State, DE – UCCs	04/27/2001	10389226	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02845	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NC – UCCs	04/27/2001	20010040669	Morgan Guaranty Trust, SCA	Blanket
Mecklenburg County, NC— UCCs	04/30/2001	200115021	Morgan Guaranty Trust, SCA	Blanket
103. VENCARE, INC. [N.K.A KINDRED HEALTHCARE SERVICES, INC.]
Secretary of State, CA – UCCs	05/02/2001	0112460260	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, IN – UCCs	04/27/2001	200100001919023	Morgan Guaranty Trust, SCA	Blanket
104. VENCOR HOME CARE SERVICES, INC. [N/K/A KINDRED HOME CARE SERVICES, INC.]
Jefferson County, KY – UCCs	05/01/2001	01-02793	Morgan Guaranty Trust, SCA	Blanket
105. VENCOR HOSPITALS EAST, L.L.C. [N/K/A KINDRED HOSPITALS EAST, L.L.C.]
Jefferson County, KY – UCCs	05/01/2001	01-02782	Morgan Guaranty Trust, SCA	Blanket
Secretary of Commonwealth, PA – UCCs	04/30/2001	33880795	Morgan Guaranty Trust, SCA	Blanket
106. VENCOR NURSING CENTERS EAST, L.L.C. [N/K/A KINDRED NURSING CENTERS EAST, L.L.C.]
LA UCC CENTRAL DATABASE [St. Tammany Parish]	04/27/2001	52-23746	Morgan Guaranty Trust, SCA	Blanket
Buncombe County, NC – UCCs	04/30/2001	01-1023	Morgan Guaranty Trust, SCA	Blanket

37

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Duplin County, NC – UCCs	04/30/2001	2001-0850	Morgan Guaranty Trust, SCA	Fixture
Secretary of State, OH – UCCs	10/19/2001	OH00040165622	Morgan Guaranty Trust, SCA	Blanket
Fairfield County, OH – UCCs	04/30/2001	200100001059	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, VT – UCCs	04/27/2001	01-137744	Morgan Guaranty Trust, SCA	Blanket
107. VENCOR NURSING CENTERS NORTH, L.L.C. [N/K/A KINDRED NURSING CENTERS NORTH, L.L.C.]
Jefferson County, KY – UCCs	05/01/2001	01-02788	Morgan Guaranty Trust, SCA	Blanket
108. VENCOR NURSING CENTERS SOUTH, L.L.C. [N/K/A KINDRED NURSING CENTERS SOUTH, L.L.C.]
Jefferson County, KY – UCCs	05/01/2001	01-02789	Morgan Guaranty Trust, SCA	Blanket
109. VENCOR NURSING CENTERS WEST, L.L.C. [N/K/A KINDRED NURSING CENTERS WEST, L.L.C.]
Secretary of State, CA – UCCs	05/10/2001	0113160704	Morgan Guaranty Trust, SCA	Fixture
Secretary of State, ID – UCCs	05/03/2001	B899188	Morgan Guaranty Trust, SCA	Fixture
Department of Licensing, WA – UCCs	05/03/2001	2001-123-0188	Morgan Guaranty Trust, SCA	Fixture
110. VENCOR OPERATING, INC. [N/K/A KINDRED HEALTHCARE OPERATING, INC.]
Secretary of State, DE – UCCs	04/09/2003 04/14/2003 04/11/2003 07/15/2003 01/05/2004 02/23/2004	30926058 30968928 30955222 31784142 40015547 40491698	Americorp Financial Group, Inc Americorp Financial Group, Inc US Bank, N.A. Americorp Financial Group, Inc Americorp Financial Group, Inc	Equipment Amends Collateral Desc Equipment Equipment Equipment Equipment

38

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – UCCs	07/12/1999 07/12/1999 08/17/1999 07/12/2000 07/19/2000 11/22/2000 11/22/2000 05/02/2001	99-04885 99-04886 99-06009 00-05800 00-05986 00-09485 00-094995 01-02882	Comerica Leasing Corp Comerica Leasing Corp Americorp Financial Americorp Financial DVI Strategic Partner Group DVI Strategic Partner Group DVI Strategic Partner Group Morgan Guaranty Trust, SCA	Equipment Equipment Equipment Equipment Equipment Equipment Equipment Fixture
Secretary of State, CA – UCCs	11/13/2000 04/27/2001	0033360560 0112160331	DVI Strategic Partner Group Morgan Guaranty Trust, SCA	Equipment Fixture
Secretary of State, ID – UCCs	04/30/2001	B898910	Morgan Guaranty Trust, SCA	Fixture
Secretary of State, NV – UCCs	11/13/2000 05/04/2001	0016819 0106573	DVI Strategic Partner Group Morgan Guaranty Trust, SCA	Equipment Fixture
111. VENCOR HOME CARE AND HOSPICE INDIANA PARTNERSHIP [N/K/A KINDRED HOME CARE AND HOSPICE INDIANA PARTNERSHIP]
Secretary of State, IN – UCCs	04/27/2001	200100001919356	Morgan Guaranty Trust, SCA	Blanket
112. VENCOR HOSPITALS LIMITED PARTNERSHIP [N/K/A KINDRED HOSPITALS LIMITED PARTNERSHIP]
Secretary of State, IN – UCCs	04/27/2001	200100001919801	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, TX – UCCs	05/03/2001	01-085471	Morgan Guaranty Trust, SCA	Fixture
113. VENCOR NURSING CENTERS LIMITED PARTNERSHIP [N/K/A KINDRED NURSING CENTERS LIMITED PARTNERSHIP]
Secretary of State, IN – UCCs	04/27/2001	200100001920611	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02762	Morgan Guaranty Trust, SCA	Blanket

39

Credit Party/Office[1]	Filing Date	Filing Number	Secured Party	Lien Description
Jefferson County, KY – STL	12/10/2003	L00750 Pg0794	KY Dept. for Employment	Amount unknown
Warren County, KY – UCCs	05/01/2001	129792	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, TX – UCCs	04/27/2001	01-081619	Morgan Guaranty Trust, SCA	Blanket
114. VENCOR, INC. [N/K/A KINDRED HEALTHCARE, INC.]
Jefferson County, KY – UCCs	05/13/1996 11/30/2000 01/11/2001 06/03/1996 11/30/2000 06/04/2001 05/02/2001	96-04100 96-04100 01-00214 96-04734 96-04734 01-03985 01-02881	DVI Capital Company U.S. Bank Trust N.A. DVI Capital Company U.S. Bank Trust N.A. Morgan Guaranty Trust, SCA	Equipment Assignment Continuation Equipment Assignment Continuation Fixture
115. CPC PROPERTIES OF ILLINOIS, INC. [N/K/A KINDRED PULMONARY ILLINOIS, INC.]
Secretary of State, IL – UCCs	04/27/2001	4377407	Morgan Guaranty Trust, SCA	Blanket
Secretary of State, NV – UCCs	04/30/2001	0106152	Morgan Guaranty Trust, SCA	Blanket
Jefferson County, KY – UCCs	05/01/2001	01-02777	Morgan Guaranty Trust, SCA	Blanket

1	UCCs = Uniform Commercial Code Filings
FTL = Federal Tax Liens
STL = State Tax Liens
JDG = Judgments

40

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:
2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower:	Kindred Healthcare, Inc.

[1]	Select as applicable.

4.	Agent:	JPMorgan Chase Bank, as the Agent under the Credit Agreement

5.	Credit Agreement:	The $300,000,000 Amended and Restated Credit Agreement dated as of June , 2004 among Kindred Healthcare, Inc., the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent.

2

6.	Assigned Interest:

Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans [2]
$	$	%
$	$	%
$	$	%

Effective Date:                  , 20     [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

3

[Consented to and][3] Accepted:

JPMORGAN CHASE BANK, as
Administrative Agent

By:
Title:

[Consented to: ][4]

KINDRED HEALTHCARE, INC., as
Borrower

By:
Title:

Consented to:

JPMORGAN CHASE BANK, as
Issuing Lender

By:
Title:

[3]	To be added only if the consent of the Agent is required by the terms of Section 10.04 of the Credit Agreement.
[4]	To be added only if the consent of the Borrower is required by the terms of Section 10.04 of the Credit Agreement.

4

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Financing Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Financing Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Financing Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Financing Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01(a) or (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Financing Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

EXHIBIT B.1

[Kindred Logo appears here]

June 28, 2004

To each of the Lenders and the Agent referred to below

c/o JPMorgan Chase Bank

as Administrative Agent and Collateral Agent

270 Park Avenue

New York, NY 10017

Ladies and Gentlemen:

In my capacity as general counsel of Kindred Healthcare, Inc., a Delaware corporation (“Kindred”), I have acted as general counsel of each of the Persons listed on Annex A hereto (the “Covered Companies”) in connection with (i) the Amended and Restated Credit Agreement dated as of June 28, 2004 (the “Credit Agreement”) among Kindred, the Lenders party thereto (the “Lenders”), JPMorgan Chase Bank, as Administrative Agent and Collateral Agent (the “Agent”), Citicorp USA, Inc., as Syndication Agent and General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and Wells Fargo Foothill, as Co-Documentation Agents, (ii) the other Financing Documents referred to therein and (iii) the Master Lease Agreements referred to therein. This opinion is being rendered to you pursuant to Section 4.01(g)(i) of the Credit Agreement.

Unless otherwise defined herein, capitalized terms defined in the Credit Agreement or the Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (the “Security Agreement”) among Kindred, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent, are used herein as defined therein.

I, or attorneys in the legal department of Kindred under my direction, have reviewed originals or copies certified or otherwise identified to my satisfaction of each of the agreements listed on Annex B hereto (the “Covered Financing Documents”), the Master Lease Agreements and such other corporate records, documents, instruments and certificates of public officials, and have conducted such other investigations of fact and law, as I have deemed necessary or advisable for purposes of this opinion.

Upon the basis of the foregoing, and subject to the further assumptions and qualifications set forth below, I am of the opinion that:

1. Each Covered Company is validly existing in good standing as a corporation, limited liability company or partnership under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business.

2. Each Covered Company has been qualified as a foreign corporation, limited liability company or partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where failures to be so qualified would not, in the aggregate, have a Material Adverse Effect.

3. All of the outstanding shares of capital stock pledged under the Security Agreement have been duly and validly issued, are fully paid and non-assessable, and are owned directly or indirectly by the applicable Lien Grantor as set forth in the Security Agreement, free and clear of all Liens, except the Liens in favor of the Collateral Agent or otherwise permitted under the Credit Agreement or the Security Agreement.

4. To the best of my knowledge after due inquiry, upon consummation by the Covered Companies of the transactions contemplated under the Credit Agreement on the Effective Date, no Covered Company is, or with the giving of notice or lapse of time or both would be, in breach of any of the terms and provisions of, or in default under, (a) its Organizational Documents, (b) any indenture, mortgage, deed of trust or loan agreement, (c) any lease or other agreement or instrument known to me after due inquiry to which any Covered Company is a party or by which it or any of its properties is bound or (d) any judgment, decree or order, except for violations and defaults which in the aggregate would not have a Material Adverse Effect.

5. To the best of my knowledge after due inquiry, the execution and delivery by each Covered Company of the Covered Financing Documents and the Master Lease Agreements to which it is a party and the consummation of the transactions contemplated therein do not, and the performance by each of its obligations thereunder will not:

(a) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to me after due inquiry to which any Covered Company is a party or by which any Covered Company is bound or result in the creation or imposition of any Lien upon any property or assets of any Covered Company;

(b) result in any violation of the terms or provisions of the Organizational Documents of any Covered Company or any applicable law or statute or any rule or regulation or governmental agency or body or any judgment, decree or order of any court having jurisdiction over any Covered Company or any of its properties; or

(c) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States of America or the State of New York that in my experience normally would be applicable to general business entities with respect to such execution, delivery or performance, except (i) filings of Uniform Commercial Code (as in effect in the

2

State of New York, the “UCC”) financing statements delivered to the Collateral Agent on or before the date hereof for filing promptly after the date hereof, (ii) Intellectual Property Filings, (iii) any other filings required after the date hereof pursuant to Section 5.09 of the Credit Agreement and (iv) filings of UCC continuation statements when required;

except, in each case, for such conflicts, breaches, defaults, Liens and violations which in the aggregate would not be material to the Covered Companies, taken as a whole, and would not otherwise have a Material Adverse Effect.

6. Each Covered Company owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where failures to own, possess or obtain any such licenses, permits, certificates, consents, orders, approvals or other authorizations would not have, and could not reasonably be expected to have, in the aggregate a Material Adverse Effect; no Covered Company has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except where such revocations or modifications would not have, and could not reasonably be expected to have, in the aggregate a Material Adverse Effect; and each Covered Company is in compliance with all laws and regulations relating to the conduct of its business except where such noncompliance would not have, and could not reasonably be expected to have, in the aggregate a Material Adverse Effect.

7. The chief executive office of each Covered Company for purposes of KRS 355.9-103(3)(d) is 680 South Fourth Avenue, Louisville, Kentucky 40202.

8. Each Covered Financing Document and Master Lease Agreement has been duly authorized by all necessary action of the Covered Companies party thereto, and each Covered Financing Document and Master Lease Agreement has been duly executed and delivered under the law of the State of New York by each Covered Company party thereto and is a valid and legally binding obligation of each Covered Company party thereto, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

I am a member of the bar of the State of California. The foregoing opinions (with the exception of paragraphs (1) and (2), above) are limited to the Federal laws of the United States, and the law of the States of California and New York, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware and Subchapter X of the Revised Uniform Partnership Act of the State of Delaware. In rendering the foregoing opinions, I have relied as to matters involving the application of law of the State of New York, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware and Subchapter X of the Revised Uniform Partnership Act of the State of Delaware, upon the opinion of Cleary, Gottlieb, Steen & Hamilton, dated and delivered to you

3

today (the “Cleary Opinion”), and to the extent the Cleary Opinion is stated to be based on any assumption or to be given in reliance on any certificate or other document or to be subject to any limitation, qualification or exemption, the opinions expressed herein in reliance on such opinion are based upon the same assumption, are given in reliance on the certificate or document, and are subject to the same limitation, qualification or exemption. I have also relied as to matters of fact, on information obtained from public officials and other sources believed by me to be responsible. With respect to the opinions expressed in paragraph (1) above, I have relied upon certificates of good standing issued by the Secretary of State of the respective jurisdiction of incorporation of each Covered Company. In addition, I have assumed that the Covered Documents have been duly authorized, executed and delivered by all parties thereto other than the Covered Companies parties thereto.

4

This opinion is rendered solely to you, as a Lender, and in the case of JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, solely for your benefit in your capacity as such in connection with the transactions contemplated by the Credit Agreement. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. Notwithstanding the foregoing, a copy of this opinion may be furnished to, and relied upon by, any transferee of a Lender’s rights and obligations under the Credit Agreement properly transferred in accordance with the Credit Agreement, and you or any such transferee may show this opinion to any governmental authority pursuant to requirements of applicable law or regulations. The opinions expressed herein are rendered on and as of the date hereof, and I assume no obligation to advise you or any such transferee or governmental authority or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

M. Suzanne Riedman

5

Annex A - Covered Companies

1.	Kindred Healthcare, Inc., a Delaware corporation.

2.	Each Restricted Subsidiary listed in Schedule 1.01B to the Credit Agreement.

Annex B - Covered Financing Documents

1.	the Credit Agreement

2.	the Security Agreement

3.	the Deposit Account Control Agreements

4.	the Securities Account Control Agreement

5.	the Copyright Security Agreement

6.	the Trademark Security Agreement

EXHIBIT B.2

[Kindred Logo appears here]

June 28, 2004

To each of the Lenders and the Agent referred to below

c/o JPMorgan Chase Bank

as Administrative Agent and Collateral Agent

270 Park Avenue

New York, NY 10017

Ladies and Gentlemen:

This opinion is being rendered to you in my capacity as Senior Vice President of Corporate Legal Affairs and Corporate Secretary of Kindred Healthcare, Inc., a Delaware corporation (the “Borrower”), in connection with (i) the $300,000,000 Amended and Restated Credit Agreement dated as of June 28, 2004 (the “Credit Agreement”) among Kindred, the Lenders party thereto (the “Lenders”), JPMorgan Chase Bank, as Administrative Agent and Collateral Agent (the “Agent”), Citicorp USA, Inc., as Syndication Agent and General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and Wells Fargo Foothill, as Co-Documentation Agents, and the other Financing Documents referred to therein and (ii) the Master Lease Agreements referred to therein. This opinion is being issued to you pursuant to Section 4.01(g)(ii) of the Credit Agreement.

Unless otherwise defined herein, capitalized terms defined in the Credit Agreement or the Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 among Kindred Healthcare, Inc., the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent are used herein as defined therein.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of each of the agreements listed on Annex A hereto (the “Covered Financing Documents”), the Master Lease Agreements and such other documents, corporate records, certificates of public officials and other instruments, and have conducted such other investigations of fact and law, as I have deemed necessary or advisable for purposes of this opinion.

Upon the basis of the foregoing, I am of the opinion that:

1. To the best of my knowledge after due inquiry, the execution and delivery by each of the Persons listed on Annex B hereto (each, a “Covered Company”) and its performance of its obligations under the Covered Financing Documents and the Master Lease Agreements to which it is a party and the consummation of the transactions contemplated therein will not require any action by or in respect of, or filing with, any governmental body, agency or official, except (i) filings of Uniform Commercial Code financing statements (as in effect in the Commonwealth of Kentucky) delivered to the Collateral Agent on or before the date hereof for filing promptly after the date hereof, (ii) Intellectual Property Filings, (iii) the due recordation of memoranda of lease with respect to the Master Lease Agreements and any assignment thereof to the Borrower, (iv)

the due recordation of the Leasehold Mortgages, (v) the due recordation of the Fee Mortgages, (vi) any other filings required after the date hereof pursuant to Section 5.09 of the Credit Agreement and (vii) filings of Uniform Commercial Code continuation statements when required.

2. The financing statements attached hereto as Annex C are in appropriate form for filing with the Secretary of State of the Commonwealth of Kentucky. To the extent that a security interest in the Personal Property Collateral may be perfected by the filing of a financing statement in the Commonwealth of Kentucky, the security interest in the Personal Property Collateral will be perfected upon the filing of such financing statements with the Secretary of State of the Commonwealth of Kentucky, and no further filing or recording of any document or instrument or other action will be required so to perfect such security interest, except that (i) continuation statements with respect to each such financing statement must be filed within five years after the date of filing of such financing statements and (ii) additional filings may be necessary if any Lien Grantor changes its name or its location (as defined in Section 9-307 of the Uniform Commercial Code as in effect in the Commonwealth of Kentucky).

I am a member of the bar of the Commonwealth of Kentucky. The foregoing opinions are limited to the laws of the Commonwealth of Kentucky and I am expressing no opinion as to the effect of laws of any other jurisdiction.

2

This opinion is rendered solely to you, as a Lender, and in the case of JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, solely for your benefit in your capacity as such in connection with the transactions contemplated by the Credit Agreement. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. Notwithstanding the foregoing, a copy of this opinion may be furnished to, and relied upon by, any transferee of a Lender’s rights and obligations under the Credit Agreement properly transferred in accordance with the Credit Agreement, and you or any such transferee may show this opinion to any governmental authority pursuant to requirements of applicable law or regulations. The opinions expressed herein are rendered on and as of the date hereof, and I assume no obligation to advise you or any such transferee or governmental authority or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

Joseph L. Landenwich

3

Annex A – Covered Financing Documents

1.	Credit Agreement

2.	Security Agreement

3.	Deposit Account Control Agreements

4.	Securities Account Control Agreements

5.	Copyright Security Agreement

6.	Trademark Security Agreement

A-1

Annex B – Covered Companies

1.	the Borrower

2.	each Restricted Subsidiary listed in Schedule 1.01B to the Credit Agreement

B-1

Annex C – Financing Statements

[To come]

C-1

EXHIBIT B.3

Writer’s Direct Dial: (212) 225-2038

E-Mail: skang@cgsh.com

June 28, 2004

To each of the Lenders and the Agent referred to below

c/o JPMorgan Chase Bank

as Administrative Agent and Collateral Agent

270 Park Avenue

New York, NY 10017

Ladies and Gentlemen:

We have acted as special counsel to Kindred Healthcare, Inc., a Delaware corporation (the “Company” and, collectively with each Restricted Subsidiary listed in Schedule 1.01B to the Amended and Restated Credit Agreement referred to below, the “Covered Companies”), in connection with the $300,000,000 Amended and Restated Credit Agreement dated as of June 28, 2004 (the “Credit Agreement”) among the Company, the Lenders party thereto (the “Lenders”), JPMorgan Chase Bank, as Administrative Agent and Collateral Agent (the “Agent”), Citicorp USA, Inc., as Syndication Agent and General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and Wells Fargo Foothill, as Co-Documentation Agents. This opinion is furnished to you pursuant to Section 4.01(g)(iii) of the Credit Agreement.

Unless otherwise defined herein, capitalized terms defined in the Credit Agreement or the other Financing Documents are used herein as defined therein.

In arriving at the opinions expressed below, we have reviewed the following documents:

(a)	an executed copy of the Credit Agreement;

(b)	an executed copy of the Security Agreement;

(c)	an executed copy of the Copyright Security Agreement;

(d)	an executed copy of the Trademark Security Agreement;

(e)	an executed copy of the promissory note of the Company dated June 28, 2004 (the “Note”) delivered to General Electric Capital Corporation pursuant to Section 2.08(e) of the Credit Agreement; and

(f)	the other documents furnished by the Company pursuant to Article 4 of the Credit Agreement.

The documents referenced in items (a) through (e) above are collectively referred to herein as the “Covered Documents.”

In addition, we have reviewed the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of each Covered Company that is organized under the laws of the State of New York or Delaware (each such Covered Company, a “Domestic Covered Company”), and such other instruments and other certificates of public officials, officers and representatives of each Domestic Covered Company and such other persons, and we have made such investigations of law, as we have deemed necessary as a basis for the opinions expressed below.

In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of each Covered Company in the Covered Documents).

Based upon the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that:

1. Each Domestic Covered Company has corporate power to enter into each Covered Document to which it is a party.

2. The execution and delivery of each Covered Document have been duly authorized by all necessary corporate action of each Domestic Covered Company party thereto, and each Covered Document has been duly executed and delivered under the law of the State of New York by each Covered Company party thereto, and is a valid and binding obligation of each Covered Company party thereto, enforceable in accordance with its terms.

3. The execution and delivery of each Covered Document by each Covered Company party thereto do not, and the performance by each such Covered Company of its obligations thereunder will not, require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States of America or the State of New York that in our experience normally would be applicable to general business entities with respect to such execution, delivery or performance, except (i) filings of Uniform Commercial Code (as in effect in the State of New York, the “UCC”) financing statements delivered to the Collateral Agent on or before the date hereof for filing promptly after the date

2

hereof, (ii) Intellectual Property Filings, (iii) any other filings required after the date hereof pursuant to Section 5.09 of the Credit Agreement, (iv) filings of UCC continuation statements when required and (v) such other consents, authorizations, approvals or filings, if any, as may be required in connection with the performance of the Covered Documents due to the specific nature or scope of any particular business or activity conducted, or asset held, by a Covered Company.

4. The Collateral Documents create a security interest, in favor of the Collateral Agent for the benefit of the Secured Parties, in each Lien Grantor’s rights in the items of collateral pledged by it and listed in Section 3 of the Security Agreement (the “Collateral”), to the extent Article 9 of the UCC is applicable thereto, to secure the Secured Obligations, except that the Security Agreement will create a security interest in any such portion of the Collateral pledged by such Lien Grantor in which such Lien Grantor has no present rights only when such Lien Grantor acquires rights therein.

5. With respect to that portion of the Collateral that consists of instruments (within the meaning of Section 9-102 of the UCC) or Certificated Securities (within the meaning of Section 8-102(a)(4) of the UCC), the Collateral Agent will have a perfected first priority security interest for the benefit of the Secured Parties in each such instrument or Certificated Security from time to time delivered, duly indorsed in the name of the Collateral Agent or, in the case of an instrument, in blank to the Collateral Agent in the State of New York, which security interest will remain a perfected first priority security interest for as long as possession thereof is continuously maintained in the State of New York by the Collateral Agent.

6. The security interest in the Personal Property Collateral will continue in any “identifiable proceeds” (within the meaning of the UCC) of such Personal Property Collateral to the extent and subject to the limitations provided in Section 9-315 of the UCC.

7. The making of the Loans, the issuance of the Letters of Credit and the use of proceeds thereof as contemplated by the Credit Agreement do not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System (the “Board”).

In rendering the opinions set forth above, we express no opinion with respect to:

(i) the validity, binding effect or enforceability of any provision in the Security Agreement or any other Covered Document that purports to (a) impose on the Collateral Agent or any other person standards for the care of Personal Property Collateral in its possession other than as provided for in Section 9-207 of the UCC, (b) permit the Collateral Agent or any other person to vote or otherwise exercise any rights with respect to any of the Personal Property Collateral absent compliance with the requirements of applicable laws and regulations as to the voting of or other exercise of rights with respect to such Personal Property Collateral, (c) waive, or consent to the absence of compliance with, any rights of any Covered Company, or duties owing to it as a matter of law, except to the extent that the Covered Company may so waive or consent under applicable law, or (d) provide indemnification of any person to the extent such provision covers or could be construed to cover losses or claims under federal or state securities laws or to the extent inconsistent with public policy; and

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(ii) the priority of any security interest in or to any of the Personal Property Collateral or the perfection of any security interest in or to any of the Personal Property Collateral, other than as specifically expressed in such opinions.

In addition, in rendering the opinions set forth in paragraph 4, 5 and 6 above above, we have assumed that the relevant Lien Grantor has rights in the Collateral pledged by it (and we express no opinion with respect thereto).

In addition, in rendering the opinion in paragraph 5 above, we have assumed that as of the date hereof and at any time an Instrument or a Certificated Security is delivered to the Collateral Agent for the benefit of the Secured Parties, the relevant Lien Grantor will own Collateral consisting of an Instrument or Certificated Security free and clear of any lien, claim or encumbrance (and we express no opinion with respect thereto), each signature on any endorsement or stock power is genuine and duly authorized and compliance with any restrictive indorsements or other restrictions on or procedures required for transfer of interests in the Collateral. We express no opinion with respect to the priority of the security interest of the Collateral Agent for the benefit of the Secured Parties against (i) any lien, claim or other interest that arises by operation of law and is given priority over perfected security interests, (ii) any lien or claim in favor of the United States or any agency or instrumentality thereof (including without limitation liens arising under the federal or state tax laws or ERISA), and (iii) any claim given priority pursuant to 31 U.S.C. §3713. In addition, insofar as the security interest secures “future advances” within the meaning of the UCC, the priority of such security interest will be subject to the limitations set forth in Section 9-323 of the UCC.

With respect to the foregoing opinions, (a) we have assumed that each Covered Company and each other party to such agreement has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to any Covered Company regarding matters of the federal law of the United States of America, the law of the State of New York, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware or Subchapter X of the Revised Uniform Partnership Act of the State of Delaware that in our experience normally would be applicable to general business entities with respect to such agreement or obligation) and (b) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.

In addition, certain of the remedial provisions of the Covered Documents may be further limited or rendered unenforceable by other applicable laws or judicially adopted principles, which, however, in our judgment do not make the remedies provided for therein (taken as a whole) inadequate for the practical realization of the principal benefits purported to be afforded thereby (except for the economic consequences of procedural or other delay).

The opinions set forth above are subject to the following qualifications:

(a) In rendering the opinion in paragraph 3 above, we have assumed that the Covered Companies are subject only to New York State laws and regulations generally applicable to companies doing business in the State of New York.

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(b) In rendering the opinion in paragraph 7 above, we have assumed that none of the Lenders is a “creditor” within the meaning of Regulation T of the Board.

(c) We express no opinion as to (i) either Sections 2.16 or 10.08 of the Credit Agreement or Section 2(g) of the Security Agreement insofar as it provides that any holder of a participation in a Loan or LC Reimbursement Obligation may exercise set-off or similar rights with respect to such participation and (ii) the effect of the law of any jurisdiction other than the State of New York wherein any Lender may be located or wherein enforcement of the Credit Agreement or any of the other Covered Documents may be sought that limits the rates of interest legally chargeable or collectible.

(d) With respect to the submission in any Covered Document to the jurisdiction of a United States federal court sitting in the State of New York, we express no opinion as to the subject matter jurisdiction of any such court to adjudicate any action relating to the Covered Document where jurisdiction based on diversity of citizenship under 28 U.S.C. §1332 or §1404(a) does not exist.

(e) Our opinion in paragraph 1 above is subject to the effective rate of interest payable by the Company in connection with the transactions contemplated by the Financing Documents being not in excess of 25% per annum. In addition, we express no opinion as to the applicability or effect of the laws of any jurisdiction other than the State of New York wherein any Lender may be located or wherein enforcement of the Credit Agreement may be sought that may limit the rates of interest which may be charged or collected.

(f) We have assumed that any assignments made by or among the Lenders of their rights and obligations under the Credit Agreement will not contravene New York Judiciary Law Section 489 (which makes it a criminal offense to take an assignment of a debt obligation with the intent of and for the purpose of bringing an action or proceeding thereon).

The foregoing opinions are limited to the federal law of the United States, the law of the State of New York, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware and Subchapter X of the Revised Uniform Partnership Act of the State of Delaware, but we express no opinion as to any state securities or Blue Sky laws, United States federal securities laws or any other regulations or laws specific to the healthcare industry.

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We are furnishing this opinion letter to you, as a Lender, and in the case of JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, solely for your benefit in your capacity as such in connection with the transactions contemplated by the Credit Agreement. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. Notwithstanding the foregoing, a copy of this opinion may be furnished to, and relied upon by, any transferee of a Lender’s rights and obligations under the Credit Agreement properly transferred in accordance with the Credit Agreement, and any such transferee may show this opinion to any governmental authority pursuant to requirements of applicable law or regulations. The opinions expressed herein are rendered on and as of the date hereof, and we assume no obligation to advise you or any such transferee or governmental authority or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

CLEARY, GOTTLIEB, STEEN & HAMILTON

By
Sung K. Kang, a Partner

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EXHIBIT B.4

MORRIS, NICHOLS, ARSHT & TUNNELL

1201 NORTH MARKET STREET

P. O. BOX 1347

WILMINGTON, DELAWARE 19899-1347

TELEPHONE (302) 658-9200

TELECOPY (302) 658-3989

June 28, 2004

To the Collateral Agent (as defined below) and

  the Lenders Party to the Credit Agreement

  Referred to Below

Re: Kindred Healthcare, Inc.

Ladies and Gentlemen:

We have acted as special Delaware counsel to Kindred Healthcare, Inc., a Delaware corporation (the “Borrower”), and each of the Subsidiary Guarantors listed on Exhibit 1 hereto (the Borrower and each of such Subsidiary Guarantors being sometimes herein individually referred to as a “Company” and, collectively, as the “Companies”), in connection with certain matters of Delaware law set forth below relating to (i) that certain Amended and Restated Credit Agreement dated as of June 28, 2004 (the “Credit Agreement”) among the Borrower, the lenders party thereto, JPMorgan Chase Bank, as administrative agent and as collateral agent (in such capacity, the “Collateral Agent”), Citicorp USA, Inc., as syndication agent, and General Electric Capital Corporation, the CIT Group/Business Credit, Inc. and Wells Fargo Foothill, as co-documentation agents, and (ii) that certain Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (the “Guarantee and Security Agreement”) among the Companies and the Collateral Agent. Capitalized terms used herein and not otherwise herein defined are used as defined in the Guarantee and Security Agreement. Non-capitalized terms used in connection with the opinions given herein with respect to matters within the scope of Article 9 of the Uniform Commercial Code are used as defined in the Uniform Commercial Code as enacted and presently in effect in the State of Delaware (the “Delaware UCC”), to the extent that they are defined in the Delaware UCC.

In rendering this opinion, we have examined and relied upon copies of the following documents in the forms provided to us: the Credit Agreement; the Guarantee and Security Agreement; UCC-1 Financing Statements and, as applicable, amendments thereto naming the applicable Company as “debtor” and the Collateral Agent as “secured party” in the forms attached hereto as Exhibit 2 (each, as amended, as applicable, a “Financing Statement,” and, collectively, the “Financing Statements”) to be filed in the Office of the Secretary of State of the State of Delaware (the “State Office”); and certifications of good standing of the Companies obtained as of a recent date from the State Office. In such examinations, we have

To the Collateral Agent and the Lenders

June 28, 2004

assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed and the legal capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) the due formation or organization, valid existence and good standing of each entity that is a signatory to any of the documents examined by us under the laws of the jurisdiction of its formation or organization; (ii) the due authorization, authentication, adoption, approval, certification, acknowledgement, execution and delivery, as applicable, of each of the above-referenced documents by each of the parties thereto; (iii) that each of the Credit Agreement and the Guarantee and Security Agreement constitutes a legal, valid and binding agreement of each of the parties thereto and is enforceable against each of the parties thereto in accordance with its terms; (iv) that no Company was originally or is organized or existing under the laws of any jurisdiction other than the State of Delaware; and (v) that the documents examined by us are in full force and effect, express the entire understanding of the parties thereto with respect to the subject matter thereof and have not been amended, supplemented or otherwise modified. We have not reviewed any documents other than those referenced above in connection with rendering this opinion, and we have assumed there are no other documents that are contrary to or inconsistent with the opinions herein expressed. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. As to any facts material to our opinion, other than those assumed, we have relied without independent investigation on the above-referenced documents and on the accuracy as of the date hereof of the matters therein contained.

Based on and subject to the foregoing and to the qualifications set forth below, and limited in all respects to matters of Delaware law, it is our opinion that:

1. Solely to the extent that the Delaware UCC is applicable to the perfection of the security interest of the Collateral Agent in the Collateral owned by a Company (the “Company Collateral”), (A) the Financing Statement relating to such Company is in sufficient form for filing with the State Office under the Delaware UCC with respect to the portion of the Company Collateral as to which a security interest can be perfected by filing a financing statement in the State Office under the Delaware UCC (the “Company Filing Collateral”), and (B) upon the proper filing of such Financing Statement in the State Office pursuant to the provisions of the Delaware UCC, the security interest of the Collateral Agent in such Company Filing Collateral will be perfected.

2. Solely to the extent that the Delaware UCC is applicable to the authorization of the filing of the Financing Statements, for purposes of Section 9-509 of the Delaware UCC, each of the Companies, pursuant to the Guarantee and Security Agreement, authorized the filing of the relevant Financing Statement with respect to perfection of the security interest of the Collateral Agent in the applicable Filing Collateral (as defined below).

3. Each of the Financing Statements includes all of the types of information required by Section 9-502(a) of the Delaware UCC with respect to perfection of the security interest in the applicable Filing Collateral in favor of the Collateral Agent. Each of the Financing Statements also includes all of the types of information without which the State Office

To the Collateral Agent and the Lenders

June 28, 2004

may refuse to accept such Financing Statement pursuant to Section 9-516(b)(3)-(5) of the Delaware UCC.

4. Under Delaware law, the State of Delaware must maintain a public record showing each of the Companies to have been organized, and accordingly, solely to the extent that the Delaware UCC is applicable to the determination of whether each of the Companies is a “registered organization,” each of the Companies is a “registered organization” for the purposes of Section 9-102(a)(70) of the Delaware UCC.

In connection with the opinions set forth in paragraph 1 above, we have assumed (i) that the Guarantee and Security Agreement creates or, with respect to after acquired property, will create in favor of the Collateral Agent a valid security interest in and to the Company Filing Collateral of each of the Companies (collectively, the “Filing Collateral”), which security interest has attached or, with respect to after acquired property, will attach under the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”) and (ii) that under the New York UCC, the substantive law of the Delaware UCC (and not the Delaware UCC choice-of-law rules) governs the perfection of a security interest in the Filing Collateral.

In addition, in connection with the opinions set forth above, we express no opinion as to (i) the effect of perfection or nonperfection or the priority of any security interest of the Collateral Agent in any portion of the Filing Collateral, (ii) any Collateral until such Collateral is acquired by the applicable Company, (iii) the rights or interests of any of the parties to the Guarantee and Security Agreement or any other person or entity in, or title of any such parties, persons or entities to, any of the Collateral, or as to the value of any such Collateral, (iv) in the case of any Collateral that is secured by other property, the rights or interests of any of the parties to the Guarantee and Security Agreement or any other person or entity in, or title of any such parties, persons or entities to, any of such underlying property, (v) any Collateral other than the Filing Collateral, (vi) any Filing Collateral due from any government or any agency or instrumentality thereof, (vii) any Filing Collateral that constitutes as extracted collateral or timber to be cut, (viii) any Filing Collateral that constitutes commercial tort claims, (ix) any Filing Collateral that constitutes consumer goods, (x) any Filing Collateral that constitutes goods subject to a negotiable document of title and (xi) transactions excluded from the application of Article 9 of the Delaware UCC pursuant to the provisions of Section 9-109 thereof. Further, to the extent the opinions set forth above relate to proceeds, such opinions are subject to the qualification that the perfection of an interest in proceeds is subject to the limitations and requirements of Section 9-315 of the Delaware UCC.

Further, in connection with the opinions set forth above, we note that the security interest of the Collateral Agent in certain Filing Collateral may be subject to the rights of account debtors in respect of such Filing Collateral, claims and defenses of such account debtors and terms of agreements with such account debtors.

In addition, in connection with the opinions set forth above, we express no opinion as to any actions that may be required to be taken periodically under the Delaware UCC or other applicable law in order for the effectiveness of the Financing Statements, or the perfection of the security interest of the Collateral Agent in the Filing Collateral, to be

To the Collateral Agent and the Lenders

June 28, 2004

maintained. We note, however, that the perfection of the security interest of the Collateral Agent in the Filing Collateral and the effectiveness of each Financing Statement will either terminate or be materially limited (i) unless an appropriate continuation statement is properly filed (a) within the period of six months prior to the expiration of the five-year period from the date of the original filing of the Financing Statement and (b) if a prior continuation statement has been filed, within the period of six months prior to the expiration of the Financing Statement continued by such prior continuation statement, (ii) if a Company changes its name so as to make the relevant Financing Statement seriously misleading, unless an amendment to such Financing Statement that renders such Financing Statement not seriously misleading is properly filed within four months after such a change in name, (iii) if a Company changes its jurisdiction of formation or organization to another jurisdiction, four months after such Company changes its jurisdiction of formation or organization to another jurisdiction, unless such security interest is perfected in such new jurisdiction within such time, (iv) if a Company transfers the Filing Collateral to a person or entity that thereby becomes a debtor and is located in another jurisdiction, one year after such Company transfers such Filing Collateral to a person or entity that thereby becomes a debtor and is located in another jurisdiction, unless such security interest is perfected in such new jurisdiction within such time, and (v) if a Company becomes organized under the laws of another jurisdiction in addition to the State of Delaware.

Further, the opinions set forth in paragraph 1 above are subject to the effect of (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies by, and other acts of, a creditor.

The opinions herein expressed are intended solely for the benefit of the addressees hereof and their permitted successors and assigns under the Credit Agreement and may not be relied upon by any other person or entity or for any other purpose without our prior written consent. This opinion speaks only as of the date hereof, and is based on our understandings and assumptions as to present facts and a review of the above-referenced documents and the application of Delaware law as the same exist on the date hereof, and we undertake no duty to update or supplement this opinion for the benefit of any person or entity (including any permitted successor or assign of any addressee hereof) with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts, circumstances or law that may hereafter occur or take effect.

Very truly yours,

MORRIS, NICHOLS, ARSHT & TUNNELL

Jonathan I. Lessner

EXHIBIT 1

SUBSIDIARY GUARANTORS

CPC Managed Care Health Services, Inc.

First Rehab, Inc.

Helian Health Group, Inc.

Kindred Acute Pulmonary East, Inc.

Kindred Acute Pulmonary Limited Partnership

Kindred Acute Pulmonary West, Inc.

Kindred Facility Services, Inc.

Kindred Healthcare Operating, Inc.

Kindred Healthcare Services, Inc.

Kindred Holdings, L.L.C.

Kindred Homecare Services, Inc.

Kindred Hospital Pharmacy Services, Inc.

Kindred Hospitals East, L.L.C.

Kindred Hospitals Limited Partnership

Kindred Hospitals West, L.L.C.

Kindred Institutional Pharmacy Services, Inc.

Kindred Insurance Holdings, Inc.

Kindred Investment Company

Kindred Nevada, L.L.C.

Kindred Nursing Centers Central Limited Partnership

Kindred Nursing Centers East, L.L.C.

Kindred Nursing Centers Limited Partnership

Kindred Nursing Centers North, L.L.C.

Kindred Nursing Centers South, L.L.C.

Kindred Nursing Centers West, L.L.C.

Kindred Pharmacy Services, Inc.

Kindred Rehab Services, Inc.

Kindred Support Services, L.L.C.

Kindred Systems, Inc.

KPS East, Inc.

KPS Midwest, Inc.

KPS Mountain, Inc.

KPS Seattle, Inc.

KPS Wisconsin, Inc.

Medisave of Tennessee, Inc.

PersonaCare Living Center of Clearwater, Inc.

PersonaCare of Bradenton, Inc.

PersonaCare of Clearwater, Inc.

PersonaCare of Georgia, Inc.

PersonaCare of Huntsville, Inc.

PersonaCare of Little Rock, Inc.

PersonaCare of Ohio, Inc.

PersonaCare of Owensboro, Inc.

PersonaCare of Pennsylvania, Inc.

PersonaCare of Pompano East, Inc.

PersonaCare of Pompano West, Inc.

PersonaCare of Reading, Inc.

PersonaCare of San Antonio, Inc.

PersonaCare of San Pedro, Inc.

PersonaCare of Shreveport, Inc.

PersonaCare of St. Petersburg, Inc.

PersonaCare of Warner Robins, Inc.

PersonaCare of Wisconsin, Inc.

Respiratory Care Services, Inc.

Specialty Healthcare Services, Inc.

TheraTx Healthcare Management, Inc.

TheraTx Health Services, Inc.

TheraTx Rehabilitation Services, Inc.

EXHIBIT 2

FINANCING STATEMENTS

EXHIBIT C: FORM OF SECURITY AGREEMENT

EXECUTION COPY

AMENDED AND RESTATED GUARANTEE

AND SECURITY AGREEMENT

dated as of

June 28, 2004

among

KINDRED HEALTHCARE, INC.,

THE SUBSIDIARY GUARANTORS PARTY HERETO

and

JPMORGAN CHASE BANK,

as Collateral Agent

SCHEDULES:

Schedule 1	Securities and Securities Accounts Owned by Original Lien Grantors

Schedule 2	List of Material Government Contracts

EXHIBITS:

Exhibit A	Form of Security Agreement Supplement

Exhibit B	Form of Copyright Security Agreement

Exhibit C	Form of Patent Security Agreement

Exhibit D	Form of Trademark Security Agreement

Exhibit E	Form of Perfection Certificate

Exhibit F	Form of Issuer Control Agreement

Exhibit G	Form of Securities Account Control Agreement

Exhibit H	Form of Deposit Account Control Agreement

Exhibit I-1	Form of Assignment of Government Contract

Exhibit I-2	Form of Notice of Assignment of Government Contract

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AMENDED AND RESTATED GUARANTEE AND SECURITY AGREEMENT

AMENDED AND RESTATED AGREEMENT dated as of June 28, 2004 among KINDRED HEALTHCARE, INC., the SUBSIDIARY GUARANTORS party hereto and JPMORGAN CHASE BANK, as Collateral Agent.

WHEREAS, Kindred Healthcare Operating, Inc. (f/k/a Vencor Operating, Inc.) (the “Original Borrower”) entered into the $120,000,000 Credit Agreement, dated as April 20, 2001, among the Original Borrower, as borrower, the Borrower, the lenders party thereto, the Swingline Bank party thereto, the LC Issuing Banks party thereto, JPMorgan Chase Bank (as successor in interest to Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent, and General Electric Capital Corporation, as Documentation Agent and Collateral Monitoring Agent (as in effect immediately prior to the Effective Date, the “Exit Facility”);

WHEREAS, (a) the Borrower, the parent company of the Original Borrower, guaranteed the obligations of the Original Borrower under the Exit Facility pursuant to the Vencor Guaranty Agreement (as defined in the Exit Facility) and (b) the Restricted Subsidiaries (as defined in the Exit Facility) of the Original Borrower guaranteed the obligations of the Original Borrower under the Exit Facility pursuant to the Subsidiary Guaranty Agreement (as defined in the Exit Facility), which guarantees by the Borrower and such Restricted Subsidiaries were secured pursuant to the Security Agreement (as defined in the Exit Facility);

WHEREAS, on the Effective Date, (a) the Borrower will assume all of the obligations of the Original Borrower under the Exit Facility, (b) the Borrower will be released from its obligations under the Vencor Guaranty Agreement (as defined in the Exit Facility) and (c) the Original Borrower will assume the obligations of the Borrower under the Vencor Guaranty Agreement and thereby guarantee all of the obligations of the Borrower and will secure its guarantee hereunder;

WHEREAS, also on the Effective Date, the Security Agreement, the Vencor Guaranty Agreement and the Subsidiary Guaranty Agreement (each as defined in the Exit Facility) will be amended and restated in their entirety to read as set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

(a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

(b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term	UCC
Authenticate	9-102
Certificated Security	8-102
Chattel Paper	9-102
Commercial Tort Claim	9-102
Deposit Account	9-102
Document	9-102
Entitlement Holder	8-102
Entitlement Order	8-102
Equipment	9-102
Financial Asset	8-102 & 103
General Intangibles	9-102
Goods	9-102
Instrument	9-102
Inventory	9-102
Investment Property	9-102
Payment Intangible	9-102
Record	9-102
Securities Account	8-501
Securities Intermediary	8-102
Security	8-102 & 103
Security Entitlement	8-102
Supporting Obligations	9-102
Tangible Chattel Paper	9-102
Uncertificated Security	8-102

(c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

“Account” has the meaning specified in Section 9-102 of the UCC; provided that the term “Account” shall not include a Lien Grantor’s right, title and interest in and to any Retained Collection Rights.

“Assignment of Claims Act” has the meaning specified in Section 9(e).

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“Borrower” means Kindred Healthcare, Inc. (f/k/a Vencor, Inc.), a Delaware corporation.

“Cash Collateral Account” has the meaning set forth in Section 14.

“Cash Distributions” means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral.

“Collateral” means all property, whether now owned or hereafter acquired, on which a security interest or other Lien is granted or purports to be granted to the Collateral Agent pursuant to the Collateral Documents. When used with respect to a specific Lien Grantor, the term “Collateral” means all its property on which such a security interest or other Lien is granted or purports to be granted.

“Collateral Accounts” means the Cash Collateral Accounts, the Controlled Deposit Accounts, the Controlled Securities Accounts and the Investment Property Collateral Accounts.

“Collateral Agent” means JPMorgan Chase Bank, in its capacity as collateral agent for the holders of the Secured Obligations under the Financing Documents.

“Collateral Documents” means this Agreement, the Security Agreement Supplements, the Deposit Account Control Agreements, the Issuer Control Agreements, the Securities Account Control Agreements, the Mortgages, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, control agreements, mortgages or similar instruments delivered pursuant to the Financing Documents.

“Contingent Secured Obligation” means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is:

(i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it;

(ii) an obligation under a Designated Interest Rate Agreement to make payments that cannot be quantified at such time;

(iii) any other obligation (including any guarantee) that is contingent in nature at such time; or

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(iv) an obligation to provide collateral to secure any of the foregoing types of obligations.

“Control” has the following meanings:

(a) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106; and

(b) when used with respect to any Deposit Account, the meaning specified in UCC Section 9-104.

“Controlled Deposit Account” means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank’s “customer” (as defined in UCC Section 4-104).

“Controlled Securities Account” means a Securities Account that (i) is maintained in the name of a Lien Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Lien Grantor, the Collateral Agent and such Securities Intermediary.

“Copyright License” means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including any agreement identified in Schedule 1 to any Copyright Security Agreement.

“Copyrights” means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

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“Copyright Security Agreement” means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

“Credit Agreement” means the Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Citicorp USA, Inc., as Syndication Agent, and General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and Wells Fargo Foothill, as Co-Documentation Agents.

“Deposit Account Control Agreement” means, with respect to any Deposit Account of any Lien Grantor, a Deposit Account Control Agreement substantially in the form of Exhibit H (with any changes that the Collateral Agent shall have approved) among such Lien Grantor, the Collateral Agent and the relevant Depositary Bank, (i) providing that such Depositary Bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in such Deposit Account without further consent by such Lien Grantor and (ii) subordinating to the relevant Security Interest all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto).

“Depositary Bank” means a bank at which a Controlled Deposit Account is maintained.

“Equity Interest” means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof, (v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

“Exit Facility” has the meaning specified in the recitals hereto.

“Federal Government” means the federal government of the United States or any agency or instrumentality thereof.

“Foothill Nursing Company Promissory Notes” means the $1,800,842 promissory note, the $400,000 promissory note and the $3,690,000 promissory note made by Foothill Nursing Company Partnership in favor of Kindred Healthcare Operating (successor to First Healthcare Corporation).

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“Foreign Subsidiary” means any Subsidiary which is a “controlled foreign corporation” within the meaning of the Internal Revenue Code of 1986, as amended from time to time.

“Intellectual Property” means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights, (vi) Copyright Licenses, (vii) confidential information, (viii) proprietary technology, (ix) trade secrets, (x) domain names and (xi) mask works, and all rights in or under any of the foregoing.

“Intellectual Property Filing” means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Security Interest granted to the Collateral Agent in such Recordable Intellectual Property.

“Intellectual Property Security Agreement” means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

“Investment Property Collateral Account” has the meaning specified in Section 12.

“Issuer Control Agreement” means an Issuer Control Agreement substantially in the form of Exhibit F (with any changes that the Collateral Agent shall have approved).

“LC Reimbursement Obligations” means, at any time, all obligations of the Borrower to reimburse the Issuing Lender for amounts paid by it in respect of drawings under Letters of Credit.

“Lien Grantors” means the Borrower and the Subsidiary Guarantors.

“Liquid Investment” means a Temporary Cash Investment (other than commercial paper) that matures within 30 days after it is first included in the Collateral.

“LLC Interest” means a membership interest or similar interest in a limited liability company.

“Material Commercial Tort Claim” means a Commercial Tort Claim involving a claim for more than $5,000,000.

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“Material Government Contract” means a contract, between a Lien Grantor and either (i) the Federal Government or (ii) a state or local government or any agency or instrumentality thereof, that provides (or can reasonably be expected to provide) for payments to such Lien Grantor in an aggregate amount exceeding $5,000,000; provided that applicable federal, state or local law do not prohibit the granting of a security interest in, or Lien upon, such contract.

“Medicaid Receivable” means any Account with respect to which the obligor is a state governmental authority (or agent thereof) obligated to pay, pursuant to federal or state Medicaid program statutes or regulations, for services rendered to eligible beneficiaries thereunder.

“Medicare Receivable” means any Account with respect to which the obligor is a federal governmental authority (or agent thereof) obligated to pay, pursuant to federal Medicare program statutes or regulations, for services rendered to eligible beneficiaries thereunder.

“Non-Contingent Secured Obligation” means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

“Opinion of Counsel” means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case approved by the Collateral Agent) addressed and delivered to the Collateral Agent.

“Original Lien Grantor” means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

“own” refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and “acquire” refers to the acquisition of any such rights.

“Partnership Interest” means a partnership interest, whether general or limited.

“Patent License” means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including any agreement identified in Schedule 1 to any Patent Security Agreement.

“Patents” means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design

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letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Patent Security Agreement” means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

“Perfection Certificate” means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and signed by an officer of such Lien Grantor; provided that in the case of Perfection Certificates required to be delivered in connection with the Closing, such requirements may be satisfied as to all Lien Grantors through the delivery on their behalf by the Borrower of Perfection Certificates, duly executed by a Financial Officer, that sets forth in a form satisfactory to the Collateral Agent all of the information required to be provided.

“Permitted Liens” means (i) the Security Interests and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to Section 7.02 of the Credit Agreement.

“Personal Property Collateral” means all property included in the Collateral except Real Property Collateral.

“Pledged”, when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, “Pledged Equity Interest” means an Equity Interest that is included in the Collateral at such time.

“Post-Petition Interest” means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Lien Grantors (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

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“Proceeds” means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

“Real Property Collateral” means all real property (including leasehold interests in real property) included in the Collateral.

“Recordable Intellectual Property” means (i) any Patent registered with the United States Patent and Trademark Office, and any Patent License with respect to a Patent so registered, (ii) any Trademark registered with the United States Patent and Trademark Office, and any Trademark License with respect to a Trademark so registered and (iii) any Copyright registered with the United States Copyright Office and any Copyright License with respect to a Copyright so registered, and all rights in or under any of the foregoing.

“Release Conditions” means the following conditions for releasing all the Secured Guarantees and terminating all the Security Interests:

(i) all Commitments under the Credit Agreement shall have expired or been terminated;

(ii) all Non-Contingent Secured Obligations shall have been paid in full; and

(iii) no Contingent Secured Obligation (other than contingent indemnification and expense reimbursement obligations as to which no claim shall have been asserted) shall remain outstanding;

provided that the condition in clause (iii) shall not apply to outstanding Letters of Credit if (x) no Event of Default has occurred and is continuing and (y) the Borrower has granted to the Collateral Agent, for the benefit of the Lenders, a security interest in Temporary Cash Investments acceptable to the Required Lenders (or causes a bank acceptable to the Required Lenders to issue a letter of credit naming the Collateral Agent as beneficiary) in an amount exceeding 105% of the LC Exposure (plus any accrued and unpaid interest thereon) as of the date of such termination, on terms and conditions and pursuant to documentation reasonably satisfactory to the Required Lenders.

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“Retained Collection Rights” means, with respect to any Medicaid Receivable, Medicare Receivable, VA Receivable, TRICARE Receivable or CHAMPUS Receivable of any Lien Grantor, the right of such Lien Grantor to collect and receive from the obligor thereon payments in respect of such Receivable in the absence of a court order requiring such obligor to submit payments thereon directly to a Person other than such Lien Grantor.

“Secured Agreement”, when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Borrower, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

“Secured Guarantee” means, with respect to each Subsidiary Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

“Secured Obligations” means (i) all principal of all Loans and LC Reimbursement Obligations outstanding from time to time under the Credit Agreement, all interest (including Post-Petition Interest) on such Loans and LC Reimbursement Obligations and all other amounts now or hereafter payable pursuant to any Financing Document and (ii) all obligations (if any) designated by the Borrower as additional Secured Obligations pursuant to Section 27.

“Secured Parties” means the holders from time to time of the Secured Obligations.

“Secured Party Requesting Notice” means, at any time, a Secured Party that has, at least five Business Days prior thereto, delivered to the Collateral Agent a written notice (i) stating that it holds one or more Secured Obligations and wishes to receive copies of the notices referred to in Section 24(g) and (ii) setting forth its address, facsimile number and e-mail address to which copies of such notices should be sent.

“Securities Account Control Agreement” means, when used with respect to a Securities Account, a Securities Account Control Agreement substantially in the form of Exhibit G (with any changes that the Collateral Agent shall have approved) among the relevant Securities Intermediary, the relevant Lien Grantor and the Collateral Agent to the effect that such Securities Intermediary will comply with Entitlement Orders originated by the Collateral Agent with respect to such Securities Account without further consent by the relevant Lien Grantor.

“Security Agreement Supplement” means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the

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Collateral Agent for the purpose of adding a Subsidiary as a party hereto pursuant to Section 26 and/or adding additional property to the Collateral.

“Security Interests” means the Liens granted by the Lien Grantors under the Collateral Documents.

“Subsidiary Guarantor” means each Subsidiary listed on the signature pages hereof under the caption “Subsidiary Guarantors” and each Subsidiary that shall, at any time after the date hereof, become a Subsidiary Guarantor pursuant to Section 26.

“Trademark License” means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

“Trademarks” means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Trademark Security Agreement” means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the

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provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“VA Receivable” means any Account payable pursuant to CHAMPVA.

“United States” means the United States of America.

(d) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (v) the word “property” shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Guarantees by Subsidiary Guarantors.

(a) Secured Guarantees. Each Subsidiary Guarantor, jointly and severally, unconditionally and irrevocably guarantees the full and punctual payment of each Secured Obligation as and when the same shall become due and payable (whether at stated maturity, upon acceleration or otherwise). If the Borrower fails to pay any Secured Obligation punctually when due and payable, each Subsidiary Guarantor unconditionally agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

(b) Secured Guarantees Unconditional. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

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(i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower, any other Subsidiary Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

(ii) any modification, waiver or amendment of or supplement to any Secured Agreement;

(iii) any release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of the Borrower, any other Subsidiary Guarantor or any other Person under any Secured Agreement;

(iv) any change in the corporate existence, structure or ownership of the Borrower, any other Subsidiary Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Subsidiary Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Borrower, any other Subsidiary Guarantor or any other Person under any Secured Agreement;

(v) the existence of any claim, set-off or other right whatsoever (in any case, whether based on contract, tort or any other theory) that such Subsidiary Guarantor may have at any time against the Borrower, any other Subsidiary Guarantor, any Secured Party or any other Person, whether in connection with the Financing Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi) any invalidity or unenforceability relating to or against the Borrower, any other Subsidiary Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by the Borrower, any other Subsidiary Guarantor or any other Person; or

(vii) any other act or omission to act or delay of any kind by the Borrower, any other Subsidiary Guarantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Subsidiary Guarantor hereunder (other than a discharge arising from the payment in full of the Secured Obligations).

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(c) Release of Secured Guarantees. (i) All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Borrower or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

(ii) If all the capital stock of a Subsidiary Guarantor or all the assets of a Subsidiary Guarantor are sold to a Person other than the Borrower or one of its Subsidiaries in a transaction permitted by the Credit Agreement (any such sale, a “Sale of Subsidiary Guarantor”) or upon a Subsidiary Guarantor becoming an Unrestricted Subsidiary in accordance with Section 5.06 of the Credit Agreement (any such event, an “Unrestricted Subsidiary Designation”), the Collateral Agent shall release such Subsidiary Guarantor from its Secured Guarantee. Such release shall not require the consent of any Secured Party, and the Collateral Agent shall be fully protected in relying on a certificate of the Borrower as to whether any particular sale constitutes a Sale of Subsidiary Guarantor or as to whether any particular event constitutes an Unrestricted Subsidiary Designation.

(iii) In addition to any release permitted by subsection (ii), the Collateral Agent may release any Secured Guarantee with the prior written consent of the Required Lenders; provided that any release of all or substantially all the Secured Guarantees shall require the consent of all the Lenders.

(d) Waiver by Subsidiary Guarantors. Each Subsidiary Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other Subsidiary Guarantor or any other Person.

(e) Subrogation. A Subsidiary Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that no Subsidiary Guarantor shall enforce any payment by way of subrogation against the Borrower, or by reason of contribution against any other guarantor of such Secured Obligation, until all the Release Conditions have been satisfied.

(f) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by the Borrower is stayed by reason of the insolvency or receivership of the Borrower or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall

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nonetheless be payable by the Subsidiary Guarantors hereunder forthwith upon demand by the Collateral Agent made, in the case of any Loans, at the request of the Required Lenders or, in the case of obligations under a Designated Interest Rate Agreement, at the request of the relevant Interest Hedge Counterparty.

(g) Right of Set-Off. If an Event of Default shall have occurred and be continuing or if any Secured Obligation is not paid promptly when due, each of the Secured Parties and their respective Affiliates is authorized, at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Subsidiary Guarantor against any of and all the obligations of such Subsidiary Guarantor now or hereafter existing under its Secured Guarantee, irrespective of whether or not such Secured Party shall have made any demand thereunder and although such obligations may be unmatured. The rights of each Secured Party under this subsection are in addition to all other rights and remedies (including other rights of set-off) that such Secured Party may have.

(h) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Subsidiary Guarantor and its successors and assigns, and shall be enforceable by the Collateral Agent or the Secured Parties. If all or part of any Secured Party’s interest in any Secured Obligation is assigned or otherwise transferred, the transferor’s rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

(i) Limitation on Obligations of Subsidiary Guarantor. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

SECTION 3. Grant of Security Interest.

(a) The Borrower, in order to secure the Secured Obligations, and each Subsidiary Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Collateral Agent for the benefit of the Secured Parties, a continuing security interest in all the following property of the Borrower or such Subsidiary Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

(i) all Accounts;

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(ii) all Documents;

(iii) all Equipment;

(iv) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);

(v) all Goods;

(vi) all Instruments;

(vii) all Inventory;

(viii) all Chattel Paper;

(ix) all Deposit Accounts;

(x) all Investment Property;

(xi) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

(xii) such Original Lien Grantor’s ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and (4) all other money in the possession of the Collateral Agent; and

(xiii) all Proceeds of the Collateral described in the foregoing clauses (i) through (xii);

provided that the following property is excluded from the foregoing security interests: (A) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (B) voting Equity Interests in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 66% of all voting Equity Interests in such Foreign Subsidiary, (C) Equipment leased by an Original Lien Grantor under a lease that prohibits the granting of a Lien on such Equipment and any general intangibles or other rights arising under any contract, instrument, license or other document, in each such case if (but only to the extent that) the grant of a security interest therein would constitute a material violation of a valid and effective restriction in favor of a third party, unless and until all required consents shall have been obtained, (D) subject to Section 5.09(f) of the Credit Agreement, Equity Interests in Cornerstone, (E) subject to Section 5.09(a)

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of the Credit Agreement, Equity Interests in Excluded Partnerships and (F) Equity Interests in Transitional Hospitals Corporation of Michigan, Inc. (“Transitional Hospitals”); provided that if Transitional Hospitals has not been sold on or prior to June 30, 2005 or upon a sale to the Borrower or any Restricted Subsidiary of the Borrower, Kindred Healthcare Operating (or the Borrower or other Restricted Subsidiary of whom Transitional Hospitals shall have become a Subsidiary) shall promptly (and in any event by no later than July 15, 2005) cause the Equity Interests in Transitional Hospitals to be added to the Collateral and shall comply with Section 11 with respect thereto. Each Original Lien Grantor shall use all reasonable efforts to obtain any required consent referred to in clause (C) that is reasonably obtainable; provided that no Original Lien Grantor shall be obligated to obtain any such consent with respect to any Retained Collection Rights or any Third Party Lease.

(b) With respect to each right to payment or performance included in the Collateral from time to time, the Security Interest granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

(c) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

(d) If the superintendent of insurance or other similar official having jurisdiction over any Insurance Subsidiary determines that any pledge of the shares of capital stock of such Insurance Subsidiary hereunder constitutes the acquisition of or a change of control with respect to such Insurance Subsidiary as to which the prior approval of such superintendent or similar official was required, then, immediately upon the relevant Lien Grantor’s (1) written memorialization of oral notice or (2) receipt of written notice from such official of such determination and without any action on the part of the Collateral Agent or any other Person, such pledge shall be rendered void ab initio and of no effect. Upon any such occurrence, (i) the Collateral Agent shall, at such Lien Grantor’s written request and expense, return all certificates representing such capital stock to such Lien Grantor and execute and deliver such documents as such Lien Grantor shall reasonably request to evidence such Lien Grantor’s retention of all rights in such capital stock and (ii) such Lien Grantor shall promptly submit a request to the superintendent of insurance or other appropriate official for approval of the pledge of such shares to the Collateral Agent hereunder and, upon receipt of such approval, shall forthwith pledge and deposit with the Collateral Agent certificates representing all of the outstanding shares of capital stock of such Insurance Subsidiary.

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SECTION 4. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

(a) Such Lien Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

(b) Schedule 1.01B of the Credit Agreement lists all Equity Interests in Subsidiaries and Affiliates owned by such Lien Grantor as of the Effective Date. Such Lien Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

(c) Schedule 1 lists, as of the Effective Date, (i) all Securities directly owned by such Lien Grantor (except Securities evidencing Equity Interests in Subsidiaries and Affiliates) and (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Lien Grantor owns Security Entitlements.

(d) All Pledged Equity Interests directly owned by such Lien Grantor and issued by any Subsidiary of such Lien Grantor are owned by it free and clear of any Lien other than (i) the Security Interests and (ii) any inchoate tax liens. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Financing Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest directly owned by such Lien Grantor and issued by any Subsidiary of such Lien Grantor with respect thereto.

(e) Such Lien Grantor has good and marketable title to all its Collateral (except Intellectual Property), free and clear of any Lien other than Permitted Liens. To the best of its knowledge, such Lien Grantor has good title or other rights in and to its Intellectual Property, free and clear of any Liens other than Permitted Liens.

(f) Other than granting Permitted Liens, such Lien Grantor has not performed any acts that might prevent the Collateral Agent from enforcing any of the provisions of the Collateral Documents or that would limit the Collateral Agent in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such

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Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to (i) Liens under the Senior Secured Notes Facility (so long as arrangements reasonably satisfactory to the Agent have been made for the termination of such financing statements, mortgages or other similar or equivalent documents on or promptly after the Effective Date) and (ii) Permitted Liens. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein (other than a Permitted Lien), except that (A) the Collateral Agent or its designee may have possession of Collateral as contemplated hereby and (B) cash and Temporary Cash Investments may be held in the Collateral Accounts or in any other account to the extent permitted by Section 7.13 of the Credit Agreement.

(g) The Security Interests in all Personal Property Collateral owned by such Lien Grantor (i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor’s Secured Guarantee, as the case may be.

(h) Such Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the Effective Date.

(i) When UCC financing statements describing the Collateral as set forth in an Exhibit to such Lien Grantor’s Perfection Certificate have been filed in the offices specified in such Perfection Certificate, the Security Interests will constitute perfected security interests in the Personal Property Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior (except in the case of Intellectual Property) to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor’s Recordable Intellectual Property (including any future filings required pursuant to Sections 5(a) and 10(a)), the Security Interests will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such UCC financing statements, (ii) such Intellectual Property Filings, (iii) the due recordation of memoranda of lease with respect to the Master Lease Agreements and any assignment thereof to the Borrower and (iv) the due recordation of the Mortgages, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Collateral Documents or is necessary for the validity or

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enforceability thereof or for the perfection or due recordation of the Security Interests or (except with respect to the capital stock of any Insurance Subsidiary) for the enforcement of the Security Interests.

(j) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in (i) any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors and (ii) any Payment Intangibles or promissory notes purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

(k) Such Lien Grantor’s Collateral is insured as required by the Credit Agreement.

(l) In executing and delivering this Agreement, such Lien Grantor (other than the Borrower) has (i) without reliance on the Collateral Agent or any other Secured Party or any information received from the Collateral Agent or any other Secured Party and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrower, the Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or the obligations and risks undertaken herein with respect to the Secured Obligations; (ii) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower; (iii) full and complete access to the Financing Documents and any other documents executed in connection with the Financing Documents; and (iv) not relied and will not rely upon any representations or warranties of the Collateral Agent or any other Secured Party not embodied herein or any acts heretofore or hereafter taken by the Collateral Agent or any other Secured Party (including but not limited to any review by the Collateral Agent or any other Secured Party of the affairs of the Borrower).

SECTION 5. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

(a) Such Lien Grantor will, from time to time, at the Borrower’s expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any Intellectual Property Filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to:

(i) create, preserve, perfect, confirm or validate the Security Interests in such Lien Grantor’s Collateral;

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(ii) in the case of Pledged Deposit Accounts listed on Schedule 4.01 of the Credit Agreement and Pledged Investment Property, cause the Collateral Agent to have Control thereof;

(iii) enable the Collateral Agent and the other Secured Parties to obtain the full benefits of the Collateral Documents; or

(iv) enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor’s Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements. Such Lien Grantor constitutes the Collateral Agent its attorney-in-fact to execute and file all Intellectual Property Filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Security Interests granted by such Lien Grantor terminate pursuant to Section 25. The Borrower will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

(b) Such Lien Grantor will not (i) change its name or corporate structure, (ii) change its location (determined as provided in UCC Section 9-307) or (iii) become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless such Lien Grantor shall have given the Collateral Agent prior notice thereof.

(c) At least 30 days before it takes any action contemplated by Section 5(b), such Lien Grantor will, at the Borrower’s expense, cause to be delivered to the Collateral Agent an officer’s certificate, in form and substance satisfactory to the Collateral Agent, to the effect that (i) all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect the Security Interests against all creditors of and purchasers from such Lien Grantor after it takes such action (except any continuation statements specified in such officer’s certificate that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose, (ii) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full and (iii) except as otherwise agreed by the Required Lenders, such action will not adversely affect the accuracy of such Lien Grantor’s representations and warranties herein relating to such Collateral.

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(d) If any of its Collateral is in the possession or control of a warehouseman, bailee or agent at any time, such Lien Grantor will (i) notify such warehouseman, bailee or agent of the relevant Security Interests, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Collateral Agent’s account subject to the Collateral Agent’s instructions (which shall permit such Collateral to be removed by such Lien Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use its best efforts to cause such warehouseman, bailee or agent to Authenticate a Record acknowledging that it holds possession of such Collateral for the Collateral Agent’s benefit and (iv) if such warehouseman, bailee or agent Authenticates such a Record, make such Authenticated Record available to the Collateral Agent.

(e) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that, unless an Enforcement Notice is in effect, (i) such Lien Grantor may sell, lease or exchange its Inventory and obsolete, unused or unnecessary Equipment, in each case in the ordinary course of business and (ii) such Lien Grantor may sell or otherwise dispose of any of its Collateral unless the sale or disposition thereof would violate any covenant in the Credit Agreement. Concurrently with any sale or other disposition (except a sale or disposition to another Lien Grantor) permitted by the foregoing proviso, the Security Interests in the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Agent or any other Secured Party. The Collateral Agent will, at the Borrower’s expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to a Security Interest.

(f) Such Lien Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence concerning such Lien Grantor’s Collateral that the Collateral Agent may reasonably request from time to time to enable it to enforce the provisions of the Collateral Documents.

(g) From time to time upon request by the Collateral Agent at the direction of the Required Lenders, or upon the request of the Collateral Agent in the case of any action contemplated by Section 5(b), such Lien Grantor will, at the Borrower’s expense, cause to be delivered to the Secured Parties an Opinion of Counsel satisfactory to the Collateral Agent as to such matters relating to the transactions contemplated hereby as the Required Lenders or the Collateral Agent, as the case may be, may reasonably request.

SECTION 6. Accounts. Each Lien Grantor represents, warrants and covenants as follows:

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(a) Such Lien Grantor will use its best efforts to cause to be collected from its account debtors, when due, all amounts owing under its Accounts (including delinquent Accounts, which will be collected in accordance with lawful collection procedures) and will apply all amounts collected thereon, forthwith upon receipt thereof, to the outstanding balances of such Accounts. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of business and consistent with such Lien Grantor’s historical collection practices. The reasonable costs and out-of-pocket expenses (including attorney’s fees) of collection, whether incurred by such Lien Grantor or the Collateral Agent, shall be paid by such Lien Grantor.

(b) Such Lien Grantor shall allow payments with respect to any of such Lien Grantor’s Accounts to be received in a lockbox or similar account other than a Controlled Deposit Account only to the extent that a breach of Section 7.13 of the Credit Agreement will not result therefrom. To the extent required by Section 7.13 of the Credit Agreement, the Lien Grantor will instruct the relevant depositary bank to transfer funds credited to any such account, as promptly as practicable after receipt thereof, to a Controlled Deposit Account designated by such Lien Grantor; provided that, if an Enforcement Notice is in effect, the Collateral Agent may designate the Controlled Deposit Account to which such funds are transferred.

(c) If an Enforcement Notice is in effect, such Lien Grantor will, if requested to do so by the Collateral Agent, promptly notify (and such Lien Grantor authorizes the Collateral Agent so to notify) each account debtor in respect of any of its Accounts (other than Accounts received or deposited in an account over which the Collateral Agent has Control) that such Accounts have been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Collateral Agent or its designee.

SECTION 7. Chattel Paper and Instruments. Except as to actions to be taken by the Collateral Agent, each Lien Grantor represents, warrants and covenants as follows:

(a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Collateral Agent as Collateral hereunder all Pledged Tangible Chattel Paper and Pledged Instruments (other than the Instruments listed on Schedule 3.13 of the

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Credit Agreement; provided that the Foothill Nursing Company Promissory Notes will be delivered to the Collateral Agent 60 Business Days after the Effective Date if such notes remain outstanding at such time) then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other Pledged Tangible Chattel Paper or Pledged Instrument, such Lien Grantor will as soon as practicable deliver such Pledged Tangible Chattel Paper or Pledged Instrument to the Collateral Agent as Collateral hereunder; provided that such Lien Grantor may retain for collection such Pledged Tangible Chattel Paper or Pledged Instrument in the ordinary course of business.

(b) So long as no Enforcement Notice is in effect, the Collateral Agent will, promptly upon request by the relevant Lien Grantor, make appropriate arrangements for making any Pledged Tangible Chattel Paper or Pledged Instrument previously delivered to it available to such Lien Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document).

(c) All Pledged Tangible Chattel Paper and Pledged Instruments owned by such Lien Grantor, when delivered to the Collateral Agent, will be indorsed to the order of the Collateral Agent, or accompanied by duly executed instruments of assignment, all in form and substance satisfactory to the Collateral Agent.

(d) Upon the delivery of any Pledged Tangible Chattel Paper or Pledged Instrument owned by such Lien Grantor to the Collateral Agent, the Security Interest in such Collateral will be perfected, subject to no prior Liens (other than Permitted Encumbrances) or rights of others.

SECTION 8. Commercial Tort Claims. Each Lien Grantor represents, warrants and covenants as follows:

(a) In the case of an Original Lien Grantor, there are no Material Commercial Tort Claims with respect to which such Original Lien Grantor is the claimant as of the Effective Date. In the case of any other Lien Grantor, Schedule 3 to its first Security Agreement Supplement will accurately describe, with the specificity required to satisfy Official Comment 5 to UCC Section 9-108, each Material Commercial Tort Claim with respect to which such Lien Grantor is the claimant as of the date on which it signs and delivers such Security Agreement Supplement.

(b) If any Lien Grantor acquires a Material Commercial Tort Claim after the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will promptly sign and deliver to the

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Collateral Agent a Security Agreement Supplement granting a security interest in such Material Commercial Tort Claim (which shall be described therein with the specificity required to satisfy Official Comment 5 to UCC Section 9-108) to the Collateral Agent for the benefit of the Secured Parties.

(c) Upon the filing of a UCC financing statement in the jurisdiction under the laws of which the relevant Lien Grantor is organized, the Security Interest in each Material Commercial Tort Claim described pursuant to subsection (a) or (b) above will be perfected, subject to no prior Liens (other than Permitted Encumbrances) or rights of others.

SECTION 9. Material Government Contracts. Except as to actions to be taken by the Collateral Agent, each Lien Grantor represents, warrants and covenants as follows:

(a) In the case of an Original Lien Grantor, Schedule 2 lists all Material Government Contracts to which such Lien Grantor is a party as of the Effective Date.

(b) In the case of any other Lien Grantor, Schedule 2 to its first Security Agreement Supplement will list all Material Government Contracts to which such Lien Grantor is a party as of the date on which it signs and delivers such Security Agreement Supplement. On or before such date such Lien Grantor will execute and deliver to the Collateral Agent assignments and notices of assignment, substantially in the forms of Exhibits I-1 and I-2 hereto, with respect to each of its Material Government Contracts with the Federal Government.

(c) Each Lien Grantor will, from time to time, amend and supplement the relevant Schedule 2 to include each Material Government Contract entered into by it after the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), by delivering to the Collateral Agent a supplemental schedule of Material Government Contracts. Concurrently therewith, such Lien Grantor will execute and deliver to the Collateral Agent assignments and notices of assignment, substantially in the forms of Exhibits I-1 and I-2, with respect to each Material Government Contract with the Federal Government listed on such supplemental schedule.

(d) Each Lien Grantor will, from time to time, execute and deliver to the Collateral Agent all assignments, notices of assignment and other documents required to be filed with any state or local government or agency to insure that such Lien Grantor’s Material Government Contracts with such government or agency are validly assigned to the Collateral Agent to the extent that such validity is governed by applicable provisions of state or local law.

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(e) If an Enforcement Notice is in effect or if the maturity of the Loans shall have been accelerated pursuant to Article 8 of the Credit Agreement, the Collateral Agent may, at the Borrower’s expense:

(i) file, deliver and record with the Federal Government in accordance with the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. Section 15 (the “Assignment of Claims Act”) any or all assignments and/or notices of assignment executed and delivered to the Collateral Agent pursuant to subsection (b) or (c) above; and

(ii) file, deliver and/or record with the relevant state or local government or agency any or all assignments, notices of assignment and/or other documents executed and delivered to the Collateral Agent pursuant to subsection (d) above.

(f) When the Collateral Agent files any notice of assignment referred to in subsection (b) or (c) above with the governmental authority or agency or other office described therein, the relevant Security Interest will constitute a valid assignment of the Material Government Contract identified therein, to the extent that such validity is governed by the Assignment of Claims Act.

SECTION 10. Recordable Intellectual Property. Each Lien Grantor covenants as follows:

(a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Recordable Intellectual Property then owned by it. Within 30 days after each March 31 and September 30 thereafter, it will sign and deliver to the Collateral Agent an appropriate Intellectual Property Security Agreement covering any Recordable Intellectual Property owned by it on such March 31 or September 30 that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly make all Intellectual Property Filings necessary to record the Security Interest in such Recordable Intellectual Property.

(b) Such Lien Grantor will notify the Collateral Agent as promptly as practicable if it knows that any application or registration relating to any material Recordable Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and

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Trademark Office or any court) regarding such Lien Grantor’s ownership of such material Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Lien Grantor’s rights to any material Recordable Intellectual Property are infringed, misappropriated or diluted by a third party, such Lien Grantor will notify the Collateral Agent as promptly as practicable after it learns thereof and will, unless such Lien Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances and in light of its business operations to protect such Recordable Intellectual Property.

SECTION 11. Investment Property. Each Lien Grantor represents, warrants and covenants as follows:

(a) Certificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities then directly owned by such Lien Grantor and issued by any Subsidiary of such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other certificate representing a Pledged Certificated Security directly owned by such Lien Grantor and issued by any Subsidiary of such Lien Grantor, such Lien Grantor will immediately deliver such certificate to the Collateral Agent as Collateral hereunder. The provisions of this subsection are subject to the limitation in Section 11(k) in the case of voting Equity Interests in a Foreign Subsidiary.

(b) Uncertificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security directly owned by such Lien Grantor and issued by any Subsidiary of such Lien Grantor and deliver such Issuer Control Agreement to the Collateral Agent (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Pledged Uncertificated Security directly owned by such Lien Grantor and issued by any Subsidiary of such Lien Grantor, such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Collateral Agent (which shall enter into the same). The provisions of this subsection are subject to Section 11(k) and Section 16.

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(c) Security Entitlements. On the Effective Date, such Lien Grantor (in the case of an Original Lien Grantor) will, with respect to each Security Entitlement then owned by it, enter into (and use its best efforts to cause the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of such Security Entitlement and the Securities Account to which the underlying Financial Asset is credited and will deliver such Securities Account Control Agreement to the Collateral Agent (which shall enter into the same). Thereafter, to the extent required by Section 7.13, such Lien Grantor will, with respect to each Security Entitlement owned by it, as promptly as practicable, cause the underlying Financial Asset to be credited to a Controlled Securities Account. The provisions of this subsection are subject to Section 16.

(d) Insurance Subsidiaries. If the Collateral includes any capital stock of an Insurance Subsidiary that is not represented by certificates, the relevant Lien Grantor shall exercise its best efforts to cause such capital stock to be represented by certificates and, promptly upon receipt thereof, comply with Section 11(a) with respect thereto. No Lien Grantor shall hold any capital stock of an Insurance Subsidiary in a Securities Account. The provisions of this subsection are subject to the limitation in Section 11(k) in the case of voting Equity Interests in a Foreign Subsidiary.

(e) Perfection as to Certificated Securities. When such Lien Grantor delivers the certificate representing any Pledged Certificated Security owned by it to the Collateral Agent and complies with Section 11(i) in connection with such delivery, (i) the Security Interest in such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Collateral Agent will have Control of such Pledged Certificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof; provided that the Collateral Agent does not have prior notice of any adverse claim to such Pledged Certificated Security.

(f) Perfection as to Uncertificated Securities. When such Lien Grantor, the Collateral Agent and the issuer of any Pledged Uncertificated Security owned by such Lien Grantor enter into an Issuer Control Agreement with respect thereto, (i) the Security Interest in such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Collateral Agent will have Control of such Pledged Uncertificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof; provided that the Collateral Agent does not have prior notice of any adverse claim to such Pledged Uncertificated Security.

(g) Perfection as to Security Entitlements. So long as the Financial Asset underlying any Security Entitlement owned by such Lien Grantor is credited to a Controlled Securities Account or to its Investment Property

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Collateral Account, (i) the Security Interest in such Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary that are Permitted Liens), (ii) the Collateral Agent will have Control of such Security Entitlement and (iii) no action based on an adverse claim to such Security Entitlement or such Financial Asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Collateral Agent or any other Secured Party; provided that the Collateral Agent or such other Secured Party does not have prior notice of such adverse claim to such Security Entitlement.

(h) Agreement as to Applicable Jurisdiction. In respect of all Security Entitlements owned by such Lien Grantor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary’s jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States.

(i) Delivery of Pledged Certificates. All certificates representing Pledged Certificated Securities, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

(j) Communications. Each Lien Grantor will promptly give to the Collateral Agent copies of any material notices and other communications received by it with respect to (i) Pledged Securities registered in the name of such Lien Grantor or its nominee and (ii) Pledged Security Entitlements as to which such Lien Grantor is the Entitlement Holder.

(k) Foreign Subsidiaries. A Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any voting Equity Interest in a Foreign Subsidiary if and to the extent (but only to the extent) that such voting Equity Interest is excluded from the Security Interests at such time pursuant to clause (B) of the proviso at the end of Section 3(a) and/or the comparable provisions of one or more Security Agreement Supplements.

(l) Compliance with Applicable Foreign Laws. If and so long as the Collateral includes (i) any Equity Interest in, or other Investment Property issued by, a legal entity organized under the laws of a jurisdiction outside the United States or (ii) any Security Entitlement in respect of a Financial Asset issued by such a foreign legal entity, the relevant Lien Grantor will take all such action as may be required under the laws of such foreign jurisdiction to ensure that the Security Interest in such Collateral ranks prior to all Liens and rights of others therein. If and so long as the Collateral includes any Pledged Uncertificated Security issued by such a foreign legal entity, the relevant Lien Grantor will

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comply with this subsection, and will not be required to comply with Section 11(b), with respect thereto.

SECTION 12. Investment Property Collateral Accounts. (a) At any time an Enforcement Notice is in effect, the Collateral Agent may establish, at an office located in the United States, a Securities Account with respect to each Lien Grantor (each an “Investment Property Collateral Account”), in the name and under the exclusive control of the Collateral Agent, to which there shall be credited from time to time (i) all Securities that are to be credited thereto pursuant to Section 16(a) or any other provision of any Collateral Document, (ii) any other Financial Assets that underlie Security Entitlements included in such Lien Grantor’s Collateral and (iii) the cash proceeds thereof. Each Investment Property Collateral Account will be operated as provided in Section 15.

(b) The Collateral Agent and each Lien Grantor agree (and each Lien Grantor will use its best efforts to cause the relevant Securities Intermediary, if other than the Collateral Agent, to agree) that (i) each Investment Property Collateral Account will be a Securities Account, (ii) the Collateral Agent will be the Entitlement Holder with respect thereto and (iii) all property (whether Investment Property, financial asset, security, instrument, cash or other property) credited to such account will be treated as Financial Assets.

SECTION 13. Controlled Deposit Accounts. Each Lien Grantor represents, warrants and covenants as follows:

(a) To the extent required by Section 7.13 of the Credit Agreement, all cash owned by such Lien Grantor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts. Each Controlled Deposit Account will be operated as provided in Section 15.

(b) In respect of each Controlled Deposit Account, the Depositary Bank’s jurisdiction (determined as provided in UCC Section 9-304) will at all times be a jurisdiction in which Article 9 of the Uniform Commercial Code is in effect.

(c) So long as the Collateral Agent has Control of a Controlled Deposit Account, the Security Interest in such Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others (except Permitted Encumbrances and the Depositary Bank’s right to deduct its normal operating charges and any uncollected funds previously credited thereto).

SECTION 14. Cash Collateral Accounts. (a) If and when required for purposes hereof, the Collateral Agent will establish with respect to each Lien Grantor an account (its “Cash Collateral Account”), in the name and under the

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exclusive control of the Collateral Agent, into which all amounts owned by such Lien Grantor that are to be deposited therein pursuant to the Financing Documents shall be deposited from time to time. Each Cash Collateral Account will be operated as provided in this Section and Section 15.

(b) The Collateral Agent shall deposit the following amounts, as and when received by it, in the Borrower’s Cash Collateral Account:

(i) each amount required by Section 2.04(k) or Section 2.09(c) of the Credit Agreement to be deposited therein to cover outstanding LC Reimbursement Obligations;

(ii) each Cash Distribution required by Section 18 to be deposited therein; and

(iii) each amount realized or otherwise received by the Collateral Agent with respect to assets of the Borrower upon any exercise of remedies pursuant to any Collateral Document.

(c) The Collateral Agent shall deposit in the Cash Collateral Account of each Lien Grantor (other than the Borrower):

(i) each Cash Distribution required by Section 18 to be deposited therein; and

(ii) each amount realized or otherwise received by the Collateral Agent with respect to assets of such Lien Grantor upon any exercise of remedies pursuant to any Collateral Document.

(d) The Collateral Agent shall maintain such records and/or establish such sub-accounts as shall be required to enable it to identify the amounts held in each Cash Collateral Account from time to time pursuant to each clause of subsection (b) or (c) of this Section, as applicable.

(e) Unless (x) the maturity of the Loans shall have been accelerated pursuant to Article 8 of the Credit Agreement or (y) an Enforcement Notice is in effect, the Collateral Agent shall withdraw amounts from the Cash Collateral Accounts and apply them for the following purposes:

(i) any amount deposited pursuant to Section 2.04(k) or Section 2.09(c) of the Credit Agreement to cover outstanding LC Reimbursement Obligations shall be withdrawn and applied to pay such LC Reimbursement Obligations as they become due; provided that such amount (to the extent not theretofore so applied) shall be withdrawn and

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returned to the Borrower if and when permitted by said Section 2.04(k) or Section 2.09(c), as applicable; and

(ii) any Cash Distribution deposited pursuant to Section 18 shall, at the relevant Lien Grantor’s request, (x) be withdrawn and applied to pay Secured Obligations that are then due and payable or (y) if no Enforcement Notice is in effect, be withdrawn and returned to such Lien Grantor.

SECTION 15. Operation of Collateral Accounts. (a) All Cash Distributions received with respect to assets held in any Collateral Account shall be deposited in a Collateral Account promptly upon receipt thereof.

(b) Funds held in any Controlled Securities Account or Investment Property Collateral Account may, until withdrawn, be invested and reinvested in such Liquid Investments as the relevant Lien Grantor shall request from time to time; provided that, if an Enforcement Notice is in effect, the Collateral Agent may select such Liquid Investments.

(c) Funds held in any Controlled Deposit Account or Cash Collateral Account may, until withdrawn, be invested and reinvested in such Liquid Investments as the relevant Lien Grantor shall request from time to time; provided that (i) if an Enforcement Notice is in effect, the Collateral Agent may select such Liquid Investments and (ii) if such Liquid Investments are to be held in a Securities Account, either (x) the Collateral Agent is the Entitlement Holder with respect to such Liquid Investments or (y) the relevant Entitlement Holder and the relevant Securities Intermediary shall have theretofore entered into a Securities Account Control Agreement with respect to such Securities Account and delivered it to the Collateral Agent (which shall enter into the same).

(d) With respect to each Collateral Account (except a Cash Collateral Account, as to which Section 14 applies), the Collateral Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Lien Grantor may withdraw, or direct the disposition of, funds held therein unless and until the Collateral Agent rescinds such instruction. The Collateral Agent will not rescind such instructions unless an Enforcement Notice is in effect.

(e) No Lien Grantor will cause funds to be transferred from a Collateral Account to any other account owned by the Borrower or any of its Subsidiaries or Affiliates unless (i) such other account is a Collateral Account or (ii) such transfer is permitted by the Credit Agreement.

(f) If an Enforcement Notice is in effect, the Collateral Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain,

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all cash and investments then held in any Collateral Account, (ii) liquidate, or instruct the relevant Securities Intermediary or Depositary Bank to liquidate, any or all investments held therein and/or (iii) withdraw any amounts held therein and apply such amounts as provided in Section 20.

(g) If (i) an Enforcement Notice is in effect or the maturity of the Loans shall have been accelerated pursuant to Article 8 of the Credit Agreement and (ii) immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Collateral Agent will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.

SECTION 16. Transfer of Record Ownership. (a) At any time an Enforcement Notice is in effect, the Collateral Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Collateral Agent, will as promptly as practicable):

(i) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be (x) transferred of record into the name of the Collateral Agent or its nominee or (y) credited to the relevant Lien Grantor’s Investment Property Collateral Account; and

(ii) cause the Financial Asset underlying each Pledged Security Entitlement to be credited to the relevant Lien Grantor’s Investment Property Collateral Account;

provided that no such action shall be taken with respect to any capital stock of any Insurance Subsidiary unless any and all regulatory approvals required under applicable law shall have been obtained. Each Lien Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this subsection.

(b) Perfection upon Transfer of Record Ownership. If and when any Pledged Security (whether certificated or uncertificated) owned by such Lien Grantor is transferred of record into the name of the Collateral Agent or its nominee pursuant to Section 16(a), (i) the Security Interest in such Pledged Security will be perfected, subject to no prior Liens or rights of others, (ii) the Collateral Agent will have Control of such Pledged Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof. If and when any Pledged Security owned by such Lien

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Grantor is credited to its Investment Property Collateral Account pursuant to Section 16(a), Section 11(g) will apply to the resulting Security Entitlement.

(c) Provisions Inapplicable after Transfer of Record Ownership. If the provisions of Section 16(a) are implemented, Sections 11(b) and 11(c) shall not thereafter apply to (i) any Pledged Security that is registered in the name of the Collateral Agent or its nominee or (ii) any Security Entitlement in respect of which the Collateral Agent or its nominee is the Entitlement Holder.

(d) Communications after Transfer of Record Ownership. The Collateral Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Collateral Agent with respect to (i) Pledged Securities registered in the name of the Collateral Agent or its nominee and (ii) Pledged Security Entitlements as to which the Collateral Agent or its nominee is the Entitlement Holder.

SECTION 17. Right to Vote Securities. (a) Unless an Enforcement Notice directing the Collateral Agent to vote the Pledged Securities is in effect, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Collateral Agent will, upon receiving a written request from such Lien Grantor, deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Collateral Agent or its nominee or any such Pledged Security Entitlement as to which the Collateral Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance satisfactory to the Collateral Agent. Unless an Enforcement Notice directing the Collateral Agent to do so is in effect, the Collateral Agent will have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

(b) If an Enforcement Notice directing the Collateral Agent to do so is in effect, the Collateral Agent will have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Collateral Agent may reasonably request

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from time to time to give effect to such right; provided that the Collateral Agent will not have the right to vote, to give consents, ratifications or waivers or to take any other action with respect to the capital stock of any Insurance Subsidiary, in each case to the extent that such action would require prior regulatory approval under applicable law, unless such approval shall have been granted.

SECTION 18. Certain Cash Distributions. Cash Distributions with respect to assets held in a Collateral Account shall be deposited and held therein, or withdrawn therefrom, as provided in Section 15. Cash Distributions with respect to any Pledged Equity Interest or Pledged Indebtedness that is not held in a Collateral Account (whether held in the name of a Lien Grantor or in the name of the Collateral Agent or its nominee) shall be deposited, promptly upon receipt thereof, in a Controlled Deposit Account of the relevant Lien Grantor; provided that, if an Enforcement Notice is in effect, the Collateral Agent may deposit, or direct the recipient thereof to deposit, each such Cash Distribution in the relevant Lien Grantor’s Cash Collateral Account.

SECTION 19. Remedies upon Enforcement Notice. (a) Upon being instructed to do so in an Enforcement Notice or in written instructions given by the Required Lenders at any time while an Enforcement Notice is in effect, the Collateral Agent shall exercise (or cause its sub-agents, if any, to exercise) any or all of the remedies available to it (or to such sub-agents) under the Collateral Documents.

(b) Without limiting the generality of the foregoing, upon being instructed to do so in an Enforcement Notice or in written instructions given by the Required Lenders at any time while an Enforcement Notice is in effect, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Personal Property Collateral and, in addition, the Collateral Agent may, without being required to give any notice, except as provided in the Credit Agreement or herein or as may be required by mandatory provisions of law, withdraw all cash and Liquid Investments held in any of the Collateral Accounts and apply such cash and Liquid Investments then held by it as Collateral as specified in Section 20 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell or otherwise dispose of the Collateral or any part thereof; provided that the right of the Collateral Agent to sell or otherwise dispose of the capital stock of any Insurance Subsidiary shall be subject to the Collateral Agent or the relevant Lien Grantor obtaining, to the extent necessary under applicable law, the prior approval of such sale or other disposition by the governmental body or official having jurisdiction with respect to such Insurance Subsidiary. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 22. The foregoing provisions of this subsection shall apply to Real

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Property Collateral only to the extent permitted by applicable law and the provisions of any applicable Mortgage or other document.

(c) Without limiting the generality of the foregoing, if an Enforcement Notice is in effect:

(i) the Collateral Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged Intellectual Property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license of which the Collateral Agent shall have received a copy;

(ii) the Collateral Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged Intellectual Property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Collateral Agent and each other Secured Party from liability for, and agrees to hold the Collateral Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Agent’s or such Secured Party’s gross negligence or willful misconduct; and

(iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of any Pledged Intellectual Property owned by such Lien Grantor or any action related thereto. In the event of any such disposition, subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor shall supply to the Collateral Agent its know-how and expertise relating to or the products or services made or rendered in connection with such Intellectual Property, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services, to the Collateral Agent.

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SECTION 20. Application of Proceeds. (a) Upon being instructed to do so in an Enforcement Notice or in written instructions given by the Required Lenders at any time while an Enforcement Notice is in effect, the Collateral Agent shall apply (i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of all or any part of the Collateral in the following order of priorities:

first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Collateral Documents, and any other amounts then due and payable to the Collateral Agent pursuant to Section 21 or pursuant to Section 10.03 of the Credit Agreement;

second, to pay the unpaid principal of the Secured Obligations ratably (or provide for the payment thereof pursuant to Section 20(b)), until payment in full of the principal of all Secured Obligations shall have been made (or so provided for);

third, to pay ratably (i) all interest (including Post-Petition Interest) on the Secured Obligations and (ii) all fees payable under the Credit Agreement, until payment in full of all such interest and fees shall have been made;

fourth, to pay all other Secured Obligations ratably (or provide for the payment thereof pursuant to Section 20(b)), until payment in full of all such other Secured Obligations shall have been made (or so provided for); and

finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent permitted by the limitation in Section 2(i). The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

(b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 20(b), be payable pursuant to Section 20(a) in respect of a Contingent Secured Obligation, the Collateral Agent shall not apply any monies to pay such Contingent Secured

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Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 20(b) rather than Section 20(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 20(a) (i.e., clause second or fourth) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 20(a). If (i) the holder of such Contingent Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this Section 20(b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in Section 20(a).

(c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to Section 24(f). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

SECTION 21. Fees and Expenses; Indemnification. (a) The Borrower will forthwith upon demand pay to the Collateral Agent:

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(i) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Security Interests or to free any Collateral from any other Lien thereon;

(ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur in connection with (w) the administration or enforcement of the Collateral Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Security Interest, (x) the collection, sale or other disposition of any Collateral or (y) the exercise by the Collateral Agent of any of its rights or powers under the Collateral Documents or (z) any Enforcement Notice;

(iii) the amount of any fees that the Borrower shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and

(iv) the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Collateral Documents, except to the extent that such loss, liability or expense arises from the Collateral Agent’s gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Sections 23 and 24).

Any such amount not paid to the Collateral Agent on demand will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2.0% plus the rate applicable to ABR Loans for such day.

(b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Collateral Documents, the Borrower will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.

(c) The Borrower shall indemnify each of the Secured Parties, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, costs and expenses of any kind (including reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) arising out of, or in connection with any and all Environmental

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Liabilities. Without limiting the generality of the foregoing, each Lien Grantor waives all rights for contribution and all other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or related to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

SECTION 22. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Borrower’s expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor’s Collateral:

(a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

(b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

(c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

(d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Personal Property Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Lien Grantor at least ten days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

SECTION 23. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto.

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The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of any act or omission of any agent or bailee selected by the Collateral Agent in good faith or by reason of any act or omission by the Collateral Agent pursuant to instructions from the Required Lenders (including, without limitation, any voting instruction pursuant to Section 17), except to the extent that such liability arises from the Collateral Agent’s gross negligence or willful misconduct.

SECTION 24. General Provisions Concerning the Collateral Agent. (a) Authority. The Collateral Agent is authorized to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms of the Collateral Documents, together with such actions and powers as are reasonably incidental thereto. As to any matters not expressly provided for herein or in an Enforcement Notice or in written requests, directions or instructions given as expressly provided in Sections 17, 19, 22 or 25 including, without limitation, the timing and methods of realization upon the Collateral, the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion (subject to Section 24(c)); provided that the Collateral Agent shall not be obligated to comply with any such instructions that are inconsistent with the provisions of the Collateral Documents.

(b) Rights and Powers as a Secured Party. The bank serving as the Collateral Agent shall, in its capacity as a Secured Party, have the same rights and powers as any other Secured Party and may exercise the same as though it were not the Collateral Agent. Such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Collateral Agent hereunder.

(c) Limited Duties and Responsibilities. The Collateral Agent shall not have any duties or obligations under the Collateral Documents except those expressly set forth therein. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Collateral Documents that the Collateral Agent is required in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02 of the Credit Agreement), and (iii) except as expressly set forth in

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the Financing Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02 of the Credit Agreement) or in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Security Interest, whether impaired by operation of law or by reason of any action or omission to act on its part under the Collateral Documents. The Collateral Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Collateral Agent by the Borrower or a Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Collateral Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Collateral Document, (D) the validity, enforceability, effectiveness or genuineness of any Collateral Document or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in any Collateral Document.

(d) Authority to Rely on Certain Writings, Statements and Advice. The Collateral Agent shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert.

(e) Sub-Agents and Related Parties. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 23 and this Section shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent.

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(f) Information as to Secured Obligations and Actions by Secured Parties. For all purposes of the Collateral Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any action has been taken under any Secured Agreement, the Collateral Agent will be entitled to rely on information from (i) the Administration Agent for information as to the Lenders, their Secured Obligations and actions taken by them, (ii) any Secured Party (or any trustee, agent or similar representative designated to supply such information) for information as to its Secured Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and (iii) the Borrower, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

(g) Within two Business Days after it receives or sends any notice referred to in this subsection, the Collateral Agent shall send to the Lenders and each Secured Party Requesting Notice, copies of any Enforcement Notice received by the Collateral Agent, any certificate designating additional obligations as Secured Obligations received by the Collateral Agent pursuant to Section 27 and any notice given by the Collateral Agent to any Lien Grantor, or received by it from any Lien Grantor, pursuant to Section 17, 19, 20, 22, 24(i) or 25.

(h) The Collateral Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Agent’s opinion, (i) is contrary to law or the provisions of any Collateral Document, (ii) may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

(i) Resignation; Successor Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided in this subsection, the Collateral Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor Collateral Agent. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent hereunder, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder.

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The fees payable by the Borrower to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Borrower and such successor. After the Collateral Agent’s resignation hereunder, the provisions of this Section, Section 21 and Section 23 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

SECTION 25. Termination of Security Interests; Release of Collateral. (a) The Security Interests granted by each Subsidiary Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

(b) The Security Interests granted by the Borrower shall terminate when all the Release Conditions are satisfied.

(c) At any time before the Security Interests granted by the Borrower terminate, the Collateral Agent may, at the written request of the Borrower, release any Collateral (but not all or substantially all the Collateral) with the prior written consent of the Required Lenders.

(d) At any time before the Security Interests granted by the Borrower terminate, unless an Enforcement Notice is in effect, the Collateral Agent shall release Collateral (but not all or substantially all the Collateral) upon receiving from the Borrower a written request in accordance with Section 2.18 of the Credit Agreement. No such release shall require the consent of any Secured Party.

(e) The Security Interest in any property abandoned by any Lien Grantor to Ventas pursuant to Section 6.2 of any Master Lease Agreement to which the Borrower is a party shall be automatically terminated without any necessity to deliver any termination statements or releases. Notwithstanding the foregoing, at the request of Ventas, certifying that such an abandonment has occurred, the Collateral Agent, shall execute and deliver to Ventas, at the expense of Ventas, such documents as are necessary in order to evidence such termination of the Security Interest.

(f) Upon any termination of a Security Interest or release of Collateral, the Collateral Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Security Interest or the release of such Collateral, as the case may be.

SECTION 26. Additional Subsidiary Guarantors and Lien Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Collateral

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Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a “Subsidiary Guarantor” and a “Lien Grantor” as defined herein.

SECTION 27. Additional Secured Obligations. The Borrower may from time to time designate its obligations under any Interest Rate Agreement with a Lender or an Affiliate of a Lender at the time such agreement is entered into as an additional Secured Obligation for purposes hereof by delivering to the Collateral Agent a certificate signed by a Financial Officer that (i) identifies such Interest Rate Agreement, specifying the name and address of the other party thereto, the notional principal amount thereof and the expiration date thereof, (ii) states that the Borrower’s obligations thereunder are designated as Secured Obligations for purposes hereof and (iii) states that, after giving effect to such designation, the aggregate notional principal amount of all outstanding Designated Interest Rate Agreements included in the Secured Obligations will not exceed $300,000,000.

SECTION 28. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile, addressed to it at its facsimile number specified below, and such party sends back confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

(i) in the case of any Lien Grantor listed on the signature pages hereof, to it at:

Kindred Healthcare, Inc.
680 South Fourth Avenue
Louisville, KY 40202
Attn: General Counsel
Facsimile: (502) 596-4075

with copies to:

Cleary, Gottlieb, Steen & Hamilton
One Liberty Plaza
New York, NY 10006
Attn: Thomas Moloney, Esq.
Lindsee Granfield, Esq.

(ii) in the case of any other Lien Grantor, to it at its address or facsimile number set forth in its Security Agreement Supplement;

45

(iii) in the case of the Collateral Agent, to it at:

JPMorgan Agency Services
1111 Fannin - 10th Floor
Houston, TX 77002
Attention: Erin Merritt
Telephone: (713) 750-2119
Facsimile: (713) 750-2782
with copies to:
JPMorgan Chase Bank - Corporate Banking Group
270 Park Avenue - 4th Floor
New York, NY 10017
Attention: Dawn Lee Lum
Telephone: (212) 270-5100
Facsimile: (212) 270-2472
and to:
JPMorgan Chase Bank - Corporate Banking Group
270 Park Avenue - 20th Floor
New York, NY 10017
Attention: Lisa Dee
Telephone: (212) 270-6265
Facsimile: (212) 270-7449

(iv) in the case of any Lender, to the Collateral Agent to be forwarded to such Lender at its address or facsimile number specified in or pursuant to Section 10.01 of the Credit Agreement; or

(v) in the case of any other Secured Party Requesting Notice, to it at such address or facsimile number as such party may hereafter specify for the purpose by notice to the Collateral Agent.

Any party may change its address or facsimile number for purposes of this Section by giving notice of such change to the Collateral Agent and the Borrower in the manner specified above.

NOTICE TO THE BORROWER UNDER THIS AGREEMENT OR UNDER ANY OTHER FINANCING DOCUMENT SHALL CONSTITUTE NOTICE TO ALL LIEN GRANTORS FOR ALL PURPOSES HEREUNDER AND THEREUNDER, AND NOTICE FROM THE BORROWER UNDER THIS AGREEMENT OR UNDER ANY OTHER FINANCING DOCUMENT

46

PURPORTING TO BE NOTICE FROM ALL LIEN GRANTORS SHALL CONSTITUTE NOTICE FROM ALL LIEN GRANTORS FOR ALL PURPOSES HEREUNDER AND THEREUNDER. Each Lien Grantor other than the Borrower hereby irrevocably appoints the Borrower as such Lien Grantor’s agent and attorney-in-fact, with full authority in the place and stead of such Lien Grantor and in the name of such Lien Grantor, the Borrower or otherwise, from time to time in the Borrower’s discretion, to execute and deliver (and receive, where applicable) any and all written notices and communications hereunder on behalf of the Lien Grantors to the Collateral Agent and the Lenders, and to deliver oral notices and communications to the foregoing effect, and the Collateral Agent and each Lender shall be entitled to rely upon any such notice or communication as a notice, communication or consent, as the case may be, of the Lien Grantors, and shall incur no liability to the Borrower or any other Lien Grantor in acting upon any such notice or communication that the Collateral Agent or such Lender believes in good faith to have been given by a duly authorized officer or other person authorized by the Borrower.

SECTION 29. No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Collateral Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under any Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Financing Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

SECTION 30. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties. If all or any part of any Secured Party’s interest in any Secured Obligation is assigned or otherwise transferred, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

SECTION 31. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of such Lenders as are required to consent thereto under Section 10.02 of the Credit Agreement. No such waiver, amendment or modification shall affect the rights of a Secured Party (other than a Lender) hereunder more adversely than it affects the comparable rights of the Lenders hereunder, without the consent of such Secured Party.

47

SECTION 32. Choice of Law.

(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

(b) Each Lien Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Financing Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Financing Document shall affect any right that the Collateral Agent may otherwise have to bring any action or proceeding relating to any Financing Document against any Lien Grantor or its properties in the courts of any jurisdiction.

(c) Each Lien Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Financing Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 28. Nothing in any Financing Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 33. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR

48

RELATING TO ANY COLLATERAL DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 34. Severability. If any provision of any Collateral Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Collateral Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

SECTION 35. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 36. Consequences Of Effectiveness. (a) On the Effective Date, the Security Agreement, the Vencor Guaranty Agreement and the Subsidiary Guaranty Agreement (each as defined in the Exit Facility) shall be amended and restated in their entirety to read as set forth in this Agreement.

(b) The parties hereto acknowledge and agree that (i) this Agreement and the other Financing Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” (as defined in the Exit Facility) under the Exit Facility as in effect prior to the Effective Date and which remain outstanding, (ii) such “Obligations” are in all respects continuing (as amended and restated by the Credit Agreement and this Agreement) and (iii) the Liens and security interests as granted under the Collateral Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect.

(c) On and after the Effective Date, the rights and obligations of the parties hereto shall be governed by the provisions of this Agreement and the other

49

Financing Documents; provided that the rights and obligations of the parties hereto with respect to the period prior to the Effective Date shall continue to be governed by the provisions of the Exit Facility, the Security Agreement (as defined in the Exit Facility), the Vencor Guaranty Agreement (as defined in the Exit Facility) and the Subsidiary Guaranty Agreement (as defined in the Exit Facility) as in effect prior to the Effective Date.

SECTION 37. Withdrawal of Enforcement Notice. An Enforcement Notice, once given, shall remain in effect unless and until (i) the Required Lenders notify the Collateral Agent that they wish to withdraw such Enforcement Notice, (ii) no monies have been applied to pay any Secured Obligations pursuant to Section 20 (except pursuant to clause first of subsection (a) thereof) as a result of such Enforcement Notice and (iii) the Collateral Agent determines that the withdrawal of such Enforcement Notice will not result in any liability or unreimbursed loss to the Collateral Agent by reason of actions taken by it in reliance thereon.

50

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

KINDRED HEALTHCARE, INC.
By:
Name:
Title:

JPMORGAN CHASE BANK, as Collateral Agent
By:
Name:
Title:

Subsidiary Guarantors:

ADVANCED INFUSION SYSTEMS, INC.

AMERICAN X-RAYS, INC.

CARIBBEAN BEHAVIORAL HEALTH SYSTEMS, INC.

COMMUNITY BEHAVIORAL HEALTH SYSTEM, INC.

COMMUNITY PSYCHIATRIC CENTERS PROPERTIES OF TEXAS, INC.

COMMUNITY PSYCHIATRIC CENTERS PROPERTIES OF UTAH, INC.

COURTLAND GARDENS HEALTH CENTER, INC.

CPC MANAGED CARE HEALTH SERVICES, INC.

FIRST REHAB, INC.

HELIAN ASC OF NORTHRIDGE, INC.

HELIAN HEALTH GROUP, INC.

HELIAN RECOVERY CORPORATION

HOMESTEAD HEALTH CENTER, INC.

HORIZON HEALTHCARE SERVICES, INC.

J. B. THOMAS HOSPITAL, INC.

KPS EAST, INC.

KPS MIDWEST, INC.

KPS MOUNTAIN, INC.

KPS SEATTLE, INC.

KPS WISCONSIN, INC.

KINDRED ACUTE PULMONARY EAST, INC.

KINDRED ACUTE PULMONARY WEST, INC.

KINDRED FACILITY SERVICES, INC.

KINDRED HEALTHCARE OPERATING, INC.

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

Subsidiary Guarantors (Continued):

KINDRED HEALTHCARE SERVICES, INC.

KINDRED HOLDINGS, L.L.C.

KINDRED HOME CARE SERVICES, INC.

KINDRED HOSPICE, INC.

KINDRED HOSPITAL PHARMACY SERVICES, INC.

KINDRED HOSPITALS EAST, L.L.C.

KINDRED HOSPITALS WEST, L.L.C.

KINDRED INSTITUTIONAL PHARMACY SERVICES, INC.

KINDRED INSURANCE HOLDINGS, INC.

KINDRED INVESTMENT COMPANY

KINDRED NEVADA, L.L.C.

KINDRED NURSING CENTERS EAST, L.L.C.

KINDRED NURSING CENTERS NORTH, L.L.C.

KINDRED NURSING CENTERS SOUTH, L.L.C.

KINDRED NURSING CENTERS WEST, L.L.C.

KINDRED PHARMACY SERVICES, INC.

KINDRED PULMONARY ILLINOIS, INC.

KINDRED REHAB SERVICES, INC.

KINDRED SUPPORT SERVICES, L.L.C.

KINDRED SYSTEMS, INC.

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

Subsidiary Guarantors (Continued):

LAFAYETTE HEALTH CARE CENTER, INC.

MEDEQUITIES, INC.

MEDISAVE OF TENNESSEE, INC.

PALO ALTO SURGECENTER CORPORATION

PERSONACARE LIVING CENTER OF CLEARWATER, INC.

PERSONACARE OF BRADENTON, INC.

PERSONACARE OF CLEARWATER, INC.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF GEORGIA, INC.

PERSONACARE OF HUNTSVILLE, INC.

PERSONACARE OF LITTLE ROCK, INC.

PERSONACARE OF OHIO, INC.

PERSONACARE OF OWENSBORO, INC.

PERSONACARE OF PENNSYLVANIA, INC.

PERSONACARE OF POMPANO EAST, INC.

PERSONACARE OF POMPANO WEST, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF SAN ANTONIO, INC.

PERSONACARE OF SAN PEDRO, INC.

PERSONACARE OF SHREVEPORT, INC.

PERSONACARE OF ST. PETERSBURG, INC.

PERSONACARE OF WARNER ROBINS, INC.

PERSONACARE OF WISCONSIN, INC.

PERSONACARE PROPERTIES, INC.

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

Subsidiary Guarantors (Continued):

PRODATA SYSTEMS, INC.

RECOVERY INNS OF AMERICA, INC.

RESPIRATORY CARE SERVICES, INC.

SOUTHERN CALIFORNIA SPECIALTY CARE, INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF DALLAS, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA, INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.

STAMFORD HEALTH FACILITIES, INC.

THC – CHICAGO, INC.

THC – HOLLYWOOD, INC.

THC – HOUSTON, INC.

THC – MINNEAPOLIS, INC.

THC – NORTH SHORE, INC.

THC – ORANGE COUNTY, INC.

THC – SAN DIEGO, INC.

THC – SEATTLE, INC.

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

Subsidiary Guarantors (Continued):

THERATX HEALTH SERVICES, INC.

THERATX HEALTHCARE MANAGEMENT, INC.

THERATX MANAGEMENT SERVICES, INC.

THERATX REHABILITATION SERVICES, INC.

THERATX STAFFING, INC.

TRANSITIONAL HOSPITALS CORPORATION OF INDIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF LOUISIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEVADA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEW MEXICO, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TAMPA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TEXAS, INC.

TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC.

TUCKER NURSING CENTER, INC.

TUNSTALL ENTERPRISES, INC.

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

Subsidiary Guarantors (Continued):

HILLHAVEN-MSC PARTNERSHIP
By:	KINDRED NURSING CENTERS
WEST, L.L.C. and KINDRED
HOSPITALS WEST, L.L.C., General Partners

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

KINDRED ACUTE PULMONARY LIMITED PARTNERSHIP
By:	KINDRED HOSPITALS LIMITED
PARTNERSHIP and KINDRED
HEALTHCARE OPERATING, INC., General Partners

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

KINDRED HOME CARE AND HOSPICE INDIANA PARTNERSHIP
By:	KINDRED HOME CARE
SERVICES, INC. and KINDRED
HOSPICE, INC., General Partners

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

Subsidiary Guarantors (Continued):

KINDRED HOSPITALS LIMITED PARTNERSHIP
By:	KINDRED NURSING CENTERS
LIMITED PARTNERSHIP and
KINDRED HOSPITALS WEST, L.L.C., General Partners

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

KINDRED NURSING CENTERS CENTRAL LIMITED PARTNERSHIP

By:	KINDRED NURSING CENTERS LIMITED PARTNERSHIP and KINDRED HEALTHCARE OPERATING, INC., General Partners

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

KINDRED NURSING CENTERS LIMITED PARTNERSHIP
By:	KINDRED HOSPITALS LIMITED
PARTNERSHIP and KINDRED
NURSING CENTERS EAST, L.L.C.,
General Partners

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

Subsidiary Guarantors (Continued):

RECOVERY INN OF MENLO PARK, L.P.
	By:	HELIAN RECOVERY
CORPORATION, General Partner

By:
Name:	Donald H. Robinson
Title:	Senior Vice President of Tax and Treasurer

SCHEDULE 1

SECURITIES AND SECURITIES ACCOUNTS

OWNED BY ORIGINAL LIEN GRANTORS

(as of the Effective Date)

PART 1 — Securities

Issuer	Jurisdiction of Organization	Owner of Securities	Amount Owned	Type of Security
Ledgewood Health Care Corporation	Massachusetts	Kindred Healthcare Operating, Inc.	7,500	Class B common stock
HealthEssentials Solutions, Inc.	Delaware	Kindred Healthcare Operating, Inc.	50,000	common stock

PART 2 — Securities Accounts

The Original Lien Grantors own Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

Owner	Securities Intermediary	Account Number
None.

S-1

SCHEDULE 2

LIST OF MATERIAL GOVERNMENT CONTRACTS

None.

S-2

EXHIBIT A

to Security Agreement

SECURITY AGREEMENT SUPPLEMENT

SECURITY AGREEMENT SUPPLEMENT dated as of             ,             , between [NAME OF LIEN GRANTOR] (the “Lien Grantor”) and JPMORGAN CHASE BANK, as Collateral Agent.

WHEREAS, Kindred Healthcare, Inc. (the “Borrower”), the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent, are parties to an Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (as heretofore amended and/or supplemented, the “Security Agreement”) under which the Borrower secures certain of its obligations (the “Secured Obligations”) and the Subsidiary Guarantors guarantee the Secured Obligations and secure their respective guarantees thereof;

WHEREAS, [name of Lien Grantor] [desires to become] [is] a party to the Security Agreement as a Subsidiary Guarantor and Lien Grantor thereunder;1 and

WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Secured Guarantee.2 The Lien Grantor unconditionally and irrevocably guarantees the full and punctual payment of each Secured Obligation as and when the same shall become due and payable (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Collateral Agent, the Lien Grantor becomes a “Subsidiary Guarantor” and “Lien Grantor” for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Subsidiary Guarantor thereunder.

[1]	If the Lien Grantor is the Borrower, delete this recital and Section 1 hereof.
[2]	Delete this Section if the Lien Grantor is the Borrower or a Subsidiary Guarantor that is already a party to the Security Agreement.

2. Grant of Security Interests. (a) In order to secure [its Secured Guarantee]3 [the Secured Obligations]4, the Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the “New Collateral”):

[describe property being added to the Collateral]5

(b) With respect to each right to payment or performance included in the Collateral from time to time, the Security Interest granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

(c) The foregoing Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

3. Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Collateral Agent, the Lien Grantor is complying with the provisions of Section 7 of the Security Agreement with respect to Chattel Paper and Instruments, Section 9 of the Security Agreement with respect to assignments and notices of assignment of Material Government Contracts, and Section 11 of the Security Agreement with respect to Investment Property, in each case if and to the extent included in the New Collateral at such time.

4. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Agent, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Subsidiary Guarantor and a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.6

[3]	Delete bracketed words if the Lien Grantor is the Borrower.
[4]	Delete bracketed words if the Lien Grantor is a Subsidiary Guarantor.
[5]	If the Lien Grantor is not already a party to the Security Agreement, clauses (i) through (xiii) of, and the proviso to, Section 3(a) of the Security Agreement may be appropriate.
[6]	Delete Sections 4 and 5 if the Lien Grantor is already a party to the Security Agreement.

5. Address of Lien Grantor. The address, facsimile number and e-mail address of the Lien Grantor for purposes of Section 28 of the Security Agreement are:

[address, facsimile number and e-mail address of Lien Grantor]

6. Representations and Warranties.7 The Lien Grantor represents and warrants that:

(a) The Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].

(b) The Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date hereof.

(c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings necessary to perfect the Security interests) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its Organizational Documents, or of any agreement or other instrument binding upon it or result in the creation or require the imposition of any Lien (except a Security Interest) on any of its assets.

(d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.

(e) Each of the representations and warranties set forth in Sections 4 through 16 of the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a “Lien Grantor” shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to “Collateral” shall be deemed to refer to the New Collateral, and references to the “Effective

[7]	Modify as needed if the Lien Grantor is not a corporation.

Date” shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.

7. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

Schedule 1

to Security Agreement

Supplement

SECURITIES AND SECURITIES ACCOUNTS

OWNED BY LIEN GRANTOR

PART 1 — Securities

Issuer	Jurisdiction of Organization	Owner of Securities	Amount Owned	Type of Security

PART 2 — Securities Accounts

The Lien Grantor owns Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

Owner	Securities Intermediary	Account Number

Schedule 2

to Security Agreement

Supplement

LIST OF MATERIAL GOVERNMENT CONTRACTS

Schedule 3

to Security Agreement

Supplement

MATERIAL COMMERCIAL TORT CLAIMS

[Describe each existing Material Commercial Tort Claim with the specificity required to satisfy Official Comment 5 to UCC Section 9-108.]

B-1

EXHIBIT B

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

(Copyrights, Copyright Registrations, Copyright

Applications and Copyright Licenses)

WHEREAS, [name of Lien Grantor], a                      corporation1 (herein referred to as the “Lien Grantor”) owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

WHEREAS, Kindred Healthcare, Inc. (the “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Citicorp USA, Inc., as Syndication Agent, and General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and Wells Fargo Foothill, as Co-Documentation Agents, are parties to an Amended and Restated Credit Agreement dated as of June 28, 2004 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to (i) an Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (as amended and/or supplemented from time to time, the “Security Agreement”) among the Borrower, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other Collateral Documents (as defined in the Credit Agreement), including this Copyright Security Agreement, the Lien Grantor has [secured certain of its obligations (the “Secured Obligations”)]2 [guaranteed certain obligations of the Borrower and secured such guarantee (the “Lien Grantor’s Secured Guarantee”)]3 by granting to the Grantee for the benefit of the Secured Parties (as defined in the Security Agreement) a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Copyright Collateral (as defined below);

[1]	Modify as needed if the Lien Grantor is not a corporation.
[2]	Delete these bracketed words if the Lien Grantor is a Subsidiary Guarantor.
[3]	Delete these bracketed words if the Lien Grantor is the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the [Secured Obligations] [Lien Grantor’s Secured Guarantee], a continuing security interest in all of the Lien Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;

(ii) each Copyright License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; and

(iii) all proceeds of, revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Copyright (including, without limitation, any Copyright owned by the Lien Grantor and identified in Schedule 1), and all rights and benefits of the Lien Grantor under any Copyright License (including, without limitation, any Copyright License identified in Schedule 1).

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee’s name, from time to time, in the Grantee’s discretion, so long as an Enforcement Notice (as defined in the Credit Agreement) is in effect, to take with respect to the Copyright Collateral any and all appropriate action which the Lien Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

Except to the extent permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the          day of                     ,         .

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

Acknowledged:

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

Schedule 1

to Copyright

Security Agreement

[NAME OF LIEN GRANTOR]

COPYRIGHT REGISTRATIONS

Registration No.	Registration Date	Title

COPYRIGHT APPLICATIONS

Case No.	Serial No.	Country	Date	Filing Title

COPYRIGHT LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

EXHIBIT C

to Security Agreement

PATENT SECURITY AGREEMENT

(Patents, Patent Applications and Patent Licenses)

WHEREAS, [name of Lien Grantor], a                      corporation1 (herein referred to as the “Lien Grantor”) owns, or in the case of licenses is a party to, the Patent Collateral (as defined below);

WHEREAS, Kindred Healthcare, Inc. (the “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Citicorp USA, Inc., as Syndication Agent, and General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and Wells Fargo Foothill, as Co-Documentation Agents, are parties to an Amended and Restated Credit Agreement dated as of June 28, 2004 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to (i) an Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (as amended and/or supplemented from time to time, the “Security Agreement”) among the Borrower, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other Collateral Documents (as defined in the Credit Agreement), including this Patent Security Agreement, the Lien Grantor has [secured certain of its obligations (the “Secured Obligations”)]2 [guaranteed certain obligations of the Borrower and secured such guarantee (the “Lien Grantor’s Secured Guarantee”)]3 by granting to the Grantee for the benefit of the Secured Parties (as defined in the Security Agreement) a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Patent Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the [Secured Obligations] [Lien Grantor’s Secured Guarantee],

[1]	Modify as needed if the Lien Grantor is not a corporation.
[2]	Delete these bracketed words if the Lien Grantor is a Subsidiary Guarantor.
[3]	Delete these bracketed words if the Lien Grantor is the Borrower.

a continuing security interest in all of the Lien Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent referred to in Schedule 1 hereto;

(ii) each Patent License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Patent License identified in Schedule 1 hereto; and

(iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor (including, without limitation, any Patent identified in Schedule 1 hereto) and all rights and benefits of the Lien Grantor under any Patent License (including, without limitation, any Patent License identified in Schedule 1 hereto).

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee’s name, from time to time, in the Grantee’s discretion, so long as an Enforcement Notice (as defined in the Credit Agreement) is in effect, to take with respect to the Patent Collateral any and all appropriate action which the Lien Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

Except to the extent permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the          day of                     ,         .

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

Acknowledged:

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

Schedule 1

to Patent

Security Agreement

[NAME OF LIEN GRANTOR]

PATENTS AND DESIGN PATENTS

Patent No.	Issued	Expiration	Country	Title

PATENT APPLICATIONS

Case No.	Serial No.	Country	Date	Filing Title

PATENT LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

EXHIBIT D

to Security Agreement

TRADEMARK SECURITY AGREEMENT

(Trademarks, Trademark Registrations, Trademark

Applications and Trademark Licenses)

WHEREAS, [name of Lien Grantor], a                      corporation1 (herein referred to as the “Lien Grantor”) owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);

WHEREAS, Kindred Healthcare, Inc. (the “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Citicorp USA, Inc., as Syndication Agent, and General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and Wells Fargo Foothill, as Co-Documentation Agents, are parties to an Amended and Restated Credit Agreement dated as of June 28, 2004 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to (i) an Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (as amended and/or supplemented from time to time, the “Security Agreement”) among the Borrower, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other Collateral Documents (as defined in the Credit Agreement), including this Trademark Security Agreement, the Lien Grantor has [secured certain of its obligations (the “Secured Obligations”)]2 [guaranteed certain obligations of the Borrower and secured such guarantee (the “Lien Grantor’s Secured Guarantee”)]3 by granting to the Grantee for the benefit of the Secured Parties (as defined in the Security Agreement) a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Trademark Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the

[1]	Modify as needed if the Lien Grantor is not a corporation.
[2]	Delete these bracketed words if the Lien Grantor is a Subsidiary Guarantor.
[3]	Delete these bracketed words if the Lien Grantor is the Borrower.

Grantee, to secure the [Secured Obligations] [Lien Grantor’s Secured Guarantee], a continuing security interest in all of the Lien Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Trademark (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

(ii) each Trademark License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

(iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor (including, without limitation, any Trademark identified in Schedule 1 hereto), and all rights and benefits of the Lien Grantor under any Trademark License (including, without limitation, any Trademark License identified in Schedule 1 hereto), or for injury to the goodwill associated with any of the foregoing.

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee’s name, from time to time, in the Grantee’s discretion, so long as an Enforcement Notice (as defined in the Credit Agreement) is in effect, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

Except to the extent permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Trademark Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the          day of                     ,         .

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

Acknowledged:

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

Schedule 1

to Trademark

Security Agreement

[NAME OF LIEN GRANTOR]

TRADEMARK REGISTRATIONS

TRADEMARK	REG. NO.	REG. DATE

TRADEMARK APPLICATIONS

TRADEMARK	REG. NO.	REG. DATE

TRADEMARK LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

EXHIBIT E

to Security Agreement

PERFECTION CERTIFICATE

The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the “Lien Grantor”). With reference to the Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 among Kindred Healthcare, Inc., the Subsidiary Guarantors party thereto, and JPMorgan Chase Bank, as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Agent and each other Secured Party as follows:

A. Information Required for Filings and Searches for Prior Filings.

1. Jurisdiction of Organization. The Lien Grantor is a [corporation]1 organized under the laws of                     .

1. Name. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

2. Prior Names. a) Set forth below is each other [corporate] name that the Lien Grantor has had since its organization, together with the date of the relevant change:

(a) Except as set forth in Schedule [1] hereto, the Lien Grantor has not changed its corporate structure2 in any way within the past five years.

(b) None of the Lien Grantor’s Collateral was acquired from another Person within the past five years, except

[1]	Modify as needed if the Lien grantor is not a corporation.
[2]	Changes in corporate structure would include mergers and consolidations, as well as any change in the Lien Grantor’s form of organization. If any such change has occurred, include in Schedule [1] the information required by Part A of this certificate as to each constituent party to a merger or consolidation and any other predecessor organization.

(i) property sold to the Lien Grantor by another Person in the ordinary course of such other Person’s business;

(ii) property with respect to which the Security Interests are to be perfected by taking possession or control thereof;

(iii) property acquired in transactions described in Schedule [2] hereto; and

(iv) other property having an aggregate fair market value not exceeding $50,000.

3. Filing Office. In order to perfect the Security Interests granted by the Lien Grantor, a duly completed financing statement on Form UCC-1, with the collateral described as set forth on Schedule [3] hereto, should be on file in the office of                      in                     3 .

B. Additional Information Required for Searches for Prior Filings Under Old Article 9.

1. Current Locations. (a) The chief executive office of the Lien Grantor is located at the following address:

Mailing Address	County	State

The Lien Grantor [does] [does not] have a place of business in another county of the State listed above.

(a) The following are all places of business of the Lien Grantor not identified above:

Mailing Address	County	State

(b) The following are all locations not identified above where the Lien Grantor maintains any Inventory:

Mailing Address	County	State

[3]	Insert Lien Grantor’s “location” determined as provided in UCC Section 9-307.

(c) The following are the names and addresses of all Persons (other than the Lien Grantor) that have possession of any of the Lien Grantor’s Inventory:

Mailing Address	County	State

2. Prior Locations. c) Set forth below is the information required by paragraphs b) and (a) of Part B–1 above with respect to each other location or place of business maintained by the Lien Grantor at any time during the past five years:

(a) Set forth below is the information required by paragraphs (b) and (c) of Part B–1 above with respect to each other location or bailee where or with whom any of the Lien Grantor’s Inventory has been lodged at any time during the past four months:

C. Search Reports.

Attached hereto as Schedule [4] is a true copy of a file search report from the central UCC filing office in each jurisdiction identified in Part A–3 and Part B above with respect to each name set forth in Part A–1 and Part A–2 above (searches in local filing offices, if any, are not required). Attached hereto as Schedule [5] is a true copy of each financing statement or other filing identified in such file search reports.

D. UCC Filings.

Attached hereto as Schedule [6] is a schedule setting forth filing information with respect to the filings referred to in Part A-4 and Part B above. All filing fees and taxes payable in connection with such filings have been paid before or at the time of the filings.

IN WITNESS WHEREOF, I have hereunto set my hand this          day of                     ,             .

Name:
Title:

Schedule [1]

to Perfection Certificate

CHANGES IN CORPORATE STRUCTURE

Schedule [3]

to Perfection Certificate

DESCRIPTION OF COLLATERAL

All Debtor’s personal property.

Schedule [6] to

Perfection Certificate

SCHEDULE OF FILINGS

AGAINST                     ,

AS DEBTOR

Filing Office	File Number	Date of Filing[4]

[4]	Also indicate lapse date, if other than fifth anniversary.

EXHIBIT F

to Security Agreement

ISSUER CONTROL AGREEMENT

ISSUER CONTROL AGREEMENT dated as of             ,              among                      (the “Lien Grantor”), JPMORGAN CHASE BANK, as Collateral Agent (the “Secured Party”), and                      (the “Issuer”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in [Issuer’s jurisdiction of incorporation].

W I T N E S S E T H :

WHEREAS, the Lien Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the “Securities”);

WHEREAS, pursuant to an Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (as such agreement may be amended and/or supplemented from time to time, the “Security Agreement”), the Lien Grantor has granted to the Secured Party a continuing security interest (the “Security Interest”) in all right, title and interest of the Lien Grantor in, to and under the Securities, whether now existing or hereafter arising; and

WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Security Interests on the Securities;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Nature of Securities. The Issuer confirms that (i) the Securities are “uncertificated securities” (as defined in Section 8-102 of the UCC) and (ii) the Lien Grantor is registered on the books of the Issuer as the registered holder of the Securities.

Section 2. Instructions. The Issuer agrees to comply with any “instruction” (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Issuer.

Section 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of set-off that it may now have or hereafter acquire in or with respect to the Securities. The Issuer’s obligations in respect of the

Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.

Section 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer’s jurisdiction of incorporation].

Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Lien Grantor with respect to the Securities [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Lien Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Lien Grantor thereof.

Section 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

(i) Lien Grantor Instructions; Notice of Exclusive Control. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer shall comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a “Notice of Exclusive Control”), the Issuer will cease complying with instructions of the Lien Grantor or any of its agents.

(ii) Non-Cash Dividends and Distributions. After the Issuer receives a Notice of Exclusive Control, the Issuer shall deliver to the Secured Party all dividends, interest and other distributions paid or made upon or with respect to the Securities.

(iii) Voting Rights. Until the Issuer receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

(iv) Statements and Confirmations. The Issuer will promptly send copies of all material notices and other correspondence concerning the Securities simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

(v) Tax Reporting. All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all applicable state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

Section 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:

(i) This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms.

(ii) The Issuer has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.

Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

Lien Grantor:

Secured Party:

Issuer:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Security Interest, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Security Interest has been terminated pursuant to the Security Agreement.

Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

Exhibit A

[Letterhead of Secured Party]

[Date]

[Name and Address of Issuer]

Attention:

Re: Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Issuer Control Agreement dated as of             ,          among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Lien Grantor] (the “Securities”). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

Very truly yours,

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

cc: [name of Lien Grantor]

EXHIBIT G

to Security Agreement

SECURITIES ACCOUNT CONTROL AGREEMENT

SECURITIES ACCOUNT CONTROL AGREEMENT dated as of             ,              among                      (the “Lien Grantor”), JPMORGAN CHASE BANK, as Collateral Agent (the “Secured Party”), and              (the “Securities Intermediary”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in the State of New York. Terms defined in the UCC have the same meanings when used herein.

W I T N E S S E T H :

WHEREAS, the Lien Grantor is the entitlement holder with respect to the Account (as defined below);

WHEREAS, pursuant to an Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (as such agreement may be amended and/or supplemented from time to time, the “Security Agreement”), the Lien Grantor has granted to the Secured Party a continuing security interest (the “Security Interest”) in all right, title and interest of the Lien Grantor in, to and under the Account, all financial assets credited thereto and all security entitlements in respect thereof, whether now owned or existing or hereafter acquired or arising; and

WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Security Interest on the Account, all financial assets from time to time credited thereto and all security entitlements in respect thereof;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Establishment of Account. The Securities Intermediary confirms that:

(i) the Securities Intermediary has established account number [identify account number] in the name of “[name of Lien Grantor]” (such account and any successor account, the “Account”),

(ii) the Account is a “securities account” as defined in Section 8-501 of the UCC,

(iii) the Securities Intermediary is acting as a “securities intermediary” (as defined in Section 8-102 of the UCC) in respect of the Account,

(iv) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Lien Grantor as entitled to exercise the rights that comprise all financial assets from time to time credited to the Account,

(v) all property delivered to the Securities Intermediary by or on behalf of the Lien Grantor will be promptly credited to the Account, and

(vi) all financial assets (except cash) credited to the Account will be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Account be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor or specially indorsed to the Lien Grantor unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

Section 2. “Financial Assets” Election. The parties hereto agree that each item of property (whether investment property, financial asset, security, instrument, cash or other property) credited to the Account shall be treated as a “financial asset” within the meaning of Sections 8-102(a)(9) and 8-103 of the UCC.

Section 3. Entitlement Orders. The Securities Intermediary agrees to comply with any “entitlement order” (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Account or any financial asset credited thereto without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Securities Intermediary.

Section 4. Waiver of Lien; Waiver of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account, any financial asset credited thereto or any security entitlement in respect thereof (except that the Securities Intermediary may set off all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account). Neither the financial assets credited to the Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account).

Section 5. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The State of New York shall be deemed to be the Securities Intermediary’s jurisdiction for purposes of the UCC (including, without limitation, Section 8-110 thereof).

Section 6. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Securities Intermediary and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Securities Intermediary and the Lien Grantor with respect to the Account, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. [If any Existing Other Agreement does not specify that it is governed by the laws of New York, such Existing Other Agreement is hereby amended to specify that it is governed by the laws of New York.]

Section 7. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 8. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Securities Intermediary does not know of any claim to, or interest in, the Account, any financial asset credited thereto or any security entitlement in respect thereof. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account, any financial asset credited thereto or any security entitlement in respect thereof, the Securities Intermediary will promptly notify the Secured Party and the Lien Grantor thereof.

Section 9. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Account as follows:

(i) Lien Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Securities Intermediary has not received a Notice of Exclusive Control (as defined below), the Securities Intermediary shall, subject to paragraph (iii) below, comply with entitlement orders of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all financial assets credited thereto. After the Securities Intermediary receives a written notice from the Secured Party that is exercising exclusive control over the Account (a “Notice of Exclusive Control”), the Securities Intermediary will cease complying with entitlement orders of the Lien Grantor or any of its agents.

(ii) Voting Rights. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the voting of any financial assets credited to the Account.

(iii) Permitted Investments. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the selection of investments to be made and credited to the Account; provided that the Securities Intermediary shall not honor any instruction or entitlement order to purchase any investment except investments of a type described in Exhibit B hereto.1

(iv) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Account and/or any financial assets credited thereto simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 12 hereof.

(v) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any financial assets credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary makes the following representations, warranties and covenants:

(i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Securities Intermediary will not change the name or account number of the Account without the prior written consent of the Secured Party.

(ii) No financial asset credited to the Account is or will be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor, or specially indorsed to the Lien Grantor, unless such financial asset has been further indorsed by the Lien Grantor to the Securities Intermediary or in blank.

(iii) This Agreement is a valid and binding agreement of the Securities Intermediary enforceable in accordance with its terms.

[1]	This Schedule should list the types of investments that are Permitted Investments.

(iv) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any financial asset credited thereto pursuant to which it has agreed, or will agree, to comply with entitlement orders of such person. The Securities Intermediary has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as agreed in Section 3 hereof.

Section 11. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

Lien Grantor:

Secured Party:

Securities Intermediary:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

Section 13. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Security Interest, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the Secured Party has notified the Securities Intermediary in writing that the Security Interest has been terminated pursuant to the terms of the Security Agreement or that the Secured Party has consented to the termination of this agreement together with the related account agreement.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY]

By:
Name:
Title:

Exhibit A

[Letterhead of Secured Party]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re: Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of             ,          among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over securities account number                      (the “Account”), all financial assets from time to time credited thereto and all security entitlements in respect thereof. You are instructed not to accept any directions, instructions or entitlement orders with respect to the Account or the financial assets credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

Very truly yours,

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

cc: [name of Lien Grantor]

Exhibit B

Permitted Investments

Exhibit H

to Security Agreement

DEPOSIT ACCOUNT CONTROL AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT dated as of             ,          among                      (the “Lien Grantor”), JPMORGAN CHASE BANK, as Collateral Agent (the “Secured Party”), and                      (the “Bank”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in the State of New York. Terms defined in the UCC have the same meanings when used herein.

W I T N E S S E T H :

WHEREAS, the Lien Grantor is the Bank’s customer (as defined in Section 4-104(1)(e) of the UCC) with respect to the Account (as defined below);

WHEREAS, pursuant to an Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (as such agreement may be amended and/or supplemented from time to time, the “Security Agreement”), the Lien Grantor has granted to the Secured Party a continuing security interest (the “Security Interest”) in all right, title and interest of the Lien Grantor in, to and under the Account; and

WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Security Interest on the Account and any and all funds or deposits from time to time held therein or credited thereto, whether now owned or existing or hereafter acquired or arising;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Establishment Of Account. The Bank confirms that:

(i) the Bank has established account number [identify account number] in the name of “[name of Lien Grantor]” (such account and any successor account, the “Account”);

(ii) the Account is a “deposit account” as defined in Section 9-102(a)(29) of the UCC; and

(iii) the Bank is a “bank” (as defined in section 9-102 of the UCC) and is acting in such capacity in respect of the Account.

Section 2. Instructions. The Lien Grantor, the Secured Party and the Bank agree that the Bank will comply with (i) any instruction originated by the Secured Party directing disposition of funds in the Account and (ii) any other instruction from the Secured Party in respect of the Account, in each case without further consent by the Lien Grantor or any other person.

Section 3. Waiver of Lien; Waiver of Set-off. The Bank waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto. No amounts credited to the Account will be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party (except that the Bank may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 4. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The State of New York shall be deemed to be the bank’s jurisdiction (as defined in Section 9-304 of the UCC) with respect to the Account.

Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Bank and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Bank and the Lien Grantor with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. [If any Existing Other Agreement does not specify that it is governed by the laws of the State of New York, such Existing Other Agreement is hereby amended to specify that it is governed by the laws of the State of New York.]

Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Bank does not know of any claim to, or interest in, the Account or any or all funds or deposits held therein or credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account or any or all funds or deposits held therein or credited thereto, the Bank will promptly notify the Secured Party and the Lien Grantor thereof.

Section 8. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Bank to honor instructions originated by the Secured Party as agreed in Section 2 hereof, the Bank agrees to maintain the Account as follows:

(i) Lien Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Bank has not received a Notice of Exclusive Control (as defined below), the Bank may comply with instructions originated by the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all funds or deposits held therein or credited thereto. After the Bank receives a written notice from the Secured Party that it is exercising exclusive control over the Account (a “Notice of Exclusive Control”), the Bank will cease complying with instructions originated by the Lien Grantor or any of its agents.

(ii) Statements. The Bank will promptly send copies of all statements and other correspondence concerning the Account simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

(iii) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any funds or deposits held therein or credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

Section 9. Representations, Warranties and Covenants of the Bank. The Bank makes the following representations, warranties and covenants:

(i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Bank will not change the name or account number of the Account without the prior written consent of the Secured Party.

(ii) Neither the Account nor any funds or deposits at any time held therein or credited thereto is or will be evidenced by any instrument (as defined in Section 9-102 of the UCC) or constitutes or will constitute investment property (as defined in Section 9-102 of the UCC).

(iii) This Agreement is a valid and binding agreement of the Bank enforceable in accordance with its terms.

(iv) The Bank has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any funds or deposits held therein or credited thereto pursuant to which it has agreed, or will agree, to comply with instructions of such person. The Bank has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Bank to comply with instructions originated by the Secured Party as agreed in Section 2 hereof.

Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

Lien Grantor:

Secured Party:

Bank:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Security Interest, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Bank hereunder shall continue in effect until the Secured Party has notified the Bank in writing that the Security Interest has been terminated pursuant to the terms of the Security Agreement.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

[NAME OF BANK]

By:
Name:
Title:

Exhibit A

[Letterhead of Secured Party]

[Date]

[Name and Address of Bank]

Attention:

Re: Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of             ,          among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over deposit account number                      (the “Account”) and all funds and deposits from time to time held therein or credited thereto. You are instructed not to accept any directions or instructions with respect to the Account or the funds or deposits held therein or credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

Very truly yours,

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

cc: [name of Lien Grantor]

EXHIBIT I-1

to Security Agreement

ASSIGNMENT OF GOVERNMENT CONTRACT

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto JPMORGAN CHASE BANK, as Collateral Agent, all monies due or to become due under [identify qualifying contract].

I-1-1

EXHIBIT I-2

to Security Agreement

NOTICE OF ASSIGNMENT OF GOVERNMENT CONTRACT

TO:	, [address to one of the parties specified in FAR 32.802(e)].

This has reference to Contract No.          dated                     , entered into between [NAME OF LIEN GRANTOR], [address] (the “Contractor”), and                              [governmental agency, name of office, and address], for                                  [describe nature of the contract].

Moneys due or to become due under the contract described above have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. Section 15.

A true copy of the instrument of assignment executed by the Contractor on          [date], is attached to the original notice.

Payments due or to become due under this contract should be made to the undersigned assignee.

Please return to the undersigned the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

Very truly yours,

JPMORGAN CHASE BANK, as Collateral Agent

By:
Name:
Title:

I-2-1

ACKNOWLEDGMENT

Receipt is acknowledged of the above notice and of a copy of the instrument of assignment. They were received at          (a.m.) (p.m.) on                 ,             .

[signature and title]

On Behalf of
[name of addressee of this notice]

I-2-2

Exhibit D

Form of Borrowing Base Certificate

Kindred Healthcare, Inc.

Monthly Borrowing Base Certificate

For the Month Ended

(000’s US$)

A.	Net available accounts receivable (from page 2 of 2)		$0

B.	Eligible real estate (from page 2 of 2)		$0

C.	Borrowing Base (lines A + B)			$0

D.	Lower of:
	Borrowing Base (line C)		$0

				$0

	Revolving Credit Commitment		$300,000

E.	Revolving Credit Outstandings
	Revolving Loans	$0

	Letter of Credit	$0

	Total Revolving Credit Outstandings			$0

G.	Available credit (overadvance) (line D—E)			$0

Officer’s Certification:

Pursuant to the Amended and Restated Credit Agreement dated as of June     , 2004, among Kindred Healthcare, Inc., the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent (as heretofore amended, the “Credit Agreement”), the undersigned Financial Officer of Kindred Healthcare, Inc. certifies that the information provided in this certificate to JP Morgan Chase Bank, as Collateral Agent, is true and correct based on the accounting records of Kindred Healthcare, Inc. and that the amounts reflected herein have been calculated in compliance with the provisions of the Credit Agreement

Kindred Healthcare, Inc.

Signature & Title	Date

*Borrowing Base Certificate to be accompanied by the documentation outlined in Schedule 1 to Exhibit D*

Exhibit D

Kindred Healthcare Inc.

Monthly Borrowing Base Certificate

For the Month Ended

(in 000’s US$)

Calculation of available accounts receivable

	Hospitals	SNF’s	Pharmacy	Aged A/R	Peoplefirst	Total
Balance per A/R aging						$—

Less ineligibles:
Over 120 days old						—
Private pay less than 120 days						—
Advance payments						—
Potential impairment reserve						—
In collection						—
Athena facility lien						—
Other (per terms of Credit Agreement)						—

Total ineligibles	—	—	—	—	—	—

Less:
PIP Reserve						—
Dilution Reserve (as implemented)						—

Total:	—	—	—	—	—	—

Total eligible A/R	—	—	—	—	—	—
Advance rate	80%	80%	80%	50%	80%
Available A/R	$—	$—	$—	$—	$—	$—

Less Established Reserves:
Cost Report Liability Reserve						—
Interest Rate Agreement Reserve						—
Total Established Reserves:	—	—	—	—	—	—

Net available A/R	$—	$—	$—	$—	$—	$—

Calculation of Eligible Real Estate

Adjusted EBITDA of Eligible Real Estate for 4 most recent fiscal quarters
Multiple factor						5
Eligible Real Estate Borrowing Base Amount						$—

Schedule 1

To Exhibit D

Kindred Healthcare, Inc.

Collateral Monitoring Reporting Requirements

Documents to be Submitted to the Bank

The following information is to be submitted on a monthly basis according to Section 5.01(q) of the Amended and Restated Credit Agreement for all divisions of Kindred Healthcare, Inc. including: Hospital, Health Services, Pharmacy and Peoplefirst:

•	Borrowing Base Certificate in the form of Exhibit D.

•	Accounts Receivable (all divisions*):

1)	Accounts receivable aging, consolidated and for each division.
2)	Accounts receivable by payor class, consolidated and for each division.
3)	Reconciliation of A/R aging report to general ledger and financial statements.
4)	Supporting documentation (system generated extract report where applicable) for the A/R ineligibles/reserves as follows:

>120 days past invoice date
Private pay less than 120 days
Medicaid advance payments
Potential impairment reserve
In collection
Pledged collateral
PIP Reserve
Cost Report Liability Reserve
Interest Rate Agreement Reserve
All other ineligibles (per terms of Credit Agreement)

5)	Patient census counts for hospital and health services divisions.
6)	On a quarterly basis, accounts receivable rollforward by division.*
7)	On a quarterly basis, top 10 accounts receivable balances for the commercial payor class, aged including address and terms per the most recent aging.*

*Health Services Division to be excluded from requirements of 6 and 7 until such time as divisional I/T systems are able to provide detailed consolidated information.

•	Eligible Real Estate (on a quarterly basis):

1)	Individual facility balance sheets and income statements for all eligible owned real estate included in the Borrowing Base, to include individual facility financial results as well as allocation of overhead, interim adjustments, rent and management fees.

Schedule 1

To Exhibit D

•	Other

1)	Consolidated financial statements (to be submitted per terms of Section 5 of the Credit Agreement).
2)	Forecasted facility usage and BBC availability (to be provided through annual projections, submitted per terms of Section 5 of the Credit Agreement).

Submit to:

JPMorgan Chase Bank

Collateral Agent Services Group

Attn: Lisa Dee, Associate

270 Park Avenue – 20th Floor

New York, NY 10017

Phone: (212) 270-6265

Fax: (212) 270-7449

E-mail: lisa.dee@jpmorgan.com